As filed with the Securities and Exchange Commission on June 1, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2016

Date of reporting period: April 1, 2015 through March 31, 2016

Item 1. Reports to Stockholders.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

ANNUAL REPORT

March 31, 2016

GUIDEMARK® LARGE CAP CORE FUND (formerly, GUIDEMARK® LARGE CAP GROWTH FUND)

GUIDEMARK® EMERGING MARKETS FUND (formerly, GUIDEMARK® LARGE CAP VALUE FUND)

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® OPPORTUNISTIC EQUITY FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND (formerly, GUIDEPATH® STRATEGIC ASSET ALLOCATION FUND)

GUIDEPATH® CONSERVATIVE ALLOCATION FUND (formerly, GUIDEPATH® TACTICAL CONSTRAINED® ASSET ALLOCATION FUND)

GUIDEPATH® TACTICAL ALLOCATION FUND (formerly, GUIDEPATH® TACTICAL UNCONSTRAINED® ASSET ALLOCATION FUND)

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND (formerly, GUIDEPATH® ABSOLUTE RETURN ASSET ALLOCATION FUND)

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND (formerly, GUIDEPATH® MULTI-ASSET INCOME ASSET ALLOCATION FUND)

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND (formerly, GUIDEPATH® FIXED INCOME ALLOCATION FUND)

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

May 27, 2016

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2015 to March 31, 2016.

Market Review

Volatility returned to the markets during the summer of 2015 when the CBOE Volatility Index® (the “VIX”) spiked in late August and the stock market bottomed. Although the stock market rose and fell several times thereafter, US stocks rallied 8.5% in the second half of the period and international stocks gained 5.6% to finish the 12-month period ended March 31, 2016 with returns of 1.8% and -8.78% respectively.1

While the S&P 500 finished the period with a return of 1.8%, market participation was not broadly based and mid-cap and small cap stocks had negative returns for the period. International stock markets, and Emerging Markets in particular, also struggled as China’s slower economic growth reduced demand for commodities and other exports from countries in the Asia Pacific region.

When the US equities markets hit their yearly lows in the third quarter of 2015, investors turned defensive and shifted to government bonds, especially US Treasuries, which saw yields fall and prices rise with the increased demand. But it was hardly smooth sailing for the bond market, as uncertainty surrounding whether the US Federal Reserve (the “Fed”) would raise short-term interest rates created anxiety among investors about the impact of such a move both on bond values, as well as the overall economy.

In December of 2015, the Fed raised short-term interest rates, heightening investor concerns about the US economy. However, the Fed’s subsequent announcement of its plan to gradually continue raising interest rates helped ease concerns and, in turn, resulted in higher bond prices. The US bond market returned 2.0% for the 12-month period ended March 31, 2016.2

International bond markets returned 6.7% for the 12-month period ended March 31, 2016, fueled in part by currency fluctuations, as the US dollar depreciated compared to a broad basket of foreign currencies in the first quarter of 2016, which more than offset the appreciation it experienced during the prior three quarters.3

Fund Review

A number of Funds in the GuideMark® and GuidePath® fund family implemented changes to their respective names, investment strategies and benchmarks during the 12-month period ended March 31, 2016. The changes aimed to provide more effective building blocks for client portfolios and, with respect to the GuidePath® Funds, better reflect AssetMark’s new “Investing Evolved” portfolio construction platform. Four of the GuideMark® Funds (the GuideMark® Large Cap Core Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund and GuideMark® Emerging Markets Fund) were restructured in early October 2015 (the “Restructured GuideMark® Funds”), and Goldman Sachs Asset Management, L.P. was appointed as the new subadvisor for each of these Funds. Prior to the transition, the GuideMark® Large Cap Core Fund (formerly the GuideMark® Large Cap Growth Fund) and the GuideMark® Emerging Markets Fund (formerly the GuideMark® Large Cap Value Fund) outperformed their respective benchmarks as a result of security selection. The GuideMark® Small/Mid Cap Core Fund and the GuideMark® World ex-US Fund both lagged their benchmarks as a result of sector exposure and security selection, respectively. Since the transition, the Restructured GuideMark® Funds generally trailed their benchmarks due to a headwind from value-oriented stocks in a market unusually focused on growth.

Of the remaining GuideMark® Funds, the fixed-income Funds trailed their benchmarks for the 12-month period ended March 31, 2016, generally due to shorter durations and underweight exposure to US Treasuries in favor of greater exposure to credit risk. The GuideMark® Opportunistic Equity Fund also trailed its benchmark due to holdings in the Healthcare sector, which earlier had been one of the strongest performers, but then turned sharply.

The GuidePath® Funds were repositioned with new investment mandates in mid-January of 2016 and certain Funds were assigned new benchmarks that better reflected the updated mandates. Since the transition, the Funds generally outperformed their benchmarks. Prior to the transition, the GuidePath® Growth Allocation Fund (formerly the GuidePath® Strategic Asset Allocation Fund) and the GuidePath® Conservative Allocation Fund (formerly the GuidePath® Tactical Constrained® Asset Allocation Fund), experienced mixed results relative to their respective benchmarks. Positions in international and US small-cap equities hurt performance, while exposure to managed futures lifted returns. For the 12-month period ended March 31, 2016, the GuidePath® Tactical Allocation Fund (formerly the GuidePath® Tactical Unconstrained® Allocation Fund) and the GuidePath® Multi-Asset Income Allocation Fund (formerly the GuidePath® Multi-Asset Income Asset Allocation Fund) trailed their respective benchmarks due to more conservative positioning and lower equity exposure in an equity market characterized by sharp and frequent changes in stock market performance and risk. For the 12-month period ended March 31, 2016, the GuidePath® Absolute Return Allocation Fund (formerly the GuidePath® Absolute Return Asset Allocation Fund) and GuidePath® Flexible Income Allocation Fund (formerly the GuidePath® Fixed Income Allocation Fund) trailed their respective benchmarks due to higher credit risk exposures in high-yield and emerging-market debt.

Looking Ahead

Following a rocky 2015 that continued into the first quarter of 2016, we would not be surprised to continue to see sporadic spikes in investor anxiety (as reflected by the VIX) and dips in stock prices. However, assuming commodity prices remain stable and the Fed does not threaten to become overly aggressive in raising short-term interest rates, risk markets may continue to experience price appreciation over the intermediate and longer term. For

[1]	US stock returns are represented by the S&P 500® Index and international stock returns are represented by the MSCI AWCI ex. USA Index. Source: Morningstar, Inc., as of March 31, 2016.

[2]	US bond market returns are represented by the Barclays US Aggregate Bond Index. Source: Morningstar, Inc., as of March 31, 2016.

[3]	International bond returns are represented by the Barclays Capital Global Aggregate ex-US Index. Source: Morningstar, Inc., as of March 31, 2016.

this reason, portfolio diversification across multiple asset classes and strategies is likely to continue to be valuable and will help investors ride out market fluctuations.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the Funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. PRINCIPAL UNDERWRITER OF GUIDEMARK® and GUIDEPATH® Funds: AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, is an affiliate of AssetMark, Inc. and shares its address. ©2016 AssetMark, Inc. All rights reserved.

Past performance is no guarantee of future results.

Investment Terms

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced by a country in a given year. GDP is a common method for measuring the size and activity of a country’s economy.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Index Definitions

Barclays Capital Global Aggregate ex-US Bond Index is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States.

Barclays US Aggregate Bond Index is a broad-based index that measures the investment-grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

Chicago Board Options Exchange (CBOE) Volatility Index® (CBOE Volatility Index® or VIX®) – widely referred to as the “investor fear gauge,” the VIX is commonly used as a measure of investor sentiment and market risk. The VIX is a forward-looking measure of near-term volatility and is constructed using the implied volatilities of a wide range of S&P 500 stock index options, calculated from both calls and puts.

MSCI All Country World (ACWI) ex-USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States.

S&P 500® Index focuses on the large-cap segment of the US equity market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

FX 2016-0505-0525/E

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 29, 2015, the market capitalization of the companies in the Russell 1000® Index ranged from $2.4 billion to $751 billion.

RUSSELL 1000® GROWTH INDEX – The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	-0.08%	8.76%	5.12%	3.41%
Institutional Shares	0.47%	N/A	N/A	8.82%
Russell 1000® Index(2)	0.50%	11.35%	7.06%	5.95	%(3)
Russell 1000® Growth Index	2.52%	12.38%	8.28%	5.55	%(4)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

Effective October 9, 2015, consistent with changes in the Fund’s principal investment strategies, the Russell 1000® Index replaced the Russell 1000® Growth Index as the Fund’s primary benchmark. The Advisor believes the new benchmark is more appropriate given the Fund’s revised strategies.

(3)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 10.87%.

(4)

The return shown for the Russell 1000® Growth Index is from the inception date of the Service Shares. The Russell 1000® Growth Index return from the inception date of the Institutional Shares is 11.83%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -0.08%, underperforming the Russell 1000® Index at 0.50% and the Russell 1000® Growth Index at 2.52%.

•	In October 2015 the Fund was restructured to a large cap core factor based approach subadvised by Goldman Sachs Asset Management, L.P.

•

For the period from April 1, 2015 to September 30, 2015, the Fund, which was managed as a domestic large cap growth fund prior to the restructure, outperformed its large cap growth index due to positive security selection in the consumer discretionary and health care sectors in addition to underweight exposure to the materials sector.

•	For the period from October 2015 to March 31, 2016, under the large cap core mandate the Fund lagged its benchmark due to weaker performance from momentum and value stocks.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	2.81
2	Microsoft Corp.	2.10
3	Johnson & Johnson	1.25
4	Amazon.com, Inc.	1.14
5	Home Depot, Inc.	0.98
6	JPMorgan Chase & Co.	0.97
7	Facebook, Inc. – Class A	0.95
8	Exxon Mobil Corp.	0.94
9	Wells Fargo & Co.	0.86
10	Gilead Sciences, Inc.	0.85

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of global emerging markets. The MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

RUSSELL 1000® VALUE INDEX – The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	-7.38%	7.95%	2.92%	3.61%
Institutional Shares	-6.98%	N/A	N/A	8.11%
MSCI Emerging Markets Index(2)	-11.70%	-3.80%	3.34%	9.57	%(3)
Russell 1000® Value Index	-1.54%	10.25%	5.72%	6.17	%(4)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

Effective October 9, 2015, consistent with changes in the Fund’s principal investment strategies, the MSCI Emerging Markets Index replaced the Russell 1000® Value Index as the Fund’s primary benchmark. The Advisor believes the new benchmark is more appropriate given the Fund’s revised strategies.

(3)

The return shown for the MSCI Emerging Markets Index is from the inception date of the Service Shares. The MSCI Emerging Markets Index return from the inception date of the Institutional Shares is -4.46%.

(4)	The return shown for the Russell 1000® Value Index is from the inception date of the Service Shares. The Russell 1000® Value Index return from the inception date of the Institutional Shares is 9.83%.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -7.38%, outperforming the MSCI Emerging Markets Index at -11.70% but underperforming the Russell 1000® Value Index at -1.54%.

•	In October 2015 the Fund was restructured to an emerging market factor based approach subadvised by Goldman Sachs Asset Management, L.P.

•	For the period from April 1, 2015 to September 30, 2015, under its large cap value mandate, the Fund outperformed its benchmark primarily due to security selection across multiple sectors.

•	For the period from October 2015 to March 31, 2016, under the emerging market mandate the Fund lagged its benchmark primarily due to holding ETFs to gain exposure to Korea and India.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI India ETF	7.11
2	Taiwan Semiconductor Manufacturing Co., Ltd.	3.56
3	Samsung Electronics Co., Ltd.	3.09
4	Tencent Holdings Ltd.	3.00
5	China Mobile Ltd.	1.79
6	China Construction Bank Corp. – Series H	1.55
7	Industrial & Commercial Bank of China Ltd.	1.16
8	Hon Hai Precision Industry Co., Ltd.	1.03
9	Naspers Ltd. – N Shares	0.96
10	Evergrande Real Estate Group Ltd.	0.92

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	-11.15%	7.23%	4.59%	6.38%
Institutional Shares	-10.61%	N/A	N/A	7.29%
Russell 2500TM Index	-7.31%	8.58%	6.47%	7.97	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Service Shares. The Russell 2500TM Index return from the inception date of the Institutional Shares is 8.10%.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -11.15%, underperforming the Russell 2500 Index™ at -7.31%.

•	In October 2015 the Fund was restructured to a factor based approach subadvised by Goldman Sachs Asset Management, L.P.

•

For the period from April 1, 2015 to September 30, 2015, under its fundamentally driven process, the Fund lagged the benchmark due to sector exposures which offset positive contributions from bottom-up stock selection.

•

For the period from October 2015 to March 31, 2016, under the factor based process, the Fund lagged its benchmark due to headwinds faced by exposure to momentum stocks in the first quarter of the 2016.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	1.23
2	DENTSPLY SIRONA, Inc.	0.32
3	Centene Corp.	0.31
4	LKQ Corp.	0.29
5	Mettler-Toledo International, Inc.	0.28
6	Foot Locker, Inc.	0.28
7	Ulta Salon, Cosmetics & Fragrance, Inc.	0.27
8	Arch Capital Group Ltd. – ADR	0.26
9	Synopsys, Inc.	0.23
10	Sealed Air Corp.	0.22

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-US INDEX – The MSCI World ex-US Index measures the equity market performance of developed markets excluding the United States. The MSCI World ex-US Index consisted of 45 country indices comprising 22 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI ALL COUNTRY WORLD EX-US INDEX – The MSCI All Country World ex-US Index measures the equity market performance of developed and emerging markets excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Phillippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	-9.59%	-0.40%	-1.85%	1.76%
Institutional Shares	-9.00%	N/A	N/A	-0.71%
MSCI World ex-US Index(2)	-8.01%	2.11%	2.29%	5.09	%(3)
MSCI All Country World ex-US Index	-8.78%	0.76%	2.39%	5.53	%(4)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

Effective October 9, 2015, consistent with changes in the Fund’s principal investment strategies, the MSCI World ex-US Index replaced the MSCI All Country World ex-US Index as the Fund’s primary benchmark. The Advisor believes the new benchmark is more appropriate given the Fund’s revised strategies.

(3)

The return shown for the MSCI World ex-US Index is from the inception date of the Service Shares. The MSCI All Country World ex-US Index return from the inception date of the Institutional Shares is 1.03%.

(4)

The return shown for the MSCI All Country World ex-US Index is from the inception date of the Service Shares. The MSCI All Country World ex-US Index return from the inception date of the Institutional Shares is -0.21%.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -9.59%, underperforming the MSCI World ex-US Index at -8.01% and the MSCI All Country World ex-US Index at -8.78%.

•	In October 2015 the Fund was restructured to a international developed market factor based approach subadvised by Goldman Sachs Asset Management, L.P.

•

For the period from April 1, 2015 to September 30, 2015, under its world ex-US fundamentally driven mandate, the Fund lagged the benchmark due to security selection. Exposure to automaker Volkswagen was a noticeable detractor following allegations the firm had manipulated emissions tests in the U.S. for certain vehicle types.

•

For the period from October 2015 to March 31, 2016, under the developed international factor based mandate the Fund outperformed its performance benchmark as momentum and quality stocks produced the strongest excess returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	1.88
2	Nestle SA	1.77
3	Roche Holding AG	1.34
4	Novartis AG	1.00
5	Novo Nordisk AS – Series B	0.91
6	Sanofi-Aventis SA	0.73
7	Bayer AG	0.69
8	HSBC Holdings Plc	0.65
9	Koninklijke Ahold NV	0.63
10	Constellation Software, Inc.	0.60

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuideMark® Opportunistic Equity Fund
Service Shares	-8.42%	7.84%
Institutional Shares	-9.89%	7.64%
Russell 3000® Index	-0.34%	10.90	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 3000® Index is from the inception date of the Service Shares. The Russell 3000® Index return from the inception date of the Institutional Shares is 10.53%.

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -8.42%, underperforming the Russell 3000® Index at -0.34%.

•	Security selection, particularly within the health care sector, and overall sector positioning, which is a byproduct of bottom-up security selection process, both detracted from returns.

•

An overweight allocation to the health care sector detracted from returns as the sector sold off after presidential candidates indicated further potential industry regulation to prevent price gouging. Valeant Pharmaceuticals, which continues to be held in the Fund, tumbled more than 80% as it drew headlines for its aggressive pricing practices.

•

Security selection within the consumer staples sector contributed positively to performance, specifically an overweight position in Post Holdings led to solid results as the firm generated strong earnings and raised guidance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	4.67
2	Alphabet, Inc. – Class A	3.31
3	Avis Budget Group	2.68
4	Willis Towers Watson Plc	2.65
5	Liberty Global Plc – Class A	2.56
6	Nationstar Mortgage Holdings, Inc.	2.55
7	Hub Group, Inc. – Class A	2.36
8	BorgWarner, Inc.	2.15
9	Colfax Corp.	2.12
10	The TJX Companies, Inc.	2.07

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS U.S. AGGREGATE BOND INDEX – The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	1.01%	2.81%	3.92%	4.17%
Institutional Shares	0.97%	N/A	N/A	3.05%
Barclays U.S. Aggregate Bond Index	1.96%	3.78%	4.90%	5.01	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 3.57%.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned 1.01%, underperforming the Barclays U.S. Aggregate Bond Index at 1.96%.

•

Underweight allocation to U.S. Treasuries and a neutral duration were detractors to relative returns. Treasury Bonds, particularly those at the longest end of the curve, performed well given the low interest rate environment and investors’ preference for safe haven bonds.

•

Although an overweight allocation to corporate credit was a slight detractor over the period, it was more than offset by positive security selection across the three corporate credit sectors – utilities, financials and industrials.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Bond, 3.125%, 11/15/2041	3.25
2	Federal National Mortgage Association, Pool # TBA, 3.500%, 04/15/2041	3.08
3	U.S. Treasury Note, 2.375%, 08/15/2024	2.97
4	U.S. Treasury Note, 2.000%, 02/15/2022	1.76
5	U.S. Treasury Note, 2.000%, 11/15/2021	1.48
6	U.S. Treasury Bond, 0.125%, 07/15/2024	1.38
7	Federal National Mortgage Association, Pool # AS5469, 4.000%, 07/01/2045	1.23
8	Federal National Mortgage Association, Pool # AZ0832, 4.000%, 07/01/2045	1.01
9	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-A4, 5.540%, 09/11/2041	1.00
10	Federal National Mortgage Association, Pool # AS6196, 3.500%, 11/01/2045	0.89

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2006. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MUNICIPAL BOND INDEX – The Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund	3.22%	4.76%	3.83%	3.72%
Barclays Municipal Bond Index	3.98%	5.59%	4.86%	5.01%

(1)	Inception date is 6/29/01.

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned 3.22%, underperforming the Barclays Municipal Bond Index at 3.98%.

•

The Fund’s exposure to AAA rated securities and underweight exposure to the 30+ year end of the yield curve contributed to the relative underperformance as rates remained relatively low and range bound.

•	The Fund’s overweight allocation to BBB-rated credit and exposure to tobacco bonds positively contributed to returns as the market favored higher yielding bonds.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	California, GO, 6.500%, 04/01/2033	2.36
2	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	1.87
3	Massachusetts Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.500%, 11/15/2036	1.79
4	New York City, Series I, GO, 5.375%, 04/01/2036	1.69
5	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond, 5.875%, 06/01/2047	1.45
6	Arizona University System Board of Regents, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2028	1.43
7	New York Environmental Facilities Corporation, Revenue Bond, 5.500%, 10/15/2027	1.37
8	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond, 4.500%, 11/15/2038	1.33
9	Southeast Wisconsin Professional Baseball Park Sales Tax, Series A, Revenue Bond, NATL-RE Insured, 5.500%, 12/15/2026	1.29
10	Kansas Department of Transportation Highway Revenue, Series A, Revenue Bond, 5.000%, 09/01/2029	1.25

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MULTIVERSE INDEX – The Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares	-4.44%	0.97%
Institutional Shares	-4.22%	1.32%
Barclays Multiverse Index	4.36%	1.99	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays Multiverse Index is from the inception date of the Service Shares. The Barclays Multiverse Index return from the inception date of the Institutional Shares is 1.31%.

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -4.44%, underperforming the Barclays Multiverse Index at 4.36%.

•	Defensive duration positioning combined with currency positioning notably detracted from returns. Impact from significant cashflows also contributed to the relative lag.

•

A significant underweight exposure to longer-dated U.S. Treasury bonds due to unfavorable risk/reward profile negatively contributed to returns. U.S. Treasuries continued to gain strength as the Federal Reserve Bank only raised the target funds rate by a quarter-point at the end of 2015.

•	Security selection within mortgages was largely positive, but security selection within ABS was slightly negative as ABS repriced lower towards the second half of the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Brazil Letras do Tesouro Nacional, 13.780%, 01/01/2019	4.38
2	Indonesia Treasury Bond, 8.375%, 09/15/2026	3.60
3	Korea Monetary Stabilization Bond, 1.560%, 10/02/2017	3.60
4	Indonesia Treasury Bond, 8.375%, 03/15/2024	3.21
5	Singapore Government Bond, 1.125%, 04/01/2016	2.85
6	Federal National Mortgage Association, Pool # 2014-95, 3.000%, 04/25/2041	2.02
7	Philippine Government Bond, 1.625%, 04/25/2016	1.60
8	Uruguay Government International Bond, 4.375%, 12/15/2028	1.57
9	Mexican Bonos, 7.250%, 12/15/2016	1.56
10	Federal Home Loan Mortgage Corp., Pool # 4413, 3.500%, 11/15/2044	1.45

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

MSCI ALL COUNTRY WORLD INDEX – The MSCI All Country World Index measures the equity market performance of developed and emerging markets. The MSCI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	-7.67%	2.92%
Institutional Shares	-7.11%	5.48%
S&P® Target Risk Aggressive Index(2)	-2.21%	6.69	%(3)
MSCI All Country World Index	-3.81%	5.02	%(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

Effective January 19, 2016, in connection with changes to the Fund’s principal investment strategies, the S&P® Target Risk Aggressive Index replaced the MSCI All Country World Index as the Fund’s primary benchmark. The Advisor believes the new benchmark is more appropriate given the Fund’s revised strategies.

(3)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 8.16%.

(4)

The return shown for the MSCI All Country World Index is annualized from the inception date of the Service Shares. The MSCI All Country World Index average annual return from the inception date of the Institutional Shares is 7.72%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -7.67% underperforming the MSCI ACWI Index at -3.81% and the S&P Target Risk Aggressive Index at -2.21%.

•

On January 19, 2016, the GuidePath Growth Allocation Fund was restructured to an asset allocation fund with exposure generally split 85% equity and 15% fixed income. Previously it was run as a 100% equity portfolio.

•

For the period from April 1, 2015 to January 19, 2016, the Fund under its 100% equity mandate trailed the MSCI ACWI Index. Exposure to small- and mid-cap equities which lagged the broader market on increased market volatility dragged on returns. Small country-specific equity exposures to China and Canada dampened returns on an economic slowdown in China and the decline in oil prices.

•

For the period from January 20, 2016 to March 31, 2016, the restructured Fund outperformed S&P Target Risk Aggressive Index. Easing central bank monetary policies calmed markets helping small- and mid-cap equities outperform the broader markets and benefit returns. Performance was helped by a small country-specific exposure to Canada which saw strong returns as oil prices bounced up off their lows.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	23.39
2	GuideMark® World ex-US Fund – Institutional Shares	12.76
3	Vanguard FTSE Developed Markets ETF	12.69
4	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	9.50
5	GuideMark® Large Cap Core Fund – Institutional Shares	7.58
6	iShares Core MSCI Emerging Markets ETF	4.60
7	SPDR S&P China ETF	3.79
8	iShares MSCI Switzerland Capped ETF	3.29
9	Vanguard REIT ETF	3.24
10	Vanguard Value ETF	2.78

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

MSCI ALL COUNTRY WORLD INDEX – The MSCI All Country World Index measures the equity market performance of developed and emerging markets. The MSCI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	-7.18%	2.93%
Institutional Shares	-6.65%	4.50%
S&P® Target Risk Conservative Index(2)	0.10%	4.16	%(3)
MSCI All Country World Index	-3.81%	5.02	%(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

Effective January 19, 2016, in connection with changes to the Fund’s principal investment strategies, the S&P® Target Risk Conservative Index replaced the MSCI All Country World Index as the Fund’s primary benchmark. The Advisor believes the new benchmark is more appropriate given the Fund’s revised strategies.

(3)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 3.79%.

(4)

The return shown for the MSCI All Country World Index is annualized from the inception date of the Service Shares. The MSCI All Country World Index average annual return from the inception date of the Institutional Shares is 7.72%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -7.18% underperforming the MSCI ACWI Index at -3.81% and the S&P Target Risk Conservative Index at 0.10%.

•

On January 19, 2016, the GuidePath Conservative Allocation Fund was restructured to an asset allocation fund with exposure generally split 35% equity and 65% fixed income. Previously it was run as a 75% equity and 25% fixed income portfolio.

•

For the period from April 1, 2015 to January 19, 2016, the Fund under its 75% equity and 25% fixed income mandate was generally in line with the MSCI ACWI Index. A general underweight exposure to equities benefited returns as equity markets fell.

•

For the period from January 20, 2016 to March 31, 2016, the restructured Fund outperformed the S&P Target Risk Conservative Index. Exposure to long maturity bonds, both credit and Treasuries, benefited returns on declining yields. Easing central bank monetary policies calmed markets helping small- and mid-cap equities outperform the broader markets and benefit returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares 7-10 Year Treasury Bond ETF	14.77
2	iShares 20+ Year Treasury Bond ETF	9.91
3	Vanguard Mortgage-Backed Securities ETF	9.54
4	Vanguard S&P 500 ETF	8.13
5	Vanguard FTSE Developed Markets ETF	7.02
6	iShares MSCI USA Minimum Volatility ETF	5.73
7	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	5.62
8	SPDR Barclays High Yield Bond ETF	5.53
9	GuideMark® World ex-US Fund – Institutional Shares	4.53
10	SPDR Barclays TIPS ETF	3.16

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500® INDEX – The S&P 500® Index focuses on the large-cap segment of the U.S. equities market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	-8.74%	1.12%
Institutional Shares	-8.18%	2.75%
S&P 500® Daily Risk Control 10% Index(2)	-3.68%	5.06	%(3)
S&P 500® Index	1.78%	11.11	%(4)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

Effective January 19, 2016, in connection with changes to the Fund’s principal investment strategies, the S&P 500® Daily Risk Control 10% Index replaced the S&P 500® Index as the Fund’s primary benchmark. The Advisor believes the new benchmark is more appropriate given the Fund’s revised strategies.

(3)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 7.10%.

(4)

The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index average annual return from the inception date of the Institutional Shares is 12.56%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -8.74% underperforming the S&P 500® Index at 1.78% and the S&P 500® Daily Risk Control 10% Index at -3.68%.

•

Defensive positioning and higher cash allocations within the Fund was a large detractor of returns. The two major market reversals seen in the period were large detractors as defensive positioning to limit further potential losses went unrewarded in the rapid rebounds.

•

Exposure to international developed and emerging market equities dragged on returns amidst ongoing concerns over slowing global growth and declining commodity prices. Opportunistic fixed income exposure dampened performance from defensive duration and currency positioning.

•	Dollar-denominated emerging market debt helped returns on the strength of the US dollar. International treasury bonds, core fixed income and MBS were also additive to gains.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	23.83
2	iShares TIPS Bond ETF	8.03
3	Vanguard Short-Term Corporate Bond ETF	7.81
4	iShares 1-3 Year Credit Bond ETF	7.42
5	Vanguard Short-Term Bond Index Fund	5.65
6	iShares Core U.S. Credit Bond ETF	4.97
7	SPDR Barclays International Treasury Bond ETF	4.72
8	Vanguard Total Bond Market ETF	4.11
9	iShares Floating Rate Bond ETF	3.77
10	Vanguard Value ETF	3.25

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	-0.19%	1.30%
Institutional Shares	0.56%	1.75%
Citigroup 3-Month Treasury Bill Index	0.08%	0.05	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.05%.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -0.19% trailing the Citigroup 3-month Treasury Bill Index at 0.08%.

•	Fixed income exposure to high yield and emerging market debt detracted on fears of defaults among riskier energy companies and the strength of the US dollar.

•	Long maturity Treasuries and MBS exposures were beneficial as the Federal Reserve eventually signaled moderation in raising interest rates.

•	Small exposures to international developed and emerging market equities dampened returns amidst ongoing concerns over slowing global growth and declining commodity prices.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Barclays High Yield Bond ETF	24.20
2	BlackRock High Yield Portfolio – Institutional Shares	20.14
3	Oppenheimer Fundamental Alternatives Fund – Institutional Shares	11.02
4	JPMorgan Unconstrained Debt Fund – Select Shares	8.28
5	John Hancock Funds II – Alternative Asset Allocation Fund – Institutional Shares	6.07
6	Gateway Fund – Class Y	4.29
7	GuideMark® Opportunistic Fixed Income Fund – Institutional Shares	4.14
8	JPMorgan Systematic Alpha Fund – Institutional Shares	3.34
9	JPMorgan Hedged Equity Fund – Select Shares	3.27
10	T. Rowe Price Institutional Floating Rate Fund	2.76

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

MSCI WORLD HIGH DIVIDEND YIELD INDEX – The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 developed market countries. The Index is designed to reflect the performance of equities (excluding REITs) with higher than average dividend yields that are both sustainable and persistent.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund	-2.49%	3.75%
Morningstar Multi-Asset High Income Index(2)	-1.85%	2.93%
MSCI World High Dividend Yield Index	1.11%	8.71%

(1)	Inception date is 8/31/12.

(2)

Effective January 19, 2016, in connection with changes to the Fund’s principal investment strategies, the Morningstar Multi-Asset High Income Index replaced the MSCI World High Dividend Yield Index as the Fund’s primary benchmark. The Advisor believes the new benchmark is more appropriate given the Fund’s revised strategies.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -2.49% underperforming the MSCI World High Dividend Yield Index at 1.11% and trailing the Morningstar Multi-Asset High Income Index at -1.85%.

•

Exposure to international dividend and emerging market dividend equities hurt returns amidst ongoing concerns over slowing global growth and declining commodity prices. Country specific exposure to Australia and to global infrastructure securities were also a drag on returns.

•

Exposure to the extended income asset classes of U.S. preferred stocks and U.S. REITs benefited performance lifted by continued economic progress and as the Federal Reserve eventually signaled moderation in raising interest rates.

•

Exposure to high yield and emerging market debt detracted on fears of defaults among riskier energy companies and the strength of the U.S. dollar. Small exposures to long maturity Treasuries helped returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	WisdomTree High Dividend Fund	12.43
2	BlackRock Global Dividend Portfolio – Institutional Shares	10.61
3	iShares U.S. Preferred Stock ETF	7.45
4	SPDR Barclays Short Term Corporate Bond ETF	7.33
5	T. Rowe Price Institutional Floating Rate Fund	6.79
6	SPDR Barclays High Yield Bond ETF	6.03
7	BlackRock Dynamic High Income Portfolio – Institutional Shares	5.44
8	iShares International Select Dividend ETF	5.10
9	Vanguard High-Yield Corporate Fund – Admiral Shares	4.97
10	iShares 20+ Year Treasury Bond ETF	4.02

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS U.S. AGGREGATE BOND INDEX – The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	-0.75%	0.45%
Institutional Shares	0.70%	1.26%
Barclays U.S. Aggregate Bond Index	1.96%	2.15	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 2.29%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2016, the Fund returned -0.75% underperforming the Barclays U.S. Aggregate Bond Index at 1.96%.

•	On January 19, 2016, the Flexible Income Allocation Fund was restructured to an asset allocation fund with up to 30% exposure to equities.

•

Exposure to high yield bonds dragged on returns on fears of defaults among riskier energy companies. Opportunistic fixed income exposure dampened returns from defensive duration and currency positioning.

•	Exposure to long maturity bonds, both credit and Treasuries, and dollar denominated emerging market bonds were the primary drivers of returns on declining yields and strength in the US dollar.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Mortgage-Backed Securities ETF	17.23
2	DoubleLine Total Return Bond Fund – Institutional Shares	12.80
3	iShares 20+ Year Treasury Bond ETF	8.57
4	Vanguard Intermediate-Term Corporate Bond ETF	8.54
5	iShares JPMorgan USD Emerging Markets Bond ETF	7.89
6	SPDR Barclays Short Term Corporate Bond ETF	5.49
7	iShares 1-3 Year Treasury Bond ETF	5.29
8	DoubleLine Low Duration Bond Fund – Institutional Shares	5.10
9	T. Rowe Price Institutional Floating Rate Fund	3.82
10	iShares Core U.S. Credit Bond ETF	3.66

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, must exhibit significant correlation to trend following peers and the SG Trend Indicator.

CUMULATIVE TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	N/A	-2.70%
Institutional Shares	N/A	-2.50%
Citigroup 3-Month Treasury Bill Index	N/A	0.05%
SG Trend Index	N/A	-2.17%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	Since the inception of the Fund on January 19, 2016 to March 31, 2016, the Fund returned -2.70%, underperforming the Citigroup 3-Month Treasury Bill Index at 0.05% and the SG Trend Index at -2.17%.

•	Short exposure to energy and metals & mining detracted from relative returns over the period as the unexpected rebound in oil prices lifted energy and other commodity related securities higher.

•	Long positions in high yield and global bonds aided returns. High Yield bonds rebounded in 2016 while global bonds rallied as central banks across the globe continued to favor easy monetary policy.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of March 31, 2016.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

March 31, 2016

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2015 to March 31, 2016.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2016

Fund		Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio[1] based on the period October 1, 2015 – March 31, 2016	Expenses Paid During Period[2] October 1, 2015 – March 31, 2016
INSTITUTIONAL SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,042.20	0.67%	$3.42
	Hypothetical[3]	$1,000.00	$1,021.65	0.67%	$3.39
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$999.20	0.93%	$4.65
	Hypothetical[3]	$1,000.00	$1,020.35	0.93%	$4.70
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$1,001.90	1.03%	$5.15
	Hypothetical[3]	$1,000.00	$1,019.85	1.03%	$5.20
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,014.40	0.84%	$4.23
	Hypothetical[3]	$1,000.00	$1,020.80	0.84%	$4.24
GuideMark® Opportunistic Equity Fund	Actual	$1,000.00	$989.00	1.03%	$5.12
	Hypothetical[3]	$1,000.00	$1,019.85	1.03%	$5.20
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$1,019.00	0.70%	$3.53
	Hypothetical[3]	$1,000.00	$1,021.50	0.70%	$3.54
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$992.30	0.95%	$4.73
	Hypothetical[3]	$1,000.00	$1,020.25	0.95%	$4.80
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,021.90	0.44%	$2.22
	Hypothetical[3]	$1,000.00	$1,022.80	0.44%	$2.23
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,005.90	0.52%	$2.61
	Hypothetical[3]	$1,000.00	$1,022.40	0.52%	$2.63
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$996.20	0.51%	$2.55
	Hypothetical[3]	$1,000.00	$1,022.45	0.51%	$2.58
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,022.90	0.55%	$2.78
	Hypothetical[3]	$1,000.00	$1,022.25	0.55%	$2.78
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,025.60	0.43%	$2.18
	Hypothetical[3]	$1,000.00	$1,022.85	0.43%	$2.17
GuidePath® Managed Futures Strategy Fund	Actual[4]	$1,000.00	$975.00	1.30%	$2.56
	Hypothetical[3]	$1,000.00	$1,018.50	1.30%	$6.56
[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% annualized return before expenses.

[4]	The GuidePath® Managed Futures Strategy Fund commenced operations on 01/19/2016. The amounts shown are based on the 73 days between commencement date and the end of the period.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2016

Fund		Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Annualized Expense Ratio[1] based on the period October 1, 2015 – March 31, 2016	Expenses Paid During Period[2] October 1, 2015 – March 31, 2016
SERVICE SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,039.80	1.24%	$6.32
	Hypothetical[3]	$1,000.00	$1,018.80	1.24%	$6.26
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$997.60	1.61%	$8.04
	Hypothetical[3]	$1,000.00	$1,016.95	1.61%	$8.12
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$998.70	1.58%	$7.89
	Hypothetical[3]	$1,000.00	$1,017.10	1.58%	$7.97
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,012.30	1.44%	$7.24
	Hypothetical[3]	$1,000.00	$1,017.80	1.44%	$7.26
GuideMark® Opportunistic Equity Fund	Actual	$1,000.00	$1,007.40	1.61%	$8.08
	Hypothetical[3]	$1,000.00	$1,016.95	1.61%	$8.12
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$1,022.30	1.30%	$6.57
	Hypothetical[3]	$1,000.00	$1,018.50	1.30%	$6.56
GuideMark® Tax-Exempt Fixed Income Fund	Actual	$1,000.00	$1,029.50	1.29%	$6.55
	Hypothetical[3]	$1,000.00	$1,018.55	1.29%	$6.51
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$992.30	1.55%	$7.72
	Hypothetical[3]	$1,000.00	$1,017.25	1.55%	$7.82
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,018.80	1.03%	$5.20
	Hypothetical[3]	$1,000.00	$1,019.85	1.03%	$5.20
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,002.80	1.09%	$5.46
	Hypothetical[3]	$1,000.00	$1,019.55	1.09%	$5.50
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$993.40	1.11%	$5.53
	Hypothetical[3]	$1,000.00	$1,019.45	1.11%	$5.60
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,019.50	1.15%	$5.81
	Hypothetical[3]	$1,000.00	$1,019.25	1.15%	$5.81
GuidePath® Multi-Asset Income Allocation Fund	Actual	$1,000.00	$1,040.50	1.18%	$6.02
	Hypothetical[3]	$1,000.00	$1,019.10	1.18%	$5.96
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,013.90	1.04%	$5.24
	Hypothetical[3]	$1,000.00	$1,019.80	1.04%	$5.25
GuidePath® Managed Futures Strategy Fund	Actual[4]	$1,000.00	$973.00	1.90%	$3.74
	Hypothetical[3]	$1,000.00	$1,015.50	1.90%	$9.57
[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% annualized return before expenses.

[4]	The GuidePath® Managed Futures Strategy Fund commenced operations on 01/19/2016. The amounts shown are based on the 73 days between commencement date and the end of the period.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	COMMON STOCKS - 94.07%
	Aerospace & Defense - 0.94%
2,478	Boeing Co. (a)	$314,557
2,000	BWX Technologies, Inc.	67,120
1,948	Honeywell International, Inc. (a)	218,273
500	Huntington Ingalls Industries, Inc. (a)	68,470
1,672	L-3 Communications Holdings, Inc.	198,132
1,700	Lockheed Martin Corp. (a)	376,550
2,100	Northrop Grumman Corp.	415,590
2,200	Orbital ATK, Inc.	191,268
1,044	Raytheon Co.	128,026
5,000	Spirit AeroSystems Holdings, Inc. - Class A (b)	226,800
350	TransDigm Group, Inc. (a)(b)	77,119
600	United Technologies Corp.	60,060

		2,341,965

	Air Freight & Logistics - 0.29%
5,810	C.H. Robinson Worldwide, Inc. (a)	431,276
1,727	Expeditors International of Washington	84,295
376	FedEx Corp.	61,183
1,522	United Parcel Service, Inc. - Class B (a)	160,525

		737,279

	Airlines - 0.56%
4,000	Alaska Air Group, Inc. (a)	328,080
12,824	Delta Air Lines, Inc. (a)	624,272
18,800	JetBlue Airways Corp. (b)	397,056
1,400	Southwest Airlines Co.	62,720

		1,412,128

	Auto Components - 0.37%
671	Delphi Automotive Plc (a)	50,338
18,800	Goodyear Tire & Rubber Co. (a)	620,024
1,700	Lear Corp.	188,989
562	WABCO Holdings, Inc. (b)	60,089

		919,440

	Automobiles - 0.24%
40,500	Ford Motor Co. (a)	546,750
1,000	Thor Industries, Inc.	63,770

		610,520

	Banks - 3.37%
67,700	Bank of America Corp.	915,304
6,100	CIT Group, Inc.	189,283
24,800	Citigroup, Inc.	1,035,400
4,600	Fifth Third Bancorp (a)	76,774
12,100	First Niagara Financial Group, Inc.	117,128
3,100	First Republic Bank	206,584
40,879	JPMorgan Chase & Co.	2,420,854
1,900	PNC Financial Services Group, Inc.	160,683
15,140	Popular, Inc.	433,156
19,900	Regions Financial Corp.	156,215
5,400	SunTrust Banks, Inc.	194,832
4,290	Synovus Financial Corp.	124,024
6,500	U.S. Bancorp (a)	263,835
44,319	Wells Fargo & Co.	2,143,267

		8,437,339

	Beverages - 1.85%
1,703	Brown-Forman Corp. - Class A	181,693
2,800	Brown-Forman Corp. - Class B	275,716
1,900	Coca-Cola Enterprises, Inc. (a)	96,406

Number of Shares		Value
	Beverages (Continued)
3,100	Constellation Brands, Inc. - Class A	$468,379
5,600	Dr. Pepper Snapple Group, Inc. (a)	500,752
1,100	Monster Beverage Corp. (a)(b)	146,718
17,000	PepsiCo, Inc.	1,742,160
26,150	The Coca-Cola Co. (a)	1,213,099

		4,624,923

	Biotechnology - 2.06%
7,600	Amgen, Inc.	1,139,468
1,700	Baxalta, Inc. (a)	68,680
3,000	Biogen, Inc. (b)	780,960
4,834	Celgene Corp. (a)(b)	483,835
23,054	Gilead Sciences, Inc. (a)	2,117,740
1,163	Incyte Corp. (a)(b)	84,283
1,494	Seattle Genetics, Inc. (a)(b)	52,424
3,720	United Therapeutics Corp. (b)	414,520

		5,141,910

	Building Products - 0.78%
5,071	A. O. Smith Corp.	386,968
5,968	Allegion Plc (a)	380,221
1,200	Fortune Brands Home & Security, Inc. (a)	67,248
4,343	Lennox International, Inc. (a)	587,130
10,600	Masco Corp.	333,370
4,200	Owens Corning, Inc.	198,576

		1,953,513

	Capital Markets - 0.95%
400	Affiliated Managers Group (b)	64,960
1,300	Ameriprise Financial, Inc. (a)	122,213
9,800	Artisan Partners Asset Management, Inc. - Class A	302,232
9,000	Eaton Vance Corp.	301,680
5,500	Federated Investors, Inc. - Class B	158,675
9,100	Lazard Ltd. - Class A - ADR (a)	353,080
12,473	Morgan Stanley	311,950
7,391	SEI Investments Co.	318,182
3,500	T. Rowe Price Group, Inc.	257,110
7,800	Waddell & Reed Financial, Inc. - Class A	183,612

		2,373,694

	Chemicals - 1.05%
1,846	Airgas, Inc. (a)	261,468
9,006	Cabot Corp.	435,260
1,400	Ecolab, Inc. (a)	156,128
900	International Flavors & Fragrances, Inc. (a)	102,393
1,400	LyondellBasell Industries NV - Class A	119,812
2,900	Monsanto Co. (a)	254,446
700	NewMarket Corp. (a)	277,382
50,479	Platform Specialty Products Corp. (b)	434,119
1,300	PPG Industries, Inc.	144,937
3,000	RPM International, Inc. (a)	141,990
3,190	The Dow Chemical Co. (a)	162,243
4,900	The Mosaic Co. (a)	132,300

		2,622,478

	Commercial Services & Supplies - 1.07%
6,300	Avery Dennison Corp.	454,293
5,600	Cintas Corp.	502,936
1,500	Clean Harbors, Inc. (a)(b)	74,010
1,739	KAR Auction Services, Inc. (a)	66,325
2,800	Pitney Bowes, Inc.	60,312

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
14,365	R.R. Donnelley & Sons Co. (a)	$235,586
1,700	Republic Services, Inc.	81,005
23,256	Rollins, Inc.	630,703
1,530	Stericycle, Inc. (b)	193,071
7,154	The ADT Corp. (a)	295,174
1,300	Waste Management, Inc. (a)	76,700

		2,670,115

	Communications Equipment - 0.88%
2,600	Arista Networks, Inc. (a)(b)	164,060
7,600	Brocade Communications Systems, Inc.	80,408
32,000	Cisco Systems, Inc. (a)	911,040
3,400	F5 Networks, Inc. (b)	359,890
4,400	Juniper Networks, Inc.	112,244
1,900	Palo Alto Networks, Inc. (a)(b)	309,966
3,900	QUALCOMM, Inc.	199,446
10,400	Viavi Solutions, Inc. (b)	71,344

		2,208,398

	Construction & Engineering - 0.53%
17,700	AECOM (b)	544,983
9,853	Jacobs Engineering Group, Inc. (b)	429,098
15,964	Quanta Services, Inc. (b)	360,148

		1,334,229

	Construction Materials - 0.13%
2,981	Vulcan Materials Co. (a)	314,704

	Consumer Finance - 1.15%
16,100	Ally Financial, Inc. (a)(b)	301,392
6,400	American Express Co. (a)	392,960
5,500	Capital One Financial Corp.	381,205
1,924	Credit Acceptance Corp. (a)(b)	349,302
2,900	Discover Financial Services (a)	147,668
62,601	Navient Corp.	749,334
34,365	Santander Consumer USA Holdings, Inc. (a)(b)	360,489
6,500	Synchrony Financial (b)	186,290

		2,868,640

	Containers & Packaging - 0.06%
800	AptarGroup, Inc.	62,728
1,607	Sealed Air Corp.	77,152

		139,880

	Distributors - 0.26%
3,500	Genuine Parts Co. (a)	347,760
9,300	LKQ Corp. (b)	296,949

		644,709

	Diversified Consumer Services - 0.43%
221	Graham Holdings Co. - Class B	106,080
4,400	H&R Block, Inc. (a)	116,248
14,253	Service Corp. International	351,764
13,530	ServiceMaster Global Holdings, Inc. (b)	509,810

		1,083,902

	Diversified Financial Services - 0.79%
6,420	CBOE Holdings, Inc. (a)	419,419
2,339	CME Group, Inc.	224,661
4,994	Interactive Brokers Group, Inc. - Class A (a)	196,364
700	Intercontinental Exchange, Inc.	164,598
4,600	MSCI, Inc. (a)	340,768

Number of Shares		Value
	Diversified Financial Services (Continued)
3,400	NASDAQ OMX Group, Inc.	$225,692
13,859	Voya Financial, Inc.	412,582

		1,984,084

	Diversified Telecommunication Services - 1.75%
41,846	AT&T, Inc.	1,639,108
21,636	CenturyTel, Inc. (a)	691,486
38,000	Verizon Communications, Inc.	2,055,040

		4,385,634

	Electric Utilities - 0.53%
1,365	American Electric Power Company, Inc.	90,636
800	Duke Energy Corp.	64,544
2,778	Entergy Corp. (a)	220,240
3,000	Exelon Corp. (a)	107,580
1,800	FirstEnergy Corp. (a)	64,746
2,300	NextEra Energy, Inc. (a)	272,182
4,900	OGE Energy Corp.	140,287
2,368	PPL Corp.	90,150
3,544	Southern Co.	183,331
2,300	Xcel Energy, Inc.	96,186

		1,329,882

	Electrical Equipment - 0.73%
2,868	Acuity Brands, Inc. (a)	625,626
3,167	Agilent Technologies, Inc.	126,205
11,256	Babcock & Wilcox Enterprises, Inc. (b)	240,878
5,500	Emerson Electric Co. (a)	299,090
3,000	Regal Beloit Corp.	189,270
1,900	Rockwell Automation, Inc.	216,125
672	Roper Industries, Inc.	122,821

		1,820,015

	Electronic Equipment, Instruments & Components - 0.98%
9,600	Arrow Electronics, Inc. (b)	618,336
3,900	CDW Corp.	161,850
3,700	Dolby Laboratories, Inc. - Class A	160,802
22,700	Ingram Micro, Inc. - Class A	815,157
700	IPG Photonics Corp. (a)(b)	67,256
8,100	Keysight Technologies, Inc. (b)	224,694
11,600	National Instruments Corp.	349,276
866	Zebra Technologies Corp. - Class A (a)(b)	59,754

		2,457,125

	Energy Equipment & Services - 0.68%
900	Cameron International Corp. (b)	60,345
2,700	FMC Technologies, Inc. (b)	73,872
28,654	Noble Corp. Plc (a)	296,569
2,600	Oceaneering International, Inc.	86,424
17,366	Rowan Companies, Inc. - Class A	279,592
98,190	Seadrill Ltd. (a)(b)	324,027
44,005	Superior Energy Services, Inc. (a)	589,227

		1,710,056

	Food & Staples Retailing - 3.27%
5,900	Costco Wholesale Corp.	929,722
13,260	CVS Caremark Corp. (a)	1,375,460
28,200	Kroger Co. (a)	1,078,650
60,911	Rite Aid Corp. (b)	496,425
14,760	Sprouts Farmers Market, Inc. (b)	428,630
9,600	SYSCO Corp.	448,608
16,300	Walgreens Boots Alliance, Inc.	1,373,112

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Food & Staples Retailing (Continued)
23,000	Wal-Mart Stores, Inc.	$1,575,270
14,923	Whole Foods Market, Inc. (a)	464,254

		8,170,131

	Food Products - 2.90%
13,280	Archer Daniels Midland Co.	482,197
4,871	Blue Buffalo Pet Products, Inc. (a)(b)	124,990
5,623	Bunge Ltd. (a)	318,656
3,600	Campbell Soup Co. (a)	229,644
4,100	ConAgra Foods, Inc.	182,942
20,400	Flowers Foods, Inc. (a)	376,584
5,900	General Mills, Inc.	373,765
4,100	Hershey Co.	377,569
7,600	Hormel Foods Corp. (a)	328,624
4,700	Ingredion, Inc. (a)	501,913
2,217	Kellogg Co.	169,711
5,100	McCormick & Co, Inc. - Non Voting (a)	507,348
12,600	Mondelez International, Inc. - Class A	505,512
8,490	Pilgrim’s Pride Corp. (a)(b)	215,646
10,060	Pinnacle Foods, Inc.	449,481
3,257	The Hain Celestial Group, Inc. (b)	133,244
2,700	The J.M. Smucker Co. (a)	350,568
4,400	The Kraft Heinz Co.	345,664
18,400	Tyson Foods, Inc. - Class A (a)	1,226,544
1,560	WhiteWave Foods Co. (a)(b)	63,398

		7,264,000

	Gas Utilities - 0.38%
2,000	Atmos Energy Corp.	148,520
19,700	UGI Corp. (a)	793,713

		942,233

	Health Care Equipment & Supplies - 1.99%
5,100	Align Technology, Inc. (b)	370,719
1,500	Becton, Dickinson & Co. (a)	227,730
4,734	Boston Scientific Corp. (a)(b)	89,047
2,223	C.R. Bard, Inc.	450,535
7,200	DENTSPLY SIRONA, Inc.	443,736
7,914	DexCom, Inc. (b)	537,440
5,000	Edwards Lifesciences Corp. (b)	441,050
8,400	Hologic, Inc. (a)(b)	289,800
4,874	IDEXX Laboratories, Inc. (a)(b)	381,732
8,700	Medtronic Plc	652,500
4,833	ResMed, Inc.	279,444
3,811	Stryker Corp. (a)	408,882
2,200	Teleflex, Inc. (a)	345,422
900	Varian Medical Systems, Inc. (a)(b)	72,018

		4,990,055

	Health Care Providers & Services - 3.03%
6,533	Aetna, Inc. (a)	733,983
3,549	AmerisourceBergen Corp.	307,166
5,418	Anthem, Inc. (a)	753,048
2,800	Cardinal Health, Inc.	229,460
3,649	Centene Corp. (a)(b)	224,671
3,600	CIGNA Corp.	494,064
8,100	Express Scripts Holding Co. (a)(b)	556,389
1,200	HCA Holdings, Inc. (b)	93,660
2,600	Henry Schein, Inc. (a)(b)	448,838
1,293	Humana, Inc.	236,554

Number of Shares		Value
	Health Care Providers & Services (Continued)
1,500	Laboratory Corporation of America Holdings (b)	$175,695
8,300	LifePoint Hospitals, Inc. (b)	574,775
900	McKesson Corp.	141,525
3,664	MEDNAX, Inc. (a)(b)	236,768
5,100	PerkinElmer, Inc. (a)	252,246
2,800	Premier, Inc. - Class A (b)	93,408
5,865	Tenet Healthcare Corp. (b)	169,674
13,005	UnitedHealth Group, Inc. (a)	1,676,344
1,400	Universal Health Services, Inc. - Class B	174,608

		7,572,876

	Health Care Technology - 0.11%
1,500	athenahealth, Inc. (a)(b)	208,170
2,300	Veeva Systems, Inc. - Class A (a)(b)	57,592

		265,762

	Hotels, Restaurants & Leisure - 2.33%
4,091	Aramark	135,494
5,300	Brinker International, Inc. (a)	243,535
7,800	Carnival Corp. - ADR (a)	411,606
400	Chipotle Mexican Grill, Inc. (a)(b)	188,388
4,200	Choice Hotels International, Inc. (a)	227,010
4,300	Darden Restaurants, Inc. (a)	285,090
4,501	Domino’s Pizza, Inc.	593,502
15,000	Extended Stay America, Inc.	244,500
11,400	Hilton Worldwide Holdings, Inc. (a)	256,728
3,600	Hyatt Hotels Corp. - Class A (a)(b)	178,164
1,300	Marriott International, Inc. - Class A (a)	92,534
4,500	McDonald’s Corp.	565,560
1,596	Norwegian Cruise Line Holdings Ltd. (b)	88,243
500	Panera Bread Co. - Class A (a)(b)	102,415
2,200	Royal Caribbean Cruises Ltd.	180,730
2,600	Six Flags Entertainment Corp. (a)	144,274
19,200	Starbucks Corp. (a)	1,146,240
3,600	Wyndham Worldwide Corp.	275,148
5,800	Yum Brands, Inc.	474,730

		5,833,891

	Household Durables - 0.83%
10,600	D.R. Horton, Inc. (a)	320,438
11,300	GoPro, Inc. - Class A (a)(b)	135,148
700	Harman International Industries, Inc.	62,328
1,082	Mohawk Industries, Inc. (a)(b)	206,554
4,609	Newell Rubbermaid, Inc. (a)	204,133
220	NVR, Inc. (a)(b)	381,128
5,700	Tempur Sealy International, Inc. (a)(b)	346,503
7,027	Tupperware Brands Corp. (a)	407,425

		2,063,657

	Household Products - 1.71%
2,956	Church & Dwight, Inc.	272,484
5,100	Clorox Co. (a)	642,906
9,600	Colgate-Palmolive Co.	678,240
7,100	Energizer Holdings, Inc.	287,621
4,000	Kimberly-Clark Corp. (a)	538,040
20,900	Procter & Gamble Co. (a)	1,720,279
1,300	Spectrum Brands Holdings, Inc.	142,064

		4,281,634

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Independent Power and Renewable Electricity Producers - 0.40%
45,303	Calpine Corp. (b)	$687,246
23,562	NRG Energy, Inc. (a)	306,542

		993,788

	Industrial Conglomerates - 1.01%
4,739	3M Co. (a)	789,660
54,805	General Electric Co. (a)	1,742,251

		2,531,911

	Insurance - 3.69%
900	Aflac, Inc.	56,826
4,412	Allstate Corp.	297,236
4,400	American Financial Group, Inc.	309,628
3,657	American International Group, Inc.	197,661
1,800	American National Insurance Co.	207,900
7,405	AmTrust Financial Services, Inc. (a)	191,641
1,500	Aon Plc (a)	156,675
4,800	Arch Capital Group Ltd. - ADR (b)	341,280
1,800	Aspen Insurance Holdings Ltd.	85,860
2,900	Assurant, Inc.	223,735
15,687	Assured Guaranty Ltd.	396,881
3,200	Axis Capital Holdings Ltd.	177,472
12,800	Berkshire Hathaway, Inc. - Class B (b)	1,816,064
1,366	Chubb Limited	162,759
2,900	Cincinnati Financial Corp. (a)	189,544
3,100	Endurance Specialty Holdings Ltd.	202,554
1,400	Erie Indemnity Co. - Class A	130,186
8,500	Hartford Financial Services Group, Inc. (a)	391,680
5,000	Lincoln National Corp.	196,000
400	Markel Corp. (b)	356,628
3,900	Marsh & McLennan Cos., Inc.	237,081
8,800	MetLife, Inc.	386,672
9,500	Old Republic International Corp.	173,660
4,100	ProAssurance Corp.	207,460
11,000	Progressive Corp.	386,540
2,794	Prudential Financial, Inc.	201,783
4,400	Reinsurance Group of America	423,500
4,700	The Hanover Insurance Group, Inc.	424,034
1,600	Torchmark Corp.	86,656
2,700	Travelers Companies, Inc. (a)	315,117
1,194	W.R. Berkley Corp.	67,103
100	White Mountains Insurance Group Ltd. - ADR	80,260
3,900	XL Group Plc	143,520

		9,221,596

	Internet & Catalog Retail - 2.06%
4,816	Amazon.com, Inc. (b)	2,858,970
1,880	Expedia, Inc.	202,702
136,694	Groupon, Inc. (a)(b)	545,409
7,100	Netflix, Inc. (a)(b)	725,833
400	The Priceline Group, Inc. (b)	515,584
4,565	TripAdvisor, Inc. (b)	303,572

		5,152,070

	Internet Software & Services - 3.31%
3,200	Akamai Technologies, Inc. (a)(b)	177,824
2,600	Alphabet, Inc. - Class A (b)	1,983,540
2,600	Alphabet, Inc. - Class C (a)(b)	1,936,870
32,168	eBay, Inc. (b)	767,529
20,900	Facebook, Inc. - Class A (b)	2,384,690

Number of Shares		Value
	Internet Software & Services (Continued)
4,900	IAC/InterActiveCorp	$230,692
14,700	Rackspace Hosting, Inc. (b)	317,373
2,700	Verisign, Inc. (a)(b)	239,058
11,900	Yelp, Inc. - Class A (b)	236,572

		8,274,148

	IT Services - 4.47%
10,400	Accenture Plc - Class A - ADR	1,200,160
500	Alliance Data Systems Corp. (b)	110,000
9,000	Amdocs Ltd.	543,780
700	Automatic Data Processing, Inc. (a)	62,797
6,864	Booz Allen Hamilton Holding Corp. - Class A (a)	207,842
6,175	Broadridge Financial Solutions, Inc.	366,239
8,876	Cognizant Technology Solutions Corp. - Class A (a)(b)	556,525
15,606	Computer Sciences Corp. (a)	536,690
9,900	CoreLogic, Inc. (b)	343,530
4,959	CSRA, Inc.	133,397
2,900	DST Systems, Inc.	327,033
3,400	Fidelity National Information Services	215,254
4,800	Fiserv, Inc. (b)	492,384
5,246	Gartner, Inc. (b)	468,730
14,800	Genpact Ltd. (a)(b)	402,412
5,800	Global Payments, Inc. (a)	378,740
9,118	Leidos Holdings, Inc. (a)	458,818
9,064	MasterCard, Inc. - Class A	856,548
1,402	Paychex, Inc. (a)	75,722
6,000	PayPal Holdings, Inc. (b)	231,600
9,693	Sabre Corp.	280,322
14,300	The Western Union Co. (a)	275,847
6,900	T-Mobile USA, Inc. (b)	264,270
8,400	Total System Services, Inc.	399,672
9,000	Vantiv, Inc. - Class A (b)	484,920
2,600	VeriFone Holdings, Inc. (b)	73,424
16,473	Visa, Inc. - Class A (a)	1,259,855
2,200	WEX, Inc. (b)	183,392

		11,189,903

	Leisure Products - 0.54%
1,600	Brunswick Corp. (a)	76,768
6,000	Hasbro, Inc.	480,600
8,412	Mattel, Inc. (a)	282,812
2,900	Polaris Industries, Inc. (a)	285,592
4,509	Vista Outdoor, Inc. (b)	234,062

		1,359,834

	Life Sciences Tools & Services - 1.14%
1,000	Bio-Rad Laboratories, Inc. - Class A (a)(b)	136,720
11,900	Bruker Corp.	333,200
5,800	Charles River Laboratories (b)	440,452
1,734	Illumina, Inc. (a)(b)	281,099
1,427	Mettler-Toledo International, Inc. (a)(b)	491,972
6,000	QIAGEN NV (b)	134,040
6,600	Quintiles Transnational Holdings, Inc. (b)	429,660
3,100	Thermo Fisher Scientific, Inc. (a)	438,929
1,300	Waters Corp. (b)	171,496

		2,857,568

	Machinery - 1.74%
7,404	AGCO Corp. (a)	367,979
12,600	Colfax Corp. (a)(b)	360,234

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
4,500	Danaher Corp. (a)	$426,870
6,900	Donaldson Company, Inc. (a)	220,179
1,000	Dover Corp. (a)	64,330
3,000	Graco, Inc.	251,880
800	Illinois Tool Works, Inc.	81,952
21,621	Joy Global, Inc. (a)	347,449
15,400	Kennametal, Inc. (a)	346,346
3,900	Lincoln Electric Holdings, Inc.	228,423
1,800	Nordson Corp.	136,872
2,724	Snap On, Inc. (a)	427,641
14,186	SPX FLOW, Inc. (b)	355,785
1,600	Stanley Black & Decker, Inc.	168,336
6,600	Toro Co.	568,392

		4,352,668

	Media - 2.33%
828	AMC Networks, Inc. - Class A (b)	53,770
11,800	Cablevision Systems Corp. - Class A	389,400
16,300	Comcast Corp. - Class A	995,604
26,754	Gannett Co., Inc.	405,056
3,000	John Wiley & Sons, Inc. - Class A	146,670
4,400	Liberty Interactive Corp. - Class A (b)	111,100
5,600	Liberty Media Corp. - Class A (b)	216,328
6,300	Liberty Media Corp. - Class C (b)	239,967
1,886	McGraw-Hill Companies, Inc. (a)	186,676
1,400	Morningstar, Inc.	123,578
4,142	MSG Networks, Inc. - Class A (b)	71,615
36,100	News Corp. - Class A	460,997
34,500	News Corp. - Class B (a)	457,125
10,760	Starz - Class A (b)	283,311
10,621	TEGNA, Inc. (a)	249,169
12,100	The Walt Disney Co.	1,201,651
1,215	Time Warner Cable, Inc.	248,613

		5,840,630

	Metals & Mining - 0.76%
12,800	Newmont Mining Corp. (a)	340,224
10,000	Nucor Corp. (a)	473,000
7,900	Reliance Steel & Aluminum Co.	546,601
23,700	Steel Dynamics, Inc.	533,487

		1,893,312

	Multiline Retail - 1.56%
10,500	Dillard’s, Inc. - Class A (a)	891,555
6,722	Dollar General Corp.	575,403
12,100	J.C. Penney Co., Inc. (a)(b)	133,826
10,494	Kohl’s Corp. (a)	489,126
9,300	Macy’s, Inc.	410,037
4,200	Nordstrom, Inc. (a)	240,282
7,500	Sears Holdings Corp. (a)(b)	114,825
12,675	Target Corp. (a)	1,042,899

		3,897,953

	Multi-Utilities - 0.08%
1,800	Consolidated Edison, Inc.	137,916
1,184	WEC Energy Group, Inc.	71,123

		209,039

	Office Electronics - 0.44%
98,756	Xerox Corp.	1,102,117

Number of Shares		Value
	Oil & Gas - 2.33%
3,400	Chevron Corp.	$324,360
298,000	Denbury Resources, Inc. (a)	661,560
28,300	Exxon Mobil Corp. (a)	2,365,597
8,800	Marathon Petroleum Corp.	327,184
2,546	Phillips 66 (a)	220,458
4,900	Tesoro Corp.	421,449
15,471	Valero Energy Corp.	992,310
10,853	World Fuel Services Corp.	527,239

		5,840,157

	Paper & Forest Products - 0.03%
1,913	Domtar Corp.	77,477

	Personal Products - 1.33%
86,119	Avon Products, Inc. (a)	414,232
10,580	Coty, Inc. - Class A (a)	294,441
3,700	Edgewell Personal Care Co.	297,961
12,100	Herbalife Ltd. (a)(b)	744,876
4,617	Mead Johnson Nutrition Co.	392,307
16,700	Nu Skin Enterprises, Inc. - Class A (a)	638,775
5,700	The Estee Lauder Cos., Inc. - Class A	537,567

		3,320,159

	Pharmaceuticals - 4.41%
7,400	Abbott Laboratories	309,542
10,522	AbbVie, Inc. (a)	601,017
3,800	Allergan Plc (b)	1,018,514
17,100	Bristol-Myers Squibb Co.	1,092,348
11,800	Eli Lilly & Co.	849,718
900	Jazz Pharmaceuticals Plc (a)(b)	117,495
29,000	Johnson & Johnson (a)	3,137,800
9,361	Mallinckrodt Plc (a)(b)	573,642
17,400	Merck & Co., Inc.	920,634
6,300	Mylan NV (a)(b)	292,005
934	Perrigo Co. Plc (a)	119,487
57,906	Pfizer, Inc. (a)	1,716,334
6,104	Zoetis, Inc. (a)	270,590

		11,019,126

	Professional Services - 0.57%
3,700	Equifax, Inc.	422,873
4,000	ManpowerGroup, Inc.	325,680
1,547	Nielsen Holdings Plc	81,465
8,000	Robert Half International, Inc.	372,640
2,100	The Dun & Bradstreet Corp.	216,468

		1,419,126

	Real Estate Management & Development - 0.21%
4,600	CBRE Group, Inc. - Class A (b)	132,572
3,354	Jones Lang LaSalle, Inc.	393,491

		526,063

	Road & Rail - 0.32%
541	AMERCO	193,305
7,800	Avis Budget Group (b)	213,408
6,000	Landstar System, Inc. (a)	387,660

		794,373

	Semiconductor & Semiconductor Equipment - 1.73%
27,400	Atmel Corp.	222,488
3,286	Broadcom Ltd.	507,687
3,344	First Solar, Inc. (b)	228,964
44,964	Intel Corp.	1,454,586

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductor & Semiconductor Equipment (Continued)
1,172	Lam Research Corp.	$96,807
7,239	Linear Technology Corp.	322,570
15,456	Marvell Technology Group Ltd. - ADR	159,351
1,600	Maxim Integrated Products, Inc.	58,848
17,235	Micron Technology, Inc. (a)(b)	180,451
5,300	NVIDIA Corp. (a)	188,839
6,704	ON Semiconductor Corp. (b)	64,291
3,437	Skyworks Solutions, Inc. (a)	267,742
3,000	Teradyne, Inc.	64,770
8,900	Texas Instruments, Inc. (a)	511,038

		4,328,432

	Software - 5.04%
8,200	Activision Blizzard, Inc. (a)	277,488
2,500	Adobe Systems, Inc. (b)	234,500
2,300	ANSYS, Inc. (b)	205,758
3,300	Autodesk, Inc. (b)	192,423
4,800	CA, Inc.	147,792
18,400	Cadence Design System, Inc. (a)(b)	433,872
1,153	CDK Global, Inc.	53,672
4,800	Citrix Systems, Inc. (a)(b)	377,184
10,343	Electronic Arts, Inc. (b)	683,776
3,577	FactSet Research Systems, Inc.	542,023
5,059	Fortinet, Inc. (b)	154,957
6,000	Intuit, Inc. (a)	624,060
3,200	Jack Henry & Associates, Inc.	270,624
95,300	Microsoft Corp.	5,263,419
1,500	NetSuite, Inc. (a)(b)	102,735
13,600	Nuance Communications, Inc. (b)	254,184
22,700	Oracle Corp. (a)	928,657
7,185	PTC, Inc. (b)	238,255
2,300	Red Hat, Inc. (b)	171,373
4,800	salesforce.com, Inc. (a)(b)	354,384
1,700	ServiceNow, Inc. (a)(b)	104,006
1,004	SS&C Technologies Holdings, Inc.	63,674
2,735	Symantec Corp. (a)	50,269
10,600	Synopsys, Inc. (a)(b)	513,464
2,800	Tableau Software, Inc. - Class A (b)	128,436
1,237	Ultimate Software Group, Inc. (a)(b)	239,359

		12,610,344

	Specialty Retail - 6.36%
22,600	Aarons, Inc.	567,260
2,624	Advance Auto Parts, Inc.	420,732
2,351	AutoNation, Inc. (b)	109,745
1,044	AutoZone, Inc. (a)(b)	831,744
8,000	Bed Bath & Beyond, Inc. (a)(b)	397,120
13,608	Best Buy Co., Inc.	441,443
6,000	Dick’s Sporting Goods, Inc.	280,500
9,900	DSW, Inc. - Class A	273,636
8,600	Foot Locker, Inc. (a)	554,700
21,000	GameStop Corp. - Class A (a)	666,330
18,410	Home Depot, Inc. (a)	2,456,446
6,313	L Brands, Inc.	554,345
15,361	Lowe’s Cos., Inc. (a)	1,163,596
3,200	O’Reilly Automotive, Inc. (a)(b)	875,712
5,324	Penske Automotive Group, Inc. (a)	201,780
12,467	Ross Stores, Inc.	721,839
12,305	Sally Beauty Holdings, Inc. (b)	398,436
1,911	Sherwin-Williams Co.	544,004

Number of Shares		Value
	Specialty Retail (Continued)
800	Signet Jewelers Ltd.	$99,224
43,038	Staples, Inc.	474,709
15,300	The Gap, Inc. (a)	449,820
11,533	The Michaels Cos., Inc. (a)(b)	322,578
11,322	The TJX Companies, Inc. (a)	887,079
3,300	Tiffany & Co. (a)	242,154
6,769	Tractor Supply Co.	612,324
3,412	Ulta Salon, Cosmetics & Fragrance, Inc. (a)(b)	661,041
11,200	Urban Outfitters, Inc. (b)	370,608
6,100	Williams Sonoma, Inc. (a)	333,914

		15,912,819

	Technology Hardware, Storage & Peripherals - 4.18%
64,472	Apple, Inc.	7,026,803
11,100	EMC Corp.	295,815
31,484	HP, Inc. (a)	387,883
9,600	International Business Machines Corp. (a)	1,453,920
2,600	Lexmark International, Inc. - Class A	86,918
5,863	NCR Corp. (b)	175,480
7,000	NetApp, Inc.	191,030
18,400	Teradata Corp. (a)(b)	482,816
7,584	Western Digital Corp. (a)	358,268

		10,458,933

	Textiles, Apparel & Luxury Goods - 2.54%
4,623	Carter’s, Inc.	487,172
10,824	Coach, Inc.	433,934
14,900	Fossil Group, Inc. (a)(b)	661,858
5,855	Hanesbrands, Inc.	165,931
2,708	Kate Spade & Co. (b)	69,108
6,988	lululemon athletica, Inc. (a)(b)	473,157
9,941	Michael Kors Holdings Ltd. (a)(b)	566,239
21,000	Nike, Inc. - Class B (a)	1,290,870
3,000	Polo Ralph Lauren Corp.	288,780
6,300	PVH Corp.	624,078
15,600	Skechers U.S.A., Inc. - Class A (b)	475,020
5,326	Under Armour, Inc. - Class A (a)(b)	451,805
5,600	VF Corp.	362,656

		6,350,608

	Thrifts & Mortgage Finance - 0.19%
11,400	New York Community Bancorp, Inc.	181,260
3,400	People’s United Financial, Inc. (a)	54,162
13,600	TFS Financial Corp.	236,232

		471,654

	Tobacco - 1.14%
18,000	Altria Group, Inc. (a)	1,127,880
12,442	Philip Morris International, Inc.	1,220,685
9,900	Reynolds American, Inc. (a)	498,069

		2,846,634

	Trading Companies & Distributors - 1.15%
10,669	Fastenal Co. (a)	522,781
3,500	HD Supply Holdings, Inc. (b)	115,745
4,770	MSC Industrial Direct Co., Inc. - Class A	363,999
18,472	NOW, Inc. (a)(b)	327,324
1,892	W.W. Grainger, Inc. (a)	441,649
3,824	Watsco, Inc.	515,246
10,800	WESCO International, Inc. (a)(b)	590,436

		2,877,180

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Water Utilities - 0.03%
1,025	American Water Works Co., Inc.	$70,653

	Total Common Stocks (Cost $206,048,190)	235,311,076

	REAL ESTATE INVESTMENT TRUSTS - 2.68%
	Real Estate Investment Trusts - 2.68%
1,424	Apartment Investment & Management Co. - Class A	59,552
21,853	CBL & Associates Properties, Inc.	260,051
26,474	Chimera Investment Corp.	359,782
4,100	Corrections Corporation of America	131,405
844	Crown Castle International Corp.	73,006
724	Digital Realty Trust, Inc.	64,067
924	Equinix, Inc.	305,576
3,676	Equity LifeStyle Properties, Inc.	267,355
1,635	Equity Residential (a)	122,674
4,400	Extra Space Storage, Inc.	411,224
7,100	Hospitality Property Trust	188,576
12,800	Host Hotels & Resorts, Inc. (a)	213,760
2,200	Kimco Realty Corp. (a)	63,316
8,268	Lamar Advertising Co. - Class A	508,482
2,245	Macerich Co.	177,894
52,100	MFA Financial, Inc.	356,885
2,400	Mid-American Apartment Communities, Inc. (a)	245,304
1,400	Prologis, Inc.	61,852
3,008	Public Storage (a)	829,697
1,100	Realty Income Corp. (a)	68,761
3,469	Simon Property Group, Inc. (a)	720,476
11,300	Starwood Property Trust, Inc.	213,909
5,500	Taubman Centers, Inc.	391,765
53,400	Two Harbors Investment Corp.	423,996
4,700	UDR, Inc. (a)	181,091

	Total Real Estate Investment Trusts (Cost $6,136,060)	6,700,456

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.28%
	Money Market Funds - 0.28%
709,051	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (c)	$709,051

	Total Short Term Investments (Cost $709,051)	709,051

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 34.02%
	Money Market Funds - 34.02%
85,097,996	Mount Vernon Prime Portfolio Effective Yield, 0.53% (c)	85,097,996

	Total Investments Purchased as Securities Lending Collateral (Cost $85,097,996)	85,097,996

	Total Investments (Cost $297,991,297) - 131.05%	327,818,579
	Other Liabilities in Excess of Assets - (31.05)%	(77,676,843)

	TOTAL NET ASSETS - 100.00%	$250,141,736

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	COMMON STOCKS - 88.22%
	Brazil - 4.02%
109,380	Ambev SA	$570,681
28,829	Banco Bradesco SA	242,537
103,176	Banco do Brasil SA	560,120
46,126	Banco Santander Brasil SA	216,926
38,220	BB Seguridade Participacoes SA	314,634
25,051	CETIP SA	279,378
20,050	Cia de Saneamento Basico do Estado de Sao Paulo	133,048
64,262	EDP - Energias do Brasil SA	223,223
23,755	Equatorial Energia SA	270,078
25,611	Hypermarcas SA	199,580
85,256	JBS SA	259,397
44,310	Klabin SA	239,933
39,191	Lojas Renner SA	227,365
44,888	Raia Drogasil SA	651,289
70,297	Sul America SA	313,396
15,064	Ultrapar Participacoes SA	291,673

		4,993,258

	Cayman Islands - 0.40%
74,196	China State Construction International Holdings Ltd.	110,655
7,796	TAL Education Group - ADR (a)	387,305

		497,960

	Chile - 0.66%
1,167,476	Banco de Chile	125,549
33,799	Cia Cervecerias Unidas SA	380,871
45,330	Latam Airlines Group SA (a)	317,624

		824,044

	China - 15.82%
967,067	Agricultural Bank of China Ltd. - Series H	347,912
11,674	Alibaba Group Holding Ltd. - ADR (a)(b)	922,596
166,582	ANTA Sports Products Ltd.	366,721
4,724	Baidu, Inc. - ADR (a)	901,717
2,321,394	Bank of China Ltd. - Series H	963,764
384,000	Bank of Communications Co., Ltd. - Series H	252,660
569,672	China Cinda Asset Management Co., Ltd. - Series H	199,941
420,000	China CITIC Bank Corp. Ltd. - Series H	257,438
886,000	China Communications Services Corp. Ltd. - Series H	404,565
3,012,282	China Construction Bank Corp. - Series H	1,928,326
347,000	China Everbright Bank Co., Ltd. - Series H	168,686
963,186	China Huishan Dairy Holdings Co., Ltd.	362,673
142,222	China Life Insurance Company Ltd. - Series H	349,475
114,899	China Mengniu Dairy Co., Ltd.	182,984
124,289	China Merchants Bank Co., Ltd. - Series H	261,568
191,873	China Minsheng Banking Corp. Ltd. - Series H	179,247
835,981	China Petroleum & Chemical Corp. - Series H	543,055
667,373	China Southern Airlines Co., Ltd. - Series H	420,211
119,100	China Vanke Co., Ltd. - Series H	292,264
1,004,000	Chongqing Rural Commercial Bank Co., Ltd. - Series H	531,499
790,972	Country Garden Holdings Co., Ltd.	314,402
7,468	Ctrip.com International, Ltd. - ADR (a)(b)	330,534
191,671	Dongfeng Motor Group Co., Ltd. - Series H	239,703
1,480,358	Evergrande Real Estate Group Ltd.	1,142,972
82,926	GF Securities Co., Ltd. (a) - Series H	202,109
318,400	Guangzhou R&F Properties Co., Ltd. - Series H	456,241

Number of Shares		Value
	China (Continued)
114,484	Haier Electronics Group Co., Ltd.	$199,595
70,849	Huatai Securities Co., Ltd. - Series H (a)(f)	168,338
5,213	JD.com, Inc. - ADR (a)(b)	138,144
65,000	Kingsoft Corp., Ltd.	152,566
260,433	Luye Pharma Group Ltd. (a)	201,449
3,394	NetEase.com, Inc. - ADR (b)	487,311
46,835	New China Life Insurance Co., Ltd. - Series H	165,537
10,013	New Oriental Education & Technology Group, Inc. - ADR	346,350
1,047,172	People’s Insurance Co. of China, Ltd. - Series H	444,657
306,000	PetroChina Co. - Series H	202,527
247,689	PICC Property & Casualty Co., Ltd. - Series H	456,062
194,518	Ping An Insurance Group Co. of China, Ltd. - Series H	933,449
4,522	Qihoo 360 Technology Co., Ltd. - ADR (a)	341,637
6,256	Qunar Cayman Islands Ltd. - Class B - ADR (a)	248,363
34,100	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Series B	113,758
76,000	Shenzhou International Group Holdings Ltd.	414,011
214,392	Shimao Property Holdings Ltd.	317,929
553,500	Shui On Land Ltd.	149,441
376,500	Sino-Ocean Land Holdings Ltd.	178,419
378,622	Sinopec Shanghai Petrochemical Co., Ltd. - Series H (a)	192,195
25,279	SouFun Holdings Ltd. - ADR (a)	151,421
438,986	Sun Art Retail Group Ltd.	311,277
23,886	Vipshop Holdings Ltd. - ADR (a)(b)	307,652
283,799	Want Want China Holdings, Ltd.	210,439
276,827	Weichai Power Co., Ltd. - Series H	310,118

		19,665,908

	Colombia - 0.26%
426,265	Grupo Aval Acciones y Valores SA	165,505
11,530	Grupo de Inversiones Suramericana	151,402

		316,907

	Czech Republic - 0.19%
22,813	O2 Czech Republic AS	240,414

	Egypt - 0.15%
43,369	Commercial International Bank Egypt SAE (c)	187,445

	Hong Kong - 10.17%
31,055	AAC Technologies Holdings, Inc.	237,446
658,079	Belle International Holdings Ltd.	381,479
518,000	China Jinmao Holdings Group Ltd.	144,109
200,833	China Mobile Ltd.	2,224,219
98,931	China Overseas Land & Investment Ltd.	313,332
81,360	China Resources Land Ltd.	208,737
88,252	China Taiping Insurance Holdings Co., Ltd. (a)	194,370
1,102,000	China Telecom Corp. Ltd. - Series H	583,425
144,356	China Unicom Hong Kong Ltd.	190,120
234,800	CSPC Pharmaceutical Group Ltd.	212,531
462,029	Geely Automobile Holdings Ltd.	229,157
2,576,648	Industrial & Commercial Bank of China Ltd. - Series H	1,443,371
310,000	Kunlun Energy Co., Ltd.	269,695
150,000	Lenovo Group Ltd.	116,906
110,331	Longfor Properties Co., Ltd.	156,960
119,393	New World China Land Ltd.	121,672
634,000	Nine Dragons Paper Holdings Ltd.	480,337
724,588	Sino Biopharmaceutical Ltd.	543,623

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
625,000	Sunac China Holdings Ltd.	$421,153
182,127	Tencent Holdings Ltd.	3,723,471
136,824	Tingyi Holding Corp.	152,874
75,588	TravelSky Technology Ltd. - Series H	123,922
1,132,000	Yuexiu Property Co., Ltd.	163,504

		12,636,413

	Hungary - 0.71%
6,394	MOL Hungarian Oil and Gas Plc	384,341
10,154	OTP Bank Plc	254,739
12,237	Richter Gedeon Nyrt	243,776

		882,856

	Indonesia - 1.86%
6,247,035	Adaro Energy Tbk PT	303,399
266,801	AKR Corporindo Tbk PT	139,756
333,847	Astra International Tbk PT	182,483
52,072	Gudang Garam Tbk PT	256,328
25,692	Hanjaya Mandala Sampoerna Tbk PT	190,551
1,679,800	Kalbe Farma Tbk PT	182,912
213,332	Matahari Department Store Tbk PT	295,201
656,400	Surya Citra Media Tbk PT	155,272
1,167,838	Telekomunikasi Indonesia Persero Tbk PT	294,370
97,749	Unilever Indonesia Tbk PT	316,241

		2,316,513

	Malaysia - 3.31%
1,036,700	AirAsia Bhd	486,344
525,101	Astro Malaysia Holdings Bhd	402,343
32,121	British American Tobacco Malaysia Bhd	444,911
339,440	DiGi.Com Bhd	429,842
92,410	Genting Bhd	232,168
115,993	Genting Malaysia Bhd	134,947
205,917	HAP Seng Consolidated Bhd	397,425
144,434	Hartalega Holdings Bhd	179,645
216,721	IHH Healthcare Bhd	364,269
100,451	Maxis Communications Bhd	163,449
141,127	Petronas Chemicals Group Bhd	242,876
75,307	Petronas Dagangan Bhd	465,180
155,545	Westports Holdings Bhd	164,533

		4,107,932

	Mexico - 4.85%
119,441	Alfa SAB de CV - Series A	240,373
755,650	America Movil SAB de CV - Series L	587,825
31,900	Arca Continental SAB de CV	221,435
432,013	Cemex SAB de CV (a)	313,811
17,078	Coca-Cola Femsa SAB de CV - Series L	141,935
14,700	El Puerto de Liverpool SAB de CV	173,681
64,938	Fomento Economico Mexicano SAB de CV	625,883
102,459	Gentera SAB de CV	202,224
38,866	Gruma SAB de CV - Series B	616,357
46,880	Grupo Aeroportuario del Pacifico SAB de CV - Series B	417,295
15,581	Grupo Aeroportuario del Sureste SAB de CV - Series B	234,601
168,733	Grupo Bimbo SAB de CV - Series A (a)	499,153
39,714	Grupo Financiero Banorte SAB de CV - Series O	225,060
123,643	Grupo Lala SAB de CV	336,067
43,700	Grupo Televisa SAB	240,238

Number of Shares		Value
	Mexico (Continued)
86,163	Kimberly-Clark de Mexico SAB de CV - Series A	$208,162
316,697	Wal-Mart de Mexico SAB de CV	749,713

		6,033,813

	Peru - 0.20%
1,882	CREDICORP Ltd.	246,561

	Philippines - 0.68%
8,702	Globe Telecom, Inc.	419,467
26,432	Jollibee Foods Corp.	130,280
3,136	Philippine Long Distance Telephone Co.	135,144
35,078	Universal Robina Corp.	165,164

		850,055

	Poland - 1.85%
7,379	CCC SA	315,570
33,740	Eurocash SA	481,884
8,595	Grupa Azoty SA (a)	221,626
46,489	Grupa Lotos SA (a)	346,755
174	LPP SA	256,136
19,497	Polski Koncern Naftowy Orlen SA	385,676
205,059	Polskie Gornictwo Naftowe i Gazownictwo SA	291,912

		2,299,559

	Qatar - 0.20%
24,835	Barwa Real Estate Co.	246,790

	Republic of Korea - 15.91%
2,217	Amorepacific Corp.	749,725
2,504	AMOREPACIFIC Group	320,714
4,590	BGF retail Co., Ltd.	658,266
31,898	BNK Financial Group, Inc.	270,523
2,766	Celltrion, Inc. (a)	265,349
11,244	Cheil Worldwide, Inc.	167,298
2,113	CJ Corp.	361,279
4,440	CJ E&M Corp.	247,892
4,346	Coway Co., Ltd.	366,050
19,904	Daewoo International Corp.	376,133
35,743	DGB Financial Group, Inc.	278,219
9,166	GS Retail Co., Ltd.	378,092
16,067	Hana Financial Group, Inc.	348,602
1,138	Hanmi Pharm Co., Ltd.	695,448
3,456	Hanmi Science Co., ltd.	449,722
2,128	Hanssem Co., Ltd.	415,698
25,274	Hanwha Chemical Corp.	552,185
12,429	Hanwha Corp.	385,997
3,915	Hyundai Development Co.-Engineering & Construction	157,427
8,076	Hyundai Engineering & Construction Co., Ltd.	297,849
6,978	Hyundai Steel	339,059
20,385	Industrial Bank of Korea	218,370
8,727	KB Financial Group, Inc.	242,325
5,168	Korea Aerospace Industries Ltd.	294,549
3,270	Korea Electric Power Corp.	171,300
10,976	Korea Gas Corp.	368,573
12,713	Korean Air Lines Co., Ltd. (a)	344,310
636	LG Chemical Ltd.	182,526
7,420	LG Display Co., Ltd.	171,781
848	LG Household & Health Care Ltd.	701,175
2,880	LG Innotek Co., Ltd.	199,737
47,914	LG Uplus Corp.	463,059
1,188	Lotte Chemical Co.	355,295

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Republic of Korea (Continued)
899	Naver Corp.	$500,986
404	Ottogi Corp.	320,828
2,736	POSCO	521,914
3,847	S-1 Corp.	297,606
3,345	Samsung Electronics Co., Ltd.	3,838,746
4,764	Shinhan Financial Group Co., Ltd.	167,692
12,412	SK Hynix, Inc.	305,555
4,802	SK Innovation Co., Ltd.	723,733
30,291	SK Networks Co., Ltd.	169,490
1,269	SK Telecom Co., Ltd.	229,955
1,898	S-Oil Corp.	162,749
37,917	Woori Bank	313,567
1,743	Yuhan Corp.	427,477

		19,774,825

	Russian Federation - 3.34%
207,796	Gazprom PAO	893,817
12,133	Lukoil PJSC - ADR	468,940
16,920	MegaFon PJSC	185,762
37,300	Mobile TeleSystems PJSC - ADR	301,757
99,913	Rosneft OAO	452,346
78,163	Sberbank of Russia PJSC	542,604
17,828	Sberbank of Russia PJSC - ADR	123,726
27,443	Severstal PAO	289,932
49,900	Surgutneftegas OAO	290,228
16,674	Tatneft PAO	528,745
2,363	Tatneft PAO - ADR	76,703

		4,154,560

	South Africa - 6.97%
16,466	Barclays Africa Group Ltd.	166,331
11,897	Bidvest Group Ltd.	300,234
82,951	Brait SE	937,576
10,364	Capitec Bank Holdings Ltd.	401,249
54,617	Coronation Fund Managers Ltd.	271,016
19,214	Discovery Ltd.	157,954
69,544	Exxaro Resources Ltd.	338,011
54,410	FirstRand Ltd.	177,683
47,355	Gold Fields Ltd.	187,204
22,869	Imperial Holdings Ltd.	232,998
23,214	Liberty Holdings Ltd.	227,365
25,853	Massmart Holdings Ltd.	221,548
13,380	Mondi Ltd.	257,472
25,646	Mr. Price Group Ltd.	307,874
17,701	MTN Group Ltd.	161,653
8,593	Naspers Ltd. - N Shares	1,197,862
12,669	Nedbank Group Ltd.	166,247
52,037	Pick n Pay Stores Ltd.	247,276
30,099	Pioneer Foods Group Ltd.	283,494
29,558	PSG Group Ltd.	400,963
72,699	Sappi Ltd. (a)	321,612
15,975	Shoprite Holdings Ltd.	187,514
20,668	Standard Bank Group Ltd.	184,936
26,291	Steinhoff International Holdings NV	172,269
46,929	Telkom SA SOC Ltd.	182,739
14,064	The SPAR Group Ltd.	189,568
37,293	Truworths International Ltd.	247,725
19,177	Vodacom Group Ltd.	208,302
53,405	Woolworths Holdings Ltd.	323,946

		8,660,621

Number of Shares		Value
	Taiwan - 12.29%
40,671	Advantech Co., Ltd.	$298,872
1,633,030	AU Optronics Corp.	489,159
17,632	Catcher Technology Co., Ltd.	144,508
1,085,261	China Airlines Ltd. (a)	387,453
500,415	China Life Insurance Co., Ltd.	385,162
116,546	Chunghwa Telecom Co., Ltd.	396,569
31,079	Delta Electronics, Inc.	137,005
38,623	Eclat Textile Co., Ltd.	508,877
427,228	Eva Airways Corp. (a)	238,830
926,381	Evergreen Marine Corp. Ltd.	343,827
71,617	Far EasTone Telecommunications Co., Ltd.	160,399
92,953	Feng TAY Enterprise Co., Ltd.	493,845
68,729	Formosa Chemicals & Fibre Corp.	171,230
83,756	Formosa Petrochemical Corp.	240,655
65,800	Formosa Plastics Corp.	163,157
65,800	Foxconn Technology Co., Ltd.	147,610
287,206	Fubon Financial Holding Co., Ltd.	365,813
21,769	Giant Manufacturing Co., Ltd.	125,812
484,103	Hon Hai Precision Industry Co., Ltd.	1,274,284
1,509,850	Innolux Corp.	527,201
4,189	Largan Precision Co., Ltd.	324,686
18,648	MediaTek, Inc.	143,046
80,091	Nan Ya Plastics Corp.	168,334
41,878	Novatek Microelectronics Corp.	168,577
13,000	OBI Pharma, Inc. (a)	160,167
107,426	Pou Chen Corp.	136,817
103,670	Powertech Technology, Inc.	234,947
72,902	President Chain Store Corp.	530,927
336,890	Ruentex Development Co., Ltd.	426,357
158,385	Standard Foods Corp.	392,826
48,927	Taiwan Mobile Co.	158,845
887,331	Taiwan Semiconductor Manufacturing Co., Ltd.	4,425,860
270,433	Uni-President Enterprises Corp.	474,897
861,839	Wistron Corp.	532,285

		15,278,839

	Thailand - 2.23%
82,716	Advanced Info Service PCL	427,743
16,848	Airports Of Thailand PCL	192,344
270,672	BEC World PCL	216,960
46,613	Bumrungrad Hospital PCL	280,640
594,928	Home Product Center PCL	139,443
224,369	Indorama Ventures PCL	145,223
94,500	PTT Exploration & Production PCL	188,397
135,900	PTT Global Chemical PCL	233,673
54,500	PTT PCL	432,654
186,500	Thai Oil PCL	366,491
239,721	Thai Union Group PCL	142,394

		2,765,962

	Turkey - 1.74%
28,939	BIM Birlesik Magazalar AS	627,481
172,912	Petkim Petrokimya Holding AS	244,905
16,747	Tofas Turk Otomobil Fabrikasi AS	135,846
6,604	Tupras Turkiye Petroleum Rafinerileri AS - Series C	186,006
106,305	Turk Hava Yollari AO (a)	294,102
96,824	Turk Telekomunikasyon AS	229,534
55,209	Turkiye Halk Bankasi AS	205,308
145,482	Turkiye Is Bankasi - Series C	240,786

		2,163,968

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Arab Emirates - 0.41%
102,276	Emirates Telecommunications Group Co. PJSC	$515,139

	Total Common Stocks (Cost $105,605,751)	109,660,342

	INVESTMENT COMPANIES - 7.86%
	China - 0.75%
27,291	iShares MSCI Emerging Markets ETF	934,717

	India - 7.11%
325,853	iShares MSCI India ETF	8,837,133

	Total Investment Companies (Cost $10,359,916)	9,771,850

	PREFERRED STOCKS - 3.08%
	Brazil - 2.05%
53,969	Banco Bradesco SA	404,657
30,594	Braskem SA - Series A	197,740
182,009	Centrais Eletricas Brasileiras SA	530,996
19,359	Cia Brasileira de Distribuicao Grupo Pao de Acucar	268,931
310,971	Gerdau SA	568,209
66,944	Itau Unibanco Holding SA	579,207

		2,549,740

	Republic of Korea - 1.03%
4,473	Amorepacific Corp.	863,355
430	Samsung Electronics Co., Ltd.	416,317

		1,279,672

	Total Preferred Stocks (Cost $3,042,223)	3,829,412

	REAL ESTATE INVESTMENT TRUSTS - 0.44%
	South Africa - 0.44%
20,351	Hyprop Investments Ltd.	161,705
42,117	Resilient REIT Ltd.	386,505

	Total Real Estate Investment Trusts (Cost $556,682)	548,210

Number of Shares		Value
	RIGHTS - 0.00%
	Taiwan - 0.00%
12,629	Fubon Financial Holding Co., Ltd. (c)(d)	$0

	Total Rights (Cost $0)	0

	SHORT TERM INVESTMENTS - 0.35%
	Money Market Funds - 0.35%
433,909	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (e)	433,909

	Total Short Term Investments (Cost $433,909)	433,909

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.76%
	Money Market Funds - 0.76%
950,382	Mount Vernon Prime Portfolio Effective Yield, 0.53% (e)	950,382

	Total Investments Purchased as Securities Lending Collateral (Cost $950,382)	950,382

	Total Investments (Cost $120,948,863) - 100.71%	125,194,105
	Liabilities in Excess of Other Assets - (0.71)%	(888,188)

	TOTAL NET ASSETS - 100.00%	$124,305,917

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $187,445, which represents 0.15% of total net assets.
(d)	As of March 31, 2016, the Fund has fair valued these securities. The value of these securities was $0, which represents 0.00% of total net assets.
(e)	Seven-day yield as of March 31, 2016.
(f)	Company entered into an agreement to acquire the Advisor. See note 2c of the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2016

COMMON STOCKS
Aerospace & Defense	0.24%
Airlines	1.75%
Automobiles	0.63%
Banks	10.01%
Beverages	1.56%
Capital Markets	1.66%
Chemicals	2.31%
Commercial Services & Supplies	0.24%
Construction & Engineering	0.46%
Construction Materials	0.25%
Consumer Finance	0.16%
Containers & Packaging	0.19%
Distributors	0.19%
Diversified Consumer Services	0.98%
Diversified Financial Services	0.88%
Diversified Telecommunication Services	2.25%
Electric Utilities	0.53%
Electronic Equipment, Instruments & Components	2.70%
Food & Staples Retailing	4.21%
Food Products	3.54%
Health Care Equipment & Supplies	0.14%
Health Care Providers & Services	0.52%
Hotels, Restaurants & Leisure	0.67%
Household Durables	1.35%
Household Products	0.56%
Industrial Conglomerates	1.36%
Insurance	3.17%
Internet & Catalog Retail	0.56%
Internet Software & Services	5.65%
IT Services	0.10%
Leisure Products	0.10%
Machinery	0.25%
Marine	0.28%
Media	2.11%
Metals & Mining	1.08%
Multiline Retail	0.82%
Oil & Gas	7.40%
Paper & Forest Products	0.85%
Personal Products	1.02%
Pharmaceuticals	2.72%
Real Estate Management & Development	4.16%
Semiconductor & Semiconductor Equipment	7.33%
Software	0.12%
Specialty Retail	1.12%

Technology Hardware, Storage & Peripherals	1.00%
Textiles, Apparel & Luxury Goods	1.75%
Thrifts & Mortgage Finance	0.36%
Tobacco	0.36%
Trading Companies & Distributors	0.42%
Transportation Infrastructure	0.81%
Water Utilities	0.11%
Wireless Telecommunication Services	5.23%

TOTAL COMMON STOCKS	88.22%

INVESTMENT COMPANIES
Exchange Traded Funds	7.86%

TOTAL INVESTMENT COMPANIES	7.86%

PREFERRED STOCKS
Banks	0.79%
Chemicals	0.16%
Electric Utilities	0.43%
Food & Staples Retailing	0.22%
Metals & Mining	0.46%
Personal Products	0.69%
Semiconductor & Semiconductor Equipment	0.33%

TOTAL PREFERRED STOCKS	3.08%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.44%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.44%

RIGHTS
Diversified Financial Services	0.00%

TOTAL RIGHTS	0.00%

SHORT TERM INVESTMENTS
Money Market Funds	0.35%

TOTAL SHORT TERM INVESTMENTS	0.35%

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
Money Market Funds	0.76%

Total Investments Purchased as Securities Lending Collateral	0.76%

TOTAL INVESTMENTS	100.71%
Liabilities in Excess of Other Assets	(0.71)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	COMMON STOCKS - 89.21%
	Aerospace & Defense - 0.87%
647	AeroVironment, Inc. (a)	$18,323
706	BE Aerospace, Inc.	32,561
1,992	BWX Technologies, Inc.	66,852
500	Cubic Corp. (b)	19,980
621	Curtiss-Wright Corp.	46,991
1,748	DigitalGlobe, Inc. (a)(b)	30,240
1,749	Ducommun, Inc. (a)	26,672
400	Esterline Technologies Corp. (a)	25,628
836	Huntington Ingalls Industries, Inc.	114,482
927	KLX, Inc. (a)	29,794
500	Moog, Inc. - Class A (a)	22,840
1,195	Orbital ATK, Inc.	103,893
2,488	Spirit AeroSystems Holdings, Inc. - Class A (a)	112,856
2,300	TASER International, Inc. (a)(b)	45,149
300	Teledyne Technologies, Inc. (a)	26,442
800	Triumph Group, Inc.	25,184
1,000	Vectrus, Inc. (a)	22,750

		770,637

	Air Freight & Logistics - 0.19%
3,000	Air Transport Services Group, Inc. (a)	46,140
874	Atlas Air Worldwide Holdings, Inc. (a)	36,944
1,100	Echo Global Logistics, Inc. (a)	29,876
600	Hub Group, Inc. - Class A (a)	24,474
8,458	Radiant Logistics, Inc. (a)	30,195

		167,629

	Airlines - 0.59%
2,335	Alaska Air Group, Inc.	191,517
253	Allegiant Travel Co.	45,049
581	Copa Holdings SA - Class A (b)	39,363
1,770	Hawaiian Holdings, Inc. (a)	83,526
5,403	JetBlue Airways Corp. (a)(b)	114,111
1,200	SkyWest, Inc.	23,988
593	Virgin America, Inc. (a)	22,866

		520,420

	Auto Components - 1.06%
1,700	American Axle & Manufacturing Holdings, Inc. (a)	26,163
1,400	Cooper Tire & Rubber Co.	51,828
324	Cooper-Standard Holding, Inc. (a)	23,276
2,343	Dana Holding Corp.	33,013
900	Dorman Products, Inc. (a)(b)	48,978
918	Drew Industries, Inc.	59,174
1,166	Fox Factory Holding Corp. (a)	18,435
2,556	Gentex Corp. (b)	40,104
1,122	Gentherm, Inc. (a)	46,664
4,706	Goodyear Tire & Rubber Co. (b)	155,204
1,426	Lear Corp.	158,529
1,227	Metaldyne Performance Group, Inc.	20,626
1,802	Modine Manufacturing Co. (a)	19,840
480	Motorcar Parts of America, Inc. (a)	18,230
916	Standard Motor Products, Inc.	31,739
2,244	Stoneridge, Inc. (a)	32,673
830	Superior Industries International, Inc.	18,326
500	Tenneco, Inc. (a)(b)	25,755
343	Visteon Corp.	27,299
797	WABCO Holdings, Inc. (a)	85,215

		941,071

Number of Shares		Value
	Automobiles - 0.10%
1,017	Thor Industries, Inc.	$64,854
1,006	Winnebago Industries, Inc.	22,585

		87,439

	Banks - 5.94%
726	1st Source Corp.	23,116
1,500	Access National Corp.	29,745
737	American National Bankshares, Inc.	18,668
784	Ameris Bancorp	23,191
1,092	Arrow Financial Corp.	29,014
1,800	Associated Banc-Corp.	32,292
1,100	Banco Latinoamericano de Comercio Exterior SA - Class E	26,642
1,192	Bank Hawaii Corp.	81,390
1,956	Bank of the Ozarks, Inc. (b)	82,093
2,398	BankUnited, Inc.	82,587
600	Bar Harbor Bankshares	19,932
2,633	BBCN Bancorp, Inc.	39,995
831	BOK Financial Corp. (b)	45,389
625	Bridge Bancorp, Inc. (b)	19,044
443	Camden National Corp.	18,606
600	Capital Bank Financial Corp. - Class A	18,510
1,621	Capital City Bank Group, Inc.	23,650
1,618	Cardinal Financial Corp.	32,926
3,185	Cascade Bancorp (a)	18,186
1,810	Cathay General Bancorp (b)	51,277
1,300	CenterState Banks, Inc.	19,357
497	Century Bancorp, Inc. - Class A	19,338
866	Chemical Financial Corp. (b)	30,908
1,222	Citizens & Northern Corp.	24,293
801	City Holding Co.	38,272
1,400	CNB Financial Corp.	24,626
1,546	CoBiz Financial, Inc.	18,274
1,087	Columbia Banking System, Inc.	32,523
2,327	Commerce Bancshares, Inc.	104,599
632	Community Bank Systems, Inc.	24,149
800	Community Trust Bancorp, Inc.	28,256
1,332	CommunityOne Bancorp (a)	17,689
1,109	ConnectOne Bancorp, Inc.	18,132
1,066	CU Bancorp (a)	22,567
1,137	Cullen Frost Bankers, Inc. (b)	62,660
1,200	Customers Bancorp, Inc. (a)	28,356
1,668	CVB Financial Corp. (b)	29,107
867	Eagle Bancorp, Inc. (a)	41,616
3,809	East West Bancorp, Inc.	123,716
900	Enterprise Financial Services Corp.	24,336
4,131	F.N.B. Corp. (b)	53,744
800	Farmers Capital Bank Corp.	21,136
800	FCB Financial Holdings, Inc. - Class A (a)	26,608
2,000	Fidelity Southern Corp.	32,080
700	Financial Institutions, Inc.	20,349
1,382	First Bancorp	26,051
1,473	First Bancorp, Inc.	28,738
6,534	First BanCorp. (a)	19,079
1,236	First Busey Corp.	25,313
1,459	First Business Financial Services, Inc.	33,455
200	First Citizens BancShares, Inc. - Class A	50,214
3,300	First Commonwealth Financial Corp.	29,238
1,300	First Community Bancshares, Inc.	25,792
1,100	First Financial Bancorp	19,998

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
1,840	First Financial Bankshares (b)	$54,427
532	First Financial Corp.	18,200
980	First Interstate BancSystem, Inc. - Class A	27,567
1,200	First Merchants Corp.	28,284
1,978	First Midwest Bancorp, Inc.	35,644
1,623	First NBC Bank Holding Co. (a)	33,418
5,623	First Niagara Financial Group, Inc.	54,431
2,830	First Republic Bank	188,591
3,868	FirstMerit Corp.	81,421
700	Franklin Financial Network, Inc. (a)	18,900
3,916	Fulton Financial Corp.	52,396
708	German American Bancorp, Inc.	22,798
1,316	Glacier Bancorp, Inc. (b)	33,453
800	Great Southern Bancorp, Inc.	29,704
10,188	Hampton Roads Bankshares, Inc. (a)	18,033
1,000	Hancock Holding Co. (b)	22,960
1,199	Hanmi Financial Corp. (b)	26,402
1,244	Heartland Financial U.S.A., Inc.	38,303
3,642	Hilltop Holdings, Inc. (a)	68,761
1,308	Home Bancshares, Inc.	53,563
978	HomeTrust Bancshares, Inc. (a)	17,927
921	Horizon Bancorp	22,767
16,600	Huntington Bancshares, Inc.	158,364
482	IBERIABANK Corp. (b)	24,712
1,540	International Bancshares Corp.	37,976
3,939	Investors Bancorp, Inc.	45,850
3,044	Lakeland Bancorp, Inc.	30,897
700	Lakeland Financial Corp.	32,046
1,332	Live Oak Bancshares, Inc.	19,980
1,100	MainSource Financial Group, Inc.	23,199
1,864	Mercantile Bank Corp.	41,791
609	Merchants Bancshares	18,112
880	National Bank Holdings Corp. - Class A	17,943
520	National Bankshares, Inc.	17,846
2,000	National Penn Bancshares, Inc.	21,280
1,135	NBT Bancorp, Inc. (b)	30,588
3,488	OFG Bancorp	24,381
2,905	Old National Bancorp (b)	35,412
4,100	Old Second Bancorp, Inc. (a)	29,397
1,223	Pacific Continental Corp.	19,727
1,247	Pacific Premier Bancorp, Inc. (a)	26,648
502	Park National Corp. (b)	45,180
3,098	Popular, Inc.	88,634
790	Preferred Bank	23,898
1,360	PrivateBancorp, Inc.	52,496
700	Prosperity Bancshares, Inc. (b)	32,473
1,076	QCR Holdings, Inc.	25,663
773	Renasant Corp.	25,439
756	Republic Bancorp, Inc. - Class A	19,527
1,421	S&T Bancorp, Inc.	36,605
952	Sandy Spring Bancorp, Inc.	26,494
1,200	Seacoast Banking Corp. of Florida (a)	18,948
1,210	ServisFirst Bancshares, Inc.	53,724
1,493	Sierra Bancorp	27,098
1,013	Signature Bank (a)	137,890
479	Simmons First National Corp. - Class A	21,589
1,428	Southwest Bancorp, Inc.	21,491
2,098	Sterling Bancorp	33,421
841	Stock Yards Bancorp, Inc.	32,404

Number of Shares		Value
	Banks (Continued)
1,068	Stonegate Bank	$31,997
716	Suffolk Bancorp	18,072
1,023	SVB Financial Group (a)	104,397
2,289	Synovus Financial Corp.	66,175
1,400	Talmer Bancorp, Inc. - Class A	25,326
2,951	TCF Financial Corp.	36,179
811	Texas Capital Bancshares, Inc. (a)(b)	31,126
500	Tompkins Financial Corp.	32,000
1,300	TowneBank	24,947
930	TriCo Bancshares	23,548
2,101	TriState Capital Holdings, Inc. (a)	26,473
1,224	Triumph Bancorp, Inc. (a)	19,376
1,715	Trustmark Corp.	39,496
407	UMB Financial Corp.	21,013
4,169	Umpqua Holdings Corp.	66,120
1,661	Union Bankshares Corp.	40,910
700	United Bankshares, Inc. (b)	25,690
1,281	United Community Banks, Inc.	23,660
1,260	Univest Corp. of Pennsylvania	24,583
4,203	Valley National Bancorp (b)	40,097
600	Washington Trust Bancorp	22,392
610	Wesbanco, Inc. (b)	18,123
1,523	West Bancorporation, Inc.	27,764
608	WestAmerica Bancorporation (b)	29,616
1,981	Western Alliance Bancorp (a)(b)	66,126
2,800	Wilshire Bancorp, Inc.	28,840
993	Wintrust Financial Corp.	44,030
1,880	Yadkin Financial Corp.	44,500
3,458	Zions Bancorporation (b)	83,718

		5,274,189

	Beverages - 0.25%
303	Boston Beer Company, Inc. - Class A (a)(b)	56,076
24,854	Castle Brands, Inc. (a)	23,365
351	Coca-Cola Bottling Co.	56,076
790	MGP Ingredients, Inc.	19,150
1,597	National Beverage Corp. (a)	67,585

		222,252

	Biotechnology - 1.76%
15,574	Aegerion Pharmaceuticals, Inc. (a)(b)	57,624
1,002	Alkermes Plc (a)	34,258
2,460	AMAG Pharmaceuticals, Inc. (a)(b)	57,564
2,348	Amicus Therapeutics, Inc. (a)	19,841
490	Anacor Pharmaceuticals, Inc. (a)(b)	26,190
3,420	Applied Genetic Technologies Corp. (a)	47,812
10,384	Array BioPharma, Inc. (a)	30,633
1,422	Emergent BioSolutions, Inc. (a)	51,690
2,629	Enanta Pharmaceuticals, Inc. (a)(b)	77,214
742	Five Prime Therapeutics, Inc. (a)	30,147
2,011	Genomic Health, Inc. (a)	49,812
1,015	Heron Therapeutics, Inc. (a)(b)	19,275
3,734	Insys Therapeutics, Inc. (a)(b)	59,707
700	Intrexon Corp. (a)(b)	23,723
1,128	La Jolla Pharmaceutical Co. (a)	23,586
1,639	Lexicon Pharmaceuticals, Inc. (a)(b)	19,586
300	Ligand Pharmaceuticals, Inc. - Class B (a)(b)	32,127
900	Loxo Oncology, Inc. (a)	24,606
7,789	MiMedx Group, Inc. (a)(b)	68,076
2,829	Myriad Genetics, Inc. (a)(b)	105,889
42,585	Navidea Biopharmaceuticals, Inc. (a)(b)	40,221

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
900	Neurocrine Biosciences, Inc. (a)(b)	$35,595
1,865	OPKO Health, Inc. (a)(b)	19,377
30,238	PDL BioPharma, Inc.	100,693
4,831	Pfenex, Inc. (a)	47,489
684	Prothena Corp. PLC (a)(b)	28,153
606	Radius Health, Inc. (a)(b)	19,053
671	Repligen Corp. (a)	17,996
1,551	Seattle Genetics, Inc. (a)(b)	54,425
10,200	Spectrum Pharmaceuticals, Inc. (a)	64,872
500	TESARO, Inc. (a)(b)	22,015
59,285	Threshold Pharmaceutical, Inc. (a)	27,271
506	Ultragenyx Pharmaceutical, Inc. (a)	32,035
1,271	United Therapeutics Corp. (a)	141,628
2,238	Vanda Pharmaceuticals, Inc. (a)	18,710
1,943	Vital Therapies, Inc. (a)(b)	17,623
23,714	Xoma Corp. (a)	18,331

		1,564,847

	Building Products - 1.20%
1,598	A. O. Smith Corp.	121,944
1,600	AAON, Inc.	44,800
1,844	Allegion Plc	117,481
626	American Woodmark Corp. (a)	46,693
900	Apogee Enterprises, Inc.	39,501
2,698	Builders FirstSource, Inc. (a)(b)	30,407
1,143	Continental Building Products, Inc. (a)	21,214
2,059	Fortune Brands Home & Security, Inc. (b)	115,387
900	Insteel Industries, Inc.	27,513
869	Lennox International, Inc.	117,480
400	Masonite International Corp. (a)(b)	26,200
2,376	NCI Building Systems, Inc. (a)	33,739
2,214	Owens Corning, Inc.	104,678
900	Patrick Industries, Inc. (a)(b)	40,851
900	Simpson Manufacturing Co, Inc.	34,353
1,554	Trex Co., Inc. (a)	74,483
626	Universal Forest Products, Inc.	53,723
789	USG Corp. (a)(b)	19,575

		1,070,022

	Capital Markets - 1.83%
1,870	Artisan Partners Asset Management, Inc. - Class A	57,671
5,780	BGC Partners, Inc. - Class A	52,309
1,400	Cohen & Steers, Inc. (b)	54,488
15,799	Cowen Group, Inc. - Class A (a)(b)	60,194
300	Diamond Hill Investment Group, Inc.	53,208
3,700	E*TRADE Financial Corp. (a)(b)	90,613
2,823	Eaton Vance Corp. (b)	94,627
618	Evercore Partners, Inc. - Class A	31,982
2,100	Federated Investors, Inc. - Class B	60,585
15,406	Fifth Street Asset Management, Inc. (b)	47,142
1,900	HFF, Inc. - Class A	52,307
2,219	INTL FCStone, Inc. (a)	59,314
2,293	Investment Technology Group	50,675
2,100	Janus Capital Group, Inc.	30,723
4,685	KCG Holdings, Inc. - Class A (a)	55,986
3,275	Lazard Ltd. - Class A - ADR	127,070
1,052	Legg Mason, Inc.	36,483
3,268	LPL Financial Holdings, Inc. (b)	81,047
1,400	Moelis & Co. - Class A	39,522

Number of Shares		Value
	Capital Markets (Continued)
2,700	NorthStar Asset Management Group, Inc.	$30,645
1,600	OM Asset Management Plc	21,360
1,288	Oppenheimer Holdings, Inc. - Class A	20,325
600	Piper Jaffray Cos. (a)(b)	29,736
6,660	Pzena Investment Management, Inc. - Class A	50,283
3,365	SEI Investments Co.	144,863
840	Stifel Financial Corp. (a)	24,864
3,337	Waddell & Reed Financial, Inc. - Class A	78,553
600	Westwood Holdings Group, Inc.	35,190
4,840	WisdomTree Investments, Inc. (b)	55,321

		1,627,086

	Chemicals - 1.53%
738	A. Schulman, Inc.	20,088
985	Albemarle Corp. (b)	62,971
2,491	American Vanguard Corp.	39,308
230	Ashland, Inc.	25,291
1,663	Axiall Corp.	36,320
300	Balchem Corp.	18,606
1,000	Cabot Corp.	48,330
461	Chase Corp.	24,244
1,127	Chemtura Corp. (a)(b)	29,753
2,589	Core Molding Technologies, Inc. (a)	32,311
2,000	FutureFuel Corp.	23,580
936	GCP Applied Technologies, Inc. (a)	18,664
600	H.B. Fuller Co.	25,470
702	Innophos Holdings, Inc.	21,699
974	Innospec, Inc.	42,233
1,319	International Flavors & Fragrances, Inc.	150,063
1,468	KMG Chemicals, Inc.	33,867
1,206	Koppers Holdings, Inc. (a)	27,099
812	Minerals Technologies, Inc. (b)	46,162
181	NewMarket Corp.	71,723
1,095	Olin Corp. (b)	19,020
3,500	OMNOVA Solutions, Inc. (a)	19,460
3,223	Platform Specialty Products Corp. (a)(b)	27,718
620	PolyOne Corp. (b)	18,755
300	Quaker Chemical Corp.	25,458
2,300	Rayonier Advanced Materials, Inc.	21,850
2,016	RPM International, Inc.	95,417
460	Sensient Technologies Corp.	29,191
400	Stepan Co.	22,116
767	The Scotts Miracle-Gro Co. - Class A	55,814
1,560	Trinseo SA (a)(b)	57,424
1,175	Valspar Corp.	125,748
644	W.R. Grace & Co. (a)	45,840

		1,361,593

	Commercial Services & Supplies - 2.30%
1,528	ABM Industries, Inc.	49,370
3,300	ACCO Brands Corp. (a)	29,634
6,700	ARC Document Solutions, Inc. (a)	30,150
2,243	Avery Dennison Corp.	161,743
920	Barrett Business Services, Inc.	26,450
761	Brinks Co.	25,562
4,351	Casella Waste Systems, Inc. - Class A (a)	29,152
1,800	Cintas Corp.	161,658
22,878	Civeo Corp. (a)	28,140
713	Clean Harbors, Inc. (a)	35,179
1,900	Comfort Systems U.S.A., Inc.	60,363
900	Copart, Inc. (a)	36,693

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
1,363	Deluxe Corp.	$85,174
2,799	Ennis, Inc.	54,720
1,193	Essendant, Inc.	38,092
255	G & K Services, Inc. - Class A (b)	18,679
1,762	Healthcare Services Group, Inc.	64,859
1,600	HNI Corp. (b)	62,672
2,467	InnerWorkings, Inc. (a)	19,613
3,464	Interface, Inc.	64,223
1,400	KAR Auction Services, Inc. (b)	53,396
4,861	Kimball International, Inc. - Class B	55,172
1,552	Knoll, Inc.	33,601
2,353	Miller Herman, Inc. (b)	72,684
421	MSA Safety, Inc.	20,355
2,857	Pitney Bowes, Inc.	61,540
2,864	Quad/Graphics, Inc.	37,060
2,741	R.R. Donnelley & Sons Co.	44,952
3,631	Rollins, Inc.	98,473
800	SP Plus Corp. (a)	19,248
4,494	Steelcase, Inc. - Class A	67,050
3,100	Sykes Enterprises, Inc. (a)	93,558
1,000	Team, Inc. (a)	30,380
1,219	Tetra Tech, Inc.	36,351
2,481	The ADT Corp. (b)	102,366
2,543	TRC Cos., Inc. (a)	18,437
1,227	Waste Connections, Inc. (b)	79,252
1,456	West Corp.	33,226

		2,039,227

	Communications Equipment - 1.43%
1,255	ADTRAN, Inc.	25,376
1,306	Alliance Fiber Optic Products, Inc. (a)	19,316
1,255	Applied Optoelectronics, Inc. (a)	18,712
890	Arista Networks, Inc. (a)(b)	56,159
2,694	ARRIS International Plc (a)	61,747
1,584	Bel Fuse, Inc. - Class B	23,126
6,941	Black Box Corp.	93,495
8,741	Brocade Communications Systems, Inc.	92,480
4,925	Calix, Inc. (a)	34,918
3,967	Ciena Corp. (a)(b)	75,452
2,568	Clearfield, Inc. (a)(b)	41,268
879	CommScope Holding Co., Inc. (a)(b)	24,542
905	Comtech Telecommunications Corp.	21,150
2,049	Digi International, Inc. (a)	19,322
14,000	Extreme Networks, Inc. (a)	43,540
1,347	Finisar Corp. (a)	24,569
12,689	Harmonic, Inc. (a)	41,493
2,256	Infinera Corp. (a)(b)	36,231
4,240	Ixia (a)	52,830
2,131	KVH Industries, Inc. (a)	20,351
868	Lumentum Holdings, Inc. (a)	23,410
1,300	NETGEAR, Inc. (a)	52,481
861	NetScout Systems, Inc. (a)	19,777
6,300	Oclaro, Inc. (a)(b)	34,020
1,000	Plantronics, Inc.	39,190
4,500	Polycom, Inc. (a)	50,175
4,874	Ruckus Wireless, Inc. (a)	47,814
6,727	ShoreTel, Inc. (a)	50,049
5,100	Sonus Networks, Inc. (a)	38,403
813	Ubiquiti Networks, Inc. (a)(b)	27,049

Number of Shares		Value
	Communications Equipment (Continued)
426	ViaSat, Inc. (a)(b)	$31,303
4,465	Viavi Solutions, Inc. (a)	30,630

		1,270,378

	Construction & Engineering - 0.73%
3,312	AECOM (a)	101,976
2,006	Aegion Corp. (a)	42,307
582	Argan, Inc.	20,463
496	Chicago Bridge & Iron Co. NV (b)	18,149
1,586	EMCOR Group, Inc.	77,080
718	Granite Construction, Inc.	34,320
2,295	Jacobs Engineering Group, Inc. (a)	99,947
1,800	MasTec, Inc. (a)(b)	36,432
2,665	Northwest Pipe Co. (a)	24,571
2,183	Nv5 Global, Inc. (a)(b)	58,570
854	Primoris Services Corp. (b)	20,752
3,685	Quanta Services, Inc. (a)	83,134
1,845	Tutor Perini Corp. (a)(b)	28,671

		646,372

	Construction Materials - 0.20%
1,300	Headwaters, Inc. (a)(b)	25,792
703	Martin Marietta Materials, Inc.	112,135
700	US Concrete, Inc. (a)	41,706

		179,633

	Consumer Finance - 0.54%
600	Cash America International, Inc.	23,184
394	Credit Acceptance Corp. (a)(b)	71,531
11,561	Enova International, Inc. (a)	72,950
1,116	First Cash Financial Services, Inc.	51,403
882	Green Dot Corp. - Class A (a)(b)	20,259
1,688	Nelnet, Inc. - Class A	66,457
2,119	PRA Group, Inc. (a)(b)	62,277
1,500	Regional Management Corp. (a)	25,665
14,100	SLM Corp. (a)	89,676

		483,402

	Containers & Packaging - 1.13%
702	AEP Industries, Inc. (a)	46,332
624	AptarGroup, Inc.	48,928
1,682	Ball Corp. (b)	119,910
1,174	Bemis Company, Inc.	60,790
1,900	Berry Plastics Group, Inc. (a)(b)	68,685
2,444	Crown Holdings, Inc. (a)	121,198
3,450	Graphic Packaging Holding Co.	44,332
1,486	Myers Industries, Inc.	19,110
2,144	Owens-Illinois, Inc. (a)	34,218
600	Packaging Corp. of America (b)	36,240
4,100	Sealed Air Corp.	196,841
600	Silgan Holdings, Inc. (b)	31,902
1,483	Sonoco Products Co.	72,029
2,600	WestRock Co.	101,478

		1,001,993

	Distributors - 0.41%
800	Core-Mark Holding Co., Inc.	65,248
6,245	Fenix Parts, Inc. (a)	28,727
7,998	LKQ Corp. (a)	255,376
3,984	VOXX International Corp. (a)	17,809

		367,160

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Diversified Consumer Services - 1.42%
2,100	2U, Inc. (a)(b)	$47,460
4,283	American Public Education, Inc. (a)	88,358
8,508	Apollo Group, Inc. (a)	69,893
8,128	Bridgepoint Education, Inc. (a)(b)	81,930
500	Bright Horizons Family Solutions, Inc. (a)(b)	32,390
4,796	Cambium Learning Group, Inc. (a)	20,479
1,498	Capella Education Co. (b)	78,855
11,200	Career Education Corp. (a)	50,848
1,000	Carriage Services, Inc.	21,610
5,802	Chegg, Inc. (a)	25,877
3,391	Collectors Universe, Inc.	56,291
3,025	DeVry, Inc.	52,242
1,100	Grand Canyon Ed, Inc. (a)(b)	47,014
613	Hillenbrand, Inc.	18,359
3,590	Houghton Mifflin Harcourt Co. (a)	71,585
4,600	K12, Inc. (a)(b)	45,494
6,053	LifeLock, Inc. (a)(b)	73,060
774	Matthews International Corp. - Class A	39,838
2,300	Regis Corp. (a)	34,937
3,317	Service Corp. International	81,864
1,502	ServiceMaster Global Holdings, Inc. (a)	56,595
1,088	Sotheby’s (b)	29,082
1,239	Strayer Education, Inc. (a)	60,401
9,819	Universal Technical Institute, Inc.	42,320
2,310	Weight Watchers International, Inc. (a)(b)	33,564

		1,260,346

	Diversified Financial Services - 0.77%
1,932	CBOE Holdings, Inc. (b)	126,217
1,400	Encore Capital Group, Inc. (a)(b)	36,036
3,000	FNFV Group (a)(b)	32,550
1,012	MarketAxess Holdings, Inc.	126,328
2,250	MSCI, Inc.	166,680
1,449	NASDAQ OMX Group, Inc.	96,185
2,320	NewStar Financial, Inc. (a)	20,300
2,100	World Acceptance Corp. (a)(b)	79,632

		683,928

	Diversified Telecommunication Services - 0.56%
4,226	8x8, Inc. (a)	42,513
400	Atlantic Tele-Network, Inc.	30,332
5,616	Cincinnati Bell, Inc. (a)	21,734
486	Cogent Communications Group, Inc.	18,969
736	Consolidated Communications Holdings, Inc.	18,959
10,132	Frontier Communications Corp. (b)	56,638
2,400	General Communication, Inc. - Class A (a)	43,968
2,500	IDT Corp. - Class B	38,975
3,245	inContact, Inc. (a)	28,848
1,900	Inteliquent, Inc.	30,495
8,908	Intelsat SA (a)(b)	22,448
2,321	ORBCOMM, Inc. (a)(b)	23,512
657	Straight Path Communications, Inc. - Class B (a)(b)	20,387
16,585	Vonage Holdings Corp. (a)	75,793
1,053	Zayo Group Holdings, Inc. (a)	25,525

		499,096

	Electric Utilities - 0.89%
663	Allete, Inc.	37,174
1,156	Cleco Corp.	63,823

Number of Shares		Value
	Electric Utilities (Continued)
642	El Paso Electric Co.	$29,455
534	Empire District Electric Co.	17,649
2,791	Great Plains Energy, Inc. (b)	90,010
891	Hawaiian Electric Industries, Inc.	28,868
700	IDACORP, Inc. (b)	52,213
1,268	ITC Holdings Corp.	55,247
538	MGE Energy, Inc.	28,111
3,939	OGE Energy Corp.	112,774
1,221	Pinnacle West Capital Corp.	91,661
827	PNM Resources, Inc. (b)	27,886
962	Portland General Electric Co. (b)	37,989
600	Unitil Corp.	25,494
1,804	Westar Energy, Inc.	89,496

		787,850

	Electrical Equipment - 0.97%
883	Acuity Brands, Inc. (b)	192,618
1,900	Allied Motion Technologies, Inc.	34,200
771	AZZ, Inc.	43,638
907	Babcock & Wilcox Enterprises, Inc. (a)	19,410
602	Belden, Inc.	36,951
2,101	Brady Corp. - Class A	56,391
742	Encore Wire Corp.	28,886
722	EnerSys	40,230
17,493	Enphase Energy, Inc. (a)(b)	40,759
680	Franklin Electric Co., Inc.	21,876
630	Generac Holdings, Inc. (a)(b)	23,461
2,100	General Cable Corp. (b)	25,641
578	Hubbell, Inc.	61,227
1,216	II-VI, Inc. (a)	26,399
4,576	LSI Industries, Inc.	53,768
634	Powell Industries, Inc.	18,899
600	Regal Beloit Corp.	37,854
1,105	Thermon Group Holdings, Inc. (a)	19,404
3,600	Vicor Corp. (a)	37,728
750	Woodward Governor Co. (b)	39,015

		858,355

	Electronic Equipment, Instruments & Components - 2.40%
500	Anixter International, Inc. (a)	26,055
1,676	Arrow Electronics, Inc. (a)	107,951
2,599	Avnet, Inc.	115,136
1,445	Benchmark Electronics, Inc. (a)	33,307
2,200	CDW Corp.	91,300
2,920	Checkpoint Systems, Inc. (a)	29,550
1,963	Cognex Corp.	76,459
377	Coherent, Inc. (a)(b)	34,646
5,417	Control4 Corp. (a)(b)	43,119
1,725	CTS Corp.	27,151
2,267	Daktronics, Inc.	17,909
869	Dolby Laboratories, Inc. - Class A	37,767
2,215	Electro Rent Corp.	20,511
800	Fabrinet (a)	25,880
968	FARO Technologies, Inc. (a)	31,179
445	FEI Co. (b)	39,609
2,178	Fitbit, Inc. - Class A (a)(b)	32,997
531	FLIR Systems, Inc.	17,496
2,000	GSI Group, Inc. (a)	28,320
3,285	Ingram Micro, Inc. - Class A	117,964
2,648	Insight Enterprises, Inc. (a)(b)	75,839
408	IPG Photonics Corp. (a)(b)	39,201

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
429	Itron, Inc. (a)	$17,898
2,777	Jabil Circuit, Inc.	53,513
3,258	Keysight Technologies, Inc. (a)	90,377
220	Littelfuse, Inc.	27,084
1,100	Mercury Computer Systems (a)	22,330
1,373	Methode Electronics, Inc.	40,147
660	MTS Systems Corp.	40,161
1,400	Multi-Fineline Electronix, Inc. (a)	32,494
2,699	National Instruments Corp.	81,267
2,500	Newport Corp. (a)	57,500
600	OSI Systems, Inc. (a)	39,294
1,500	PC Connection, Inc.	38,715
899	Plexus Corp. (a)	35,528
954	Rofin-Sinar Technologies, Inc. (a)	30,738
375	Rogers Corp. (a)	22,451
1,400	Sanmina Corporation (a)	32,732
644	ScanSource, Inc. (a)	26,005
813	SYNNEX Corp.	75,276
1,030	Tech Data Corp. (a)	79,073
3,232	Trimble Navigation Ltd. (a)	80,154
3,500	TTM Technologies, Inc. (a)	23,275
675	Universal Display Corp. (a)(b)	36,518
2,600	Vishay Intertechnology, Inc. (b)	31,746
1,577	Vishay Precision Group, Inc. (a)	22,094
364	Zebra Technologies Corp. - Class A (a)(b)	25,116

		2,130,832

	Energy Equipment & Services - 0.76%
12,769	Basic Energy Services, Inc. (a)(b)	35,242
400	Dril-Quip, Inc. (a)	24,224
1,190	Exterran Corp. (a)	18,397
7,932	Fairmount Santrol Holdings, Inc. (a)(b)	19,909
2,300	Forum Energy Technologies, Inc. (a)	30,360
5,974	Gulfmark Offshore, Inc. - Class A (a)	36,859
2,645	Nabors Industries Ltd. (b)	24,334
913	Natural Gas Services Group, Inc. (a)	19,748
5,300	Newpark Resources, Inc. (a)	22,896
4,281	Noble Corp. Plc (b)	44,308
10,940	North Atlantic Drilling Ltd. (a)(b)	29,976
1,161	Oceaneering International, Inc.	38,592
1,300	Oil States International, Inc. (a)	40,976
16,830	Parker Drilling Co. (a)	35,680
2,409	Patterson-UTI Energy, Inc. (b)	42,447
1,300	PHI, Inc. (a)	24,557
10,615	Pioneer Energy Services Corp. (a)	23,353
2,410	RigNet, Inc. (a)	32,969
1,507	Rowan Cos. Plc - Class A (b)	24,263
2,044	RPC, Inc. (b)	28,984
10,799	Seadrill Ltd. (a)(b)	35,637
2,900	Superior Energy Services, Inc. (b)	38,831

		672,542

	Food & Staples Retailing - 1.25%
989	Casey’s General Stores, Inc. (b)	112,073
700	Diplomat Pharmacy, Inc. (a)	19,180
1,387	Ingles Markets, Inc. - Class A	52,013
1,900	Natural Grocers by Vitamin Cottage, Inc. (a)(b)	40,413
1,616	Performance Food Group Co. (a)	37,734
528	PriceSmart, Inc. (b)	44,658
24,014	Rite Aid Corp. (a)	195,714

Number of Shares		Value
	Food & Staples Retailing (Continued)
2,100	Smart & Final Stores, Inc. (a)	$34,020
3,500	SpartanNash Co.	106,085
2,965	Sprouts Farmers Market, Inc. (a)	86,104
13,491	SUPERVALU, Inc. (a)	77,708
1,703	The Chefs’ Warehouse, Inc. (a)	34,554
3,321	The Fresh Market, Inc. (a)(b)	94,748
1,699	United Natural Foods, Inc. (a)	68,470
2,084	Village Super Market, Inc. - Class A	50,349
1,200	Weis Markets, Inc.	54,072

		1,107,895

	Food Products - 1.65%
666	Alico, Inc.	18,388
1,628	Amplify Snack Brands, Inc. (a)(b)	23,313
620	B&G Foods, Inc.	21,582
3,259	Blue Buffalo Pet Products, Inc. (a)(b)	83,626
1,853	Cal Maine Foods, Inc. (b)	96,189
371	Calavo Growers, Inc.	21,169
4,124	Darling International, Inc. (a)	54,313
5,488	Dean Foods Co. (b)	95,052
1,800	Farmer Brothers Co. (a)	50,166
5,415	Flowers Foods, Inc.	99,961
1,214	Fresh Del Monte Produce, Inc.	51,073
1,372	Ingredion, Inc. (b)	146,516
477	J&J Snack Foods Corp.	51,650
400	John B. Sanfilippo & Son, Inc.	27,636
485	Lancaster Colony Corp.	53,626
1,631	Lifeway Foods, Inc. (a)	17,664
1,767	Omega Protein Corp. (a)	29,933
1,600	Pilgrim’s Pride Corp. (a)(b)	40,640
1,508	Pinnacle Foods, Inc.	67,377
1,549	Post Holdings, Inc. (a)(b)	106,525
900	Sanderson Farms, Inc. (b)	81,162
1,208	Seneca Foods Corp. - Class A (a)	41,966
1,088	Snyder’s-Lance, Inc. (b)	34,234
800	The Hain Celestial Group, Inc. (a)	32,728
502	TreeHouse Foods, Inc. (a)(b)	43,549
1,895	WhiteWave Foods Co. (a)	77,013

		1,467,051

	Gas Utilities - 1.00%
2,068	AGL Resources, Inc.	134,710
1,334	Atmos Energy Corp.	99,063
1,390	New Jersey Resources Corp.	50,638
990	Northwest Natural Gas Co.	53,311
1,413	ONE Gas, Inc.	86,334
849	Piedmont Natural Gas, Inc.	50,796
1,451	Questar Corp.	35,985
670	South Jersey Industries, Inc.	19,061
857	Southwest Gas Corp.	56,433
1,100	The Laclede Group, Inc.	74,525
4,647	UGI Corp.	187,228
600	WGL Holdings, Inc.	43,422

		891,506

	Health Care Equipment & Supplies - 3.70%
500	Abaxis, Inc.	22,695
1,196	ABIOMED, Inc. (a)(b)	113,393
647	Alere, Inc. (a)	32,745
1,760	Align Technology, Inc. (a)	127,934
300	Analogic Corp. (b)	23,703

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
3,711	AngioDynamics, Inc. (a)	$45,608
500	Anika Therapeutics, Inc. (a)(b)	22,360
1,564	AtriCure, Inc. (a)	26,322
100	Atrion Corp.	39,536
1,049	Cantel Medical Corp.	74,857
4,033	Cardiovascular Systems, Inc. (a)(b)	41,822
3,099	Cerus Corp. (a)(b)	18,377
482	CONMED Corp.	20,215
2,300	CryoLife, Inc.	24,725
3,000	Cutera, Inc. (a)	33,750
1,081	Cynosure, Inc. - Class A (a)	47,694
4,632	DENTSPLY SIRONA, Inc.	285,470
2,060	DexCom, Inc. (a)(b)	139,895
1,678	Entellus Medical, Inc. (a)(b)	30,523
3,048	Exactech, Inc. (a)	61,753
1,322	Glaukos Corp. (a)	22,289
2,400	Globus Medical, Inc. - Class A (a)(b)	57,000
509	Greatbatch, Inc. (a)	18,141
529	Haemonetics Corp. (a)	18,504
1,600	Halyard Health, Inc. (a)	45,968
600	HeartWare International, Inc. (a)	18,852
610	Hill-Rom Holdings, Inc.	30,683
4,264	Hologic, Inc. (a)(b)	147,108
200	ICU Med, Inc. (a)	20,820
1,825	IDEXX Laboratories, Inc. (a)(b)	142,934
1,135	Inogen, Inc. (a)	51,052
1,381	Insulet Corp. (a)	45,794
459	Integra Lifesciences Holdings (a)(b)	30,918
1,800	Invacare Corp.	23,706
2,606	iRadimed Corp. (a)(b)	49,931
2,200	K2M Group Holdings, Inc. (a)	32,626
12,322	Lantheus Holdings, Inc. (a)	23,289
1,600	LDR Holding Corp. (a)	40,784
3,800	LeMaitre Vascular, Inc.	58,976
1,311	LivaNova Plc (a)(b)	70,768
2,230	Masimo Corp. (a)	93,303
3,419	Meridian Bioscience, Inc.	70,466
1,613	Merit Medical Systems, Inc. (a)	29,824
1,424	Natus Medical, Inc. (a)	54,724
561	Neogen Corp. (a)	28,246
1,472	NuVasive, Inc. (a)(b)	71,613
1	Nuvectra Corp. (a)	4
2,300	NxStage Medical, Inc. (a)	34,477
5,073	OraSure Technologies, Inc. (a)	36,678
1,391	Orthofix International NV (a)	57,754
2,558	ResMed, Inc.	147,904
5,044	RTI Surgical, Inc. (a)	20,176
1,585	SeaSpine Holdings Corp. (a)	23,204
6,441	STAAR Surgical Co. (a)	47,599
1,024	STERIS Plc (b)	72,755
1,500	SurModics, Inc. (a)	27,615
500	Teleflex, Inc. (b)	78,505
138	The Cooper Companies, Inc.	21,248
1,749	The Spectranetics Corp. (a)	25,395
1,600	Vascular Solutions, Inc. (a)	52,048
700	West Pharmaceutical Services, Inc. (b)	48,524
2,100	Zeltiq Aesthetics, Inc. (a)	57,036

		3,282,618

Number of Shares		Value
	Health Care Providers & Services - 3.17%
500	Acadia Healthcare Co., Inc. (a)(b)	$27,555
1,900	Addus HomeCare Corp. (a)	32,661
335	Adeptus Health, Inc. - Class A (a)(b)	18,606
2,702	Alliance HealthCare Services, Inc. (a)	19,427
1,800	Almost Family, Inc. (a)	67,032
2,600	Amedisys, Inc. (a)	125,684
2,010	AMN Healthcare Services, Inc. (a)	67,556
1,200	AmSurg Corp. (a)(b)	89,520
13,639	BioScrip, Inc. (a)(b)	29,188
5,100	BioTelemetry, Inc. (a)(b)	59,568
1,574	Brookdale Senior Living, Inc. (a)	24,995
4,487	Centene Corp. (a)(b)	276,290
500	Chemed Corp. (b)	67,725
1,358	Civitas Solutions, Inc. (a)	23,670
2,960	Community Health Systems, Inc. (a)	54,790
998	CorVel Corp. (a)	39,341
4,934	Cross Country Healthcare, Inc. (a)	57,382
2,600	Envision Healthcare Holdings, Inc. (a)(b)	53,040
624	ExamWorks Group, Inc. (a)	18,445
1,072	HealthEquity, Inc. (a)	26,446
1,527	HealthSouth Corp.	57,461
3,000	Healthways, Inc. (a)	30,270
2,244	HMS Holdings Corp. (a)	32,201
2,100	Kindred Healthcare, Inc.	25,935
580	Landauer, Inc.	19,181
1,900	LHC Group, Inc. (a)	67,564
1,343	LifePoint Hospitals, Inc. (a)	93,003
1,100	Magellan Health Services, Inc. (a)	74,723
1,600	MEDNAX, Inc. (a)(b)	103,392
1,457	Molina Healthcare, Inc. (a)	93,962
300	National Healthcare Corp.	18,690
1,763	National Research Corp. - Class A	27,415
19,493	Nobilis Health Corp. (a)(b)	60,818
2,539	Owens & Minor, Inc.	102,626
1,000	Patterson Cos., Inc. (b)	46,530
2,655	PerkinElmer, Inc. (b)	131,316
1,900	PharMerica Corp. (a)(b)	42,009
1,021	Premier, Inc. - Class A (a)	34,061
415	Providence Service Corp. (a)	21,194
4,900	RadNet, Inc. (a)	23,667
3,927	Select Medical Holdings Corp. (a)	46,378
1,215	Surgical Care Affiliates, Inc. (a)	56,230
928	Team Health Holdings, Inc. (a)	38,800
2,176	Tenet Healthcare Corp. (a)(b)	62,952
1,000	The Ensign Group, Inc.	22,640
2,522	Triple-S Management Corp. - Class B (a)	62,697
2,065	Trupanion, Inc. (a)(b)	20,340
537	US Physical Therapy, Inc.	26,705
1,192	VCA, Inc. (a)	68,767
1,345	WellCare Health Plans, Inc. (a)	124,749

		2,815,197

	Health Care Technology - 0.56%
4,680	Allscripts Healthcare Solutions, Inc. (a)(b)	61,823
685	athenahealth, Inc. (a)(b)	95,064
1,100	Computer Programs & Systems, Inc. (b)	57,332
13,548	Connecture, Inc. (a)	34,683
2,481	Evolent Health, Inc. - Class A (a)	26,199
3,679	Imprivata, Inc. (a)(b)	46,466
985	Medidata Solutions, Inc. (a)	38,129

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Technology (Continued)
1,200	Omnicell, Inc. (a)(b)	$33,444
3,700	Quality Systems, Inc. (b)	56,388
945	Veeva Systems, Inc. - Class A (a)(b)	23,663
1,742	Vocera Communications, Inc. (a)	22,211

		495,402

	Hotels, Restaurants & Leisure - 2.13%
2,150	Aramark	71,208
2,157	Belmond Ltd. - Class A (a)	20,470
75	Biglari Holdings, Inc. (a)	27,878
2,135	Bloomin’ Brands, Inc.	36,017
404	Bob Evans Farms, Inc.	18,863
3,000	Boyd Gaming Corp. (a)	61,980
2,977	Bravo Brio Restaurant Group, Inc. (a)	23,072
1,035	Brinker International, Inc. (b)	47,558
400	Buffalo Wild Wings, Inc. (a)(b)	59,248
5,900	Callaway Golf Co.	53,808
1,700	Carrols Restaurant Group, Inc. (a)	24,548
504	Cheesecake Factory, Inc. (b)	26,757
801	Choice Hotels International, Inc.	43,294
361	Churchill Downs, Inc.	53,385
123	Cracker Barrel Old Country Store, Inc. (b)	18,778
600	Dave & Buster’s Entertainment, Inc. (a)	23,268
4,300	Denny’s Corp. (a)	44,548
1,384	Diamond Resorts International, Inc. (a)(b)	33,631
1,281	Domino’s Pizza, Inc. (b)	168,913
614	Dunkin’ Brands Group, Inc. (b)	28,962
2,525	Eldorado Resorts, Inc. (a)	28,886
1,294	Extended Stay America, Inc.	21,092
600	Fiesta Restaurant Group, Inc. (a)	19,668
546	International Speedway Corp. - Class A	20,153
1,761	Interval Leisure Group, Inc. (b)	25,429
2,900	Intrawest Resorts Holdings, Inc. (a)	24,795
2,100	Isle of Capri Casinos, Inc. (a)	29,400
2,000	J Alexander’s Holdings, Inc. (a)	21,120
402	Jack in the Box, Inc. (b)	25,676
1,685	Jamba, Inc. (a)(b)	20,827
2,240	La Quinta Holdings, Inc. (a)	28,000
1,259	Marcus Corp.	23,858
700	Marriott Vacations Worldwide	47,250
345	Panera Bread Co. - Class A (a)(b)	70,666
1,100	Papa John’s International, Inc. (b)	59,609
2,685	Papa Murphy’s Holdings, Inc. (a)(b)	32,086
1,400	Penn National Gaming, Inc. (a)	23,366
1,882	Pinnacle Entertainment, Inc. (a)	66,058
969	Popeyes Louisiana Kitchen, Inc. (a)	50,446
2,600	Potbelly Corp. (a)	35,386
4,973	Ruby Tuesday, Inc. (a)	26,755
2,500	Ruth’s Hospitality Group, Inc. (b)	46,025
963	SeaWorld Entertainment, Inc. (b)	20,281
875	Six Flags Entertainment Corp.	48,554
1,187	Sonic Corp.	41,735
1,800	Speedway Motorsports, Inc.	35,694
800	Texas Roadhouse, Inc. (b)	34,864
1,749	The Wendy’s Co.	19,047
442	Vail Resorts, Inc.	59,095

		1,892,007

Number of Shares		Value
	Household Durables - 2.34%
2,100	Bassett Furniture Industries, Inc. (b)	$66,906
2,162	Beazer Homes USA, Inc. (a)	18,853
585	CalAtlantic Group, Inc.	19,551
300	Cavco Industries, Inc. (a)	28,038
1,400	CSS Industries, Inc.	39,102
6,284	D.R. Horton, Inc. (b)	189,965
2,600	Ethan Allen Interiors, Inc. (b)	82,732
706	Flexsteel Industries, Inc.	30,838
5,378	GoPro, Inc. - Class A (a)(b)	64,321
700	Harman International Industries, Inc. (b)	62,328
1,000	Helen of Troy Ltd. (a)	103,690
1,300	Hooker Furniture Corp.	42,705
2,341	Installed Building Products, Inc. (a)	62,294
2,072	iRobot Corp. (a)(b)	73,142
2,800	Jarden Corp. (a)	165,060
3,255	KB Home (b)	46,481
2,748	La-Z-Boy, Inc.	73,481
1,400	Leggett & Platt, Inc.	67,760
1,606	Lennar Corp. - Class A	77,666
649	Lennar Corp. - Class B	25,123
809	LGI Homes, Inc. (a)(b)	19,586
1,074	Libbey, Inc.	19,976
4,145	Lifetime Brands, Inc.	62,465
776	M.D.C Holdings, Inc. (b)	19,447
622	Meritage Homes Corp. (a)	22,678
300	National Presto Industries, Inc.	25,122
81	NVR, Inc. (a)(b)	140,324
1,486	Pulte Homes, Inc.	27,803
5,600	Skullcandy, Inc. (a)	19,936
1,479	Tempur Sealy International, Inc. (a)(b)	89,908
2,615	Toll Brothers, Inc. (a)	77,169
1,922	Tri Pointe Group, Inc. (a)	22,641
1,422	Tupperware Brands Corp. (b)	82,448
400	Universal Electronics, Inc. (a)	24,796
9,000	ZAGG, Inc. (a)(b)	81,090

		2,075,425

	Household Products - 0.33%
4,185	Central Garden & Pet Co. - Class A (a)	68,173
1,600	Energizer Holdings, Inc.	64,816
2,117	HRG Group, Inc. (a)	29,490
750	Oil-Dri Corporation of America	25,335
378	Spectrum Brands Holdings, Inc.	41,308
600	WD-40 Co.	64,806

		293,928

	Independent Power and Renewable Electricity Producers - 0.57%
42,300	Atlantic Power Corp.	104,058
6,253	Dynegy, Inc. (a)	89,856
6,300	NRG Yield, Inc. - Class A	85,491
6,300	NRG Yield, Inc. - Class C (b)	89,712
747	Ormat Technologies, Inc.	30,806
12,713	Talen Energy Corp. (a)	114,417

		514,340

	Industrial Conglomerates - 0.28%
1,218	Carlisle Companies, Inc.	121,191
6,240	McDermott International, Inc. (a)	25,521
12	Seaboard Corp. (a)	36,036

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Industrial Conglomerates (Continued)
663	Standex International Corp.	$51,588
1,183	Tredegar Corp.	18,597

		252,933

	Insurance - 3.98%
236	Alleghany Corp. (a)(b)	117,103
1,163	Allied World Assurance Co. Holdings, Ltd.	40,635
4,539	Ambac Financial Group, Inc. (a)	71,716
1,878	American Equity Investment Life Holding Co. (b)	31,550
1,326	American Financial Group, Inc.	93,311
200	American National Insurance Co.	23,100
950	AMERISAFE, Inc.	49,913
3,604	AmTrust Financial Services, Inc.	93,272
3,280	Arch Capital Group Ltd. - ADR (a)	233,208
1,050	Argo Group International Holdings Ltd.	60,260
1,548	Arthur J. Gallagher & Co.	68,855
1,369	Aspen Insurance Holdings Ltd.	65,301
1,100	Assurant, Inc.	84,865
5,000	Assured Guaranty Ltd.	126,500
2,173	Atlas Financial Holdings, Inc. (a)	39,418
2,500	Axis Capital Holdings Ltd.	138,650
730	Baldwin & Lyons, Inc. - Class B	17,965
2,142	Brown & Brown, Inc.	76,684
960	EMC Insurance Group, Inc.	24,624
1,988	Employers Holdings, Inc.	55,942
1,300	Endurance Specialty Holdings Ltd. (b)	84,942
884	Erie Indemnity Co. - Class A	82,203
300	FBL Financial Group, Inc. - Class A	18,456
1,200	Federated National Holding Co. - Class C	23,592
2,655	First American Corp.	101,182
599	Global Indemnity Plc (a)	18,647
1,594	Hallmark Financial Services, Inc. (a)	18,331
1,574	HCI Group, Inc. (b)	52,414
3,049	Heritage Insurance Holdings, Inc.	48,693
1,182	Horace Mann Educators Corp.	37,458
1,222	Independence Holding Co.	19,454
300	Infinity Property & Casualty Corp.	24,150
600	James River Group Holdings Ltd.	19,356
771	Kemper Corp.	22,798
3,500	Maiden Holdings Ltd. (b)	45,290
2,691	MBIA, Inc. (a)	23,815
900	National General Holdings Corp.	19,431
400	Navigators Group, Inc. (a)	33,548
5,173	Old Republic International Corp.	94,562
1,201	Primerica, Inc. (b)	53,481
800	ProAssurance Corp.	40,480
1,200	Reinsurance Group of America	115,500
1,186	RenaissanceRe Holdings Ltd.	142,118
1,339	RLI Corp.	89,526
319	Safety Insurance Group, Inc.	18,202
2,100	Selective Insurance Group, Inc.	76,881
1,000	State Auto Financial Corp.	22,060
1,672	State National Cos., Inc.	21,067
523	Stewart Information Services Corp.	18,974
1,100	The Hanover Insurance Group, Inc.	99,242
3,336	Torchmark Corp.	180,678
1,162	United Fire Group, Inc.	50,919
1,027	United Insurance Holdings Corp.	19,729
3,097	Universal Insurance Holdings, Inc. (b)	55,127

Number of Shares		Value
	Insurance (Continued)
2,542	W.R. Berkley Corp.	$142,860
111	White Mountains Insurance Group Ltd. - ADR	89,089

		3,537,127

	Internet & Catalog Retail - 0.89%
6,400	1-800-Flowers.Com, Inc. - Class A (a)	50,432
1,649	Blue Nile, Inc.	42,396
44,590	EVINE Live, Inc. (a)	52,170
674	FTD Cos., Inc. (a)	17,692
23,982	Groupon, Inc. (a)(b)	95,688
1,300	HSN, Inc.	68,003
1,500	Lands’ End, Inc. (a)	38,265
1,200	Liberty TripAdvisor Holdings, Inc. - Class A (a)	26,592
1,315	Liberty Ventures - Series A (a)	51,443
2,858	Nutrisystem, Inc.	59,646
3,875	Overstock.com, Inc. (a)(b)	55,723
3,146	PetMed Express, Inc. (b)	56,345
1,105	Shutterfly, Inc. (a)(b)	51,239
260	Stamps.com, Inc. (a)(b)	27,633
2,233	Travelport Worldwide Ltd.	30,503
1,546	Wayfair, Inc. - Class A (a)(b)	66,818

		790,588

	Internet Software & Services - 2.77%
9,502	Aerohive Networks, Inc. (a)	47,415
1,943	Alarm.com Holdings, Inc. (a)(b)	46,049
7,945	Angie’s List, Inc. (a)(b)	64,116
2,287	Apigee Corp. (a)	19,005
1,531	Appfolio, Inc. - Class A (a)(b)	18,739
4,226	Bankrate, Inc. (a)	38,752
6,605	Blucora, Inc. (a)	34,082
2,127	Box, Inc. - Class A (a)(b)	26,077
7,100	Brightcove, Inc. (a)	44,304
700	BroadSoft, Inc. (a)(b)	28,245
5,633	Carbonite, Inc. (a)	44,895
5,900	Care.com, Inc. (a)	36,285
3,000	ChannelAdvisor Corp. (a)	33,750
1,400	Cimpress NV (a)(b)	126,966
992	comScore, Inc. (a)	29,800
1,300	Cornerstone OnDemand, Inc. (a)(b)	42,601
295	CoStar Group, Inc. (a)	55,510
1,360	Cvent, Inc. (a)	29,104
972	Demandware, Inc. (a)(b)	38,005
7,800	DHI Group, Inc. (a)	62,946
16,582	EarthLink Holdings Corp.	94,020
7,088	Everyday Health, Inc. (a)	39,693
7,700	Five9, Inc. (a)	68,453
578	GoDaddy, Inc. - Class A (a)	18,687
1,900	IAC/InterActiveCorp	89,452
5,400	Intralinks Holdings, Inc. (a)	42,552
614	j2 Global, Inc. (b)	37,810
7,350	Liquidity Services, Inc. (a)	38,073
7,762	LivePerson, Inc. (a)	45,408
1,108	LogMeIn, Inc. (a)	55,910
10,514	Marchex, Inc. - Class B	46,787
12,017	Marin Software, Inc. (a)(b)	36,291
1,826	Marketo, Inc. (a)	35,735
2,353	Match Group, Inc. (a)(b)	26,024
18,219	MaxPoint Interactive, Inc. (a)	32,248
1,347	MINDBODY, Inc. - Class A (a)(b)	17,956
887	New Relic, Inc. (a)	23,133

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Internet Software & Services (Continued)
2,300	NIC, Inc.	$41,469
3,554	OPOWER, Inc. (a)(b)	24,203
2,451	Pandora Media, Inc. (a)(b)	21,936
9,166	QuinStreet, Inc. (a)	31,348
4,649	Quotient Technology, Inc. (a)(b)	49,279
4,294	Rackspace Hosting, Inc. (a)	92,707
4,772	RealNetworks, Inc. (a)	19,374
5,303	RetailMeNot, Inc. (a)	42,477
11,388	Rocket Fuel, Inc. (a)	35,872
1,500	Shutterstock, Inc. (a)(b)	55,095
535	SPS Commerce, Inc. (a)	22,973
2,640	TechTarget, Inc. (a)	19,589
6,222	Travelzoo, Inc. (a)	50,523
6,500	TrueCar, Inc. (a)(b)	36,335
4,781	United Online, Inc. (a)	55,173
2,469	Web.com Group, Inc. (a)	48,936
400	WebMD Health Corp. (a)	25,052
3,200	Wix.com Ltd. (a)	64,864
2,769	XO Group, Inc. (a)(b)	44,442
2,000	Yelp, Inc. - Class A (a)	39,760
913	Zillow Group, Inc. - Class C (a)(b)	21,666

		2,457,951

	IT Services - 3.12%
2,658	Acxiom Corp. (a)	56,988
2,528	Blackhawk Network Holdings, Inc. (a)	86,710
2,100	Booz Allen Hamilton Holding Corp. - Class A (b)	63,588
2,315	Broadridge Financial Solutions, Inc.	137,303
796	CACI International, Inc. - Class A (a)	84,933
1,000	Cardtronics, Inc. (a)	35,990
349	Cass Information Systems, Inc.	18,270
11,166	CIBER, Inc. (a)	23,560
4,400	Convergys Corp.	122,188
1,894	CoreLogic, Inc. (a)	65,722
2,410	CSG Systems International, Inc. (b)	108,836
4,702	Datalink Corp. (a)	42,976
400	DST Systems, Inc.	45,108
1,122	EPAM Systems, Inc. (a)	83,780
793	Euronet Worldwide, Inc. (a)	58,769
12,732	Everi Holdings, Inc. (a)	29,156
1,315	EVERTEC, Inc.	18,384
800	ExlService Holdings, Inc. (a)	41,440
1,202	Forrester Research, Inc.	40,399
1,796	Gartner, Inc. (a)	160,473
3,660	Genpact Ltd. (a)	99,515
2,195	Global Payments, Inc. (b)	143,333
400	Heartland Payment Systems, Inc.	38,628
1,821	Leidos Holdings, Inc. (b)	91,633
13,107	Lionbridge Technologies, Inc. (a)	66,321
1,124	Luxoft Holding, Inc. (a)	61,854
1,700	ManTech International Corp. - Class A	54,383
1,500	Maximus, Inc. (b)	78,960
14,382	ModusLink Global Solutions, Inc. (a)	21,142
2,995	NeuStar, Inc. - Class A (a)(b)	73,677
2,675	Perficient, Inc. (a)	58,101
1,533	PFSweb, Inc. (a)	20,113
1,400	Sabre Corp.	40,488
1,400	Science Applications International Corp.	74,676
380	Syntel, Inc. (a)	18,973

Number of Shares		Value
	IT Services (Continued)
1,727	Teletech Holdings, Inc.	$47,942
4,200	The Hackett Group, Inc.	63,504
2,872	Total System Services, Inc.	136,650
2,300	Vantiv, Inc. - Class A (a)	123,924
1,701	VeriFone Holdings, Inc. (a)	48,036
950	Virtusa Corp. (a)	35,587
617	WEX, Inc. (a)	51,433

		2,773,446

	Leisure Products - 0.84%
1,622	Brunswick Corp. (b)	77,823
4,807	JAKKS Pacific, Inc. (a)(b)	35,764
2,512	Johnson Outdoors, Inc. - Class A	55,817
1,179	Malibu Boats, Inc. - Class A (a)	19,336
4,060	Nautilus, Inc. (a)	78,439
1,140	Polaris Industries, Inc. (b)	112,267
1,342	Pool Corporation (b)	117,747
3,523	Smith & Wesson Holding Corp. (a)	93,782
1,078	Sturm, Ruger & Company, Inc. (b)	73,714
1,588	Vista Outdoor, Inc. (a)	82,433

		747,122

	Life Sciences Tools & Services - 1.43%
2,325	Affymetrix, Inc. (a)	32,573
2,412	Albany Molecular Research, Inc. (a)(b)	36,879
541	Bio-Rad Laboratories, Inc. - Class A (a)	73,966
301	Bio-Techne Corp.	28,451
3,600	Bruker Corp.	100,800
1,000	Cambrex Corp. (a)(b)	44,000
1,400	Charles River Laboratories (a)	106,316
8,507	Harvard Bioscience, Inc. (a)	25,691
3,900	Luminex Corp. (a)	75,660
727	Mettler-Toledo International, Inc. (a)	250,641
1,765	NanoString Technologies, Inc. (a)	26,863
3,071	NeoGenomics, Inc. (a)	20,699
3,053	Pacific Biosciences of California, Inc. (a)	25,950
1,160	PAREXEL International Corp. (a)	72,767
1,225	PRA Health Sciences, Inc. (a)(b)	52,381
4,675	QIAGEN NV (a)	104,439
2,133	Quintiles Transnational Holdings, Inc. (a)	138,858
22,174	Sequenom, Inc. (a)(b)	31,265
929	VWR Corp. (a)(b)	25,139

		1,273,338

	Machinery - 2.84%
1,100	Actuant Corp. - Class A	27,181
1,232	AGCO Corp. (b)	61,230
335	Alamo Group, Inc.	18,663
1,200	Allison Transmission Holdings, Inc.	32,376
1,187	Altra Industrial Motion Corp. (b)	32,975
478	Astec Industries, Inc.	22,308
507	Badger Meter, Inc. (b)	33,721
1,046	Barnes Group, Inc.	36,641
1,796	Blue Bird Corp. (a)	19,487
1,500	Briggs & Stratton Corp.	35,880
1,570	Chart Industries, Inc. (a)	34,100
1,721	Colfax Corp. (a)	49,203
1,212	Columbus McKinnon Corporation	19,101
7,871	Commercial Vehicle Group, Inc. (a)	20,858
400	Crane Co.	21,544
1,811	Donaldson Company, Inc. (b)	57,789

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
840	Douglas Dynamics, Inc.	$19,244
514	Esco Technologies, Inc.	20,036
2,795	Federal Signal Corp.	37,062
1,932	Global Brass & Copper Holdings, Inc. (b)	48,203
1,152	Graco, Inc.	96,722
906	Graham Corp.	18,039
800	Hurco Companies, Inc.	26,392
500	Hyster-Yale Materials Handling, Inc. (b)	33,300
996	IDEX Corp.	82,549
766	ITT Corp.	28,258
895	John Bean Technologies Corp.	50,487
2,792	Joy Global, Inc. (b)	44,867
1,000	Kadant, Inc.	45,160
1,705	Kennametal, Inc.	38,345
1,800	L.B. Foster Co. - Class A	32,688
1,400	Lincoln Electric Holdings, Inc.	81,998
600	Lydall, Inc. (a)	19,512
4,388	Manitowoc, Inc. (b)	19,000
517	Middleby Corp. (a)	55,200
1,153	Mueller Industries, Inc.	33,921
2,400	Mueller Water Products, Inc. - Class A	23,712
700	NACCO Industries, Inc. - Class A	40,187
955	Nordson Corp.	72,618
1,421	Omega Flex, Inc.	49,422
476	Oshkosh Corp. (b)	19,454
551	Proto Labs, Inc. (a)(b)	42,477
1,400	Rexnord Corp. (a)	28,308
1,107	Snap On, Inc.	173,788
1,274	SPX FLOW, Inc. (a)	31,952
963	Tennant Co.	49,575
1,800	Terex Corp.	44,784
1,133	The Greenbrier Companies, Inc. (b)	31,316
1,044	Timken Co.	34,964
8,438	Titan International, Inc. (b)	45,396
1,567	Toro Co.	134,950
1,130	TriMas Corp. (a)	19,798
2,479	Trinity Industries, Inc. (b)	45,391
1,874	Twin Disc, Inc.	18,984
284	Valmont Industries, Inc.	35,171
2,300	Wabash National Corp. (a)(b)	30,360
817	Wabtec Corp. (b)	64,780
483	Watts Water Technologies, Inc. - Class A (b)	26,628
2,586	Xylem, Inc.	105,767

		2,523,822

	Marine - 0.08%
514	Kirby Corp. (a)	30,989
1,100	Matson, Inc.	44,187

		75,176

	Media - 1.82%
656	AMC Entertainment Holdings, Inc. - Class A	18,361
700	AMC Networks, Inc. - Class A (a)	45,458
2,455	Ascent Capital Group, Inc. - Class A (a)	36,359
4,072	Cablevision Systems Corp. - Class A	134,376
3,694	Crown Media Holdings, Inc. - Class A (a)	18,766
106,028	Cumulus Media, Inc. - Class A (a)	49,229
991	DreamWorks Animation SKG, Inc. - Class A (a)(b)	24,725
3,300	Entercom Communications Corp. - Class A (a)	34,914

Number of Shares		Value
	Media (Continued)
2,890	Entravision Communications Corp. - Class A	$21,502
3,355	Eros International Plc (a)(b)	38,616
5,607	Gannett Co., Inc.	84,890
3,512	Gray Television, Inc. (a)	41,161
767	IMAX Corp. (a)	23,846
5,644	Interpublic Group of Cos., Inc.	129,530
1,302	John Wiley & Sons, Inc. - Class A	63,655
352	Liberty Broadband Corp. - Class A (a)	20,472
775	Liberty Broadband Corp. - Class C (a)	44,911
900	Live Nation, Inc. (a)(b)	20,079
1,127	MDC Partners, Inc. - Class A	26,597
1,800	Media General, Inc. (a)(b)	29,358
505	Meredith Corp.	23,987
721	Morningstar, Inc.	63,643
3,193	MSG Networks, Inc. - Class A (a)	55,207
3,120	New Media Investment Group, Inc.	51,917
3,695	New York Times Co. - Class A	46,040
2,300	Reading International, Inc. - Class A (a)	27,554
1,200	Scholastic Corp.	44,844
1,818	Sinclair Broadcast Group, Inc. - Class A	55,903
2,371	Starz - Class A (a)	62,428
6,961	TEGNA, Inc.	163,305
2,510	Time, Inc.	38,754
536	Tribune Media Co. - Class A	20,556
2,903	World Wrestling Entertainment, Inc. - Class A (b)	51,267

		1,612,210

	Metals & Mining - 0.89%
11,492	AK Steel Holding Corp. (a)(b)	47,462
2,042	Allegheny Technologies, Inc.	33,285
1,134	Carpenter Technology Corp. (b)	38,817
3,761	Century Aluminum Co. (a)	26,515
3,698	Commercial Metals Co.	62,755
1,200	Gibraltar Industries, Inc. (a)	34,320
1,249	Handy & Harman Ltd. (a)	34,160
550	Haynes International, Inc.	20,075
1,069	Materion Corp.	28,307
3,909	Olympic Steel, Inc.	67,665
4,327	Real Industry, Inc. (a)	37,645
1,039	Reliance Steel & Aluminum Co.	71,888
3,788	Ryerson Holding Corp. (a)	21,061
2,404	Schnitzer Steel Industries, Inc. - Class A	44,330
3,248	Steel Dynamics, Inc.	73,113
8,954	SunCoke Energy, Inc.	58,201
2,445	United States Steel Corp.	39,242
1,538	Worthington Industries, Inc.	54,814

		793,655

	Multiline Retail - 0.63%
2,126	Big Lots, Inc.	96,286
1,620	Burlington Stores, Inc. (a)(b)	91,109
1,070	Dillard’s, Inc. - Class A (b)	90,854
4,480	Fred’s, Inc. - Class A	66,797
7,505	J.C. Penney Co., Inc. (a)(b)	83,005
1,830	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	42,877
1,291	Sears Holdings Corp. (a)(b)	19,765
7,995	Tuesday Morning Corp. (a)	65,399

		556,092

	Multi-Utilities - 0.70%
1,173	Alliant Energy Corp.	87,130
714	Avista Corp.	29,117

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
558	Black Hills Corp. (b)	$33,552
3,888	CMS Energy Corp. (b)	165,007
3,047	MDU Resources Group, Inc.	59,295
584	Northwestern Corp.	36,062
1,639	SCANA Corp. (b)	114,976
2,024	TECO Energy, Inc.	55,721
793	Vectren Corp.	40,094

		620,954

	Oil & Gas - 0.62%
2,597	Alon USA Energy, Inc.	26,801
2,766	Callon Petroleum Co. (a)(b)	24,479
300	Chesapeake Utilities Corp.	18,891
16,186	Cloud Peak Energy, Inc. (a)	31,563
714	CVR Energy, Inc. (b)	18,636
18,804	Denbury Resources, Inc. (b)	41,745
3,058	DHT Holdings, Inc.	17,614
630	Diamondback Energy, Inc. (a)(b)	48,623
5,560	Hallador Energy Co.	25,409
1,368	Newfield Exploration Co. (a)	45,486
1,700	Nordic American Tanker Shipping Ltd. (b)	23,953
1,386	Par Pacific Holdings, Inc. (a)	26,001
1,022	Parsley Energy, Inc. - Class A (a)(b)	23,097
1,043	PBF Energy, Inc. - Class A	34,628
468	PDC Energy, Inc. (a)	27,823
1,398	Ship Finance International Ltd. (b)	19,418
1,602	Western Refining, Inc.	46,602
1,108	World Fuel Services Corp.	53,827

		554,596

	Paper & Forest Products - 0.21%
398	Clearwater Paper Corp. (a)	19,307
1,200	Domtar Corp.	48,600
2,331	KapStone Paper and Packaging Corp.	32,284
1,200	Louisiana-Pacific Corp. (a)	20,544
300	Neenah Paper, Inc.	19,098
1,300	P.H. Glatfelter Co.	26,949
605	Schweitzer-Mauduit International, Inc.	19,046

		185,828

	Personal Products - 1.08%
19,687	Avon Products, Inc.	94,694
2,151	Coty, Inc. - Class A (b)	59,862
1,216	Edgewell Personal Care Co.	97,925
4,544	Elizabeth Arden, Inc. (a)(b)	37,215
2,821	Herbalife Ltd. (a)(b)	173,661
742	Inter Parfums, Inc.	22,928
1,800	Medifast, Inc.	54,342
3,810	Natural Health Trends Corp. (b)	126,302
3,684	Nature’s Sunshine Products, Inc.	35,366
2,440	Nu Skin Enterprises, Inc. - Class A (b)	93,330
1,800	Nutraceutical International Corp. (a)	43,830
1,500	Revlon, Inc. - Class A (a)	54,615
500	USANA Health Sciences, Inc. (a)	60,710

		954,780

	Pharmaceuticals - 0.84%
636	ANI Pharmaceuticals, Inc. (a)(b)	21,408
1,214	Cempra, Inc. (a)(b)	21,269
15,946	Corcept Therapeutics, Inc. (a)	74,627

Number of Shares		Value
	Pharmaceuticals (Continued)
3,086	Depomed, Inc. (a)(b)	$42,988
800	Heska Corp. (a)	22,800
800	Impax Laboratories, Inc. (a)	25,616
2,147	Lannett Co., Inc. (a)(b)	38,496
700	Medicines Co. (a)(b)	22,239
1,562	Nektar Therapeutics (a)(b)	21,478
700	Pacira Pharmaceuticals, Inc. (a)(b)	37,086
1,300	Phibro Animal Health Corp. - Class A	35,152
2,078	Prestige Brands Holdings, Inc. (a)(b)	110,944
12,371	SciClone Pharmaceuticals, Inc. (a)	136,081
3,300	Sucampo Pharmaceuticals, Inc. - Class A (a)	36,069
5,387	Supernus Pharmaceuticals, Inc. (a)	82,152
2,201	Zogenix, Inc. (a)	20,337

		748,742

	Professional Services - 1.39%
3,777	CBIZ, Inc. (a)	38,110
4,900	CDI Corp.	30,772
653	CEB, Inc.	42,269
483	Exponent, Inc.	24,638
2,800	Franklin Covey Co. (a)	49,252
1,438	FTI Consulting, Inc. (a)	51,063
800	Heidrick & Struggles International, Inc.	18,960
9,244	Hill International, Inc. (a)	31,152
455	Huron Consulting Group, Inc. (a)	26,476
951	ICF International, Inc. (a)	32,686
1,034	Insperity, Inc.	53,489
1,946	Kelly Services, Inc. - Class A	37,208
2,592	Kforce, Inc.	50,751
1,100	Korn/Ferry International	31,119
2,250	ManpowerGroup, Inc.	183,195
1,730	Mistras Group, Inc. (a)	42,852
11,317	Monster Worldwide, Inc. (a)	36,893
1,639	Navigant Consulting, Inc. (a)	25,913
1,229	On Assignment, Inc. (a)	45,375
2,600	Resources Connection, Inc.	40,456
2,624	Robert Half International, Inc.	122,226
3,558	RPX Corp. (a)	40,063
400	The Dun & Bradstreet Corp.	41,232
2,782	TrueBlue, Inc. (a)	72,749
5,086	Volt Information Sciences, Inc. (a)	38,298
362	VSE Corp.	24,576

		1,231,773

	Real Estate Management & Development - 0.58%
552	Alexander & Baldwin, Inc. (b)	20,247
4,526	Altisource Portfolio Solutions SA (a)(b)	109,303
3,756	AV Homes, Inc. (a)	42,668
544	FRP Holdings, Inc. (a)	19,366
1,481	Jones Lang LaSalle, Inc.	173,751
3,209	Marcus & Millichap, Inc. (a)	81,477
1,955	Realogy Holdings Corp. (a)	70,595

		517,407

	Road & Rail - 0.36%
100	AMERCO	35,731
1,200	ArcBest Corp. (b)	25,908
1,334	Avis Budget Group (a)	36,498
600	Genesee & Wyoming, Inc. - Class A (a)	37,620
1,151	Landstar System, Inc. (b)	74,366
2,369	Roadrunner Transportation Systems, Inc. (a)	29,518

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Road & Rail (Continued)
948	Saia, Inc. (a)	$26,686
1,476	Swift Transportation Co. (a)(b)	27,498
1,500	Universal Truckload Services, Inc.	24,705

		318,530

	Semiconductor & Semiconductor Equipment - 2.20%
2,192	Advanced Energy Industries, Inc. (a)(b)	76,260
13,533	Advanced Micro Devices, Inc. (a)(b)	38,569
2,044	Alpha & Omega Semiconductor Ltd. (a)	24,221
1,213	Ambarella, Inc. (a)(b)	54,221
3,987	Amkor Technology, Inc. (a)	23,483
5,900	Applied Micro Circuits Corp. (a)(b)	38,114
7,383	Atmel Corp.	59,950
6,357	Axcelis Technologies, Inc. (a)	17,800
612	Cabot Microelectronics Corp.	25,037
3,088	Cascade Microtech, Inc. (a)	63,675
1,420	Cavium, Inc. (a)	86,847
900	CEVA, Inc. (a)	20,250
2,604	Cirrus Logic, Inc. (a)	94,812
2,541	Cohu, Inc.	30,187
952	Cree, Inc. (a)(b)	27,703
1,950	DSP Group, Inc. (a)	17,784
1,600	Entegris, Inc. (a)	21,792
1,500	Fairchild Semiconductor International, Inc. (a)	30,000
900	First Solar, Inc. (a)	61,623
2,600	FormFactor, Inc. (a)	18,902
1,597	Inphi Corp. (a)(b)	53,244
2,762	Integrated Device Technology, Inc. (a)	56,455
3,167	IXYS Corp.	35,534
500	M/A-Com Technology Solutions Holdings, Inc. (a)(b)	21,895
4,800	Marvell Technology Group Ltd. - ADR	49,488
12,786	Mattson Technology, Inc. (a)	46,669
2,471	MaxLinear, Inc. - Class A (a)	45,713
1,976	Microsemi Corp. (a)(b)	75,701
1,266	MKS Instrument, Inc. (b)	47,665
1,047	Monolithic Power Systems, Inc. (b)	66,631
1,241	Nanometrics, Inc. (a)	19,657
4,545	NeoPhotonics Corp. (a)	63,812
9,074	ON Semiconductor Corp. (a)(b)	87,020
4,101	Photronics, Inc. (a)	42,691
400	Power Integrations, Inc. (b)	19,864
2,969	Rambus, Inc. (a)	40,824
1,940	Rudolph Technologies, Inc. (a)	26,500
1,100	Semtech Corp. (a)	24,189
6,800	Sigma Designs, Inc. (a)	46,240
1,194	Silicon Laboratories, Inc. (a)	53,682
4,396	Teradyne, Inc.	94,910
3,800	Ultra Clean Holdings, Inc. (a)	20,368
919	Ultratech, Inc. (a)	20,071
1,292	Veeco Instruments, Inc. (a)	25,168
5,500	Xcerra Corp. (a)	35,860

		1,951,081

	Software - 4.53%
7,000	A10 Networks, Inc. (a)	41,440
3,059	ACI Worldwide, Inc. (a)(b)	63,597
4,320	American Software, Inc. - Class A	38,880
1,197	ANSYS, Inc. (a)	107,084
2,836	Aspen Technology, Inc. (a)	102,465

Number of Shares		Value
	Software (Continued)
3,326	AVG Technologies NV (a)	$69,014
3,632	Barracuda Networks, Inc. (a)(b)	55,933
784	Blackbaud, Inc.	49,306
600	Bottomline Technologies, Inc. (a)(b)	18,294
8,261	Cadence Design System, Inc. (a)(b)	194,794
2,104	Callidus Software, Inc. (a)	35,095
1,359	CommVault Systems, Inc. (a)	58,668
652	Digimarc Corp. (a)(b)	19,756
561	Ebix, Inc. (b)	22,883
900	Ellie Mae, Inc. (a)	81,576
3,825	Epiq Systems, Inc.	57,451
381	ePlus, Inc. (a)	30,674
1,015	FactSet Research Systems, Inc.	153,803
899	Fair Isaac Corp. (b)	95,375
1,447	Fleetmatics Group Plc (a)(b)	58,907
2,598	Fortinet, Inc. (a)	79,577
2,489	Gigamon, Inc. (a)	77,209
1,163	Globant SA (a)(b)	35,890
9,176	Glu Mobile, Inc. (a)(b)	25,876
10,192	Guidance Software, Inc. (a)	43,826
600	Guidewire Software, Inc. (a)(b)	32,688
1,168	HubSpot, Inc. (a)(b)	50,948
700	Imperva, Inc. (a)(b)	35,350
2,500	Infoblox, Inc. (a)	42,750
1,151	Interactive Intelligence Group, Inc. (a)	41,919
1,311	Jack Henry & Associates, Inc.	110,871
7,561	Jive Software, Inc. (a)	28,581
2,260	Manhattan Associates, Inc. (a)	128,526
4,887	Mentor Graphics Corp. (b)	99,353
456	MicroStrategy, Inc. - Class A (a)	81,952
10,700	MobileIron, Inc. (a)	48,364
2,299	Model N, Inc. (a)	24,760
1,129	Monotype Imaging Holdings, Inc.	27,006
516	NetSuite, Inc. (a)(b)	35,341
5,680	Nuance Communications, Inc. (a)	106,159
600	Paycom Software, Inc. (a)	21,360
2,749	Pegasystems, Inc.	69,770
1,700	Progress Software Corp. (a)	41,004
500	Proofpoint, Inc. (a)(b)	26,890
2,183	PROS Holdings, Inc. (a)	25,738
2,200	PTC, Inc. (a)	72,952
2,456	QAD, Inc. - Class A	52,190
3,109	Qlik Technologies, Inc. (a)	89,912
1,100	Qualys, Inc. (a)(b)	27,841
1,712	RealPage, Inc. (a)	35,678
4,287	RingCentral, Inc. - Class A (a)(b)	67,520
2,167	Rovi Corp. (a)	44,445
2,266	Sapiens International Corp. NV	27,147
1,300	Splunk, Inc. (a)(b)	63,609
800	SS&C Technologies Holdings, Inc. (b)	50,736
606	Synchronoss Technologies, Inc. (a)	19,598
4,190	Synopsys, Inc. (a)	202,964
900	Tableau Software, Inc. - Class A (a)	41,283
2,159	Take-Two Interactive Software, Inc. (a)(b)	81,329
7,231	Tangoe, Inc. (a)(b)	57,053
3,173	Telenav, Inc. (a)	18,721
992	The Rubicon Project, Inc. (a)	18,134
2,200	TubeMogul, Inc. (a)(b)	28,468
494	Tyler Technologies, Inc. (a)(b)	63,533
382	Ultimate Software Group, Inc. (a)(b)	73,917

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
2,300	Varonis Systems, Inc. (a)	$41,975
3,245	VASCO Data Security International, Inc. (a)(b)	49,973
1,124	Verint Systems, Inc. (a)(b)	37,519
9,055	Zix Corp. (a)	35,586
10,254	Zynga, Inc. - Class A (a)	23,379

		4,022,165

	Specialty Retail - 5.08%
3,676	Aaron’s, Inc.	92,268
3,900	Abercrombie & Fitch Co. - Class A (b)	123,006
7,377	American Eagle Outfitters (b)	122,975
1,975	America’s Car-Mart, Inc. (a)	49,375
600	Asbury Automotive Group, Inc. (a)	35,904
6,845	Ascena Retail Group, Inc. (a)(b)	75,706
1,219	AutoNation, Inc. (a)(b)	56,903
4,900	Barnes & Noble, Inc.	60,564
63,201	bebe stores, Inc. (a)	34,748
5,219	Big 5 Sporting Goods Corp.	57,983
4,349	Build-A-Bear Workshop, Inc. (a)	56,493
2,700	Caleres, Inc.	76,383
1,096	Cato Corp. - Class A	42,251
7,292	Chico’s FAS, Inc. (b)	96,765
1,174	Children’s Place Retail Stores, Inc. (b)	97,994
24,324	Christopher & Banks Corp. (a)	58,134
3,110	Citi Trends, Inc.	55,451
1,735	Conns, Inc. (a)(b)	21,618
621	CST Brands, Inc.	23,778
8,901	Destination XL Group, Inc. (a)	46,018
2,190	Dick’s Sporting Goods, Inc.	102,382
1,964	DSW, Inc. - Class A	54,285
2,379	Duluth Holdings, Inc. (a)	46,367
5,212	Express, Inc. (a)(b)	111,589
1,831	Five Below, Inc. (a)(b)	75,693
3,815	Foot Locker, Inc. (b)	246,067
3,900	Francesca’s Holdings Corp. (a)(b)	74,724
3,500	GameStop Corp. - Class A (b)	111,055
1,025	Genesco, Inc. (a)(b)	74,056
1,700	GNC Holdings, Inc. - Class A	53,975
300	Group 1 Automotive, Inc.	17,607
3,148	Guess?, Inc.	59,088
2,779	Haverty Furniture Cos., Inc.	58,804
1,883	Hibbett Sports, Inc. (a)(b)	67,600
3,899	KirkLands, Inc.	68,271
300	Lithia Motors, Inc. - Class A	26,199
4,119	Lumber Liquidators Holdings, Inc. (a)(b)	54,041
965	MarineMax, Inc. (a)	18,789
1,010	Mattress Firm Holding Corp. (a)(b)	42,814
831	Monro Muffler Brake, Inc.	59,392
300	Murphy USA, Inc. (a)	18,435
1,558	Outerwall, Inc. (b)	57,630
1,100	Penske Automotive Group, Inc.	41,690
15,640	Pier 1 Imports, Inc. (b)	109,636
5,336	Rent-A-Center, Inc.	84,576
450	Restoration Hardware Holdings, Inc. (a)(b)	18,855
500	REX Stores Corp. (a)(b)	27,735
3,343	Sally Beauty Holdings, Inc. (a)	108,246
3,100	Select Comfort Corp. (a)	60,109
2,300	Shoe Carnival, Inc.	62,008
4,400	Sportsman’s Warehouse Holdings, Inc. (a)(b)	55,440

Number of Shares		Value
	Specialty Retail (Continued)
4,216	Stage Stores, Inc.	$33,981
6,108	Stein Mart, Inc.	44,772
3,693	Systemax, Inc. (a)	32,388
3,749	Tailored Brands, Inc. (b)	67,107
1,610	The Buckle, Inc. (b)	54,531
6,522	The Container Store Group, Inc. (a)	38,284
3,163	The Finish Line, Inc. - Class A (b)	66,739
2,635	The Michaels Cos., Inc. (a)(b)	73,701
3,714	Tile Shop Holdings, Inc. (a)(b)	55,376
7,929	Tilly’s, Inc. - Class A (a)	53,045
1,253	Ulta Salon, Cosmetics & Fragrance, Inc. (a)(b)	242,756
3,118	Urban Outfitters, Inc. (a)	103,175
1,899	Vitamin Shoppe, Inc. (a)(b)	58,793
3,700	West Marine, Inc. (a)	33,633
1,484	Williams Sonoma, Inc. (b)	81,234
600	Winmark Corp.	58,788
2,948	Zumiez, Inc. (a)	58,724

		4,508,502

	Technology Hardware, Storage & Peripherals - 0.60%
5,500	Avid Technology, Inc. (a)	37,180
2,817	CPI Card Group, Inc. (b)	23,212
608	Electronics for Imaging, Inc. (a)	25,773
22,766	Imation Corp. (a)	35,287
908	Lexmark International, Inc. - Class A	30,354
2,164	NCR Corp. (a)	64,769
4,656	Nimble Storage, Inc. (a)	36,503
4,146	QLogic Corp. (a)	55,722
63,188	Quantum Corp. (a)	38,545
839	Synaptics, Inc. (a)	66,902
4,465	Teradata Corp. (a)	117,162

		531,409

	Textiles, Apparel & Luxury Goods - 1.66%
1,493	Carter’s, Inc.	157,332
1,003	Cherokee, Inc. (a)	17,843
1,100	Columbia Sportswear Co. (b)	66,099
5,065	Crocs, Inc. (a)	48,725
980	Culp, Inc.	25,696
1,067	Deckers Outdoor Corp. (a)(b)	63,924
2,903	Fossil Group, Inc. (a)(b)	128,951
1,129	G-III Apparel Group, Ltd. (a)(b)	55,197
2,665	Kate Spade & Co. (a)	68,011
2,331	lululemon athletica, Inc. (a)(b)	157,832
2,245	Movado Group, Inc.	61,805
800	Oxford Industries, Inc.	53,784
3,078	Perry Ellis International, Inc. (a)	56,666
3,948	Skechers U.S.A., Inc. - Class A (a)	120,217
1,947	Steven Madden Ltd. (a)(b)	72,117
2,034	Superior Uniform Group, Inc.	36,246
2,131	Tumi Holdings, Inc. (a)(b)	57,153
221	UniFirst Corp.	24,116
3,122	Vera Bradley, Inc. (a)(b)	63,501
6,743	Vince Holding Corp. (a)	42,683
944	Weyco Group, Inc.	25,129
3,971	Wolverine World Wide, Inc. (b)	73,146

		1,476,173

	Thrifts & Mortgage Finance - 1.52%
1,400	Anchor BanCorp Wisconsin, Inc. (a)	63,084
2,882	Astoria Financial Corp.	45,651

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Thrifts & Mortgage Finance (Continued)
3,146	Bank Mutual Corp.	$23,815
1,664	Beneficial Bancorp, Inc. (a)	22,780
1,016	Berkshire Hills Bancorp, Inc.	27,320
1,600	BofI Holding, Inc. (a)(b)	34,144
2,400	Brookline Bancorp, Inc.	26,424
1,080	BSB Bancorp, Inc. (a)	24,268
1,810	Capitol Federal Financial, Inc.	24,001
1,400	Dime Community Bancshares	24,668
1,700	Federal Agricultural Mortgage Corp. - Class C	64,141
700	First Defiance Financial Corp.	26,887
1,911	Flagstar Bancorp, Inc. (a)	41,010
1,284	Flushing Financial Corp.	27,760
271	Hingham Institution for Savings	32,279
1,738	HomeStreet, Inc. (a)	36,168
4,600	Impac Mortgage Holdings, Inc. (a)(b)	63,802
2,018	Kearny Financial Corp.	24,922
649	LendingTree, Inc. (a)(b)	63,459
1,277	Meridian Bancorp, Inc.	17,776
622	Meta Financial Group, Inc.	28,363
1,563	Northfield Bancorp, Inc.	25,696
2,085	Northwest Bancshares, Inc. (b)	28,168
1,800	OceanFirst Financial Corp.	31,824
1,900	Oritani Financial Corp.	32,243
1,900	PennyMac Financial Services, Inc. - Class A (a)	22,344
6,045	People’s United Financial, Inc. (b)	96,297
1,869	Provident Financial Services, Inc.	37,735
3,712	Radian Group, Inc.	46,029
700	Territorial Bancorp, Inc.	18,242
1,300	TFS Financial Corp.	22,581
4,174	TrustCo Bank Corp.	25,294
3,135	United Community Financial Corp.	18,403
2,679	United Financial Bancorp, Inc.	33,729
2,556	Walker & Dunlop, Inc. (a)	62,034
2,194	Washington Federal, Inc.	49,694
1,715	Waterstone Financial, Inc.	23,461
896	WSFS Financial Corp. (b)	29,138

		1,345,634

	Tobacco - 0.13%
1,163	Universal Corp. (b)	66,070
1,969	Vector Group Ltd. (b)	44,972

		111,042

	Trading Companies & Distributors - 0.90%
1,624	Applied Industrial Technologies, Inc. (b)	70,482
1,829	Beacon Roofing Supply, Inc. (a)(b)	75,007
3,361	DXP Enterprises, Inc. (a)	59,019
4,394	HD Supply Holdings, Inc. (a)	145,310
2,932	Lawson Products, Inc. (a)	57,409
2,700	MRC Global, Inc. (a)	35,478
1,101	MSC Industrial Direct Co., Inc. - Class A	84,017
4,317	Neff Corp. - Class A (a)	32,118
2,525	NOW, Inc. (a)(b)	44,743
2,989	Titan Machinery, Inc. (a)(b)	34,553
1,078	Univar, Inc. (a)	18,520
753	Watsco, Inc.	101,459
800	WESCO International, Inc. (a)(b)	43,736

		801,851

Number of Shares		Value
	Transportation Infrastructure - 0.08%
600	Macquarie Infrastructure Corp.	$40,464
2,400	Wesco Aircraft Holdings, Inc. (a)	34,536

		75,000

	Water Utilities - 0.46%
500	American States Water Co.	19,680
2,318	American Water Works Co., Inc. (b)	159,780
1,781	Aqua America, Inc. (b)	56,671
734	California Water Service Group	19,612
427	Connecticut Water Service, Inc.	19,258
3,518	Consolidated Water Co., Ltd. - Ordinary Shares	42,814
2,401	Middlesex Water Co.	74,071
634	The York Water Co.	19,350

		411,236

	Wireless Telecommunication Services - 0.17%
2,620	NTELOS Holdings Corp. (a)	24,104
1,209	Shenandoah Telecommunications Co.	32,341
1,631	Spok Holdings, Inc.	28,559
1,605	Telephone & Data Systems, Inc.	48,294
481	United States Cellular Corp. (a)	21,977

		155,275

	Total Common Stocks (Cost $75,905,128)	79,239,106

	INVESTMENT COMPANIES - 1.23%
	Exchange Traded Funds - 1.23%
13,243	Vanguard Extended Market ETF (b)	1,096,520

	Total Investment Companies (Cost $1,067,491)	1,096,520

	REAL ESTATE INVESTMENT TRUSTS - 7.45%
	Real Estate Investment Trusts - 7.45%
781	Acadia Realty Trust (b)	27,437
3,826	AG Mortgage Investment Trust, Inc.	50,006
100	Alexander’s, Inc. (b)	38,055
227	Alexandria Real Estate Equities, Inc.	20,632
1,173	American Campus Communities, Inc.	55,237
3,199	Apartment Investment & Management Co. - Class A	133,782
4,429	Apollo Commercial Real Estate Finance, Inc.	72,193
2,661	Apple Hospitality REIT, Inc. (b)	52,714
4,500	Ares Commercial Real Estate Corp.	49,275
7,727	Armada Hoffler Properties, Inc.	86,929
1,621	Ashford Hospitality Prime, Inc.	18,917
19,611	Ashford Hospitality Trust, Inc.	125,118
1,060	Camden Property Trust (b)	89,135
4,900	Capstead Mortgage Corp. (b)	48,461
5,748	CBL & Associates Properties, Inc.	68,401
2,518	Cedar Shopping Centers, Inc.	18,205
1,022	Chatham Lodging Trust	21,901
1,100	Chesapeake Lodging Trust	29,106
4,876	Chimera Investment Corp.	66,265
2,887	Colony Capital, Inc. - Class A	48,415
1,509	Columbia Property Trust, Inc. (b)	33,183
647	CoreSite Realty Corp. (b)	45,296
2,684	Corporate Office Properties Trust	70,428
3,531	Corrections Corporation of America	113,169
4,443	Cousins Properties, Inc.	46,118
1,700	CubeSmart	56,610
800	CyrusOne, Inc. (b)	36,520

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
933	DCT Industrial Trust, Inc.	$36,826
2,173	DDR Corp. (b)	38,658
7,029	DiamondRock Hospitality Co.	71,133
1,409	Douglas Emmett, Inc.	42,425
2,834	Duke Realty Corp.	63,878
1,210	DuPont Fabros Technology, Inc. (b)	49,041
4,017	Dynex Capital, Inc.	26,713
1,032	Easterly Government Properties, Inc.	19,113
307	EastGroup Properties, Inc.	18,534
647	Education Realty Trust, Inc. (b)	26,915
794	EPR Properties (b)	52,896
1,218	Equity Commonwealth (a)	34,372
1,830	Equity LifeStyle Properties, Inc.	133,096
926	Equity One, Inc.	26,539
1,895	Extra Space Storage, Inc.	177,107
1,155	Federal Realty Investment Trust (b)	180,238
4,415	Felcor Lodging Trust, Inc.	35,850
1,000	First Industrial Realty Trust (b)	22,740
999	Forest City Realty Trust, Inc. - Class A	21,069
1,798	Franklin Street Properties Corp.	19,077
966	Getty Realty Corp.	19,156
3,576	Gramercy Property Trust (b)	30,217
4,168	Great Ajax Corp.	46,640
1,100	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	21,142
1,890	Hatteras Financial Corp.	27,027
898	Health Care Realty Trust	27,739
1,254	Healthcare Trust of America, Inc. - Class A	36,893
1,931	Hersha Hospitality Trust	41,208
888	Highwoods Properties, Inc. (b)	42,455
2,500	Hospitality Property Trust	66,400
5,472	Independence Realty Trust, Inc.	38,961
3,972	Invesco Mortgage Capital, Inc.	48,379
2,987	Iron Mountain, Inc.	101,289
483	Kilroy Realty Corp.	29,883
962	Kite Realty Group Trust (b)	26,657
3,498	Ladder Capital Corp.	43,550
2,611	Lamar Advertising Co. - Class A	160,576
2,710	LaSalle Hotel Properties (b)	68,590
4,300	Lexington Realty Trust (b)	36,980
1,906	Liberty Property Trust (b)	63,775
899	LTC Properties, Inc.	40,671
1,084	Mack-Cali Realty Corp. (b)	25,474
1,603	Medical Properties Trust, Inc.	20,807
9,888	MFA Financial, Inc.	67,733
1,480	Mid-American Apartment Communities, Inc. (b)	151,271
1,583	Monmouth Real Estate Investment Corp. - Class A	18,822
2,519	Monogram Residential Trust, Inc.	24,837
993	National Health Investors, Inc.	66,054
1,410	National Retail Properties, Inc.	65,142
6,950	New Residential Investment Corp.	80,828
15,915	New York Mortgage Trust, Inc. (b)	75,437
516	Omega Healthcare Investors, Inc. (b)	18,215
1,800	One Liberty Properties, Inc.	40,338
2,107	Parkway Properties, Inc. (b)	32,996
1,359	Pebblebrook Hotel Trust (b)	39,506
3,926	PennyMac Mortgage Investment Trust	53,551
1,551	Physicians Realty Trust (b)	28,818
3,694	Piedmont Office Realty Trust, Inc. - Class A	75,025

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
453	Post Properties, Inc.	$27,062
1,112	Potlatch Corp.	35,028
1,432	Preferred Apartment Communities, Inc. - Class A	18,158
1,024	PS Business Parks, Inc. (b)	102,922
500	QTS Realty Trust, Inc. - Class A	23,690
15,625	RAIT Financial Trust	49,062
1,036	Ramco-Gershenson Properties Trust	18,679
4,326	Redwood Trust, Inc.	56,584
1,401	Regency Centers Corp. (b)	104,865
4,040	Resource Capital Corp.	45,450
1,409	Retail Opportunity Investments Corp.	28,349
2,302	Retail Properties of America, Inc. - Class A	36,487
1,073	Rexford Industrial Realty, Inc.	19,486
3,293	RLJ Lodging Trust	75,344
1,490	Ryman Hospitality Properties, Inc.	76,705
1,927	Sabra Health Care REIT, Inc.	38,713
900	Saul Centers, Inc.	47,718
2,159	Select Income REIT	49,765
3,167	Senior Housing Properties Trust	56,658
400	Sovran Self Storage, Inc. (b)	47,180
3,275	Spirit Realty Capital, Inc.	36,844
6,400	Starwood Property Trust, Inc. (b)	121,152
753	STORE Capital Corp.	19,488
6,121	Summit Hotel Properties, Inc.	73,268
631	Sun Communities, Inc. (b)	45,186
7,980	Sunstone Hotel Investors, Inc.	111,720
1,930	Tanger Factory Outlet Centers, Inc.	70,233
1,700	Taubman Centers, Inc.	121,091
780	Terreno Realty Corp.	18,291
2,710	The Geo Group, Inc.	93,956
13,146	Two Harbors Investment Corp.	104,379
1,813	UMH Properties, Inc.	17,985
7,074	United Development Funding IV (b)(c)	0
1,144	Universal Health Realty Income Trust	64,350
756	Urban Edge Properties	19,535
2,800	Urstadt Biddle Properties, Inc. - Class A	58,660
653	Washington Real Estate Investment Trust (b)	19,074
2,566	Weingarten Realty Investors (b)	96,276
726	WP Carey, Inc.	45,186

	Total Real Estate Investment Trusts (Cost $6,110,681)	6,615,349

	RIGHTS - 0.01%
	Biotechnology - 0.00%
1,600	Dyax Corp. (a)(c)(d)	0

	Textiles, Apparel & Luxury Goods - 0.01%
6,743	Vince Holding Corp. (d)	5,597

	Total Rights (Cost $1,279)	5,597

	SHORT TERM INVESTMENTS - 0.47%
	Money Market Funds - 0.47%
416,943	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (e)	416,943

	Total Short Term Investments (Cost $416,943)	416,943

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 26.22%
	Money Market Funds - 26.22%
23,286,836	Mount Vernon Prime Portfolio Effective Yield, 0.53% (e)	$23,286,836

	Total Investments Purchased as Securities Lending Collateral (Cost $23,286,836)	23,286,836

	Total Investments (Cost $106,788,358) - 124.59%	110,660,351
	Liabilities in Excess of Other Assets - (24.59)%	(21,838,763)

	TOTAL NET ASSETS - 100.00%	$88,821,588

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	As of March 31, 2016, the Fund has fair valued these securities. The value of these securities was $0, which represents 0.00% of total net assets.
(d)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securitoes totals $5,597, which represents 0.01% of total net assets.
(e)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	COMMON STOCKS - 96.62%
	Australia - 4.68%
10,137	AGL Energy Ltd.	$142,721
18,577	Aristocrat Leisure Ltd.	146,545
10,478	Asciano Ltd.	71,999
2,597	ASX Ltd.	82,381
19,606	Australia and New Zealand Banking Group Ltd.	351,465
28,330	Bendigo & Adelaide Bank Ltd.	192,263
12,572	CIMIC Group Ltd.	334,486
7,230	Cochlear Ltd.	565,511
14,515	Commonwealth Bank of Australia	832,129
8,140	CSL Ltd.	632,569
17,168	Flight Centre Travel Group Ltd. (a)	568,617
210,502	Fortescue Metals Group Ltd.	409,504
6,710	Macquarie Group Ltd.	339,620
9,932	National Australia Bank Ltd.	199,424
8,659	Newcrest Mining Ltd. (b)	112,056
104,232	Platinum Asset Management Ltd.	506,761
122,118	Qantas Airways Ltd.	381,174
12,750	REA Group Ltd. (a)	527,728
17,044	Suncorp Group Ltd.	155,503
63,095	Sydney Airport	323,205
23,162	Tabcorp Holdings Ltd.	75,952
50,624	Telstra Corp. Ltd.	206,595
27,448	Transurban Group	238,425
14,535	Treasury Wine Estates Ltd.	107,326
7,869	Vocus Communications Ltd.	50,199
10,391	Wesfarmers Ltd.	329,817
17,445	Westpac Banking Corp.	405,195
30,456	Woolworths Ltd.	515,460

		8,804,630

	Austria - 0.21%
3,328	ANDRITZ AG	182,322
7,734	Erste Group Bank AG (b)	217,071

		399,393

	Belgium - 1.38%
13,226	Ageas SA	523,438
4,662	Anheuser-Busch InBev SA	579,193
4,459	Colruyt SA	259,310
6,796	Delhaize Group	708,286
587	Groupe Bruxelles Lambert SA	48,364
2,526	KBC Groep NV	130,084
4,934	Telenet Group Holding NV (b)	249,362
1,262	UCB SA	96,335

		2,594,372

	Canada - 6.27%
15,720	Alimentation Couche-Tard, Inc. - Series B	699,608
1,700	Bank of Montreal	103,237
1,002	BCE, Inc.	45,666
19,701	BlackBerry Ltd.	159,883
7,988	Brookfield Asset Management, Inc. - Class A	277,819
3,400	Canadian Imperial Bank of Commerce	253,989
1,596	CCL Industries, Inc. - Class B	302,917
22,188	CI Financial Corp.	490,314
2,754	Constellation Software, Inc.	1,127,661
13,000	Dollarama, Inc.	914,780
31,235	Empire Co., Ltd. - Series A	541,126
24,100	Finning International, Inc.	353,869
6,500	George Weston Ltd.	581,960

Number of Shares		Value
	Canada (Continued)
2,492	Gildan Activewear, Inc.	$75,983
2,900	Great-West Lifeco, Inc.	79,804
2,000	IGM Financial, Inc.	60,242
17,200	Industrial Alliance Insurance & Financial Services, Inc.	519,145
1,339	Intact Financial Corp.	93,748
27,300	Kinross Gold Corp.	93,120
6,193	Loblaw Cos., Ltd.	346,760
6,300	Manulife Financial Corp.	89,158
19,916	Metro, Inc.	690,984
3,300	National Bank of Canada	107,963
2,819	Onex Corp.	171,821
32,600	Power Corp. of Canada	752,028
12,208	Power Financial Corp.	305,212
4,335	Rogers Communications, Inc. - Class B	173,567
12,800	Royal Bank of Canada	737,497
5,540	Saputo, Inc.	177,621
3,200	Suncor Energy, Inc.	89,120
7,800	The Bank of Nova Scotia	381,186
14,457	The Jean Coutu Group PJC, Inc. - Class A	245,115
10,300	The Toronto-Dominion Bank	444,595
3,665	Thomson Reuters Corp.	148,491
64,038	Turquoise Hill Resources Ltd.	163,701

		11,799,690

	Cayman Islands - 0.35%
13,000	Cheung Kong Property Holdings Ltd.	83,775
798,845	WH Group Ltd.	577,734

		661,509

	Denmark - 2.51%
6,321	Carlsberg AS - Series B	601,035
1,566	Chr. Hansen Holding AS	105,018
2,774	Coloplast AS - Series B	209,917
3,412	Danske Bank AS	96,288
5,766	DSV AS	239,833
467	Genmab AS (b)	64,623
7,513	ISS AS	301,322
31,812	Novo Nordisk AS - Series B	1,722,734
4,610	Pandora AS	602,702
29,800	TDC AS	145,649
5,445	Vestas Wind Systems AS	383,653
2,463	William Demant Holding AS (b)	247,385

		4,720,159

	Finland - 0.81%
10,466	Elisa OYJ (a)	406,408
3,360	Neste OYJ	110,417
9,633	Orion OYJ - Class B	317,980
6,084	Sampo OYJ - Series A	288,166
22,132	UPM-Kymmene OYJ	400,139

		1,523,110

	France - 10.32%
380	Air Liquide SA	42,633
13,352	Atos SA	1,084,434
27,206	AXA SA	637,947
17,514	BNP Paribas SA	879,916
1,736	Bouygues SA	70,567
4,938	Cap Gemini SA	463,207
8,567	Carrefour SA	235,363

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	France (Continued)
3,913	Christian Dior SA	$708,549
29,154	CNP Assurances	454,005
2,598	Compagnie de Saint-Gobain SA	114,115
48,667	Credit Agricole SA	526,280
11,764	Danone SA	834,684
3,742	Dassault Systemes SA	296,485
3,594	Essilor International SA	442,839
1,656	Etablissements Michelin	169,192
14,858	Eurazeo SA	1,003,550
2,214	Hermes International SA	778,492
1,014	Ingenico Group SA	116,237
1,483	JCDecaux SA	64,907
5,569	Legrand SA	311,274
4,465	L’Oreal SA	798,729
3,629	LVMH Moet Hennessy Louis Vuitton SA	620,112
4,462	Numericable-SFR SA	187,393
12,903	Orange SA	225,325
349	Pernod-Ricard SA	38,862
47,823	Peugeot SA (b)	818,159
2,292	Publicis Groupe SA	160,718
6,133	Renault SA	609,484
63,436	Rexel SA	904,267
2,145	Safran SA	149,721
16,988	Sanofi-Aventis SA	1,365,767
5,901	Schneider Electric SA	371,885
13,641	SCOR SE	480,927
3,830	Societe BIC SA	575,479
16,607	Societe Generale SA	613,663
2,680	Suez Environnement Co. SA	49,061
4,851	Thales SA	423,904
11,222	Total SA	510,617
525	Valeo SA	81,637
16,282	Veolia Environnement SA	391,890
10,886	Vinci SA	808,005

		19,420,281

	Germany - 7.22%
7,679	adidas AG	896,609
5,931	Allianz SE	963,227
804	Axel Springer SE	43,278
4,041	BASF SE	303,866
11,017	Bayer AG	1,290,978
5,100	Beiersdorf AG	459,379
1,875	Brenntag AG	106,843
560	Continental AG	127,014
1,924	Daimler AG	147,249
6,317	Deutsche Boerse AG	537,856
34,444	Deutsche Lufthansa AG	555,907
24,419	Deutsche Post AG	677,723
45,030	Deutsche Telekom AG	807,314
16,024	Deutsche Wohnen AG	497,299
7,140	E.ON SE	68,273
2,490	Evonik Industries AG	74,469
1,788	Fresenius Medical Care AG & Co. KGaA	157,748
7,037	Fresenius SE & Co. KGaA	512,946
13,068	FUCHS PETROLUB SE - Preference Shares	582,301
3,355	Hannover Rueck SE	389,927
2,949	HeidelbergCement AG	252,008
511	Henkel AG & Co. KGaA	50,107

Number of Shares		Value
	Germany (Continued)
1,328	Henkel AG & Co. KGaA - Preference Shares	$146,090
6,397	HUGO BOSS AG	418,199
13,254	Infineon Technologies AG	187,920
2,769	Kabel Deutschland Holding AG	310,035
963	LANXESS AG	46,153
1,247	MAN SE	134,859
3,947	Merck KGaA	328,327
2,827	Metro AG	87,449
3,075	Muenchener Rueckversicherungs-Gesellschaft AG	624,055
7,786	OSRAM Licht AG	400,246
6,372	ProSiebenSat.1 Media AG	327,107
7,381	SAP AG	593,939
616	Siemens AG	65,149
1,437	Symrise AG	96,210
2,150	United Internet AG	107,722
6,504	Zalando SE (Acquired 11/24/2015, Cost $210,055) (b)(c)	213,236

		13,589,017

	Hong Kong - 2.64%
95,800	AIA Group Ltd.	544,529
6,800	ASM Pacific Technology Ltd.	53,535
43,500	BOC Hong Kong Holdings Ltd.	129,945
10,030	Hang Seng Bank Ltd.	177,471
315,212	HK Electric Investments & HK Electric Investments Ltd.	277,647
20,100	Hong Kong Exchange & Clearing Ltd.	484,333
122,500	Kerry Properties Ltd.	336,337
611,000	New World Development Co., Ltd.	583,155
210,899	NWS Holdings Ltd.	336,328
62,000	Sino Land Co., Ltd.	98,483
957,757	SJM Holdings Ltd.	685,202
5,000	Sun Hung Kai Properties Ltd.	61,183
12,000	Swire Pacific Ltd. - Class A	129,431
38,960	Techtronic Industries Co., Ltd.	154,340
24,026	The Bank of East Asia Ltd.	89,803
47,000	The Wharf Holdings Ltd.	257,441
129,000	Wheelock & Co., Ltd.	576,429

		4,975,592

	Ireland - 0.20%
8,903	CRH Plc	251,446
3,831	James Hardie Industries Plc	52,447
684	Kerry Group Plc - Series A	63,691

		367,584

	Israel - 0.85%
45,934	Bank Hapoalim BM	238,436
48,098	Bank Leumi Le-Israel BM (b)	172,726
116,407	Bezeq the Israel Telecommunication Corp. Ltd.	262,737
5,523	Mizrahi Tefahot Bank Ltd.	64,792
3,150	NICE-Systems Ltd.	204,729
12,214	Teva Pharmaceutical Industries Ltd.	656,916

		1,600,336

	Italy - 2.71%
4,322	Atlantia SpA	119,751
31,386	Banco Popolare Societa Cooperativa	215,520
132,242	Enel SpA	586,259
3,143	Eni SpA	47,468
4,624	EXOR SpA	165,444
1,693	Ferrari NV (b)	70,316

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Italy (Continued)
15,959	Finmeccanica SpA (b)	$202,082
75,239	Intesa Sanpaolo SpA	208,038
31,530	Intesa Sanpaolo SpA - Savings Shares	81,835
14,799	Luxottica Group SpA	815,247
12,561	Mediobanca SpA	90,334
39,378	Prysmian SpA	890,943
29,040	Snam SpA	181,733
290,423	Telecom Italia SpA (b)	313,024
410,685	Telecom Italia SpA - Savings Share	359,418
32,996	Terna Rete Elettrica Nazionale SpA	188,138
244,027	UnipolSai SpA	563,579

		5,099,129

	Japan - 22.55%
3,800	ABC-Mart, Inc.	243,199
27,552	Acom Co., Ltd.	138,727
18,770	Aeon Co., Ltd.	271,152
3,917	Ajinomoto Co., Inc.	88,316
9,945	Alfresa Holdings Corp.	190,864
11,300	Alps Electric Co., Ltd.	197,175
3,298	Asics Corp.	58,814
35,044	Astellas Pharma, Inc.	465,718
12,338	Bandai Namco Holdings, Inc.	268,949
4,117	Benesse Holdings, Inc.	118,537
1,600	Bridgestone Corp.	59,717
38,878	Brother Industries Ltd.	446,533
10,181	Calbee, Inc.	403,949
10,600	Canon, Inc.	316,123
2,600	Casio Computer Co., Ltd.	52,436
700	Central Japan Railway Co.	123,796
35,700	Chubu Electric Power Co., Inc.	498,206
1,900	Chugai Pharmaceutical Co., Ltd.	58,792
11,400	Daiichi Sankyo Co., Ltd.	253,025
2,059	Daito Trust Construction Co., Ltd.	292,041
12,000	Daiwa House Industry Co., Ltd.	337,300
1,200	Dentsu, Inc.	60,200
1,300	Don Quijote Co., Ltd.	45,150
2,157	East Japan Railway Co.	186,062
2,053	Eisai Co., Ltd.	123,430
1,400	FamilyMart Co., Ltd.	72,710
1,600	Fast Retailing Co., Ltd.	511,239
37,014	Fuji Electric Co., Ltd.	127,979
5,800	Fuji Heavy Industries Ltd.	204,817
13,320	FUJIFILM Holdings Corp.	526,504
41,199	Fujitsu Ltd.	152,345
204,800	GungHo Online Entertainment, Inc. (a)	576,131
6,659	Hikari Tsushin, Inc.	506,747
27,355	Hitachi Construction Machinery Co., Ltd.	434,153
24,700	Honda Motor Co., Ltd.	675,325
806	Hoshizaki Electric Co., Ltd.	67,229
11,060	Hoya Corp.	420,398
24,131	Idemitsu Kosan Co., Ltd.	430,577
32,600	Iida Group Holdings Co., Ltd.	634,912
5,408	Isetan Mitsukoshi Holdings Ltd.	63,137
4,500	Isuzu Motors	46,417
42,772	ITOCHU Corp.	525,618
2,546	Japan Airlines Co., Ltd.	93,336
8,300	Japan Tobacco, Inc.	345,468
13,200	JFE Holdings, Inc.	177,279

Number of Shares		Value
	Japan (Continued)
2,913	JTEKT Corp.	$37,800
114,045	JX Holdings, Inc.	439,115
23,285	Kajima Corp.	145,863
36,606	Kakaku.com, Inc.	678,720
34,000	Kaneka Corp.	291,136
12,894	Kao Corp.	687,533
30,452	KDDI Corp.	812,483
6,954	Kikkoman Corp.	228,276
184,321	Kobe Steel	162,006
2,566	Koito Manufacturing Co., Ltd.	116,191
76,200	Konica Minolta, Inc.	646,298
8,804	Kose Corp.	855,901
12,000	Kyowa Hakko Kirin Co., Ltd.	191,483
4,000	Lawson, Inc.	334,843
11,210	M3, Inc.	281,918
946	Makita Corp.	58,638
14,900	Marui Group Co., Ltd.	213,495
1,477	Maruichi Steel Tube Ltd.	40,453
25,532	Mazda Motor Corp.	396,303
18,436	Medipal Holdings Corp.	291,614
6,671	MEIJI Holdings Co., Ltd.	536,073
44,800	Mitsubishi Chemical Holdings Corp.	233,905
31,400	Mitsubishi Corp.	531,334
31,293	Mitsubishi Gas Chemical Co., Inc.	168,060
59,000	Mitsubishi Materials Corp.	166,460
43,900	Mitsubishi Motors Corp.	327,710
135,900	Mitsubishi UFJ Financial Group, Inc.	629,707
74,423	Mitsubishi UFJ Lease & Finance Co., Ltd.	326,295
21,343	Mitsui & Co., Ltd.	245,412
19,458	Mitsui Chemicals, Inc.	64,769
16,543	Mixi, Inc.	613,538
380,000	Mizuho Financial Group, Inc.	566,307
4,878	MS&AD Insurance Group Holdings	135,956
1,000	Murata Manufacturing Co., Ltd.	120,667
8,930	Nexon Co., Ltd.	152,296
43,900	NHK Spring Co., Ltd.	419,804
25,707	Nikon Corp.	393,089
595	Nintendo Co., Ltd.	84,578
15,800	Nippon Steel & Sumitomo Metal Corp.	302,912
11,500	Nippon Telegraph & Telephone Corp.	496,771
16,300	Nisshin Seifun Group, Inc.	258,862
5,400	Nitori Holdings Co., Ltd.	494,101
1,326	NKSJ Holdings, Inc.	37,581
3,075	NOK Corp.	52,461
29,100	Nomura Holdings, Inc.	129,971
10,418	Nomura Real Estate Holdings, Inc.	192,316
6,000	Nomura Research Institute Ltd.	202,062
4,800	NTT Data Corp.	240,712
15,039	NTT DoCoMo, Inc.	341,858
19,000	Obayashi Corp.	187,276
3,085	Obic Co., Ltd.	163,085
27,521	Oji Holdings Corp.	110,536
8,121	Olympus Corp.	315,291
8,700	OMRON Corp.	258,761
5,345	Ono Pharmaceutical Co., Ltd.	226,108
2,400	Oracle Corp.	134,598
30,558	ORIX Corp.	435,244
4,000	Osaka Securities Exchange Co., Ltd.	61,193
2,800	Otsuka Corp.	147,703
8,931	Panasonic Corp.	80,886

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
13,600	Park24 Co., Ltd.	$380,508
13,344	Recruit Holdings Co., Ltd.	406,868
52,200	Resona Holdings, Inc.	186,121
3,594	Ricoh Co., Ltd.	36,580
3,636	Ryohin Keikaku Co., Ltd.	768,180
2,100	Sanrio Co., Ltd	41,050
34,400	SBI Holdings, Inc.	348,743
10,901	Seiko Epson Corp.	175,320
15,600	Sekisui House Ltd.	263,197
5,200	Seven & I Holdings Co., Ltd.	221,560
17,000	Shimadzu Corp.	266,703
1,931	Shimamura Co., Ltd.	241,049
8,067	Shionogi & Co., Ltd.	379,159
26,200	Shiseido Co., Ltd.	583,684
4,355	Showa Shell Sekiyu KK	39,064
5,120	Sohgo Security Services Co., Ltd.	277,215
27,262	Sony Corp.	700,937
2,800	Sony Financial Holdings, Inc.	35,803
65,000	Sumitomo Chemical Co., Ltd.	294,216
29,980	Sumitomo Corp.	297,490
16,400	Sumitomo Mitsui Financial Group, Inc.	497,866
55,000	Sumitomo Mitsui Trust Holdings, Inc.	161,011
2,460	Sumitomo Rubber Industries Ltd.	38,010
8,383	Suntory Beverage & Food Ltd.	377,126
18,763	Suzuken Co., Ltd.	636,838
1,569	Suzuki Motor Corp.	41,953
10,590	Sysmex Corp.	662,043
14,697	T&D Holdings, Inc.	137,285
2,042	Takeda Pharmaceutical Co., Ltd.	93,096
33,239	Teijin Ltd.	115,748
20,500	Tohoku Electric Power Co., Inc.	264,193
4,400	Tokio Marine Holdings, Inc.	148,667
111,600	Tokyo Electric Power Co., Inc.	613,091
15,473	Tokyu Corp.	129,593
16,000	TonenGeneral Sekiyu KK	144,721
16,583	Toppan Printing Co., Ltd.	139,036
4,900	TOTO Ltd.	152,521
6,500	Toyo Seikan Group Holdings Ltd.	121,632
1,021	Toyo Suisan Kaisha Ltd.	36,650
15,500	Toyota Motor Corp.	822,049
11,054	Toyota Tsusho Corp.	249,554
1,604	Trend Micro, Inc.	58,706
2,400	Unicharm Corp.	52,237
2,648	West Japan Railway Co.	163,507
10,500	Yamada Denki Co., Ltd.	49,633
11,641	Yamaha Corp.	350,182
34,803	Yamazaki Baking Co., Ltd.	732,549
11,287	Yokogawa Electric Corp.	116,583

		42,436,376

	Jersey - 1.58%
496,568	Glencore Plc	1,116,511
8,200	Petrofac Ltd.	108,218
8,494	Shire Plc	484,452
10,656	Wolseley Plc	601,519
28,179	WPP Plc	655,879

		2,966,579

	Luxembourg - 0.26%
1,330	Millicom International Cellular SA	72,551

Number of Shares		Value
	Luxembourg (Continued)
3,690	RTL Group SA	$312,200
8,962	Tenaris SA	111,199

		495,950

	Netherlands - 3.40%
702	Akzo Nobel NV	47,853
4,777	Boskalis Westminster	187,225
3,084	European Aeronautic Defense & Space Co. NV	204,338
10,863	Fiat Chrysler Automobiles NV	87,663
5,795	Heineken Holding NV	451,164
2,119	Heineken NV	191,722
28,904	ING Groep NV	345,890
53,013	Koninklijke Ahold NV	1,190,744
77,526	Koninklijke KPN NV	324,646
15,660	NN Group NV	511,217
12,653	QIAGEN NV (b)	281,358
10,483	Randstad Holding NV	579,833
12,469	Reed Elsevier NV	217,387
11,963	STMicroelectronics NV	66,589
66,374	TNT Express NV	595,472
18,735	Unilever NV	842,304
6,906	Wolters Kluwer NV	275,257

		6,400,662

	New Zealand - 0.24%
64,328	Auckland International Airport Ltd.	285,834
9,917	Fletcher Building Ltd.	54,058
46,868	Telecom Corp.	118,151

		458,043

	Norway - 0.63%
4,791	DNB ASA	56,574
137,202	Norsk Hydro ASA	563,697
17,596	Orkla ASA	159,152
6,216	Schibsted ASA - Class A	181,351
6,466	Schibsted ASA - Class B	178,960
2,858	Telenor ASA	46,211

		1,185,945

	Portugal - 0.33%
5,525,287	Banco Comercial Portugues SA - Class R (b)	224,127
24,056	Jeronimo Martins SGPS SA	393,244

		617,371

	Singapore - 1.60%
14,000	City Developments Ltd.	84,765
14,400	DBS Group Holdings Ltd.	164,044
1,012,103	Golden Agri-Resources Ltd.	307,908
3,212	Jardine Cycle & Carriage Ltd.	95,376
46,400	Oversea-Chinese Banking Corp. Ltd.	304,091
76,800	Singapore Exchange Ltd.	452,560
151,338	StarHub Ltd.	376,286
13,700	United Overseas Bank Ltd.	191,636
268,487	Wilmar International Ltd.	669,514
504,600	Yangzijiang Shipbuilding Holdings Ltd.	366,488

		3,012,668

	Spain - 2.08%
20,185	ACS, Actividades de Construccion y Servicios SA	600,307
807	Aena SA (Acquired 02/24/2016, Cost $91,641) (b)(c)	104,054
8,569	Amadeus IT Holding SA - Class A	366,445
24,593	Banco Bilbao Vizcaya Argentaria SA	162,394

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Spain (Continued)
139,895	Banco Santander Central Hispano SA	$614,404
60,943	Distribuidora Internacional de Alimentación SA	315,779
13,376	Ferrovial SA	287,062
41,756	Iberdrola SA	277,968
25,110	Inditex de Diseno Textil SA	841,679
125,028	Mapfre SA	269,085
3,434	Telefonica SA	38,381
3,637	Zardoya Otis SA	42,215

		3,919,773

	Sweden - 1.49%
13,140	Assa Abloy AB - Series B	258,694
5,116	Atlas Copco AB - Class A	128,398
3,625	Atlas Copco AB - Class B	85,308
10,055	Boliden AB	160,394
5,760	Electrolux AB - Series B	151,257
23,405	Hennes & Mauritz AB - Series B	779,016
2,754	Investor AB - Series B	97,352
3,577	Nordea Bank AB	34,310
6,914	Sandvik AB	71,408
15,756	Securitas AB - Series B	260,549
14,013	Svenska Cellulosa AB - Series B	437,076
3,267	Svenska Handelsbanken AB - Class A	41,446
5,088	Swedish Match AB	172,473
11,966	Telefonaktiebolaget LM Ericsson - Series B	119,812

		2,797,493

	Switzerland - 8.93%
4,027	ABB Ltd.	78,451
5,601	Actelion Ltd.	835,892
2,279	Adecco SA	148,252
989	Aryzta AG	40,871
1,419	Baloise Holding AG	180,117
3	Chocoladefabriken Lindt & Spruengli AG	224,400
1,083	Cie Financiere Richemont SA	71,533
20,599	Credit Suisse Group AG	290,898
1,199	EMS-Chemie Holding AG	620,872
160	Galenica AG	240,109
295	Geberit AG	110,225
28	Givaudan SA	54,874
3,290	Julius Baer Group Ltd.	140,999
4,042	Kuehne & Nagel International AG	574,435
4,340	Lonza Group AG	733,640
44,694	Nestle SA	3,335,101
25,905	Novartis AG	1,874,277
8,351	Pargesa Holding SA	532,240
1,912	Partners Group Holding AG	768,144
10,243	Roche Holding AG	2,515,069
1,410	Schindler Holding AG	258,191
44	SGS SA	92,909
2,326	Sonova Holding AG	296,855
1,888	Swiss Life Holding AG	501,014
6,425	Swiss Re AG	593,282
467	Syngenta AG	193,663
870	The Swatch Group AG - Group I	300,158
3,882	The Swatch Group AG - Group N	261,215
74,724	Transocean Ltd.	664,671
14,819	UBS Group AG	238,379
166	Zurich Financial Services AG	38,497

		16,809,233

Number of Shares		Value
	United Kingdom - 13.21%
34,152	3i Group Plc	$223,311
32,776	Admiral Group Plc	931,200
37,431	Aggreko Plc	578,031
18,957	ARM Holdings Plc	276,038
2,039	Associated British Foods Plc	97,826
12,817	AstraZeneca Plc	715,594
52,397	Auto Trader Group Plc	293,164
37,549	Barratt Developments Plc	301,443
2,912	Berkeley Group Holdings Plc	134,269
94,245	BP Plc	471,540
16,339	British American Tobacco Plc	955,435
29,207	British Sky Broadcasting Group Plc	429,182
50,321	BT Group Plc	317,734
34,058	Burberry Group Plc	665,827
2,535	Capita Plc	37,846
3,940	Carnival Plc	211,632
8,661	Carphone Warehouse Group Plc	52,931
23,008	Coca-Cola HBC AG	487,914
9,994	Compass Group Plc	176,178
947	Croda International Plc	41,235
8,024	Diageo Plc	216,359
106,614	Direct Line Insurance Group Plc	565,500
40,459	GlaxoSmithKline Plc	819,019
39,918	Hargreaves Lansdown Plc	768,745
196,201	HSBC Holdings Plc	1,220,163
6,321	ICAP Plc	42,992
14,345	Imperial Tobacco Group Plc	794,241
26,900	Inmarsat Plc	379,449
36,574	International Consolidated Airlines Group SA	291,017
49,596	ITV Plc	171,379
70,912	Kingfisher Plc	382,469
38,937	Legal & General Group Plc	131,196
3,953	London Stock Exchange Group Plc	159,682
105,274	Marks & Spencer Group Plc	613,466
16,273	Mediclinic International Plc	208,954
26,161	Meggitt Plc	152,508
13,356	Merlin Entertainments Plc	88,797
3,270	Mondi Plc	62,533
21,189	National Grid Plc	299,810
6,692	Next Plc	518,237
7,150	Persimmon Plc	213,650
11,806	Provident Financial Plc	501,766
22,995	Prudential Plc	427,900
5,366	Reckitt Benckiser Group Plc	517,585
4,683	Reed Elsevier Plc	86,874
8,124	Rio Tinto Plc	227,720
7,516	Rolls-Royce Holdings Plc (b)	73,456
17,308	Royal Dutch Shell Plc - Class A	417,917
9,272	Royal Dutch Shell Plc - Class B	225,631
138,596	Royal Mail Plc	955,698
1,486	Schroders Plc	57,129
1,315	Severn Trent Plc	40,964
23,711	Smith & Nephew Plc	390,110
65,430	Sports Direct International Plc (b)	354,911
15,840	St. James’s Place Plc	208,269
15,417	Standard Chartered Plc	104,265
128,944	Standard Life Plc	657,532
154,053	Taylor Wimpey Plc	419,850
91,372	The Sage Group Plc	823,844
16,004	The Weir Group Plc	254,287

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom (Continued)
15,145	Unilever Plc	$682,927
156,416	Vodafone Group Plc	497,035
136,239	William Hill Plc	637,418
276,283	Wm Morrison Supermarkets Plc	786,816

		24,848,400

	Total Common Stocks (Cost $171,732,354)	181,503,295

	INVESTMENT COMPANIES - 2.05%
	Canada - 0.17%
13,152	iShares MSCI Canada ETF (a)	311,834

	Japan - 1.88%
62,095	iShares MSCI EAFE ETF (a)	3,547,487

	Total Investment Companies (Cost $3,641,367)	3,859,321

	PARTICIPATORY NOTES - 0.17%
	Switzerland - 0.17%
20	Chocoladefabriken Lindt & Spruengli AG (e)	123,921
1,026	Schindler Holding AG (f)	189,018

	Total Participatory Notes (Cost $270,027)	312,939

	REAL ESTATE INVESTMENT TRUSTS - 1.10%
	Australia - 0.04%
21,837	Scentre Group, Ltd.	74,333

	France - 0.13%
882	Unibail-Rodamco SE	241,894

	Hong Kong - 0.05%
15,252	Link REIT	90,607

	United Kingdom - 0.88%
29,555	Hammerson Plc	245,182
27,953	Land Securities Group Plc	440,749
106,753	Segro Plc	627,931

Number of Shares		Value
	United Kingdom (Continued)
34,982	The British Land Co. Plc	$351,145

		1,665,007

	Total Real Estate Investment Trusts (Cost $2,233,250)	2,071,841

	SHORT TERM INVESTMENTS - 0.07%
	Money Market Funds - 0.07%
129,216	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (d)	129,216

	Total Short Term Investments (Cost $129,216)	129,216

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 1.79%
	Money Market Funds - 1.79%
3,371,777	Mount Vernon Prime Portfolio Effective Yield, 0.53% (d)	3,371,777

	Total Investments Purchased as Securities Lending Collateral (Cost $3,371,777)	3,371,777

	Total Investments (Cost $181,377,991) - 101.63%	191,248,389
	Liabilities in Excess of Other Assets - (1.63)%	(3,063,565)

	TOTAL NET ASSETS - 100.00%	$188,184,824

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $317,290, which represents 0.17% of total net assets.
(d)	Seven-day yield as of March 31, 2016.
(e)	Represents the value of underlying security. See note 2t of the Notes to Financial Statements.
(f)	Represents the value of underlying security. See note 2t of the Notes to Financial Statements.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2016

COMMON STOCKS
Aerospace & Defense	0.64%
Air Freight & Logistics	1.18%
Airlines	0.70%
Auto Components	0.57%
Automobiles	2.26%
Banks	6.92%
Beverages	1.62%
Biotechnology	0.81%
Building Products	0.34%
Capital Markets	2.39%
Chemicals	2.48%
Commercial Services & Supplies	1.33%
Communications Equipment	0.06%
Construction & Engineering	1.39%
Construction Materials	0.32%
Consumer Finance	0.57%
Containers & Packaging	0.23%
Distributors	0.05%
Diversified Consumer Services	0.06%
Diversified Financial Services	2.37%
Diversified Telecommunication Services	2.82%
Electric Utilities	1.47%
Electrical Equipment	1.36%
Electronic Equipment, Instruments & Components	1.08%
Energy Equipment & Services	0.47%
Food & Staples Retailing	4.33%
Food Products	5.46%
Gas Utilities	0.10%
Health Care Equipment & Supplies	1.66%
Health Care Providers & Services	1.06%
Health Care Technology	0.15%
Hotels, Restaurants & Leisure	1.38%
Household Durables	1.65%
Household Products	0.77%
Industrial Conglomerates	0.30%
Insurance	6.90%
Internet & Catalog Retail	0.11%
Internet Software & Services	0.90%
IT Services	1.50%
Leisure Products	0.54%
Life Sciences Tools & Services	0.54%
Machinery	1.23%
Marine	0.31%

Media	2.44%
Metals & Mining	1.96%
Multiline Retail	1.18%
Multi-Utilities	0.47%
Oil & Gas	1.55%
Paper & Forest Products	0.54%
Personal Products	1.43%
Pharmaceuticals	6.88%
Professional Services	0.67%
Real Estate Management & Development	2.02%
Road & Rail	0.49%
Semiconductor & Semiconductor Equipment	0.31%
Software	2.15%
Specialty Retail	3.25%
Technology Hardware, Storage & Peripherals	0.95%
Textiles, Apparel & Luxury Goods	3.33%
Tobacco	1.20%
Trading Companies & Distributors	2.03%
Transportation Infrastructure	0.57%
Water Utilities	0.02%
Wireless Telecommunication Services	0.80%

TOTAL COMMON STOCKS	96.62%

INVESTMENT COMPANIES
Exchange Traded Funds	2.05%

TOTAL INVESTMENT COMPANIES	2.05%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	1.10%

TOTAL REAL ESTATE INVESTMENT TRUSTS	1.10%

SHORT TERM INVESTMENTS
Money Market Funds	0.07%

TOTAL SHORT TERM INVESTMENTS	0.07%

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
Money Market Funds	1.79%

Total Investments Purchased as Securities Lending Collateral	1.79%

TOTAL INVESTMENTS	101.63%
Liabilities in Excess of Other Assets	(1.63)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	COMMON STOCKS - 97.29%
	Aerospace & Defense - 2.80%
3,075	Lockheed Martin Corp. (a)	$681,112
2,465	TransDigm Group, Inc. (a)(b)	543,138
7,416	United Technologies Corp. (a)	742,342

		1,966,592

	Air Freight & Logistics - 2.86%
40,560	Hub Group, Inc. - Class A (b)	1,654,443
3,360	United Parcel Service, Inc. - Class B (a)	354,379

		2,008,822

	Airlines - 0.97%
11,390	United Continental Holdings, Inc. (b)	681,805

	Auto Components - 2.15%
39,252	BorgWarner, Inc.	1,507,277

	Banks - 5.25%
38,540	BankUnited, Inc.	1,327,318
25,025	Citigroup, Inc.	1,044,794
16,910	East West Bancorp, Inc.	549,237
26,545	Popular, Inc.	759,452

		3,680,801

	Beverages - 1.88%
11,970	Coca-Cola Enterprises, Inc. (a)	607,358
4,700	Constellation Brands, Inc. - Class A	710,123

		1,317,481

	Biotechnology - 1.88%
35,870	ARIAD Pharmaceuticals, Inc. (a)(b)	229,209
8,640	Celgene Corp. (a)(b)	864,778
27,120	Merrimack Pharmaceuticals, Inc. (a)(b)	226,994

		1,320,981

	Building Products - 0.88%
4,550	Lennox International, Inc. (a)	615,114

	Capital Markets - 2.05%
36,821	Franklin Resources, Inc. (a)	1,437,860

	Chemicals - 1.03%
14,270	The Dow Chemical Co. (a)	725,772

	Commercial Services & Supplies - 0.32%
15,110	Steelcase, Inc. - Class A	225,441

	Communications Equipment - 1.46%
12,100	ARRIS International Plc (b)	277,332
4,555	Palo Alto Networks, Inc. (a)(b)	743,103

		1,020,435

	Construction Materials - 0.76%
5,030	Vulcan Materials Co. (a)	531,017

	Consumer Finance - 0.74%
18,180	Synchrony Financial (b)	521,039

	Electronic Equipment, Instruments & Components - 0.53%
5,360	Zebra Technologies Corp. - Class A (a)(b)	369,840

	Energy Equipment & Services - 0.34%
5,450	Baker Hughes, Inc.	238,873

	Food & Staples Retailing - 1.85%
4,050	Costco Wholesale Corp.	638,199
17,180	Kroger Co.	657,135

		1,295,334

Number of Shares		Value
	Food Products - 1.12%
11,400	Post Holdings, Inc. (a)(b)	$783,978

	Health Care Equipment & Supplies - 1.95%
13,240	Baxter International, Inc. (a)	543,899
11,550	STERIS Plc (a)	820,628

		1,364,527

	Health Care Providers & Services - 1.59%
16,117	LifePoint Hospitals, Inc. (b)	1,116,102

	Hotels, Restaurants & Leisure - 1.29%
9,030	Starbucks Corp. (a)	539,091
2,750	Vail Resorts, Inc. (a)	367,675

		906,766

	Household Durables - 3.75%
10,232	Jarden Corp. (b)	603,176
16,790	Newell Rubbermaid, Inc. (a)	743,629
7,125	Whirlpool Corp. (a)	1,284,923

		2,631,728

	Insurance - 8.09%
7,800	Berkshire Hathaway, Inc. - Class B (b)	1,106,664
11,250	Brown & Brown, Inc. (a)	402,750
27,337	Loews Corp.	1,045,914
28,650	MetLife, Inc.	1,258,881
15,673	Willis Towers Watson Plc	1,859,758

		5,673,967

	Internet & Catalog Retail - 1.00%
1,176	Amazon.com, Inc. (b)	698,121

	Internet Software & Services - 6.09%
3,043	Alphabet, Inc. - Class A (b)	2,321,505
1,282	Alphabet, Inc. - Class C (a)(b)	955,026
8,700	Facebook, Inc. - Class A (b)	992,670

		4,269,201

	IT Services - 3.18%
1,330	Alliance Data Systems Corp. (a)(b)	292,600
5,700	MasterCard, Inc. - Class A	538,650
12,365	Vantiv, Inc. - Class A (b)	666,226
9,550	Visa, Inc. - Class A (a)	730,384

		2,227,860

	Life Sciences Tools & Services - 0.80%
1,623	Mettler-Toledo International, Inc. (b)	559,545

	Machinery - 4.55%
52,097	Colfax Corp. (a)(b)	1,489,453
12,900	Deere & Co. (a)	993,171
6,350	Parker Hannifin Corp. (a)	705,358

		3,187,982

	Media - 7.03%
3,410	Charter Communications Inc. - Class A (a)(b)	690,286
46,555	Liberty Global Plc - Class A (b)	1,792,368
19,300	Liberty Interactive Corp. QVC Group - Class A (b)	487,325
20,090	Twenty-First Century Fox, Inc. - Class A (a)	560,109
49,615	Twenty-First Century Fox, Inc. - Class B	1,399,143

		4,929,231

	Multiline Retail - 0.75%
6,390	Dollar Tree, Inc. (a)(b)	526,919

See notes to financial statements.

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil & Gas - 1.60%
6,166	Cimarex Energy Co.	$599,767
8,180	Valero Energy Corp. (a)	524,665

		1,124,432

	Pharmaceuticals - 5.75%
3,941	Allergan Plc (b)	1,056,306
11,240	Bristol-Myers Squibb Co.	718,011
6,340	Jazz Pharmaceuticals Plc (a)(b)	827,687
9,150	Teva Pharmaceutical Industries Ltd. - ADR (a)	489,617
35,899	Valeant Pharmaceuticals International, Inc. (b)	944,144

		4,035,765

	Professional Services - 0.73%
6,300	ManpowerGroup, Inc.	512,946

	Real Estate Management & Development - 0.55%
13,300	CBRE Group, Inc. - Class A (b)	383,306

	Road & Rail - 3.48%
68,695	Avis Budget Group (b)	1,879,495
7,080	Union Pacific Corp. (a)	563,214

		2,442,709

	Semiconductor & Semiconductor Equipment - 1.54%
3,465	Broadcom Ltd.	535,343
12,225	Linear Technology Corp. (a)	544,746

		1,080,089

	Software - 3.81%
9,025	Imperva, Inc. (a)(b)	455,763
17,210	Microsoft Corp.	950,508
7,580	Red Hat, Inc. (b)	564,786
9,470	salesforce.com, Inc. (a)(b)	699,170

		2,670,227

	Specialty Retail - 3.16%
5,730	Home Depot, Inc. (a)	764,554
18,565	The TJX Companies, Inc. (a)	1,454,568

		2,219,122

	Technology Hardware, Storage & Peripherals - 4.67%
30,069	Apple, Inc.	3,277,220

Number of Shares		Value
	Textiles, Apparel & Luxury Goods - 0.51%
5,330	lululemon athletica, Inc. (a)(b)	$360,894

	Thrifts & Mortgage Finance - 2.55%
180,425	Nationstar Mortgage Holdings, Inc. (a)(b)	1,786,208

	Total Common Stocks (Cost $60,302,951)	68,233,329

	REAL ESTATE INVESTMENT TRUSTS - 0.62%
	Real Estate Investment Trusts - 0.62%
45,060	iStar Financial, Inc. (a)(b)	435,279

	Total Real Estate Investment Trusts (Cost $287,471)	435,279

	SHORT TERM INVESTMENTS - 1.90%
	Money Market Funds - 1.90%
1,332,605	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (c)	1,332,605

	Total Short Term Investments (Cost $1,332,605)	1,332,605

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 29.59%
	Money Market Funds - 29.59%
20,750,989	Mount Vernon Prime Portfolio Effective Yield, 0.53% (c)	20,750,989

	Total Investments Purchased as Securities Lending Collateral (Cost $20,750,989)	20,750,989

	Total Investments (Cost $82,674,016) - 129.40%	90,752,202
	Other Liabilities is Excess of Assets - (29.40)%	(20,621,611)

	TOTAL NET ASSETS - 100.00%	$70,130,591

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Principal Amount		Value
	ASSET BACKED SECURITIES - 10.54%
450,000	Ally Auto Receivables Trust Series 2015-1, 1.390%, 09/16/2019	$451,012
	Ally Master Owner Trust
795,000	Series 2012-5, 1.540%, 09/15/2019	795,094
305,000	Series 2014-5, 1.600%, 10/15/2019	305,043
845,000	AmeriCredit Automobile Receivables Trust Series 2014-3, 1.150%, 06/10/2019	844,309
305,000	AMMC CLO XIV Ltd. Series 2014-14A, 2.069%, 07/27/2026 (Acquired 06/12/2014, Cost $304,372) (a)(b)	302,788
500,000	Apidos CLO XII Series 2013-12A, 1.722%, 04/15/2025 (Acquired 03/15/2013, Cost $500,000) (a)(b)	492,892
	ARI Fleet Lease Trust
28,498	Series 2012-B, 0.736%, 01/15/2021 (Acquired 10/16/2012, Cost $28,498) (a)(b)	28,468
260,000	Series 2014-A, 1.550%, 11/15/2022 (Acquired 04/01/2014, Cost $259,928) (b)	259,844
270,000	Atlas Senior Loan Fund VI Ltd. Series 2014-6A, 2.162%, 10/15/2026 (Acquired 08/28/2014, Cost $269,865) (a)(b)	268,669
500,000	Atrium X Series 10A, 1.740%, 07/16/2025 (Acquired 04/25/2013, Cost $499,250) (a)(b)	491,937
575,000	Babson CLO Ltd. Series 2013-IA, 1.724%, 04/20/2025 (Acquired 05/03/2013, Cost $575,000) (a)(b)	565,841
535,000	BMW Vehicle Lease Trust Series 2016-1, 1.340%, 01/22/2019	534,284
414,218	Capital Auto Receivables Asset Trust Series 2013-4, 1.090%, 03/20/2018	413,983
615,000	Capital One Multi-Asset Execution Trust Series 2014-A5, 1.480%, 07/15/2020	618,497
	Carlyle Global Market Strategies CLO
555,000	Series 2013-3A, 1.742%, 07/15/2025 (Acquired 06/10/2013, Cost $553,834) (a)(b)	546,577
250,000	Series 2014-4A, 3.072%, 10/15/2026 (Acquired 03/05/2015, Cost $251,137) (a)(b)	252,793
320,000	Series 2015-2A, 2.089%, 04/27/2027 (Acquired 04/01/2015, Cost $320,000) (a)(b)	318,062
235,000	CarMax Auto Owner Trust Series 2013-3, 1.490%, 01/15/2019	235,680
325,000	Cent CLO 20 Ltd. Series 2013-20A, 1.724%, 01/25/2026 (Acquired 12/18/2013, Cost $325,000) (a)(b)	321,284
325,000	Cent CLO 23 Ltd. Series 2015-23A, 2.110%, 04/17/2026 (Acquired 03/19/2015, Cost $325,000) (a)(b)	322,167
345,000	Chase Issuance Trust Series 2007-B1, 0.686%, 04/15/2019 (a)	343,735
	CIFC Funding Ltd.
365,000	Series 2013-1A, 1.770%, 04/16/2025 (Acquired 02/22/2013, Cost $365,000) (a)(b)	360,365
295,000	Series 2014-2A, 2.105%, 05/24/2026 (Acquired 07/02/2014, Cost $294,911) (a)(b)	293,141
63,030	Conseco Finance Securitizations Corp. Series 2000-4, 8.310%, 05/01/2032 (a)	39,818
	CPS Auto Receivables Trust
54,023	Series 2013-C, 1.640%, 04/16/2018 (Acquired 09/24/2013, Cost $54,016) (b)	54,001

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
23,191	Series 2013-D, 1.540%, 07/16/2018 (Acquired 12/10/2013, Cost $23,189) (b)	$23,145
28,971	Series 2014-A, 1.210%, 08/15/2018 (Acquired 03/10/2014, Cost $28,968) (b)	28,875
28,746	Series 2012-C, 1.820%, 12/16/2019 (Acquired 09/11/2012, Cost $28,745) (b)	28,701
46,746	Series 2012-D, 1.480%, 03/16/2020 (Acquired 12/07/2012, Cost $46,741) (b)	46,511
64,541	Series 2013-A, 1.310%, 06/15/2020 (Acquired 03/12/2013, Cost $64,532) (b)	63,837
250,000	Credit Acceptance Auto Loan Trust Series 2014-2A, 1.880%, 03/15/2022 (Acquired 09/18/2014, Cost $249,955) (b)	249,714
195,000	Drive Auto Receivables Trust Series 2015-BA, 2.120%, 06/17/2019 (Acquired 05/20/2015, Cost $194,983) (b)	194,874
390,000	Dryden 33 Senior Loan Fund Series 2014-33A, 2.102%, 07/15/2026 (Acquired 04/09/2014, Cost $390,000) (a)(b)	389,007
270,000	Dryden 38 Senior Loan Fund Series 2015-38A, 2.047%, 07/15/2027 (Acquired 03/25/2015, Cost $270,000) (a)(b)	267,477
78,644	DT Auto Owner Trust Series 2015-1A, 1.060%, 09/17/2018 (Acquired 02/18/2015, Cost $78,644) (b)	78,593
56,490	First Investors Auto Owner Trust Series 2013-2A, 1.230%, 03/15/2019 (Acquired 06/13/2013, Cost $56,483) (b)	56,435
415,000	Flatiron CLO Ltd. Series 2014-1A, 2.000%, 07/17/2026 (Acquired 06/05/2014, Cost $414,585) (a)(b)	412,438
580,000	Ford Credit Auto Lease Trust Series 2014-A, 0.900%, 06/15/2017	579,702
485,000	Ford Credit Auto Owner Trust Series 2015-A, 2.030%, 08/15/2020	491,408
790,000	Ford Credit Floorplan Master Owner Trust A Series 2014-4, 1.400%, 08/15/2019	789,866
400,000	Galaxy XV CLO, Ltd. Series 2013-15A, 1.872%, 04/15/2025 (Acquired 01/29/2016, Cost $392,600) (a)(b)	396,059
370,000	Galaxy XIX CLO, Ltd. Series 2015-19A, 2.169%, 01/24/2027 (Acquired 01/29/2015, Cost $369,441) (a)(b)	368,211
100,000	GCO Education Loan Funding Trust Series 2006-1, 0.859%, 05/25/2036 (a)	88,661
300,000	GTP Acquisition Partners I LLC Series 2015-2, 3.482%, 06/15/2050 (Acquired 05/20/2015, Cost $300,000) (b)	304,425
374,338	Hyundai Auto Receivables Trust Series 2014-A, 0.790%, 07/16/2018	374,059
390,000	Limerock CLO II Ltd. Series 2014-2A, 2.121%, 04/18/2026 (Acquired 02/26/2014, Cost $389,581) (a)(b)	384,460
261,165	Madison Park Funding XI Ltd. Series 2013-11A, 1.899%, 10/23/2025 (Acquired 10/29/2015, Cost $256,542) (a)(b)	258,967
710,000	Mercedes Benz Auto Lease Trust Series 2014-A, 0.900%, 12/16/2019	709,808
339,223	Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, 1.453%, 10/25/2033 (a)	319,878

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
285,000	Neuberger Berman CLO XVI Ltd. Series 2014-16A, 2.092%, 04/15/2026 (Acquired 02/11/2014, Cost $283,803) (a)(b)	$283,664
560,000	NRZ Advance Receivables Trust Series 2015-T2, 3.302%, 08/17/2048 (Acquired 08/25/2015, Cost $559,999) (b)	561,355
325,000	Oaktree EIF II Ltd. Series 2015-B1A, 2.167%, 02/15/2026 (Acquired 02/20/2015, Cost $325,000) (a)(b)	323,748
275,000	OCP CLO Ltd. Series 2015-8A, 2.151%, 04/17/2027 (Acquired 04/10/2015, Cost $274,725) (a)(b)	273,405
410,000	Octagon Investment Partners XVI Ltd. Series 2013-1A, 1.740%, 07/17/2025 (Acquired 05/15/2013, Cost $409,344) (a)(b)	401,737
155,000	Ocwen Master Advance Receivables Trust Series 2015-T1, 2.537%, 09/17/2046 (Acquired 09/11/2015, Cost $155,000) (a)(b)	155,108
280,000	OHA Credit Partners VIII, Ltd. Series 2013-8A, 1.744%, 04/20/2025 (Acquired 04/17/2013, Cost $280,000) (a)(b)	275,178
450,000	OZLM Funding V Ltd. Series 2013-5A, 2.120%, 01/20/2026 (Acquired 11/22/2013, Cost $449,775) (a)(b)	448,593
300,000	OZLM XII Ltd. Series 2015-12A, 2.066%, 04/30/2027 (Acquired 04/24/2015, Cost $299,130) (a)(b)	295,730
135,000	Prestige Auto Receivables Trust Series 2014-1A, 1.910%, 04/15/2020 (Acquired 06/25/2014, Cost $135,019) (b)	133,907
445,000	Race Point VIII CLO Ltd. Series 2013-8A, 1.868%, 02/20/2025 (Acquired 02/06/2013, Cost $445,000) (a)(b)	439,595
57,177	Residential Asset Mortgage Products, Inc. Series 2004-RZ1, 0.913%, 03/25/2034 (a)	57,532
300,000	Santander Drive Auto Receivables Trust Series 2015-2, 1.830%, 01/15/2020	299,302
250,000	Shackleton 2014-VI CLO Ltd. Series 2014-6A, 2.100%, 07/17/2026 (Acquired 06/12/2014, Cost $248,475) (a)(b)	248,732
257,000	Sound Point CLO IV Ltd. Series 2013-3A, 1.994%, 01/21/2026 (Acquired 03/27/2015, Cost $255,586) (a)(b)	254,716
315,000	Sound Point CLO VIII Ltd. Series 2015-1A, 2.152%, 03/13/2027 (Acquired 03/05/2015, Cost $314,213) (a)(b)	312,218
214,238	Springleaf Funding Trust Series 2014-AA, 2.410%, 12/15/2022 (Acquired 03/19/2014, Cost $214,203) (b)	213,697
620,000	Volkswagen Auto Lease Trust Series 2015-A, 1.250%, 12/20/2017	616,489
305,000	Voya CLO Ltd. Series 2015-1A, 2.100%, 04/18/2027 (Acquired 03/03/2015, Cost $304,688) (a)(b)	302,547

	Total Asset Backed Securities (Cost $22,359,596)	22,262,648

	COLLATERALIZED MORTGAGE OBLIGATIONS - 9.02%
160,000	Aventura Mall Trust Series 2013-AVM, 3.743%, 12/07/2032 (Acquired 12/10/2013, Cost $164,037) (a)(b)	171,499

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
150,000	BB-UBS Trust Series 2012-SHOW, 3.430%, 11/07/2036 (Acquired 12/05/2012, Cost $154,723) (b)	$153,471
	Bear Stearns Commercial Mortgage Securities Trust
150,154	Series 2006-PW14, 5.201%, 12/11/2038	151,905
2,110,674	Series 2006-PW13, 5.540%, 09/11/2041	2,117,156
173,593	Series 2007-PW15, 5.331%, 02/11/2044	177,188
226,977	CD Commercial Mortgage Trust Series 2007-CD4, 5.322%, 12/11/2049	231,446
70,997	Chase Mortgage Finance Trust Series 2007-A1, 2.768%, 02/25/2037 (a)	68,189
	Citigroup Commercial Mortgage Trust
150,000	Series 2014-GC19, 4.023%, 03/12/2047	164,195
145,000	Series 2014-GC21, 3.855%, 05/10/2047	157,010
1,311	Series 2006-C4, 6.085%, 03/17/2049 (a)	1,309
82,321	COBALT CMBS Commercial Mortgage Trust Series 2007-C2, 5.484%, 04/15/2047 (a)	84,288
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (Acquired 08/15/2013, Cost $122,035) (b)	133,937
110,000	Series 2013-CR9, 4.231%, 07/12/2045 (a)	123,325
110,000	Series 2013-LC6, 2.941%, 01/12/2046 (a)	113,745
95,000	Series 2013-CR8, 3.612%, 06/12/2046 (a)	102,057
289,000	Series 2014-UBS2, 3.961%, 03/10/2047	313,652
295,267	Series 2014-CR21, 3.528%, 12/10/2047	314,119
210,000	Series 2015-LC19, 3.183%, 02/10/2048	217,677
300,000	Series 2015-CR26, 3.630%, 10/13/2048	319,881
162,172	Commercial Mortgage Loan Trust Series 2008-LS1, 6.095%, 12/10/2049 (a)	169,444
	Countrywide Home Loans, Inc.
21,386	Series 2004-HYB6, 2.670%, 11/20/2034 (a)	20,332
105,899	Series 2005-11, 1.033%, 03/25/2035 (a)	95,047
80,945	Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.467%, 09/15/2039	81,556
	CSAIL Commercial Mortgage Trust
301,000	Series 2015-C3, 3.718%, 08/17/2048 (a)	320,816
296,000	Series 2015-C4, 3.808%, 11/18/2048	318,294
400,000	Four Times Square Trust Series 2006-4TS, 5.401%, 12/13/2028 (Acquired 11/06/2012, Cost $442,909) (b)	448,580
145,000	GS Mortgage Securities Corp. II Series 2012-BWTR, 2.954%, 11/07/2034 (Acquired 12/11/2012, Cost $147,389) (b)	147,917
145,000	GS Mortgage Securities Corp. Trust Series 2012-ALOH, 3.551%, 04/12/2034 (Acquired 03/08/2013, Cost $149,310) (b)	154,604
	GS Mortgage Securities Trust
865,000	Series 2013-GC16, 3.033%, 11/13/2046	890,479
335,000	Series 2014-GC20, 3.998%, 04/12/2047	365,477
175,000	Series 2014-GC22, 3.862%, 06/10/2047	189,510
296,000	Series 2015-GS1, 3.734%, 11/13/2048 (a)	318,442
300,000	Hilton USA Trust Series 2013-HLT, 2.662%, 11/07/2030 (Acquired 11/22/2013 and 07/22/2014, Cost $301,418) (b)	300,607
	JP Morgan Chase Commercial Mortgage Securities Trust
142,694	Series 2012-WLDN, 3.905%, 05/07/2030 (Acquired 05/07/2013 and 06/25/2013, Cost $143,414) (b)	151,851

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
100,863	Series 2006-LDP7, 5.935%, 04/15/2045 (a)	$100,816
155,000	Series 2013-C16, 4.166%, 12/17/2046	171,926
322,922	Series 2006-LDP9, 5.336%, 05/15/2047	327,882
228,147	Series 2007-CB19, 5.699%, 02/12/2049 (a)	234,441
	JPMBB Commercial Mortgage Securities Trust
1,205,000	Series 2013-C12, 3.157%, 07/17/2045	1,256,164
145,000	Series 2014-C19, 3.997%, 04/17/2047	158,859
120,000	Series 2014-C21, 3.775%, 08/16/2047	129,439
265,000	Series 2014-C26, 3.494%, 01/17/2048	280,505
297,000	Series 2015-C33, 3.770%, 12/17/2048	318,970
	Lehman Brothers-UBS Commercial Mortgage Trust
67,019	Series 2006-C4, 5.856%, 06/15/2038 (a)	67,011
587,444	Series 2007-C1, 5.424%, 02/15/2040	597,780
283,930	Series 2007-C2, 5.430%, 02/15/2040	289,978
190,847	Series 2007-C6, 5.858%, 07/15/2040 (a)	194,889
	ML-CFC Commercial Mortgage Trust
260,804	Series 2007-5, 5.378%, 08/14/2048	265,729
158,384	Series 2007-9, 5.700%, 09/12/2049	164,268
	Morgan Stanley Bank of America Merrill Lynch Trust
50,000	Series 2014-C14, 4.064%, 02/15/2047	54,908
175,000	Series 2014-C17, 3.741%, 08/16/2047	188,051
167,000	Series 2015-C20, 3.249%, 02/15/2048	172,980
246,000	Series 2015-C22, 3.306%, 04/17/2048	255,582
	Morgan Stanley Capital I Trust
185,000	Series 2014-MP, 3.469%, 08/11/2033 (Acquired 11/13/2014, Cost $189,610) (b)	192,205
220,000	Series 2007-IQ14, 5.692%, 04/15/2049 (a)	225,344
139,071	Series 2007-IQ16, 5.809%, 12/12/2049	144,970
130,000	OBP Depositor LLC Trust Series 2010-OBP, 4.646%, 07/17/2045 (Acquired 08/15/2012, Cost $145,306) (b)	144,013
	SBA Tower Trust
210,000	3.598%, 04/15/2043 (Acquired 04/04/2013, Cost $210,000) (b)	210,035
155,000	2.898%, 10/15/2044 (Acquired 10/07/2014, Cost $155,000) (b)	155,883
	Springleaf Mortgage Loan Trust
74,148	Series 2013-1A, 1.270%, 06/25/2058 (Acquired 04/03/2013, Cost $74,142) (a)(b)	74,173
181,608	Series 2013-2A, 1.780%, 12/25/2065 (Acquired 07/03/2013, Cost $179,766) (a)(b)	182,112
155,171	Series 2013-2A, 3.520%, 12/25/2065 (Acquired 07/03/2013, Cost $149,465) (b)	156,189
223,063	Wachovia Bank Commercial Mortgage Trust Series 2006-C29, 5.308%, 11/15/2048	225,065
	Wells Fargo Commercial Mortgage Trust
210,000	Series 2014-LC16, 3.817%, 08/17/2050	226,932
1,225,000	Series 2015-C30, 3.412%, 09/17/2058	1,282,979
	Wells Fargo-RBS Commercial Mortgage Trust
805,000	Series 2014-C19, 3.660%, 03/15/2047	853,466
195,000	Series 2014-LC14, 4.045%, 03/15/2047	213,767
250,281	Series 2014-C20, 3.995%, 05/17/2047	273,593
175,000	Series 2014-C21, 3.678%, 08/16/2047	187,423

	Total Collateralized Mortgage Obligations (Cost $18,971,093)	19,067,332

Principal Amount		Value
	CORPORATE OBLIGATIONS - 37.14%
	Aerospace & Defense - 0.27%
20,000	BAE Systems Holdings, Inc. 2.850%, 12/15/2020 (Acquired 12/03/2015, Cost $19,929) (b)	$20,340
	Lockheed Martin Corp.
50,000	2.500%, 11/23/2020	51,268
65,000	4.700%, 05/15/2046 (c)	72,982
390,000	Northrop Grumman Corp. 3.850%, 04/15/2045	387,610
40,000	Raytheon Co. 3.150%, 12/15/2024	42,244

		574,444

	Air Freight & Logistics - 0.06%
	FedEx Corp.
25,000	3.200%, 02/01/2025	25,656
20,000	3.250%, 04/01/2026	20,567
50,000	4.100%, 02/01/2045	47,758
30,000	4.550%, 04/01/2046	30,957

		124,938

	Auto Components - 0.18%
365,000	Delphi Corp. 4.150%, 03/15/2024	375,920

	Automobiles - 0.08%
185,000	General Motors Co. 5.000%, 04/01/2035	173,465

	Banks - 5.48%
100,000	Abbey National Treasury Services PLC/London 2.350%, 09/10/2019	100,423
	Bank of America Corp.
760,000	2.600%, 01/15/2019	773,368
215,000	4.100%, 07/24/2023	226,525
25,000	4.200%, 08/26/2024	25,502
350,000	4.000%, 01/22/2025	351,176
200,000	6.110%, 01/29/2037	230,687
720,000	5.000%, 01/21/2044	797,733
455,000	BB&T Corp. 1.450%, 01/12/2018	455,597
220,000	BPCE SA 5.150%, 07/21/2024 (Acquired 01/13/2014, Cost $219,593) (b)	225,091
	Citigroup, Inc.
1,010,000	4.400%, 06/10/2025	1,031,846
75,000	5.500%, 09/13/2025	82,226
65,000	4.600%, 03/09/2026	66,779
370,000	4.300%, 11/20/2026	368,996
315,000	4.450%, 09/29/2027	318,069
5,000	4.650%, 07/30/2045	5,257
315,000	Fifth Third Bancorp 2.875%, 07/27/2020	320,179
	HSBC Holdings Plc
200,000	4.250%, 08/18/2025	197,952
100,000	6.800%, 06/01/2038	121,354
150,000	HSBC USA, Inc. 2.750%, 08/07/2020	150,544
	JPMorgan Chase & Co.
125,000	2.750%, 06/23/2020	128,081
70,000	2.550%, 03/01/2021 (c)	70,669
130,000	4.500%, 01/24/2022	143,572
415,000	3.875%, 09/10/2024	426,367

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
170,000	3.300%, 04/01/2026	$171,594
155,000	4.250%, 10/01/2027	161,587
30,000	5.600%, 07/15/2041	36,918
180,000	5.625%, 08/16/2043	208,070
195,000	KeyCorp 5.100%, 03/24/2021	216,030
300,000	PNC Bank NA 2.400%, 10/18/2019	306,314
375,000	PNC Funding Corp. 3.300%, 03/08/2022	392,901
60,000	Santander Holdings USA, Inc. 4.625%, 04/19/2016	59,735
400,000	Santander Issuances SA 5.179%, 11/19/2025	387,261
555,000	Toronto-Dominion Bank 2.625%, 09/10/2018	568,554
830,000	U.S. Bancorp 1.950%, 11/15/2018	843,391
	Wells Fargo & Co.
225,000	2.150%, 01/30/2020	227,752
100,000	2.600%, 07/22/2020	102,390
310,000	2.550%, 12/07/2020	315,890
185,000	2.500%, 03/04/2021	187,466
310,000	4.300%, 07/22/2027	329,367
326,000	5.606%, 01/15/2044	378,631
50,000	4.900%, 11/17/2045	53,797

		11,565,641

	Beverages - 0.11%
150,000	Anheuser-Busch InBev Worldwide, Inc. 8.200%, 01/15/2039	227,289

	Biotechnology - 0.36%
180,000	Baxalta, Inc. 4.000%, 06/23/2025 (Acquired 06/18/2015, Cost $178,783) (b)	183,262
230,000	Celgene Corp. 5.250%, 08/15/2043	257,976
195,000	Genzyme Corp. 5.000%, 06/15/2020	219,743
90,000	Gilead Sciences, Inc. 3.250%, 09/01/2022	95,182

		756,163

	Capital Markets - 3.31%
785,000	Bear Stearns Companies, Inc. 7.250%, 02/01/2018	862,388
	Morgan Stanley
250,000	5.950%, 12/28/2017	267,586
80,000	1.875%, 01/05/2018	80,289
275,000	2.500%, 01/24/2019	279,992
10,000	4.875%, 11/01/2022	10,850
580,000	3.700%, 10/23/2024	600,132
540,000	4.350%, 09/08/2026	556,866
225,000	3.950%, 04/23/2027 (c)	225,739
80,000	4.300%, 01/27/2045 (c)	80,831
255,000	State Street Corp. 2.550%, 08/18/2020	262,789
	The Bank of New York Mellon Corp.
565,000	1.300%, 01/25/2018	565,932
495,000	2.200%, 03/04/2019	502,938

Principal Amount		Value
	Capital Markets (Continued)
240,000	2.150%, 02/24/2020	$241,849
255,000	2.450%, 11/27/2020	260,262
	The Goldman Sachs Group, Inc.
510,000	5.950%, 01/18/2018	547,153
95,000	2.750%, 09/15/2020	96,480
440,000	2.875%, 02/25/2021 (c)	448,237
225,000	4.000%, 03/03/2024	236,317
250,000	3.500%, 01/23/2025	252,796
290,000	6.750%, 10/01/2037	347,442
100,000	6.250%, 02/01/2041	124,764
115,000	5.150%, 05/22/2045	117,269
25,000	4.750%, 10/21/2045	26,235

		6,995,136

	Chemicals - 0.55%
20,000	CF Industries, Inc. 5.375%, 03/15/2044	18,461
340,000	LYB International Finance BV 4.000%, 07/15/2023	357,271
	Monsanto Co.
250,000	1.150%, 06/30/2017	249,582
260,000	4.400%, 07/15/2044	242,309
290,000	The Dow Chemical Co. 3.500%, 10/01/2024	298,858

		1,166,481

	Commercial Services & Supplies - 0.25%
125,000	ERAC USA Finance LLC 7.000%, 10/15/2037 (Acquired 10/09/2015, Cost $153,111) (b)	159,926
355,000	Waste Management, Inc. 2.900%, 09/15/2022	362,364

		522,290

	Communications Equipment - 0.26%
235,000	Cisco Systems, Inc. 2.200%, 02/28/2021	239,842
	QUALCOMM, Inc.
250,000	3.000%, 05/20/2022	260,885
55,000	4.650%, 05/20/2035	56,562

		557,289

	Construction Materials - 0.10%
200,000	CRH America, Inc. 5.125%, 05/18/2045 (Acquired 05/12/2015, Cost $197,554) (b)	205,178

	Consumer Finance - 1.23%
	American Express Co.
225,000	3.625%, 12/05/2024	227,009
267,000	4.050%, 12/03/2042	267,254
590,000	American Express Credit Corp. 2.125%, 03/18/2019	595,735
390,000	Capital One Financial Corp. 2.450%, 04/24/2019	394,424
400,000	Capital One NA 1.650%, 02/05/2018	397,297
190,000	PACCAR Financial Corp. 2.200%, 09/15/2019	193,838
145,000	Synchrony Financial 2.600%, 01/15/2019	145,404

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Consumer Finance (Continued)
370,000	Toyota Motor Credit Corp. 2.125%, 07/18/2019 (c)	$378,536

		2,599,497

	Diversified Financial Services - 2.91%
395,000	American Honda Finance Corp. 1.700%, 02/22/2019	398,449
	Anheuser-Busch InBev Finance, Inc.
100,000	1.900%, 02/01/2019	101,470
435,000	2.650%, 02/01/2021	447,299
495,000	3.300%, 02/01/2023	515,074
430,000	3.650%, 02/01/2026	452,742
215,000	4.700%, 02/01/2036	232,802
485,000	4.900%, 02/01/2046	543,341
85,000	BAT International Finance Plc 2.750%, 06/15/2020 (Acquired 06/10/2015, Cost $84,866) (b)	87,463
75,000	Berkshire Hathaway, Inc. 3.125%, 03/15/2026	76,997
380,000	Credit Suisse 1.375%, 05/26/2017	378,986
175,000	Daimler Finance North America LLC 2.450%, 05/18/2020 (Acquired 05/11/2015, Cost $174,657) (b)	176,953
	Ford Motor Credit Co. LLC
200,000	1.461%, 03/27/2017	199,774
425,000	3.157%, 08/04/2020	433,966
	General Motors Financial Co., Inc.
280,000	3.100%, 01/15/2019	283,536
100,000	4.300%, 07/13/2025	99,168
75,000	5.250%, 03/01/2026	78,593
200,000	Hutchison Whampoa International Ltd. 1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $199,540) (b)	200,160
350,000	Intercontinental Exchange, Inc. 2.750%, 12/01/2020 (c)	357,760
75,000	Kinder Morgan Finance Co. LLC 6.000%, 01/15/2018 (Acquired 01/08/2015, Cost $79,017) (b)	78,452
250,000	National Rural Utilities Cooperative Finance Corp. 1.650%, 02/08/2019	250,842
435,000	Shell International Finance BV 1.625%, 11/10/2018 (c)	436,481
315,000	UBS Group Funding Jersey Ltd. 4.125%, 09/24/2025 (Acquired 09/21/2015, Cost $314,411) (b)	315,806

		6,146,114

	Diversified Telecommunication Services - 1.31%
	AT&T, Inc.
245,000	1.750%, 01/15/2018	245,886
40,000	3.600%, 02/17/2023	41,617
225,000	4.450%, 04/01/2024	243,940
340,000	4.500%, 05/15/2035 (c)	336,338
285,000	6.350%, 03/15/2040	331,699
185,000	4.750%, 05/15/2046	181,172
	Verizon Communications, Inc.
690,000	6.400%, 09/15/2033	851,081
35,000	4.272%, 01/15/2036	34,940
510,000	4.672%, 03/15/2055	491,744

		2,758,417

Principal Amount		Value
	Electric Utilities - 2.25%
	Consolidated Edison Company of New York, Inc.
35,000	3.300%, 12/01/2024	$36,594
270,000	4.625%, 12/01/2054	294,670
45,000	Duke Energy Carolinas LLC 2.500%, 03/15/2023	45,536
830,000	Duke Energy Corp. 3.550%, 09/15/2021	870,806
115,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	131,261
395,000	Duke Energy Progress LLC 4.150%, 12/01/2044	415,864
	Edison International
165,000	3.750%, 09/15/2017	170,639
225,000	2.950%, 03/15/2023	227,383
125,000	Electricite de France SA 4.950%, 10/13/2045 (Acquired 10/07/2015, Cost $124,690) (b)	129,176
	Georgia Power Co.
210,000	1.950%, 12/01/2018	212,252
110,000	2.400%, 04/01/2021	111,087
275,000	Northeast Utilities 2.800%, 05/01/2023	273,560
	Pacific Gas & Electric Co.
90,000	4.750%, 02/15/2044	102,840
395,000	4.250%, 03/15/2046	421,397
150,000	Progress Energy, Inc. 3.150%, 04/01/2022	152,215
245,000	Sierra Pacific Power Co. 3.375%, 08/15/2023	258,130
340,000	The Southern Co. 2.150%, 09/01/2019	341,844
485,000	Union Electric Co. 6.700%, 02/01/2019	549,560

		4,744,814

	Electrical Equipment - 0.14%
290,000	Eaton Electric Holdings LLC 3.875%, 12/15/2020	305,131

	Energy Equipment & Services - 0.24%
	Halliburton Co.
60,000	2.700%, 11/15/2020	60,953
445,000	3.375%, 11/15/2022	453,254

		514,207

	Food & Staples Retailing - 0.82%
	CVS Health Corp.
290,000	1.900%, 07/20/2018	294,397
305,000	2.800%, 07/20/2020	316,860
140,000	3.875%, 07/20/2025	151,367
155,000	5.125%, 07/20/2045	180,228
70,000	Sysco Corp. 2.500%, 07/15/2021	70,899
120,000	The Kroger Co. 2.600%, 02/01/2021	123,694
385,000	Walgreens Boots Alliance, Inc. 2.700%, 11/18/2019	393,302
	Wal-Mart Stores, Inc.
100,000	6.500%, 08/15/2037	139,626
50,000	4.300%, 04/22/2044	56,052

		1,726,425

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Food Products - 0.25%
	HJ Heinz Co.
55,000	2.000%, 07/02/2018 (Acquired 06/23/2015, Cost $54,890) (b)	$55,539
40,000	2.800%, 07/02/2020 (Acquired 06/23/2015, Cost $39,909) (b)(c)	41,126
175,000	3.500%, 07/15/2022 (Acquired 06/23/2015, Cost $174,587) (b)	183,912
185,000	5.000%, 07/15/2035 (Acquired 06/23/2015, Cost $183,241) (b)	204,669
45,000	The JM Smucker Co. 3.500%, 03/15/2025	46,999

		532,245

	Health Care Equipment & Supplies - 0.78%
	Becton Dickinson & Co.
270,000	3.125%, 11/08/2021	279,277
315,000	3.875%, 05/15/2024	336,623
	Medtronic, Inc.
105,000	2.500%, 03/15/2020	108,716
335,000	4.375%, 03/15/2035	363,393
135,000	St. Jude Medical, Inc. 2.800%, 09/15/2020	138,191
70,000	Stryker Corp. 2.625%, 03/15/2021	71,462
350,000	Zimmer Holdings, Inc. 3.550%, 04/01/2025 (c)	354,300

		1,651,962

	Health Care Providers & Services - 1.18%
	Anthem, Inc.
150,000	5.850%, 01/15/2036	171,889
25,000	4.625%, 05/15/2042	24,771
125,000	5.100%, 01/15/2044	132,334
	Cardinal Health, Inc.
60,000	1.950%, 06/15/2018	60,313
240,000	2.400%, 11/15/2019	243,856
385,000	3.200%, 03/15/2023	395,482
365,000	Humana, Inc. 3.150%, 12/01/2022	370,276
120,000	Laboratory Corp. of America Holdings 2.625%, 02/01/2020	120,613
	UnitedHealth Group, Inc.
95,000	1.700%, 02/15/2019	95,827
325,000	1.625%, 03/15/2019	327,436
140,000	2.125%, 03/15/2021	141,324
115,000	3.350%, 07/15/2022	122,442
75,000	3.750%, 07/15/2025	80,907
165,000	3.950%, 10/15/2042	166,410
40,000	4.750%, 07/15/2045 (c)	45,982

		2,499,862

	Hotels, Restaurants & Leisure - 0.28%
	McDonald’s Corp.
45,000	2.750%, 12/09/2020	46,658
505,000	3.700%, 01/30/2026	535,948

		582,606

	Household Durables - 0.12%
225,000	Newell Rubbermaid, Inc. 5.500%, 04/01/2046	245,365

Principal Amount		Value
	Independent Power and Renewable Electricity Producers - 0.11%
230,000	Southern Power Co. 4.150%, 12/01/2025	$237,447

	Industrial Conglomerates - 0.31%
55,000	Danaher Corp. 2.400%, 09/15/2020	56,819
290,000	Koninklijke Philips Electronics NV 5.750%, 03/11/2018	310,716
300,000	Pentair Finance SA 3.150%, 09/15/2022	288,778

		656,313

	Insurance - 1.23%
265,000	ACE INA Holdings, Inc. 3.350%, 05/03/2026	277,006
	American International Group, Inc.
150,000	4.125%, 02/15/2024	156,563
275,000	4.500%, 07/16/2044	260,370
355,000	CNA Financial Corp. 7.350%, 11/15/2019	410,447
295,000	Liberty Mutual Group, Inc. 4.250%, 06/15/2023 (Acquired 07/22/2014, Cost $304,023) (b)	304,510
305,000	Manulife Financial Corp. 4.150%, 03/04/2026	311,976
	Marsh & McLennan Cos., Inc.
100,000	2.300%, 04/01/2017	100,762
110,000	4.050%, 10/15/2023	116,328
50,000	3.500%, 03/10/2025	50,931
115,000	MetLife, Inc. 4.600%, 05/13/2046	118,181
255,000	New York Life Global Funding 1.950%, 02/11/2020 (Acquired 02/04/2015, Cost $254,952) (b)	255,174
230,000	Trinity Acquisition Plc 4.400%, 03/15/2026	233,788

		2,596,036

	Internet & Catalog Retail - 0.09%
	Amazon.com, Inc.
85,000	3.800%, 12/05/2024 (c)	93,298
85,000	4.950%, 12/05/2044	98,330

		191,628

	IT Services - 0.86%
310,000	MasterCard, Inc. 3.375%, 04/01/2024	331,865
	Visa, Inc.
635,000	1.200%, 12/14/2017	638,890
340,000	2.800%, 12/14/2022	354,893
370,000	3.150%, 12/14/2025	386,707
100,000	4.300%, 12/14/2045 (c)	109,683

		1,822,038

	Machinery - 0.53%
150,000	Cummins, Inc. 3.650%, 10/01/2023	158,597
	Eaton Corp.
225,000	5.600%, 05/15/2018	243,386
250,000	2.750%, 11/02/2022	250,498

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Machinery (Continued)
450,000	Stanley Black & Decker, Inc. 2.451%, 11/17/2018	$457,235

		1,109,716

	Media - 1.68%
	21st Century Fox America, Inc.
175,000	4.500%, 02/15/2021	193,137
20,000	3.700%, 10/15/2025	20,983
100,000	6.150%, 02/15/2041	119,855
35,000	4.950%, 10/15/2045	37,568
25,000	CBS Corp. 4.000%, 01/15/2026	26,164
	CCO Safari II LLC
85,000	3.579%, 07/23/2020 (Acquired 07/09/2015, Cost $85,000) (b)	86,924
150,000	4.464%, 07/23/2022 (Acquired 02/05/2016, Cost $151,018) (b)	156,958
150,000	4.908%, 07/23/2025 (Acquired 07/09/2015, Cost $149,972) (b)	158,454
130,000	6.484%, 10/23/2045 (Acquired 07/09/2015 and 07/10/2015, Cost $129,971) (b)	145,054
	Comcast Corp.
465,000	5.875%, 02/15/2018 (c)	505,273
135,000	2.750%, 03/01/2023	139,635
140,000	3.375%, 08/15/2025	149,093
345,000	3.150%, 03/01/2026	359,649
115,000	4.750%, 03/01/2044	130,031
	Cox Communications, Inc.
50,000	3.250%, 12/15/2022 (Acquired 09/17/2015 and 10/06/2015, Cost $46,997) (b)	48,290
140,000	2.950%, 06/30/2023 (Acquired 04/24/2013, Cost $139,384) (b)	130,159
75,000	Omnicom Group, Inc. 3.600%, 04/15/2026	76,985
200,000	Sky Plc 2.625%, 09/16/2019 (Acquired 06/17/2015, Cost $199,010) (b)	202,241
	Time Warner Cable, Inc.
246,000	5.850%, 05/01/2017	256,506
70,000	6.750%, 07/01/2018	77,056
50,000	5.500%, 09/01/2041	49,754
75,000	4.500%, 09/15/2042	66,822
	Time Warner, Inc.
50,000	3.600%, 07/15/2025	51,421
185,000	7.625%, 04/15/2031	236,714
110,000	6.500%, 11/15/2036	127,990

		3,552,716

	Metals & Mining - 0.33%
	Nucor Corp.
225,000	4.125%, 09/15/2022	235,329
245,000	4.000%, 08/01/2023	255,742
205,000	Rio Tinto Finance USA Ltd. 3.750%, 06/15/2025 (c)	200,172

		691,243

Principal Amount		Value
	Multi-Utilities - 0.80%
370,000	Delmarva Power & Light Co. 3.500%, 11/15/2023	$393,726
405,000	Dominion Resources, Inc. 1.400%, 09/15/2017	403,083
350,000	WEC Energy Group, Inc. 3.550%, 06/15/2025	364,302
505,000	Xcel Energy, Inc. 5.613%, 04/01/2017	526,035

		1,687,146

	Oil & Gas - 2.75%
	Anadarko Petroleum Corp.
150,000	8.700%, 03/15/2019	167,712
15,000	6.950%, 06/15/2019	16,248
45,000	5.550%, 03/15/2026	45,481
90,000	6.600%, 03/15/2046	92,183
	BP Capital Markets Plc
30,000	2.521%, 01/15/2020	30,476
70,000	3.062%, 03/17/2022	71,398
195,000	Buckeye Partners LP 4.875%, 02/01/2021	197,145
	Canadian Natural Resources Ltd.
245,000	3.450%, 11/15/2021	227,066
105,000	3.800%, 04/15/2024	94,442
50,000	Cenovus Energy, Inc. 5.200%, 09/15/2043	40,961
255,000	Chevron Corp. 1.790%, 11/16/2018	258,176
185,000	Columbia Pipeline Group, Inc. 4.500%, 06/01/2025 (Acquired 05/19/2015, Cost $184,717) (b)	184,034
	ConocoPhillips Co.
90,000	4.200%, 03/15/2021	94,092
55,000	3.350%, 11/15/2024 (c)	53,230
85,000	4.950%, 03/15/2026	88,906
30,000	Devon Energy Corp. 2.250%, 12/15/2018	28,017
20,000	Energy Transfer Partners LP 5.200%, 02/01/2022	19,002
180,000	Enterprise Products Operating LLC 6.125%, 10/15/2039	188,943
45,000	EOG Resources, Inc. 4.150%, 01/15/2026	46,885
	Exxon Mobil Corp.
100,000	2.222%, 03/01/2021	101,840
85,000	2.726%, 03/01/2023	86,528
40,000	3.043%, 03/01/2026 (c)	40,989
225,000	4.114%, 03/01/2046	239,190
	Hess Corp.
120,000	1.300%, 06/15/2017	118,621
45,000	5.600%, 02/15/2041	40,099
350,000	Husky Energy, Inc. 3.950%, 04/15/2022	349,169
	Kinder Morgan Energy Partners LP
10,000	6.850%, 02/15/2020	10,936
15,000	5.300%, 09/15/2020	15,641
100,000	Kinder Morgan, Inc. 5.050%, 02/15/2046	85,398
160,000	Magellan Midstream Partners LP 5.000%, 03/01/2026	173,363

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas (Continued)
95,000	Marathon Oil Corp. 2.700%, 06/01/2020	$80,694
200,000	Marathon Petroleum Corp. 3.625%, 09/15/2024	183,210
55,000	Noble Energy, Inc. 4.150%, 12/15/2021	54,975
460,000	Occidental Petroleum Corp. 3.400%, 04/15/2026	464,970
	Petroleos Mexicanos
80,000	5.500%, 02/04/2019 (Acquired 01/28/2016 and 01/29/2016, Cost $80,504) (b)	84,000
45,000	6.375%, 02/04/2021 (Acquired 01/28/2016, Cost $45,000) (b)	48,105
220,000	5.500%, 06/27/2044	183,898
	Phillips 66
275,000	2.950%, 05/01/2017	280,143
225,000	4.300%, 04/01/2022	239,867
210,000	Pioneer Natural Resources Co. 3.450%, 01/15/2021	209,121
75,000	Regency Energy Partners LP 5.875%, 03/01/2022	72,951
100,000	Statoil ASA 3.950%, 05/15/2043	95,540
185,000	Suncor Energy, Inc. 6.100%, 06/01/2018	197,869
230,000	Sunoco Logistics Partners Operations LP 4.250%, 04/01/2024	211,481
240,000	Williams Partners LP 3.600%, 03/15/2022	197,875

		5,810,870

	Pharmaceuticals - 1.14%
	AbbVie, Inc.
280,000	1.750%, 11/06/2017	281,405
195,000	2.900%, 11/06/2022	198,742
	Actavis Funding SCS
335,000	2.350%, 03/12/2018	339,117
245,000	3.000%, 03/12/2020	252,524
90,000	4.550%, 03/15/2035	93,018
	EMD Finance LLC
110,000	2.950%, 03/19/2022 (Acquired 03/16/2015, Cost $109,806) (b)	112,427
220,000	3.250%, 03/19/2025 (Acquired 10/13/2015, Cost $214,973) (b)	219,964
	Johnson & Johnson
185,000	2.450%, 03/01/2026	185,916
40,000	3.550%, 03/01/2036	41,680
85,000	Merck & Co., Inc. 0.996%, 02/10/2020 (a)	84,627
	Mylan NV
55,000	3.000%, 12/15/2018 (Acquired 12/04/2015, Cost $54,930) (b)	55,791
60,000	3.750%, 12/15/2020 (Acquired 12/04/2015, Cost $59,981) (b)	61,454
	Sanofi-Aventis SA
170,000	1.250%, 04/10/2018 (c)	170,943
275,000	4.000%, 03/29/2021	302,612

		2,400,220

Principal Amount		Value
	Real Estate - 1.47%
	American Tower Corp.
170,000	3.450%, 09/15/2021	$174,047
30,000	5.000%, 02/15/2024	32,975
510,000	Boston Properties LP 3.650%, 02/01/2026	530,273
135,000	Brandywine Operating Partnership LP 4.100%, 10/01/2024	133,895
85,000	Duke Realty LP 3.875%, 02/15/2021	87,853
195,000	ERP Operating LP 3.000%, 04/15/2023	198,127
	HCP, Inc.
75,000	6.000%, 01/30/2017	77,490
40,000	4.000%, 12/01/2022	40,257
80,000	4.000%, 06/01/2025	77,025
	Kimco Realty Corp.
155,000	3.200%, 05/01/2021	158,467
30,000	3.400%, 11/01/2022	30,454
	Liberty Property LP
130,000	5.500%, 12/15/2016	133,552
25,000	4.125%, 06/15/2022	26,070
25,000	3.375%, 06/15/2023	24,737
56,000	Realty Income Corp. 3.250%, 10/15/2022	55,350
	Simon Property Group LP
675,000	2.200%, 02/01/2019	685,436
110,000	2.500%, 07/15/2021	112,481
65,000	UDR, Inc. 3.700%, 10/01/2020	68,228
	Ventas Realty LP
5,000	2.000%, 02/15/2018	5,009
150,000	2.700%, 04/01/2020	151,159
250,000	5.700%, 09/30/2043	276,667
25,000	Welltower, Inc. 5.250%, 01/15/2022	27,333

		3,106,885

	Road & Rail - 0.77%
	Burlington Northern Santa Fe LLC
255,000	3.650%, 09/01/2025	276,197
290,000	7.950%, 08/15/2030	419,447
150,000	CSX Corp. 6.150%, 05/01/2037	185,304
170,000	Kansas City Southern 3.000%, 05/15/2023 (Acquired 11/21/2014, Cost $164,372) (b)	165,302
335,000	Penske Truck Leasing Co., L.P. 4.875%, 07/11/2022 (Acquired 07/16/2013 and 10/14/2015, Cost $353,533) (b)	358,189
	Union Pacific Corp.
20,000	2.750%, 03/01/2026	20,363
200,000	3.375%, 02/01/2035	193,065

		1,617,867

	Semiconductor & Semiconductor Equipment - 0.31%
260,000	Analog Devices, Inc. 3.900%, 12/15/2025	281,150
	Intel Corp.
245,000	3.300%, 10/01/2021	263,372
105,000	4.900%, 07/29/2045	118,050

		662,572

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Software - 0.73%
	Microsoft Corp.
140,000	2.375%, 02/12/2022	$144,348
50,000	2.650%, 11/03/2022	52,036
400,000	4.450%, 11/03/2045	444,794
	Oracle Corp.
415,000	2.250%, 10/08/2019	428,356
380,000	4.300%, 07/08/2034	400,402
70,000	3.900%, 05/15/2035	69,979

		1,539,915

	Specialty Retail - 0.44%
145,000	AutoZone, Inc. 4.000%, 11/15/2020	154,830
	Home Depot, Inc.
245,000	2.700%, 04/01/2023	254,688
265,000	3.350%, 09/15/2025	287,503
135,000	5.875%, 12/16/2036	176,011
	Lowe’s Cos., Inc.
30,000	3.375%, 09/15/2025	32,205
30,000	4.375%, 09/15/2045	33,418

		938,655

	Technology Hardware, Storage & Peripherals - 0.48%
	Apple, Inc.
640,000	2.400%, 05/03/2023	644,519
125,000	3.450%, 02/09/2045	113,192
	Hewlett-Packard Co.
80,000	2.450%, 10/05/2017 (Acquired 09/30/2015, Cost $79,955) (b)	80,552
180,000	2.850%, 10/05/2018 (Acquired 09/30/2015, Cost $179,770) (b)	183,133

		1,021,396

	Tobacco - 0.28%
125,000	Altria Group, Inc. 4.250%, 08/09/2042	130,492
250,000	Philip Morris International, Inc. 2.750%, 02/25/2026	254,498
160,000	Reynolds American, Inc. 5.850%, 08/15/2045	196,133

		581,123

	Transportation - 0.10%
220,000	Ryder Systems, Inc. 2.450%, 09/03/2019	220,381

	Wireless Telecommunication Services - 0.21%
405,000	Rogers Communications, Inc. 5.000%, 03/15/2044	447,860

	Total Corporate Obligations (Cost $75,945,034)	78,442,906

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.04%
96,000	Mexico Government International Bond 4.750%, 03/08/2044	96,000

	Total Foreign Government Debt Obligations (Cost $71,726)	96,000

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 36.03%
	Federal Home Loan Mortgage Corp.
131,635	Series 2590, 5.000%, 03/15/2018 (d)	$135,469
800,000	Series K703, 2.699%, 05/25/2018	819,561
2,548	Pool #E9-9763 4.500%, 09/01/2018	2,634
2,104	Pool #E9-9764 4.500%, 09/01/2018	2,175
600,000	Series K705, 2.303%, 09/25/2018 (a)	614,321
900,000	Series K706, 2.323%, 10/25/2018	922,433
600,000	Series K709, 2.086%, 03/25/2019	612,830
130,313	Series 2013-DN1, 3.833%, 07/25/2023 (a)	133,342
79,279	Pool #D9-6291 4.500%, 09/01/2023	86,101
185,448	Pool #G1-3624 5.000%, 08/01/2024	199,959
250,000	Series 2014-HQ1, 2.933%, 08/26/2024 (a)	252,912
436,939	Series 2014-DN4, 2.833%, 10/25/2024 (a)	441,010
500,000	Series 2014-HQ3, 3.083%, 10/25/2024 (a)	505,354
250,000	Series 2015-HQ1, 2.633%, 03/25/2025 (a)	251,007
260,000	Series 2015-DNA1, 2.283%, 10/25/2027 (a)	256,716
250,000	Series 2015-DNA2, 3.033%, 12/27/2027 (a)	250,270
255,000	Series 2015-HQA1, 3.083%, 03/27/2028 (a)	254,827
250,000	Series 2015-DNA3, 3.283%, 04/25/2028 (a)	251,668
277,189	Series 2329, 6.500%, 06/15/2031	324,762
132,494	Series 2338, 6.500%, 07/15/2031	154,707
242,579	Pool #78-0447 2.502%, 04/01/2033 (a)	256,121
1,485,096	Pool #U8-9032 3.000%, 07/01/2033	1,552,806
171	Pool #A4-3129 5.500%, 02/01/2036	192
952,513	Pool #C0-3815 3.500%, 03/01/2042	1,001,431
1,500,000	Pool #TBA 3.500%, 04/15/2042 (e)	1,570,257
761,708	Pool #U9-0688 4.000%, 05/01/2042	819,745
500,000	Pool #TBA 3.500%, 05/15/2042 (e)	522,481
856,186	Pool #Q0-9949 3.000%, 08/01/2042	877,632
894,387	Pool #G0-8635 3.000%, 04/01/2045	916,790
1,300,000	Pool #TBA 4.000%, 04/15/2045 (e)	1,387,547
	Federal National Mortgage Association
640	Pool #685505 5.000%, 05/01/2018	662
656	Pool #705709 5.000%, 05/01/2018	678
127,687	Series 2013-C01, 2.433%, 10/25/2023 (a)	128,237
146,648	Series 2014-C01, 2.033%, 01/25/2024 (a)	146,478
273,615	Series 2014-C02, 1.383%, 05/28/2024 (a)	271,566
96,628	Series 2014-C03, 1.633%, 07/25/2024 (a)	96,346
82,705	Series 2014-C04, 2.383%, 11/25/2024 (a)	83,124
72,977	Series 2014-C04, 2.533%, 11/25/2024 (a)	73,382
12,554	Series 2015-C01, 1.933%, 02/25/2025 (a)	12,556
996,588	Pool #AI4868 4.000%, 06/01/2026	1,064,259
867,205	Pool #AJ8325 3.000%, 12/01/2026	909,385
383,080	Pool #AB5907 3.000%, 08/01/2027	401,265
1,200,571	Pool #AQ5095 3.000%, 11/01/2027	1,260,896
705,835	Pool #AL2877 3.500%, 01/01/2028	747,154
300,000	Pool #TBA 2.500%, 04/15/2028 (e)	307,992
63,435	Pool #544859 2.420%, 08/01/2029 (a)	64,335
195,048	Pool #786848 7.000%, 10/01/2031	230,338
6,747	Pool #727181 5.000%, 08/01/2033	7,561
3,201	Pool #730727 5.000%, 08/01/2033	3,587
906	Pool #741862 5.500%, 09/01/2033	1,029
1,137	Pool #766197 5.500%, 02/01/2034	1,275
212	Pool #776974 5.500%, 04/01/2034	242
204,607	Pool #888504 2.331%, 04/01/2034 (a)	216,160
476,304	Pool #MA1870 4.500%, 04/01/2034	521,438
8,740	Pool #775776 5.500%, 05/01/2034	9,885
211,400	Pool #802783 2.451%, 10/01/2034 (a)	223,069
1,464,508	Pool #AL6270 3.500%, 10/01/2034	1,556,283

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
8,061	Pool #781629 5.500%, 12/01/2034	$9,144
8,897	Pool #822815 5.500%, 04/01/2035	10,061
7,577	Pool #357850 5.500%, 07/01/2035	8,610
5,785	Pool #820242 5.000%, 07/01/2035	6,473
1,391	Pool #838452 5.500%, 09/01/2035	1,579
7,884	Pool #865854 6.000%, 03/01/2036	9,085
12,285	Pool #891474 6.000%, 04/01/2036	14,164
10,647	Pool #906000 6.000%, 01/01/2037	12,166
101	Pool #928062 5.500%, 02/01/2037	114
202	Pool #899119 5.500%, 04/01/2037	228
63	Pool #938488 5.500%, 05/01/2037	70
251	Pool #970131 5.500%, 03/01/2038	284
224	Pool #981313 5.500%, 06/01/2038	252
223	Pool #985108 5.500%, 07/01/2038	254
86	Pool #964930 5.500%, 08/01/2038	96
149	Pool #987032 5.500%, 08/01/2038	167
229	Pool #968371 5.500%, 09/01/2038	257
63	Pool #993050 5.500%, 12/01/2038	71
34,092	Pool #993579 4.000%, 05/01/2039	36,439
7,333	Pool #AA5840 4.000%, 06/01/2039	7,837
86,068	Pool #AA8715 4.000%, 06/01/2039	93,810
328,193	Pool #AD0586 4.500%, 12/01/2039	362,198
275,433	Pool #AD5574 5.000%, 04/01/2040	305,419
936,104	Pool #AD4062 5.000%, 05/01/2040	1,040,941
902,612	Pool #AD6929 5.000%, 06/01/2040	1,005,399
18,998	Pool #AD9896 4.000%, 08/01/2040	20,333
599,581	Pool #AE0217 4.500%, 08/01/2040	654,655
24,762	Pool #AB1500 4.000%, 09/01/2040	26,542
19,664	Pool #AD9856 4.000%, 09/01/2040	21,017
16,275	Pool #AE2559 4.000%, 09/01/2040	17,439
5,628	Pool #AE2562 4.000%, 09/01/2040	6,032
7,277	Pool #AE2566 4.000%, 09/01/2040	7,799
49,271	Pool #AE4124 4.000%, 10/01/2040	52,809
27,846	Pool #AE4888 4.000%, 10/01/2040	29,842
38,799	Pool #AE3916 4.000%, 11/01/2040	41,585
5,189	Pool #AE5147 4.000%, 11/01/2040	5,562
62,034	Pool #AE8715 4.000%, 11/01/2040	66,461
636,430	Pool #AE0698 4.500%, 12/01/2040	694,932
6,958	Pool #AH0006 4.000%, 12/01/2040	7,460
20,081	Pool #AH0020 4.000%, 12/01/2040	21,528
41,758	Pool #AH0599 4.000%, 12/01/2040	44,765
14,125	Pool #AH0601 4.000%, 12/01/2040	15,097
26,546	Pool #AH1263 4.000%, 01/01/2041	28,460
112,073	Pool #AL5233 4.000%, 01/01/2041	119,789
8,553	Pool #AH4659 4.000%, 02/01/2041	9,170
121,719	Pool #AH5653 4.000%, 02/01/2041	130,483
190,555	Pool #AL0934 5.000%, 02/01/2041	211,419
970,962	Pool #AB2537 5.000%, 03/01/2041	1,077,603
286,346	Pool #AD1889 4.500%, 03/01/2041	311,964
13,930	Pool #AH6150 4.000%, 03/01/2041	14,930
153,220	Pool #AL0215 4.500%, 04/01/2041	167,335
6,200,000	Pool #TBA 3.500%, 04/15/2041 (e)	6,501,039
1,200,000	Pool #TBA 4.000%, 04/15/2041 (e)	1,282,219
400,000	Pool #TBA 4.500%, 04/15/2041 (e)	435,312
143,196	Pool #AL0187 5.000%, 05/01/2041	158,783
1,710,725	Pool #AL0208 4.500%, 05/01/2041	1,867,356
23,460	Pool #AL0456 5.000%, 06/01/2041	26,014
839,318	Pool #AB3395 4.500%, 08/01/2041	916,214
115,271	Pool #AI8842 4.500%, 08/01/2041	125,832

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
47,685	Pool #AL0815 4.000%, 09/01/2041	$51,987
16,264	Pool #AJ1562 4.000%, 10/01/2041	17,731
17,603	Pool #AJ1972 4.000%, 10/01/2041	19,191
1,597,207	Pool #AJ2212 4.500%, 10/01/2041	1,749,396
25,809	Pool #AJ4756 4.000%, 10/01/2041	28,137
21,183	Pool #AJ3330 4.000%, 11/01/2041	23,094
22,864	Pool #AJ4549 4.000%, 11/01/2041	24,926
16,630	Pool #AJ4698 4.000%, 11/01/2041	18,130
35,767	Pool #AJ5424 4.000%, 11/01/2041	38,995
15,894	Pool #AJ7840 4.000%, 11/01/2041	17,328
21,929	Pool #AB3995 4.000%, 12/01/2041	23,907
21,446	Pool #AI0848 4.000%, 12/01/2041	23,381
20,011	Pool #AJ4187 4.000%, 12/01/2041	21,817
24,584	Pool #AJ5736 4.000%, 12/01/2041	26,802
16,450	Pool #AJ5968 4.000%, 12/01/2041	17,636
29,223	Pool #AJ6061 4.000%, 12/01/2041	31,860
18,683	Pool #AJ7868 4.000%, 12/01/2041	20,368
39,238	Pool #AJ8104 4.000%, 12/01/2041	42,778
23,184	Pool #AJ8109 4.000%, 12/01/2041	25,276
17,378	Pool #AJ8171 4.000%, 12/01/2041	18,945
27,513	Pool #AJ8341 4.000%, 12/01/2041	29,995
43,358	Pool #AJ8436 4.000%, 12/01/2041	47,270
18,634	Pool #AJ8912 4.000%, 12/01/2041	20,315
23,334	Pool #AJ9248 4.000%, 12/01/2041	25,439
26,674	Pool #AJ2446 4.000%, 01/01/2042	28,590
27,179	Pool #AJ7538 4.000%, 01/01/2042	29,631
10,721	Pool #AJ8001 4.000%, 01/01/2042	11,485
26,040	Pool #AJ8369 4.000%, 01/01/2042	28,389
25,022	Pool #AJ9162 4.000%, 01/01/2042	27,284
135,379	Pool #AJ9330 4.000%, 01/01/2042	147,621
16,468	Pool #AJ9779 4.000%, 01/01/2042	17,780
23,067	Pool #AK0170 4.000%, 01/01/2042	25,154
46,672	Pool #AK0543 4.000%, 01/01/2042	50,883
18,602	Pool #AK0563 4.000%, 01/01/2042	20,281
40,034	Pool #AK1827 4.000%, 01/01/2042	43,654
632,964	Pool #AL2752 5.000%, 03/01/2042	703,037
140,302	Pool #AB5529 4.000%, 07/01/2042	151,043
261,688	Pool #AB6228 3.500%, 09/01/2042	275,087
209,552	Pool #AL3896 4.500%, 01/01/2043	228,946
495,039	Pool #AQ9316 2.500%, 01/01/2043	493,598
1,500,000	Pool #TBA 3.000%, 04/15/2043 (e)	1,538,789
1,447,989	Pool #AT2720 3.000%, 05/01/2043	1,489,030
1,079,586	Pool #AT5900 3.000%, 06/01/2043	1,110,130
586,279	Pool #AU1625 3.500%, 07/01/2043	617,380
1,568,357	Pool #AS3135 3.500%, 08/01/2044	1,647,581
1,318,500	Pool #AS3183 4.500%, 08/01/2044	1,440,388
2,424,689	Pool #AS5469 4.000%, 07/01/2045	2,599,609
1,989,169	Pool #AZ0832 4.000%, 07/01/2045	2,127,787
1,791,242	Pool #AS6196 3.500%, 11/01/2045	1,881,868
	Government National Mortgage Association
13,566	Pool #614436 5.000%, 08/15/2033	14,969
46,637	Pool #736686 5.000%, 02/15/2039	51,802
966,594	Pool #723248 5.000%, 10/15/2039	1,089,894
206,431	Pool #782916 5.500%, 02/15/2040	231,891
572,024	Pool #733724 4.500%, 06/15/2040	632,465
803,889	Pool #752599 4.000%, 10/20/2040	870,308
543,604	Pool #752631 4.500%, 10/20/2040	589,476
500,000	Pool #TBA 3.500%, 04/15/2041 (e)	527,617
1,144,007	Pool #783403 3.500%, 09/15/2041	1,208,355

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
1,100,000	Pool #TBA 4.000%, 04/15/2042 (e)	$1,175,926
300,000	Pool #TBA 4.000%, 05/15/2042 (e)	320,192
1,734,881	Pool #AD8801 3.500%, 03/15/2043	1,837,524
410,989	Pool #AL9364 3.500%, 03/20/2045	435,951
628,973	Pool #MA2681M 5.000%, 03/20/2045	685,198
1,000,000	Pool #TBA 3.000%, 04/15/2045 (e)	1,035,957
400,000	Pool #TBA 3.500%, 04/15/2045 (e)	422,781
696,383	Pool #MA2892 3.500%, 06/20/2045	737,126
580,748	Pool #MA2960M 3.000%, 07/20/2045	602,558
911,444	Pool #MA2962M 4.000%, 07/20/2045	975,501
1,673,408	Pool #MA3106M 4.000%, 09/20/2045	1,791,510

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $74,368,363)	76,095,870

	MUNICIPAL DEBT OBLIGATIONS - 0.63%
	California, GO,
165,000	7.550%, 04/01/2039	252,786
125,000	7.350%, 11/01/2039	184,119
125,000	7.600%, 11/01/2040	194,476
160,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, 6.899%, 12/01/2040	190,618
180,000	Illinois, GO, 5.100%, 06/01/2033	168,507
70,000	New Jersey State Turnpike Authority, Series F, Revenue, 7.414%, 01/01/2040	105,546
205,000	University of California, Refunding, Revenue Bond, 4.601%, 05/15/2031	228,046

	Total Municipal Debt Obligations (Cost $1,264,717)	1,324,098

	U.S. TREASURY OBLIGATIONS - 11.42%
	U.S. Treasury Bonds - 5.21%
2,908,500	0.125%, 07/15/2024 (f)(g)	2,921,829
1,194,852	0.375%, 07/15/2025 (f)(g)	1,221,861
6,170,000	3.125%, 11/15/2041 (c)	6,865,692
	U.S. Treasury Notes - 6.21%
3,015,000	2.000%, 11/15/2021	3,118,819
3,590,000	2.000%, 02/15/2022	3,713,406
5,955,000	2.375%, 08/15/2024	6,272,407

	Total U.S. Treasury Obligations (Cost $23,142,361)	24,114,014

Number of Shares		Value
	SHORT TERM INVESTMENTS - 2.80%
	Money Market Funds - 2.80%
5,911,395	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (h)	$5,911,395

	Total Short Term Investments (Cost $5,911,395)	5,911,395

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 1.80%
	Money Market Funds - 1.80%
3,797,653	Mount Vernon Prime Portfolio Effective Yield, 0.53% (h)	3,797,653

	Total Investments Purchased as Securities Lending Collateral (Cost $3,797,653)	3,797,653

	Total Investments (Cost $225,831,938) - 109.42%	231,111,916
	Liabilities in Excess of Other Assets - (9.42)%	(19,888,686)

	TOTAL NET ASSETS - 100.00%	$211,223,230

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2016.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $21,439,332, which represents 10.15% of total net assets.
(c)	All or portion of this security is on loan.
(d)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $135,469, which represents 0.06% of total net assets.
(e)	Security purchased on a when-issued basis. On March 31, 2016, the total value of investments purchased on a when-issued basis was $17,028,109 or 8.06% of total net assets.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	All or a portion of this security is held as collateral for certain swap contracts.
(h)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2016

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Eurodollar 90 Day Futures	(23)	$(5,702,563)	Dec-16	$(336)
U.S. Treasury 2 - Year Note Futures	11	2,406,250	Jun-16	12,356
U.S. Treasury 5 - Year Note Futures	52	6,300,531	Jun-16	14,682
U.S. Treasury 10 - Year Note Futures	(34)	(4,433,281)	Jun-16	143
U.S. Treasury Long Bond Futures	(13)	(2,137,688)	Jun-16	18,181
U.S. Treasury Ultra Bond Futures	24	4,140,750	Jun-16	(32,769)

				$12,257

GuideMark® Core Fixed Income Fund

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

March 31, 2016

Reference Obligation	Implied Credit Spread at March 31, 2016(2)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.26 Index*	0.79%	1.000%	6/20/2021	Morgan Stanley	$3,354,000	$32,764	$32,764	$0

						$32,764	$32,764	$0

GuideMark® Core Fixed Income Fund

INTEREST RATE SWAPS

March 31, 2016

Pay/Receive Floating Rate	Floating Rate Index		Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	*	2.250%	9/21/2026	Morgan Stanley	$4,143,000	$(186,515)	$(181,289)	$(5,226)

							$(186,515)	$(181,289)	$(5,226)

1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: Citibank

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 97.40%
	Arizona - 3.49%
$590,000	Arizona University System Board of Regents, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2028	$699,781
450,000	Phoenix Civic Improvement Wastewater System, Refunding, Revenue Bond, NATL-RE Insured, 5.000%, 07/01/2020	473,823
500,000	Salt River Project, Series A, Revenue Bond, 5.000%, 01/01/2021	537,450

		1,711,054

	Arkansas - 1.11%
500,000	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	542,825

	California - 11.94%
285,000	California Economic Recovery Bonds, Series A, Prerefunded, GO, 5.250%, 07/01/2021	325,271
160,000	California Economic Recovery Bonds, Series A, Refunding, GO, 5.250%, 07/01/2021	182,608
200,000	California Municipal Finance Authority, Mobile Home Park, Series A, Refunding, Revenue Bond, 6.400%, 08/15/2045	216,280
500,000	California State University, Series A, Refunding, Revenue Bond, 5.000%, 11/01/2031	615,405
200,000	California Statewide Community Development Authority, Refunding, Revenue Bond, 6.125%, 07/01/2046	228,382
160,000	California Statewide Community Development Authority, Series A, Revenue Bond, 6.125%, 11/01/2033	179,355
500,000	California Statewide Community Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	586,035
1,000,000	California, GO, 6.500%, 04/01/2033	1,159,950
500,000	California, Refunding, GO, 5.000%, 11/01/2043	588,380
100,000	Golden State Tobacco Securitization Corp., Series A, Revenue Bond, 4.000%, 06/01/2031	108,954
500,000	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	566,245
500,000	San Mateo Joint Powers Financing Authority, Series A, Refunding, Revenue Bond, 5.250%, 07/15/2025	573,165
250,000	Southern California Public Power Authority, Revenue Bond, 5.250%, 07/01/2028	297,060
200,000	University of California, Series G, Refunding, Revenue Bond, 5.000%, 05/15/2037	234,224

		5,861,314

	Colorado - 3.30%
350,000	Castle Pines North Metropolitan District, Refunding, Revenue Bond, 4.000%, 12/01/2044	364,000

Principal Amount		Value
	Colorado (Continued)
$130,000	Colorado Health Facilities Authority, Revenue Bond, 8.000%, 08/01/2043	$151,861
160,000	E-470 Public Highway Authority, Series A, Refunding, Revenue Bond, 5.000%, 09/01/2020	184,376
750,000	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	919,485

		1,619,722

	Connecticut - 1.11%
500,000	Connecticut Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2025	546,385

	Florida - 2.50%
300,000	Brevard County Health Facilities Authority, Prerefunded, Revenue Bond, 7.000%, 04/01/2039	353,847
225,000	Miami-Dade County Educational Facilities, Series A, Refunding, Revenue Bond, 5.000%, 04/01/2040	257,555
500,000	Miami-Dade County Health Facilities, Series A, Refunding, Revenue Bond, 5.250%, 08/01/2021	553,355
10,000	Palm Beach County Florida Health Facilities Authority, Revenue Bond, 7.250%, 06/01/2034	12,147
40,000	Palm Beach County Florida Health Facilities Authority, Series A, Refunding, Revenue Bond, 7.500%, 06/01/2049	49,009

		1,225,913

	Georgia - 1.99%
300,000	Atlanta Water & Wastewater, Refunding, Revenue Bond, 5.000%, 11/01/2040	351,237
350,000	Atlanta Water & Wastewater, Series A, Refunding, Revenue Bond, 6.250%, 11/01/2039	414,725
200,000	Marietta Development Authority, Revenue Bond, 7.000%, 06/15/2039	209,934

		975,896

	Hawaii - 1.75%
250,000	Hawaii, Series A, Revenue Bond, 5.000%, 01/01/2033	299,767
85,000	Hawaii, Series DJ, Prerefunded, GO, AMBAC Insured, 5.000%, 04/01/2024	88,656
400,000	Hawaii, Series DZ, GO, 5.000%, 12/01/2030	468,760

		857,183

	Illinois - 3.36%
225,000	Illinois Finance Authority, Revenue Bond, 7.000%, 08/15/2044	269,260
40,000	Illinois Metropolitan Pier and Exposition Authority, Series B, Prerefunded, Revenue Bond, 5.000%, 06/15/2023	48,595
210,000	Illinois Metropolitan Pier and Exposition Authority, Series B, Unrefunded, Revenue Bond, 5.000%, 06/15/2023	238,398

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Illinois (Continued)
$200,000	Illinois State Toll Highway Authority, Series D, Refunding, Revenue Bond, 5.000%, 01/01/2025	$247,160
150,000	O’Hare International Airport, Series D, Refunding, Revenue Bond, 5.250%, 01/01/2030	177,678
500,000	Railsplitter Tobacco Settlement Authority, Revenue Bond, 6.250%, 06/01/2024	504,590
120,000	Southwestern Illinois Development Authority Health Care Facilities, Refunding, Revenue Bond, 7.125%, 11/01/2043	161,311

		1,646,992

	Indiana - 2.36%
500,000	Fishers Industry Redevelopment District, Revenue Bond, 5.250%, 07/15/2034	572,170
250,000	Indiana Municipal Power Agency, Series A, Refunding, Revenue Bond, 5.250%, 01/01/2032	298,728
125,000	Shoals Exempt Facilities, Revenue Bond, 7.250%, 11/01/2043	144,761
115,000	Valparaiso Exempt Facilities, Revenue Bond, 7.000%, 01/01/2044	142,072

		1,157,731

	Kansas - 2.21%
500,000	Kansas Department of Transportation Highway Revenue, Series A, Revenue Bond, 5.000%, 09/01/2029	615,515
350,000	Kansas Development Finance Authority, Series A, Revenue Bond, 5.000%, 05/01/2026	418,666
65,000	Wyandotte County/Kansas City Unified Government, Series B, Refunding, Revenue Bond, 5.281%, 06/01/2021 (a)	48,727

		1,082,908

	Kentucky - 0.21%
100,000	Kentucky Public Transportation Infrastructure Authority, Series A, Revenue Bond, 5.000%, 07/01/2017	104,518

	Louisiana - 1.62%
360,000	Louisiana Citizens Property, Revenue Bond, AGM Insured, 6.750%, 06/01/2026	403,121
200,000	Louisiana Highway Improvement, Series A, Revenue Bond, 5.000%, 06/15/2029	242,442
125,000	Louisiana Public Facilities Authority, Series A, Revenue Bond, 8.375%, 12/15/2043	150,152

		795,715

	Maryland - 3.89%
250,000	Baltimore County Metroplitan District Band, Refunding, GO, 5.000%, 08/01/2025	321,338
400,000	Maryland Department of Transportation, Revenue Bond, 5.000%, 02/15/2026	468,876

Principal Amount		Value
	Maryland (Continued)
$400,000	Maryland Student Housing Economic Development, Revenue Bond, 5.750%, 06/01/2033	$441,952
365,000	Montgomery County, Series A, Refunding, GO, 5.000%, 11/01/2028	455,421
200,000	Westminster Project Revenue, Lutheran Village at Miller’s Grant, Series A, Revenue Bond, 6.000%, 07/01/2034	220,446

		1,908,033

	Massachusetts - 2.87%
785,000	Massachusetts Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.500%, 11/15/2036	880,362
500,000	Massachusetts Health & Educational Facilities Authority, Series B, Revenue Bond, 5.000%, 10/01/2038	530,020

		1,410,382

	Michigan - 0.25%
100,000	Grand Valley State University, Series B, Refunding, Revenue Bond, 5.000%, 12/01/2024	122,663

	Minnesota - 3.58%
160,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2030	190,086
100,000	Minnesota, Series A, GO, 5.000%, 08/01/2023	124,811
250,000	Minnesota, Series F, Refunding, GO, 5.000%, 10/01/2022	307,207
150,000	Rochester Health Care & Housing Facility, Series A, Refunding, Revenue Bond, 6.875%, 12/01/2048	174,215
560,000	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond, 4.500%, 11/15/2038 (b)	651,717
250,000	Southern Minnesota Municipal Power Supply System, Series A, Refunding, Revenue Bond, 5.000%, 01/01/2025	310,078

		1,758,114

	Missouri - 1.93%
500,000	Missouri Health & Educational Facilities Authority, Series A, Revenue Bond, 5.375%, 03/15/2039	541,510
350,000	St. Louis Airport, Revenue Bond, 6.625%, 07/01/2034	407,701

		949,211

	Nebraska - 1.50%
130,000	Douglas County Hospital Authority No. 3, Refunding, Revenue Bond, 5.000%, 11/01/2024	154,714
500,000	Omaha Public Power Distributors, Series B, Revenue Bond, 5.000%, 02/01/2027	583,640

		738,354

	New Hampshire - 0.27%
120,000	New Hampshire Health & Educational Facilities Authority, Refunding, Revenue Bond, 5.000%, 07/01/2027	132,265

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New Jersey - 1.62%
$150,000	New Jersey Economic Development Authority, Refunding, Revenue Bond 5.250%, 06/15/2030	$166,491
90,000	New Jersey Economic Development Authority, Series B, Revenue Bond, 5.625%, 11/15/2030	102,799
250,000	New Jersey Turnpike Authority, Series A, Revenue Bond, 5.000%, 01/01/2032	294,635
255,000	Tobacco Settlement Financing Corp., Series 1A, Refunding, Revenue Bond, 5.000%, 06/01/2041	229,398

		793,323

	New York - 11.34%
325,000	Brooklyn Arena Local Development Corp., Revenue Bond, 6.500%, 07/15/2030	385,193
100,000	Nassau County Tobacco Settlement Corp., Series A-2, Revenue Bond, 5.250%, 06/01/2026 (b)	100,177
40,000	New York City Industrial Development Agency, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2022	45,297
	New York City Transitional Finance Authority, Series A-1, Revenue Bond,
200,000	5.000%, 08/01/2031	241,356
500,000	5.000%, 11/01/2042	583,110
250,000	New York City, Series F, Refunding, GO, 5.000%, 08/01/2025	297,528
740,000	New York City, Series I, GO, 5.375%, 04/01/2036	828,349
160,000	New York City, Series I, Prerefunded, GO, 5.375%, 04/01/2036	180,966
325,000	New York Dormitory Authority, Revenue Bond, 6.125%, 12/01/2029	355,865
250,000	New York Dormitory Authority, Series B, Refunding, Revenue Bond, 5.000%, 07/01/2038	292,818
500,000	New York Environmental Facilities Corporation, Revenue Bond, 5.500%, 10/15/2027	674,520
500,000	New York Environmental Facilities Corporation, Series A, Revenue Bond, 5.000%, 06/15/2034	557,525
250,000	New York Urban Development Corp., Series A, Refunding, Revenue Bonds, 5.000%, 03/15/2024	311,065
200,000	New York, Series E, GO, 4.000%, 12/15/2027	224,054
195,000	Niagara Tobacco Asset Securitization Corporation, Asset Backed Bonds, Refunding, Revenue Bond, 4.000%, 05/15/2029	195,304
250,000	Port Authority of New York and New Jersey, Refunding, Revenue Bond, 5.000%, 10/15/2041	295,485

		5,568,612

	North Carolina - 1.92%
500,000	North Carolina Capital Facilities Finance Agency, Series B, Refunding, Revenue Bond, 5.000%, 10/01/2038	552,820

Principal Amount		Value
	North Carolina (Continued)
$320,000	North Carolina Eastern Municipal Power Agency Power Systems, Series A, Revenue Bond, 5.000%, 01/01/2025	$390,298

		943,118

	Ohio - 2.87%
750,000	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond, 5.875%, 06/01/2047	709,582
100,000	Ohio Air Quality Development Authority, Series A, Revenue Bond, 5.700%, 08/01/2020	112,244
500,000	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	588,945

		1,410,771

	Oregon - 1.27%
150,000	Oregon Department Administrative Lottery Service, Series C, Refunding, Revenue Bonds, 5.000%, 04/01/2022	181,684
25,000	Oregon Department Administrative Lottery Services, Series A, Unrefunded, Revenue Bond, 5.250%, 04/01/2024	29,729
350,000	Oregon Facilities Authority Peacehealth Project, Series A, Refunding, Revenue Bond, 5.000%, 11/15/2021	414,439

		625,852

	Pennsylvania - 3.81%
350,000	Butler County Hospital Authority, Revenue Bond, 7.125%, 07/01/2029	418,519
250,000	Chester County, GO, 5.000%, 11/15/2033	302,945
250,000	Delaware Valley Pennsylvania Regional Finance Authority, Series A, Revenue Bond, AMBAC Insured, 5.500%, 08/01/2028	311,925
400,000	Pennsylvania Economic Development Financing Authority, Series A, Refunding, Revenue Bond, 6.250%, 10/15/2023	457,852
200,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bond, 5.800%, 07/01/2030	213,814
150,000	University of Pittsburgh of the Commonwealth System of Higher Education, Series B, Revenue Bond, 5.000%, 09/15/2028	166,302

		1,871,357

	Rhode Island - 1.22%
500,000	Narragansett Commission Wastewater System, Series B, Refunding, Revenue Bond, 5.000%, 09/01/2030	598,835

	South Carolina - 1.00%
400,000	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond, 5.000%, 12/01/2025	491,468

	South Dakota - 0.23%
100,000	South Dakota Educational Enhancement Funding Corp. Tobaccos Settlement, Series B, Refunding, Revenue Bond, 5.000%, 06/01/2026	113,894

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas - 9.52%
$200,000	Central Texas Regional Mobility Authority, Series A, Refunding, Revenue Bond, 6.000%, 01/01/2041	$237,286
200,000	Dallas-Fort Worth International Airport, Series B, Revenue Bond, 5.000%, 11/01/2026	238,816
515,000	Frisco Texas Independent School District, Series A, GO, PSF-GTD Insured, 6.000%, 08/15/2038	574,034
150,000	Harris County Industrial Development, Revenue Bond, 5.000%, 02/01/2023	167,412
500,000	Houston, GO, 5.250%, 03/01/2028	541,695
350,000	North Texas Tollway Authority, Series A, Refunding, Revenue Bond, 4.000%, 01/01/2038	360,931
250,000	North Texas Tollway Authority, Series A, Revenue Bond, 5.000%, 09/01/2020	290,295
100,000	North Texas Tollway Authority, Series B, Refunding, Revenue Bond, 5.000%, 01/01/2029	118,908
300,000	Texas A & M Permanent University Fund, Series A, Revenue Bond, 5.250%, 07/01/2030	378,975
200,000	Texas Municipal Gas Acquisition, Series D, Revenue Bond, 6.250%, 12/15/2026	247,492
	Texas Private Activity Surface Transportation Corp., Revenue Bond,
200,000	7.500%, 12/31/2031	241,518
200,000	7.500%, 06/30/2033	246,564
85,000	7.000%, 12/31/2038	107,295
115,000	6.750%, 06/30/2043	142,323
100,000	Texas Transportation Commission Turnpike, Second Tier, Series C, Refunding Bond, 5.000%, 08/15/2029	116,134
200,000	Texas, GO, 5.000%, 04/01/2029	244,262
400,000	Texas, Series A, Prerefunded, GO, 5.000%, 04/01/2022	417,000

		4,670,940

	Utah - 1.52%
500,000	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	591,495
155,000	Utah Transit Authority Sales Tax, Series B, Refunding, Revenue Bond, 1.600%, 06/15/2018	156,690

		748,185

	Virginia - 2.29%
500,000	Henry County Public Service Authority Water & Sewer, Refunding, Revenue Bond, AGM Insured, 5.500%, 11/15/2019	564,100
400,000	Virginia College Building Authority Educational Facilities, Revenue Bond, 5.750%, 01/01/2034	557,896

		1,121,996

	Washington - 2.41%
325,000	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond, 5.000%, 02/01/2027	387,384

Principal Amount		Value
	Washington (Continued)
$500,000	King County Hospital, Refunding, GO, NATL-RE Insured, 5.000%, 12/01/2021	$514,570
250,000	Washington Health Care Facilities Authority, Refunding, Revenue Bond, 6.375%, 10/01/2036	279,990

		1,181,944

	Wisconsin - 5.14%
500,000	Southeast Wisconsin Professional Baseball Park Sales Tax, Series A, Revenue Bond, NATL-RE Insured, 5.500%, 12/15/2026	630,870
	Wisconsin Health & Educational Facilities Authority, Refunding, Revenue Bond,
100,000	5.000%, 05/01/2025	111,959
200,000	5.000%,08/15/2030	234,544
195,000	Wisconsin Public Finance Authority, Refunding, Revenue Bond, 5.000%, 07/01/2022	212,552
150,000	5.750%, 10/01/2031	155,748
500,000	Wisconsin, Series 2, Refunding, GO, 5.000%, 05/01/2025	602,490
500,000	Wisconsin, Series A, Refunding, Revenue Bond, 6.000%, 05/01/2033	573,970

		2,522,133

	Total Municipal Debt Obligations (Cost $43,674,231)	47,809,606

Number of Shares
	SHORT TERM INVESTMENTS - 2.75%
	Money Market Funds - 2.75%
1,346,602	Fidelity Tax Exempt Portfolio - Class I Effective Yield, 0.13% (c)	1,346,602

	Total Short Term Investments (Cost $1,346,602)	1,346,602

	Total Investments (Cost $45,020,833) - 100.15%	49,156,208
	Liabilities in Excess of Other Assets - (0.15)%	(71,308)

	TOTAL NET ASSETS - 100.00%	$49,084,900

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond. The effective yield is listed.
(b)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2016.
(c)	Seven-day yield as of March 31, 2016.

Glossary of Terms

AGM	-	Assured Guaranty Municipal Corp.
AMBAC	-	Ambac Financial Group, Inc.
CMI	-	California Mortgage Insurance
GO	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corp.
PSF-GTD	-	Texas Permanent School Fund

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 18.93%
994,085	Alternative Loan Trust Series 2007-15CB, 6.000%, 07/25/2037	$893,339
	Banc of America Funding Corp.
1,341,068	Series 2006-3, 5.750%, 03/25/2036	1,256,153
1,000,672	Series 2007-3, 5.831%, 04/25/2037 (a)	880,411
956,620	Chase Mortgage Finance Trust
	Series 2007-S3, 6.000%, 05/25/2037	777,651
116,385	Citigroup Mortgage Loan Trust Series 2010-8, 4.000%, 11/25/2036 (Acquired 11/01/2012, Cost $118,084) (b)	117,206
	Credit Suisse Mortgage Capital Mortgage-Backed Trust
461,882	Series 2006-9, 6.000%, 11/25/2036	439,102
531,730	Series 2007-1, 6.000%, 02/25/2037	458,484
472,719	Deutsche Alt-A Securities, Inc. Series 2006-AR1, 3.015%, 02/25/2036 (a)	380,067
476,925	First Horizon Alternative Mortgage Securities Series 2007-FA4, 6.250%, 08/25/2037	365,742
528,763	First Horizon Mortgage Pass-Through Trust Series 2007-4, 6.000%, 08/25/2037	451,689
	GSR Mortgage Loan Trust
897,782	Series 2006-9F, 6.500%, 10/25/2036	769,035
414,246	Series 2007-4F, 6.000%, 07/25/2037	375,246
706,640	IndyMac IMJA Mortgage Loan Trust Series 2007-A3, 6.250%, 11/25/2037	582,778
597,902	IndyMac INDX Mortgage Loan Trust Series 2005-AR1, 2.672%, 03/25/2035 (a)	595,120
8,105,681	JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, 2.039%, 10/17/2045 (a)(c)	647,578
668,925	Lehman Mortgage Trust Series 2006-2, 5.750%, 04/25/2036	671,260
627,154	MASTR Adjustable Rate Mortgages Trust Series 2006-2, 2.719%, 01/25/2036 (a)	619,835
1,124,161	Morgan Stanley Mortgage Loan Trust Series 2005-10, 6.000%, 12/25/2035	912,460
822,689	Series 2007-12, 6.250%, 08/25/2037	752,245
970,959	Residential Asset Securitization Trust Series 2007-A2, 6.000%, 04/25/2037	815,314
747,356	Series 2007-A6, 6.000%, 06/25/2037	655,591
1,056,961	Series 2007-A7, 6.000%, 07/25/2037	735,582
1,081,800	Sequoia Mortgage Trust Series 2013-3, 2.500%, 03/25/2043 (a)	1,051,371
1,070,204	TBW Mortgage-Backed Trust Series 2006-6, 5.630%, 01/25/2037 (a)	669,531
281,834	Washington Mutual Mortgage Pass-Through Certificates Series 2006-5, 6.000%, 07/25/2036	239,868
341,800	Wells Fargo Alternative Loan Trust Series 2007-PA1, 6.000%, 03/25/2037	308,324

	Total Collateralized Mortgage Obligations (Cost $17,730,409)	16,420,982

Number of Shares
	COMMON STOCKS - 0.03%
	Oil & Gas - 0.01%
15,898	OGX Petroleo e Gas SA - ADR (d)	10,318

Number of Shares		Value
	Transportation - 0.02%
22	CEVA Holdings LLC (d)	$11,775

	Total Common Stocks (Cost $29,791)	22,093

Principal Amount
	CONVERTIBLE OBLIGATIONS - 0.77%
	Metals & Mining - 0.77%
780,000	B2Gold Corp. 3.250%, 10/01/2018	664,950

	Total Convertible Obligations (Cost $780,000)	664,950

	CORPORATE OBLIGATIONS - 4.10%
	Consumer Finance - 0.11%
100,000	SLM Corp. 5.500%, 01/15/2019	98,750

	Containers & Packaging - 0.18%
150,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.250%, 02/15/2021 (a)	154,500

	Diversified Telecommunication Services - 0.12%
100,000	CenturyLink, Inc. 7.500%, 04/01/2024	100,500

	Electric Utilities - 0.16%
200,000	InterGen NV 7.000%, 06/30/2023 (Acquired 06/07/2013, Cost $196,463) (b)	137,500

	Health Care Providers & Services - 0.35%
100,000	CHS / Community Health Systems, Inc. 8.000%, 11/15/2019	97,875
100,000	HCA, Inc. 5.000%, 03/15/2024	102,562
100,000	Tenet Healthcare Corp. 8.125%, 04/01/2022	103,375

		303,812

	Independent Power & Renewable Electricity Producers - 0.12%
100,000	Calpine Corp. 5.875%, 01/15/2024 (Acquired 10/29/2013, Cost $100,000) (b)	105,500

	Media - 0.20%
100,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 09/30/2022	103,250
100,000	iHeartCommunications, Inc. 9.000%, 03/01/2021	70,000

		173,250

	Metals & Mining - 0.31%
100,000	ArcelorMittal SA 6.500%, 03/01/2021	99,000
100,000	First Quantum Minerals Ltd. 7.000%, 02/15/2021 (Acquired 05/15/2012, Cost $89,122) (b)	67,500
100,000	FMG Resources August Ltd. 9.750%, 03/01/2022 (Acquired 04/22/2015, Cost $97,823) (b)	100,250

		266,750

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Multi-Utilities - 0.07%
200,000	Texas Competitive Electric Holdings Co., LLC 11.500%, 10/01/2020 (Acquired 04/14/2011 and 11/09/2011, Cost $193,097) (b)(e)	$58,500

	Oil & Gas - 0.17%
	California Resources Corp.
61,000	8.000%, 12/15/2022 (Acquired 09/11/2014, Cost $75,653) (b)	23,638
23,000	6.000%, 11/15/2024	5,232
100,000	Chaparral Energy, Inc. 8.250%, 09/01/2021 (Acquired 05/15/2013, Cost $106,914) (e)(f)	19,750
115,000	Chesapeake Energy Corp. 8.000%, 12/15/2022 (Acquired 04/04/2011 and 05/14/2012, Cost $190,793) (b)	56,925
65,000	Halcon Resources Corp. 13.000%, 02/15/2022 (Acquired 08/08/2013, Cost $96,072) (b)	19,662
100,000	Linn Energy LLC / Linn Energy Finance Corp. 12.000%, 12/15/2020 (Acquired 04/04/2011 and 09/04/2014, Cost $192,028) (b)(e)	14,250
	OGX Austria GmbH
200,000	8.500%, 06/01/2018 (Acquired 04/17/2013, Cost $117,896) (e)(g)	4
800,000	8.375%, 04/01/2022 (Acquired 03/27/2012 through 06/29/2012, Cost $770,692) (e)(g)	16
100,000	Penn Virginia Corporation 8.500%, 05/01/2020	13,000

		152,477

	Pharmaceuticals - 0.10%
100,000	Valeant Pharmaceuticals International, Inc. 7.500%, 07/15/2021 (Acquired 06/27/2013, Cost $100,000) (b)	83,812
	Pipelines - 0.22%
100,000	Regency Energy Partners LP / Regency Energy Finance Corp. 5.000%, 10/01/2022	94,106
100,000	Sabine Pass Liquefaction LLC 5.625%, 04/15/2023	95,500

		189,606

	Software - 0.11%
100,000	First Data Corp. 5.750%, 01/15/2024 (Acquired 11/05/2015, Cost $100,000) (b)	100,365

	Technology Hardware, Storage & Peripherals - 0.23%
	Western Digital Corp.
100,000	7.375%, 04/01/2023 (Acquired 03/30/2016, Cost $100,000) (b)	102,250
100,000	10.500%, 04/01/2024 (Acquired 03/30/2016, Cost $100,000) (b)	100,500

		202,750

Principal Amount		Value
	Telecommunication Services - 0.44%
150,000	Intelsat Jackson Holdings SA 7.500%, 04/01/2021	$96,000
100,000	T Mobile USA, Inc. 6.500%, 01/15/2024	104,500
200,000	Wind Acquisition Finance SA 7.375%, 04/23/2021 (Acquired 04/08/2014, Cost $200,000) (b)	182,000

		382,500

	Textiles, Apparel & Luxury Goods - 1.00%
	Edcon Limited
1,120,000	9.500%, 03/01/2018 (Acquired 04/05/2011 and 04/12/2011, Cost $1,120,000) (b)(e)	413,616
300,000	9.500%, 03/01/2018 (Acquired 08/18/2011 through 08/24/2011, Cost $405,030) (b)	126,068
95,421	8.000%, 06/30/2019 (Acquired 11/08/2013 through 12/31/2015, Cost $255,975) (a)(b)	87,407
47,710	8.000%, 06/30/2019 (Acquired 11/08/2013 through 12/31/2015, Cost $26,779) (b)	43,703
146,399	12.750%, 06/30/2019 (Acquired 11/08/2013 through 12/31/2015, Cost $199,932) (a)(b)(h)	192,990

		863,784

	Transportation - 0.09%
180,000	CHC Helicopter SA 9.250%, 10/15/2020	76,950

	Wireless Telecommunication Services - 0.12%
100,000	Sprint Communications, Inc. 9.000%, 11/15/2018 (Acquired 11/04/2011, Cost $100,000) (b)	105,250

	Total Corporate Obligations (Cost $6,631,607)	3,556,556

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 45.89%
	Brazil Letras do Tesouro Nacional
180,000	13.990%, 07/01/2016 (i)	48,433
560,000	13.890%, 10/01/2016 (i)	145,739
19,500,000	13.780%, 01/01/2019 (i)	3,802,441
	Brazil Notas do Tesouro Nacional
300,000	10.000%, 01/01/2017	83,564
2,065,000	13.680%, 01/01/2021 (i)	518,202
30,000	10.000%, 01/01/2023	7,291
70,000	10.000%, 01/01/2025	16,257
160,000,000	Colombia Government International Bond
	7.750%, 04/14/2021	54,402
700,000	Ecuador Government International Bond 7.950%, 06/20/2024 (Acquired 06/17/2014, Cost $700,000) (b)	584,500
	Ghana Government Bond
85,000	19.240%, 05/30/2016	22,130
1,630,000	23.000%, 02/13/2017	423,208
30,000	25.480%, 04/24/2017	7,916
50,000	26.000%, 06/05/2017	13,299
520,000	25.400%, 07/31/2017	138,193
1,610,000	23.230%, 02/19/2018	419,693

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
150,000	22.490%, 04/23/2018	$38,318
1,810,000	23.470%, 05/21/2018	469,177
990,000	19.040%, 09/24/2018	237,617
99,000	24.500%, 10/22/2018	26,289
	Indonesia Treasury Bond
313,000,000	7.875%, 04/15/2019	23,863
209,000,000	12.800%, 06/15/2021	19,157
313,000,000	8.250%, 07/15/2021	24,499
209,000,000	7.000%, 05/15/2022	15,179
37,000,000	12.900%, 06/15/2022	3,493
104,000,000	10.250%, 07/15/2022	8,791
78,000,000	5.625%, 05/15/2023	5,201
35,588,000,000	8.375%, 03/15/2024	2,788,800
39,644,000,000	8.375%, 09/15/2026	3,127,678
7,580,000,000	8.375%, 03/15/2034	580,206
	Korea Monetary Stabilization Bond
92,000,000	2.800%, 04/02/2016	80,448
239,800,000	2.790%, 06/02/2016	210,154
325,800,000	2.460%, 08/02/2016	285,820
98,100,000	1.610%, 11/09/2016	85,848
945,300,000	1.700%, 08/02/2017	829,187
3,569,600,000	1.560%, 10/02/2017	3,125,944
1,300,400,000	Korea Treasury Bond
	2.000%, 12/10/2017	1,147,450
	Malaysia Government Bond
1,810,000	4.262%, 09/15/2016	468,140
1,040,000	3.814%, 02/15/2017	269,230
4,710,000	3.394%, 03/15/2017	1,214,954
500,000	4.012%, 09/15/2017	130,398
490,000	3.314%, 10/31/2017	126,606
	Mexican Bonos
72,700	6.250%, 06/16/2016	422,858
229,260	7.250%, 12/15/2016	1,356,786
23,400	5.000%, 06/15/2017	137,010
	Mexican Udibonos
28,095	5.000%, 06/16/2016 (j)	163,137
24,011	3.500%, 12/14/2017 (j)	144,200
14,428	4.000%, 06/13/2019 (j)	88,491
11,924	2.500%, 12/10/2020 (j)	69,593
1,249,350	Mexico Cetes
	4.109%, 05/26/2016 (i)	719,255
	Philippine Government Bond
63,740,000	1.625%, 04/25/2016	1,384,017
3,500,000	9.125%, 09/04/2016	78,323
70,000	2.875%, 05/22/2017	1,543
150,000	2.125%, 05/23/2018	3,219
2,283,000	Poland Government Bond
	1.790%, 01/25/2021 (a)	604,586
1,090,000	Portugal Government International Bond 5.125%, 10/15/2024 (Acquired 07/02/2014, Cost $1,081,509) (b)	1,106,524
	Serbia Treasury Bonds
10,170,000	10.000%, 11/08/2017	101,644
54,350,000	10.000%, 03/02/2018	551,110
890,000	10.000%, 11/21/2018	9,111
100,510,000	10.000%, 08/21/2019	1,054,427
1,800,000	10.000%, 03/20/2021	18,988
5,860,000	10.000%, 09/11/2021	60,984
62,780,000	10.000%, 02/05/2022	657,231

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
3,340,000	Singapore Government Bond 1.125%, 04/01/2016	$2,478,021
	Sri Lanka Government Bonds
132,300,000	8.000%, 06/01/2016	904,351
430,000	8.000%, 06/15/2017	2,851
16,500,000	5.800%, 07/15/2017	106,252
11,550,000	8.500%, 04/01/2018	74,705
140,000	8.500%, 06/01/2018	901
2,750,000	7.500%, 08/15/2018	17,157
8,660,000	8.000%, 11/15/2018	54,282
8,660,000	10.600%, 07/01/2019	56,731
3,160,000	10.600%, 09/15/2019	20,597
430,000	8.000%, 11/01/2019	2,587
340,000	9.000%, 05/01/2021	2,012
1,900,000	11.200%, 07/01/2022	12,133
	Ukraine Government International Bond
105,000	7.750%, 09/01/2022 (Acquired 07/18/2013 through 07/29/2013, Cost $104,143) (b)	96,600
565,000	7.750%, 09/01/2023 (Acquired 04/05/2011 through 02/06/2014, Cost $623,829) (b)	513,924
565,000	7.750%, 09/01/2024 (Acquired 04/05/2011 through 02/06/2014, Cost $620,343) (b)	507,794
565,000	7.750%, 09/01/2025 (Acquired 04/05/2011 through 02/06/2014, Cost $619,169) (b)	503,669
459,000	7.750%, 09/01/2026 (Acquired 04/05/2011 through 07/29/2013, Cost $499,071) (b)	407,308
459,000	7.750%, 09/01/2027 (Acquired 04/05/2011 through 07/29/2013, Cost $493,949) (b)	406,077
1,120,000	2.729%, 05/31/2040 (Acquired 04/05/2011 through 02/06/2014, Cost $632,452) (a)(b)(i)	370,552
	Uruguay Government International Bond
7,092,333	4.250%, 04/05/2027 (j)	208,402
46,025,488	4.375%, 12/15/2028 (j)	1,366,844
2,643,604	4.000%, 07/10/2030 (j)	74,158
1,193,945	3.700%, 06/26/2037 (j)	30,686
	Uruguay Notas del Tesoro
2,330,000	11.000%, 03/21/2017	70,745
15,470,000	13.250%, 04/08/2018	466,948
13,890,000	13.900%, 07/29/2020	420,118
1,468,264	2.500%, 09/27/2022 (j)	39,376
2,648,238	4.000%, 05/25/2025 (j)	76,951
	Uruguay Treasury Bills
639,000	15.940%, 04/03/2017 (i)	17,406
5,220,000	16.060%, 05/19/2017 (i)	139,025

	Total Foreign Government Debt Obligations (Cost $42,479,434)	39,809,915

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 11.58%
	Federal Home Loan Mortgage Corp.
697,000	Pool #4050, 3.500%, 05/15/2032	737,722
980,430	Pool #4062, 3.500%, 06/15/2042	1,030,253

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
974,644	Pool #4171, 3.000%, 02/15/2043	$951,452
1,171,531	Pool #4413, 3.500%, 11/15/2044	1,257,442
	Federal National Mortgage Association
930,173	Pool #1201, 3.500%, 10/01/2032	984,869
521,455	Pool #2005-56, 6.000%, 08/25/2033 (a)	580,155
315,169	Pool #2011-113, 4.000%, 03/25/2040	325,479
1,016,346	Pool #2012-63, 2.000%, 08/25/2040	1,014,057
1,689,857	Pool #2014-95, 3.000%, 04/25/2041	1,756,159
	Government National Mortgage Association
1,117,327	Pool #2010-62, 5.318%, 05/20/2040 (a)(c)	165,470
1,153,562	Pool #2011-72, 4.948%, 05/20/2041 (a)(c)	158,891
700,000	Pool #2012-40, 4.000%, 01/20/2042	771,600
2,338,774	Pool #2013-113, 5.818%, 03/20/2043 (a)(c)	314,565

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $9,620,659)	10,048,114

Number of Shares
	PREFERRED STOCKS - 0.02%
	Transportation - 0.02%
49	CEVA Holdings LLC (d)	19,420

	Total Preferred Stocks (Cost $64,483)	19,420

Principal Amount
	SHORT TERM INVESTMENTS - 16.08%
	Foreign Government Debt Obligation - 8.09%
220,000	Malaysia Treasury Bill 2.730%, 01/20/2017 (i)	55,279
	Bank Negara Malaysia Monetary Notes
1,465,000	2.676%, 09/22/2016 (i)	371,264
50,000	2.682%, 10/06/2016 (i)	12,659
270,000	2.684%, 10/11/2016 (i)	68,330
	Mexico Cetes
545,550	5.047%, 04/14/2016 (i)	315,397
217,610	5.908%, 04/21/2016 (i)	125,689
655,500	4.363%, 04/28/2016 (i)	378,421
62,710	4.187%, 05/12/2016 (i)	36,158
260,890	4.049%, 06/09/2016 (i)	149,887
921,630	3.995%, 06/23/2016 (i)	528,949
1,423,710	3.995%, 06/23/2016 (i)	816,667
671,340	3.979%, 07/07/2016 (i)	384,510
362,680	3.998%, 08/04/2016 (i)	207,064
1,015,540	4.058%, 08/18/2016 (i)	578,859
263,130	4.023%, 09/01/2016 (i)	149,739
939,860	4.120%, 10/13/2016 (i)	532,572
1,857,620	4.107%, 12/08/2016 (i)	1,045,449
242,700	4.151%, 02/02/2017 (i)	135,714
	Philippine Treasury Bill
20,830,000	0.796%, 04/06/2016 (i)	452,324
13,480,000	1.535%, 08/03/2016 (i)	291,122
130,000	1.543%, 08/24/2016 (i)	2,806
17,120,000	1.410%, 09/07/2016 (i)	370,820
180,000	1.447%, 02/22/2017 (i)	3,883

		7,013,562

Number of Shares		Value
	Money Market Funds - 7.04%
6,105,405	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (k)	$6,105,405

Principal Amount
	U.S. Government Agency Issue - 0.95%
826,000	Federal Home Loan Bank Discount Note 0.000%, 04/01/2016 (i)	826,000

	Total Short Term Investments (Cost $13,865,893)	13,944,967

	Total Investments (Cost $91,202,276) - 97.40%	84,486,997

	Other Assets in Excess of Liabilities - 2.60%	2,254,203

	TOTAL NET ASSETS - 100.00%	$86,741,200

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR - American Depositary Receipt

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2016.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $6,735,840, which represents 7.77% of total net assets.
(c)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2016. The securities are liquid and the value of these securities total $1,286,504, which represents 1.48% of total net assets.
(d)	Non-income producing.
(e)	Non-income producing. Item identified as in default as to payment of interest.
(f)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $19,750, which represents 0.02% of total net assets.
(g)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $20, which represents 0.00% of total net assets.
(h)	As of March 31, 2016, the Fund has fair valued this security. The value of this security was $192,990, which represents 0.22% of total net assets.
(i)	Zero coupon bond. The effective yield is listed.
(j)	Represents an inflation protected security.
(k)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2016

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
9/29/2016	Citibank	Brazilian Real	3,300,000	Euro	765,857	$(6,161)
11/21/2016	HSBC	Brazilian Real	1,440,000	U.S. Dollars	338,624	36,014
4/15/2016	Deutsche Bank	Chilean Peso	328,293,750	U.S. Dollars	444,620	44,820
6/20/2016	Deutsche Bank	Chilean Peso	328,293,750	U.S. Dollars	473,933	12,534
5/5/2016	Barclays	Euro	204,295	U.S. Dollars	222,945	9,768
4/8/2016	Barclays	Ghaniain Cedi	484,117	U.S. Dollars	102,567	23,138
6/10/2016	Barclays	Ghaniain Cedi	120,000	U.S. Dollars	23,011	6,876
4/25/2016	JP Morgan Chase	Indian Rupee	96,000,000	Euro	1,272,909	(6,761)
4/18/2016	JP Morgan Chase	Indian Rupee	117,200,000	U.S. Dollars	1,732,190	31,438
4/20/2016	HSBC	Indian Rupee	117,575,000	U.S. Dollars	1,730,062	38,561
4/15/2016	HSBC	Malaysian Ringgit	1,652,011	Euro	346,239	28,754
7/8/2016	JP Morgan Chase	Malaysian Ringgit	612,600	Euro	128,998	8,539
9/29/2016	JP Morgan Chase	Malaysian Ringgit	13,200,000	Euro	2,868,318	55,010
10/17/2016	Deutsche Bank	Malaysian Ringgit	2,108,500	Euro	435,425	34,021
4/8/2016	JP Morgan Chase	Malaysian Ringgit	4,732,700	Japanese Yen	129,647,110	59,955
4/13/2016	JP Morgan Chase	Malaysian Ringgit	5,242,029	Japanese Yen	147,407,742	31,845
4/14/2016	Citibank	Mexican Peso	63,745,080	Euro	3,254,990	(20,925)
8/8/2016	Morgan Stanley	Mexican Peso	3,202,890	U.S. Dollars	191,603	(8,381)
10/17/2016	Deutsche Bank	Mexican Peso	18,798,000	U.S. Dollars	1,100,328	(31,625)
3/10/2017	HSBC	Mexican Peso	11,784,520	U.S. Dollars	639,525	22,229
4/14/2016	JP Morgan Chase	South Korean Won	1,173,599,120	Euro	893,198	9,056
9/29/2016	Deutsche Bank	South Korean Won	606,000,000	Euro	463,112	(2,293)
9/30/2016	HSBC	South Korean Won	1,244,720,000	Euro	947,477	(461)
5/18/2016	JP Morgan Chase	U.S. Dollars	1,139,172	Australian Dollar	1,609,000	(91,393)
5/19/2016	JP Morgan Chase	U.S. Dollars	829,312	Australian Dollar	1,178,000	(71,578)
5/19/2016	Citibank	U.S. Dollars	260,658	Australian Dollar	370,000	(22,304)
6/14/2016	Citibank	U.S. Dollars	234,736	Australian Dollar	328,000	(15,805)
6/14/2016	JP Morgan Chase	U.S. Dollars	353,095	Australian Dollar	488,000	(19,662)
6/22/2016	JP Morgan Chase	U.S. Dollars	2,577,462	Australian Dollar	3,399,000	(17,956)
9/14/2016	Citibank	U.S. Dollars	234,844	Australian Dollar	326,000	(13,173)
12/12/2016	JP Morgan Chase	U.S. Dollars	234,854	Australian Dollar	330,000	(15,325)
12/14/2016	JP Morgan Chase	U.S. Dollars	117,404	Australian Dollar	164,000	(6,918)
4/29/2016	Deutsche Bank	U.S. Dollars	532,506	Euro	484,597	(19,392)
5/5/2016	Barclays	U.S. Dollars	229,745	Euro	204,295	(2,968)
5/9/2016	Deutsche Bank	U.S. Dollars	112,787	Euro	100,331	(1,515)
5/18/2016	Barclays	U.S. Dollars	325,054	Euro	283,000	2,549
5/23/2016	Deutsche Bank	U.S. Dollars	196,091	Euro	175,000	(3,371)
5/26/2016	Barclays	U.S. Dollars	270,327	Euro	232,085	5,774
6/9/2016	Deutsche Bank	U.S. Dollars	900,464	Euro	826,000	(41,523)
6/13/2016	Deutsche Bank	U.S. Dollars	492,075	Euro	434,350	(3,331)
6/15/2016	Deutsche Bank	U.S. Dollars	750,257	Euro	660,000	(2,567)
6/15/2016	Citibank	U.S. Dollars	151,063	Euro	137,000	(5,205)
6/16/2016	Barclays	U.S. Dollars	137,026	Euro	122,880	(3,141)
6/16/2016	Citibank	U.S. Dollars	91,028	Euro	81,594	(2,044)
7/7/2016	Deutsche Bank	U.S. Dollars	368,534	Euro	341,308	(21,064)
7/18/2016	Morgan Stanley	U.S. Dollars	126,960	Euro	115,000	(4,362)
7/19/2016	Barclays	U.S. Dollars	1,892,851	Euro	1,728,000	(80,470)
7/21/2016	Barclays	U.S. Dollars	137,052	Euro	125,000	(5,704)
7/22/2016	Morgan Stanley	U.S. Dollars	141,016	Euro	129,000	(6,313)
7/25/2016	Deutsche Bank	U.S. Dollars	197,109	Euro	178,745	(7,055)
7/27/2016	Deutsche Bank	U.S. Dollars	199,497	Euro	183,000	(9,542)
7/29/2016	Barclays	U.S. Dollars	771,072	Euro	691,917	(19,354)
7/29/2016	JP Morgan Chase	U.S. Dollars	293,321	Euro	263,000	(7,123)
8/5/2016	Deutsche Bank	U.S. Dollars	172,613	Euro	155,000	(4,499)
8/5/2016	HSBC	U.S. Dollars	18,766	Euro	17,000	(659)
8/5/2016	Citibank	U.S. Dollars	452,415	Euro	409,000	(14,930)
8/5/2016	Morgan Stanley	U.S. Dollars	789,114	Euro	715,023	(27,911)

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2016

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
8/11/2016	Deutsche Bank	U.S. Dollars	88,316	Euro	80,000	$(3,116)
8/15/2016	Morgan Stanley	U.S. Dollars	99,922	Euro	88,500	(1,239)
8/17/2016	Morgan Stanley	U.S. Dollars	99,225	Euro	88,500	(1,943)
8/18/2016	Barclays	U.S. Dollars	357,113	Euro	319,000	(7,562)
8/22/2016	JP Morgan Chase	U.S. Dollars	394,308	Euro	354,000	(10,435)
8/22/2016	Deutsche Bank	U.S. Dollars	199,653	Euro	179,000	(5,005)
8/31/2016	HSBC	U.S. Dollars	38,585	Euro	34,118	(436)
9/6/2016	Deutsche Bank	U.S. Dollars	473,615	Euro	434,350	(23,259)
11/14/2016	Deutsche Bank	U.S. Dollars	144,813	Euro	133,000	(7,741)
11/16/2016	Barclays	U.S. Dollars	162,654	Euro	150,000	(9,413)
11/17/2016	Deutsche Bank	U.S. Dollars	108,672	Euro	100,000	(6,044)
1/13/2017	Deutsche Bank	U.S. Dollars	34,167	Euro	31,000	(1,478)
1/19/2017	Citibank	U.S. Dollars	74,031	Euro	66,791	(2,785)
1/23/2017	Deutsche Bank	U.S. Dollars	517,383	Euro	468,680	(21,730)
1/27/2017	Goldman Sachs	U.S. Dollars	200,822	Euro	183,000	(9,713)
2/3/2017	Deutsche Bank	U.S. Dollars	229,491	Euro	208,000	(9,875)
2/6/2017	Deutsche Bank	U.S. Dollars	289,658	Euro	261,000	(10,736)
2/8/2017	Goldman Sachs	U.S. Dollars	633,702	Euro	559,081	(9,817)
2/8/2017	Barclays	U.S. Dollars	231,158	Euro	204,000	(3,652)
2/22/2017	Barclays	U.S. Dollars	657,160	Euro	585,000	(16,575)
3/1/2017	Deutsche Bank	U.S. Dollars	73,577	Euro	65,866	(2,301)
4/11/2016	Deutsche Bank	U.S. Dollars	2,784,756	Japanese Yen	331,608,750	(162,814)
4/18/2016	Barclays	U.S. Dollars	253,600	Japanese Yen	30,030,000	(13,381)
4/21/2016	JP Morgan Chase	U.S. Dollars	327,436	Japanese Yen	38,610,000	(15,854)
6/3/2016	JP Morgan Chase	U.S. Dollars	278,731	Japanese Yen	34,284,478	(26,457)
6/3/2016	Deutsche Bank	U.S. Dollars	654,366	Japanese Yen	80,680,000	(63,818)
6/8/2016	Citibank	U.S. Dollars	208,611	Japanese Yen	25,700,000	(20,204)
6/9/2016	HSBC	U.S. Dollars	313,607	Japanese Yen	38,500,000	(29,184)
6/10/2016	Barclays	U.S. Dollars	358,845	Japanese Yen	44,560,000	(37,917)
6/10/2016	Citibank	U.S. Dollars	467,298	Japanese Yen	57,980,000	(48,957)
6/10/2016	HSBC	U.S. Dollars	382,850	Japanese Yen	47,460,000	(39,734)
6/13/2016	Deutsche Bank	U.S. Dollars	127,491	Japanese Yen	15,700,000	(12,318)
6/13/2016	JP Morgan Chase	U.S. Dollars	356,707	Japanese Yen	43,970,000	(34,847)
6/16/2016	JP Morgan Chase	U.S. Dollars	150,765	Japanese Yen	18,500,000	(13,997)
6/16/2016	HSBC	U.S. Dollars	740,617	Japanese Yen	88,800,000	(50,240)
6/17/2016	Deutsche Bank	U.S. Dollars	732,927	Japanese Yen	88,660,000	(56,713)
6/20/2016	Citibank	U.S. Dollars	481,889	Japanese Yen	58,390,000	(38,215)
6/22/2016	Deutsche Bank	U.S. Dollars	726,841	Japanese Yen	88,820,000	(64,375)
7/15/2016	JP Morgan Chase	U.S. Dollars	379,195	Japanese Yen	44,610,000	(18,529)
7/15/2016	Barclays	U.S. Dollars	583,886	Japanese Yen	68,630,000	(27,990)
7/25/2016	Citibank	U.S. Dollars	295,200	Japanese Yen	36,309,000	(28,632)
7/25/2016	JP Morgan Chase	U.S. Dollars	455,211	Japanese Yen	56,000,000	(44,241)
8/16/2016	JP Morgan Chase	U.S. Dollars	211,498	Japanese Yen	23,650,000	403
8/31/2016	Barclays	U.S. Dollars	105,362	Japanese Yen	11,810,000	(109)
9/9/2016	Barclays	U.S. Dollars	284,831	Japanese Yen	32,151,400	(2,394)
9/20/2016	Barclays	U.S. Dollars	309,877	Japanese Yen	37,430,000	(24,637)
9/23/2016	Citibank	U.S. Dollars	321,641	Japanese Yen	35,670,000	2,823
9/26/2016	Deutsche Bank	U.S. Dollars	159,811	Japanese Yen	17,733,000	1,297
9/26/2016	Barclays	U.S. Dollars	161,549	Japanese Yen	18,110,000	(336)
10/17/2016	Deutsche Bank	U.S. Dollars	4,386,048	Japanese Yen	520,185,270	(268,184)
10/24/2016	Barclays	U.S. Dollars	165,042	Japanese Yen	19,600,000	(10,379)
1/10/2017	Goldman Sachs	U.S. Dollars	168,425	Japanese Yen	19,732,000	(8,794)
1/27/2017	JP Morgan Chase	U.S. Dollars	166,469	Japanese Yen	19,500,000	(8,800)
2/16/2017	Citibank	U.S. Dollars	318,623	Japanese Yen	35,400,000	158
2/16/2017	HSBC	U.S. Dollars	158,168	Japanese Yen	17,820,000	(2,144)
2/16/2017	JP Morgan Chase	U.S. Dollars	157,304	Japanese Yen	17,813,000	(2,945)
2/16/2017	Goldman Sachs	U.S. Dollars	106,462	Japanese Yen	11,840,000	(53)
2/27/2017	Barclays	U.S. Dollars	53,450	Japanese Yen	5,910,000	257
3/1/2017	Deutsche Bank	U.S. Dollars	35,372	Japanese Yen	3,936,000	(57)

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2016

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
4/25/2016	HSBC	U.S. Dollars	889,907	South Korea Won	1,099,000,000	$(70,464)
4/26/2016	HSBC	U.S. Dollars	247,400	South Korea Won	306,000,000	(19,994)
5/2/2016	HSBC	U.S. Dollars	297,859	South Korea Won	369,000,000	(24,533)
5/19/2016	Citibank	U.S. Dollars	2,720,354	South Korea Won	3,346,000,000	(201,577)
5/24/2016	HSBC	U.S. Dollars	669,367	South Korea Won	827,000,000	(52,714)
5/31/2016	HSBC	U.S. Dollars	209,216	South Korea Won	259,000,000	(16,882)
6/2/2016	HSBC	U.S. Dollars	595,938	South Korea Won	738,000,000	(48,280)
6/7/2016	Goldman Sachs	U.S. Dollars	838,271	South Korea Won	1,037,000,000	(66,852)
9/26/2016	HSBC	U.S. Dollars	707,440	South Korea Won	823,000,000	(9,533)

						$(2,031,878)

GuideMark® Opportunistic Fixed Income Fund

INTEREST RATE SWAPS

March 31, 2016

Pay/Receive Floating Rate	Floating Rate Index		Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	*	0.926%	10/17/2017	Citibank	$790,000	$(1,476)	$0	$(1,476)
Receive	3-MO-USD-LIBOR		3.018%	8/22/2023	JP Morgan Chase	7,290,000	(819,935)	0	(819,935)
Receive	3-MO-USD-LIBOR	**	1.914%	1/22/2025	Citibank	490,000	(14,614)	0	(14,614)
Receive	3-MO-USD-LIBOR	**	1.970%	1/23/2025	Citibank	610,000	(21,033)	0	(21,033)
Receive	3-MO-USD-LIBOR	**	1.973%	1/27/2025	Citibank	360,000	(12,512)	0	(12,512)
Receive	3-MO-USD-LIBOR	**	1.937%	1/29/2025	Citibank	90,000	(2,855)	0	(2,855)
Receive	3-MO-USD-LIBOR	**	1.942%	1/30/2025	Citibank	80,000	(2,566)	0	(2,566)
Receive	3-MO-USD-LIBOR	**	1.817%	2/3/2025	Citibank	120,000	(2,575)	0	(2,575)
Receive	3-MO-USD-LIBOR	*	1.978%	3/27/2025	Citibank	1,200,000	(41,902)	0	(41,902)
Receive	3-MO-USD-LIBOR	*	1.985%	3/27/2025	Citibank	1,200,000	(42,654)	0	(42,654)
Receive	3-MO-USD-LIBOR		3.848%	8/22/2043	JP Morgan Chase	4,170,000	(1,591,234)	0	(1,591,234)

							$(2,553,356)	$0	$(2,553,356)

*	Centrally cleared swap, clearing agent: Deutsche Bank
**	Centrally cleared swap, clearing agent: JP Morgan Chase

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 98.96%
	Affiliated Mutual Funds - 31.35%
522,148	GuideMark® Emerging Markets Fund - Institutional Shares	$5,931,602
2,012,839	GuideMark® Large Cap Core Fund - Institutional Shares	29,890,657
2,444,870	GuideMark® Small/Mid Cap Core Fund - Institutional Shares	37,479,858
6,501,923	GuideMark® World ex-US Fund - Institutional Shares	50,324,887

		123,627,004

	Exchange Traded Funds - 67.61%
43,747	iShares 1-3 Year Treasury Bond ETF (a)	3,719,807
34,142	iShares 7-10 Year Treasury Bond ETF (a)	3,767,228
80,870	iShares 20+ Year Treasury Bond ETF (a)	10,562,431
436,149	iShares Core MSCI Emerging Markets ETF (a)	18,152,521
40,460	iShares Core U.S. Credit Bond ETF	4,462,738
35,749	iShares JPMorgan USD Emerging Markets Bond ETF	3,944,902
363,865	iShares MSCI Canada ETF (a)	8,627,239
435,927	iShares MSCI Switzerland Capped ETF (a)	12,960,110
115,357	SPDR Barclays High Yield Bond ETF	3,950,977
60,526	SPDR S&P 600 Small Cap Growth ETF (a)	10,460,709
214,400	SPDR S&P China ETF	14,962,976
1,395,927	Vanguard FTSE Developed Markets ETF (a)	50,057,942
86,613	Vanguard Global ex-U.S. Real Estate ETF	4,634,662
152,569	Vanguard REIT ETF (a)	12,785,282
489,282	Vanguard S&P 500 ETF	92,259,014
4,506	Vanguard Total Bond Market ETF (a)	373,052
133,128	Vanguard Value ETF	10,968,416

		266,650,006

	Total Investment Companies (Cost $347,117,400)	390,277,010

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 1.06%
	Money Market Funds - 1.06%
4,189,321	Federated Prime Obligations Fund Effective Yield, 0.39% (b)	$4,189,321

	Total Short-Term Investments (Cost $4,189,321)	4,189,321

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 19.54%
	Money Market Funds - 19.54%
77,049,918	Mount Vernon Prime Portfolio Effective Yield, 0.53% (b)	77,049,918

	Total Investments Purchased as Securities Lending Collateral (Cost $77,049,918)	77,049,918

	Total Investments (Cost $428,356,639) - 119.56%	471,516,249
	Liabilities in Excess of Other Assets - (19.56)%	(77,123,829)

	TOTAL NET ASSETS - 100.00%	$394,392,420

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 99.25%
	Affiliated Mutual Funds - 13.01%
12,959	GuideMark® Emerging Markets Fund - Institutional Shares	$147,214
98,213	GuideMark® Large Cap Core Fund - Institutional Shares	1,458,470
205,071	GuideMark® Small/Mid Cap Core Fund - Institutional Shares	3,143,743
327,752	GuideMark® World ex-US Fund - Institutional Shares	2,536,800

		7,286,227

	Exchange Traded Funds - 86.24%
17,800	iShares 1-3 Year Treasury Bond ETF (a)	1,513,534
26,904	iShares 10+ Year Credit Bond ETF (a)	1,594,869
42,475	iShares 20+ Year Treasury Bond ETF (a)	5,547,660
74,943	iShares 7-10 Year Treasury Bond ETF	8,269,211
10,920	iShares Core MSCI Emerging Markets ETF	454,490
14,837	iShares Core U.S. Credit Bond ETF	1,636,521
5,814	iShares JPMorgan USD Emerging Markets Bond ETF	641,575
56,280	iShares MSCI Switzerland Capped ETF (a)	1,673,204
72,943	iShares MSCI USA Minimum Volatility ETF (a)	3,204,386
16,225	PowerShares DB Gold Fund (a)(b)	653,543
90,345	SPDR Barclays High Yield Bond ETF	3,094,316
12,034	SPDR Barclays International Treasury Bond ETF (b)	670,775
30,918	SPDR Barclays TIPS ETF	1,768,819
15,951	SPDR S&P China ETF	1,113,220
4,662	SPDR S&P 600 Small Cap Value ETF (a)	454,825
109,632	Vanguard FTSE Developed Markets ETF (a)	3,931,404
99,954	Vanguard Mortgage-Backed Securities ETF	5,344,540
10,488	Vanguard REIT ETF	878,894
24,135	Vanguard S&P 500 ETF	4,550,896
3,949	Vanguard Total Bond Market ETF (a)	326,938
11,616	Vanguard Value ETF	957,042

		48,280,662

	Total Investment Companies (Cost $51,160,319)	55,566,889

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 1.22%
	Money Market Funds - 1.22%
684,486	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (c)	$684,486

	Total Short-Term Investments (Cost $684,486)	684,486

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 22.90%
	Money Market Funds - 22.90%
12,824,493	Mount Vernon Prime Portfolio Effective Yield, 0.53% (c)	12,824,493

	Total Investments Purchased as Securities Lending Collateral (Cost $12,824,493)	12,824,493

	Total Investments (Cost $64,669,298) - 123.37%	69,075,868
	Liabilities in Excess of Other Assets - (23.37)%	(13,086,894)

	TOTAL NET ASSETS - 100.00%	$55,988,974

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 99.06%
	Exchange Traded Funds - 99.06%
280,519	iShares 1-3 Year Credit Bond ETF	$29,572,313
179,720	iShares Core U.S. Credit Bond ETF	19,823,116
297,702	iShares Floating Rate Bond ETF	15,010,135
34,057	iShares JPMorgan USD Emerging Markets Bond ETF	3,758,190
166,476	iShares MSCI ACWI ETF	9,332,645
279,304	iShares TIPS Bond ETF (b)	32,019,410
254,136	PowerShares DB Precious Metals Fund (a)(b)	9,456,401
420,897	PowerShares DB U.S. Dollar Index Bearish Fund (a)(b)	9,394,421
381,514	PowerShares DB U.S. Dollar Index Bullish Fund (a)(b)	9,362,354
207,103	PowerShares Senior Loan Portfolio (a)	4,701,238
137,099	SPDR Barclays High Yield Bond ETF	4,695,641
337,810	SPDR Barclays International Treasury Bond ETF (b)	18,829,529
321,938	SPDR Barclays Short Term Corporate Bond ETF	9,860,961
228,550	Technology Select Sector SPDR Fund	10,138,478
117,387	Vanguard Mid-Cap Growth ETF	11,769,220
145,251	Vanguard Mid-Cap Value ETF	12,654,267
503,737	Vanguard S&P 500 ETF	94,984,649
279,477	Vanguard Short-Term Bond Index Fund	22,534,230
389,324	Vanguard Short-Term Corporate Bond ETF	31,157,600
197,708	Vanguard Total Bond Market ETF (a)	16,368,245
120,270	Vanguard Total International Bond ETF	6,559,526
157,010	Vanguard Value ETF	12,936,054

		394,918,623

	Total Investment Companies (Cost $388,325,440)	394,918,623

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 0.82%
	Money Market Funds - 0.82%
3,252,838	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (c)	$3,252,838

	Total Short-Term Investments (Cost $3,252,838)	3,252,838

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 3.79%
	Money Market Funds - 3.79%
15,134,578	Mount Vernon Prime Portfolio Effective Yield, 0.53% (c)	15,134,578

	Total Investments Purchased as Securities Lending Collateral (Cost $15,134,578)	15,134,578

	Total Investments (Cost $406,712,856) - 103.67%	413,306,039
	Liabilities in Excess of Assets - (3.67)%	(14,643,279)

	TOTAL NET ASSETS - 100.00%	$398,662,760

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2016.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 98.98%
	Affiliated Mutual Funds - 4.13%
670,635	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	$6,069,246

		6,069,246

	Exchange Traded Funds - 31.33%
1,038,007	SPDR Barclays High Yield Bond ETF	35,551,740
127,738	SPDR Barclays Short Term High Yield Bond ETF (a)	3,298,195
20,725	Vanguard Mid-Cap Value ETF (a)	1,805,562
5,012	Vanguard Small-Cap Value ETF	510,623
17,922	Vanguard Total Bond Market ETF (a)	1,483,762
41,071	Vanguard Value ETF	3,383,840

		46,033,722

	Mutual Funds - 63.52%
4,135,894	BlackRock High Yield Portfolio - Institutional Shares	29,571,642
214,354	Gateway Fund - Class Y	6,299,862
655,056	John Hancock Funds II - Alternative Asset Allocation Fund - Institutional Shares	8,915,314
299,189	JPMorgan Hedged Equity Fund - Select Shares (d)	4,793,005
70,883	JPMorgan Research Equity Long/Short Fund - Select Shares (b)	1,134,125
317,737	JPMorgan Systematic Alpha Fund - Institutional Shares (b)(d)	4,902,679
1,251,100	JPMorgan Unconstrained Debt Fund - Select Shares	12,148,184
597,001	Oppenheimer Fundamental Alternatives Fund - Institutional Shares (d)	16,178,717
197,101	Pioneer Strategic Income Fund - Class Y	2,034,079
413,187	T. Rowe Price Institutional Floating Rate Fund	4,057,498
590,248	Vanguard High-Yield Corporate Fund - Admiral Shares	3,299,486

		93,334,591

	Total Investment Companies (Cost $142,504,462)	145,437,559

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 0.80%
	Money Market Funds - 0.80%
1,176,713	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (c)	$1,176,713

	Total Short-Term Investments (Cost $1,176,713)	1,176,713

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 1.43%
	Money Market Funds - 1.43%
2,105,637	Mount Vernon Prime Portfolio Effective Yield, 0.53% (c)	2,105,637

	Total Investments Purchased as Securities Lending Collateral (Cost $2,105,637)	2,105,637

	Total Investments (Cost $145,786,812) - 101.21%	148,719,909
	Liabilities in Excess of Other Assets - (1.21)%	(1,782,073)

	TOTAL NET ASSETS - 100.00%	$146,937,836

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2016.
(d)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 5.22% of total net assets as of March 31, 2016.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 98.80%
	Affiliated Mutual Funds - 3.10%
130,657	GuideMark® Core Fixed Income Fund - Institutional Shares	$1,236,015
229,279	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	2,074,975

		3,310,990

	Exchange Traded Funds - 65.08%
17,874	iShares 7-10 Year Treasury Bond ETF (a)	1,972,217
44,870	iShares 10+ Year Credit Bond ETF (a)	2,659,894
32,884	iShares 20+ Year Treasury Bond ETF (a)	4,294,979
29,987	iShares Global Infrastructure ETF	1,172,192
4,284	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	509,025
187,948	iShares International Select Dividend ETF (a)	5,448,613
13,239	iShares JPMorgan USD Emerging Markets Bond ETF	1,460,924
158,981	iShares MSCI Australia ETF (a)	3,071,513
204,002	iShares U.S. Preferred Stock ETF (a)	7,962,198
188,053	SPDR Barclays High Yield Bond ETF	6,440,815
255,712	SPDR Barclays Short Term Corporate Bond ETF	7,832,459
100,475	SPDR Barclays Short Term High Yield Bond ETF	2,594,265
9,732	Vanguard Global ex-U.S. Real Estate ETF	520,759
4,145	Vanguard Intermediate-Term Corporate Bond ETF	360,325
14,558	Vanguard REIT ETF (a)	1,219,960
5,602	Vanguard S&P 500 ETF	1,056,313
23,442	Vanguard Total Bond Market ETF (a)	1,940,763
81,129	WisdomTree Emerging Markets Equity Income Fund	2,825,723
209,978	WisdomTree High Dividend Fund	13,287,407
42,816	WisdomTree SmallCap Dividend Fund (a)	2,942,316

		69,572,660

	Mutual Funds - 30.62%
649,803	BlackRock Dynamic High Income Portfolio - Institutional Shares (c)	5,815,736
953,558	BlackRock Global Dividend Portfolio - Institutional Shares	11,337,805
287,584	BlackRock Multi-Asset Income Fund - Institutional Shares	3,008,131
738,953	T. Rowe Price Institutional Floating Rate Fund	7,256,516
950,179	Vanguard High-Yield Corporate Fund - Admiral Shares	5,311,500

		32,729,688

	Total Investment Companies (Cost $99,786,667)	105,613,338

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 0.73%
	Money Market Funds - 0.73%
780,774	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (b)	$780,774

	Total Short-Term Investments (Cost $780,774)	780,774

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 19.50%
	Money Market Funds - 19.50%
20,849,155	Mount Vernon Prime Portfolio Effective Yield, 0.53% (b)	20,849,155

	Total Investments Purchased as Securities Lending Collateral (Cost $20,849,155)	20,849,155

	Total Investments (Cost $121,416,596) - 119.03%	127,243,267
	Liabilities in Excess of Other Assets - (19.03)%	(20,341,843)

	TOTAL NET ASSETS - 100.00%	$106,901,424

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2016.
(c)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 3.19% of total net assets as of March 31, 2016.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2016

Number of Shares		Value
	INVESTMENT COMPANIES - 99.18%
	Affiliated Mutual Funds - 0.64%
77,671	GuideMark® Core Fixed Income Fund - Institutional Shares	$734,766

		734,766

	Exchange Traded Funds - 70.99%
71,369	iShares 1-3 Year Treasury Bond ETF (a)	6,068,506
75,299	iShares 20+ Year Treasury Bond ETF (a)	9,834,802
2,118	iShares Core MSCI Emerging Markets ETF	88,151
38,071	iShares Core U.S. Credit Bond ETF	4,199,231
82,069	iShares JPMorgan USD Emerging Markets Bond ETF	9,056,314
8,822	PowerShares DB Agriculture Fund (a)(b)	181,733
10,117	PowerShares DB Base Metals Fund (a)(b)	125,653
35,150	PowerShares DB Energy Fund (a)(b)	366,966
1,689	PowerShares DB Precious Metals Fund (a)(b)	62,848
23,650	PowerShares International Corporate Bond Portfolio (a)	622,468
87,238	SPDR Barclays 1-3 Month T-Bill ETF (a)(b)	3,985,904
205,917	SPDR Barclays Short Term Corporate Bond ETF	6,307,238
59,025	Vanguard FTSE Developed Markets ETF (a)	2,116,637
112,726	Vanguard Intermediate-Term Corporate Bond ETF	9,799,271
25,470	Vanguard Long-Term Corporate Bond ETF	2,278,292
369,905	Vanguard Mortgage-Backed Securities ETF (a)	19,778,820
21,503	Vanguard S&P 500 ETF	4,054,606
30,901	Vanguard Total Bond Market ETF (a)	2,558,294

		81,485,734

	Mutual Funds - 27.55%
304,198	BlackRock Low Duration Bond Portfolio - Institutional Shares	2,923,340
197,527	DoubleLine Core Fixed Income Fund - Institutional Shares	2,147,115
586,005	DoubleLine Low Duration Bond Fund - Institutional Shares	5,854,193
182,709	DoubleLine Multi-Asset Growth Fund - Institutional Shares (d)	1,616,973
1,351,803	DoubleLine Total Return Bond Fund - Institutional Shares	14,694,101
446,981	T. Rowe Price Institutional Floating Rate Fund	4,389,352

		31,625,074

	Total Investment Companies (Cost $111,369,345)	113,845,574

Number of Shares		Value
	SHORT-TERM INVESTMENTS - 0.91%
	Money Market Funds - 0.91%
1,042,296	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39% (c)	$1,042,296

	Total Short-Term Investments (Cost $1,042,296)	1,042,296

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 14.49%
	Money Market Funds - 14.49%
16,638,946	Mount Vernon Prime Portfolio Effective Yield, 0.53% (c)	16,638,946

	Total Investments Purchased as Securities Lending Collateral (Cost $16,638,946)	16,638,946

	Total Investments (Cost $129,050,587) - 114.58%	131,526,816
	Liabilities in Excess of Other Assets - (14.58)%	(16,736,787)

	TOTAL NET ASSETS - 100.00%	$114,790,029

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2016.
(d)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 0.05% of total net assets as of March 31, 2016.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2016

Principal Amount		Value
	SHORT-TERM INVESTMENTS - 99.86%
	Certificate of Deposit - 70.52%
$8,000,000	Abbey National Treasury Services Plc 0.640%, 04/26/2016	$8,000,000
4,000,000	Bank of Nova Scotia 0.748%, 08/08/2016 (a)	4,001,576
3,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.390%, 04/07/2016	3,000,000
5,600,000	CIBC 0.230%, 04/01/2016	5,600,000
8,000,000	Credit Agricole Corporate and Investment Bank 0.320%, 04/05/2016	8,000,000
5,000,000	Dexia Credit Local SA 0.605%, 05/02/2016 (a)	5,000,115
8,000,000	DNB ASA 0.520%, 04/28/2016	8,000,000
8,000,000	DZ Bank AG Deutsche Zentral-Genossenschaftsbank 0.670%, 06/06/2016	8,003,101
8,000,000	Landesbank Hessen-Thueringen 0.450%, 05/02/2016	8,000,000
8,000,000	Mizuho Bank, Ltd. 0.600%, 05/04/2016	8,000,000
8,000,000	National Australia Bank 0.800%, 08/02/2016	8,007,215
8,000,000	National Bank of Kuwait 0.280%, 04/01/2016	8,000,000
5,000,000	Oversea-Chinese Banking Corp. Ltd. 0.480%, 04/05/2016	5,000,000
7,000,000	Royal Bank of Canada 0.609%, 06/06/2016 (a)	7,000,357
8,000,000	Sumitomo Mitsui Banking Corp. 0.860%, 07/28/2016	8,004,008
8,000,000	Sumitomo Mitsui Trust Bank, Ltd. 0.700%, 06/15/2016	8,002,436
8,000,000	Svenska Handelsbanken AB 0.555%, 04/27/2016	8,000,029
6,500,000	Swedbank AB 0.540%, 05/05/2016	6,500,000
8,000,000	Wells Fargo Bank, NA 0.830%, 08/19/2016	8,001,690

		132,120,527

	Commercial Paper - 11.47%
7,000,000	CICNY 0.650%, 06/01/2016	7,002,467
8,000,000	ING U.S. Funding LLC 0.000%, 04/01/2016 (b)	8,000,000
6,500,000	JPMorgan Securities LLC 0.539%, 07/21/2016 (b)	6,489,100

		21,491,567

Principal Amount		Value
	Corporate Obligations - 1.60%
$3,000,000	Bank of America Corp. 0.670%, 07/06/2016	$3,001,419

Number of Shares
	Money Market Funds - 2.27%
4,259,019	Federated Prime Obligations Fund - Class IS Effective Yield, 0.39%, (c)(e)	4,259,019

		4,259,019

Principal Amount
	U.S. Treasury Bill - 14.00%
	United States Treasury Bill
$4,750,000	0.119%, 04/21/2016 (b)(d)(e)	4,749,411
4,750,000	0.175%, 05/19/2016 (b)(d)(e)	4,748,226
4,750,000	0.231%, 07/07/2016 (b)(d)(e)	4,747,080
6,000,000	0.328%, 08/18/2016 (b)(d)(e)	5,992,363
6,000,000	0.378%, 09/22/2016 (b)(d)(e)	5,989,212

		26,226,292

	Total Short-Term Investments (Cost $187,067,886)	187,098,824

	Total Investments (Cost $187,067,886) - 99.86%	187,098,824
	Other Assets in Excess of Liabilities - 0.14%	259,975

	TOTAL NET ASSETS - 100.00%	$187,358,799

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2016.
(b)	Zero coupon bond. The effective yield is listed.
(c)	Seven-day yield as of March 31, 2016.
(d)	All or a portion of this security is held as collateral for certain futures contracts.
(e)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2016

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	29	$2,901,947	Apr-16	$(5,250)
Australian 10-Year Treasury Bond Futures	191	14,277,233	Jun-16	191,965
Australian 3-Year Treasury Bond Futures	359	27,001,709	Jun-16	70,914
Australian Dollar Futures	158	12,087,000	Jun-16	307,469
Brent Crude Futures(a)	(1)	(40,330)	Apr-16	288
British Pound Futures	(42)	(3,772,913)	Jun-16	(59,777)
CAC40 Index Futures	(72)	(3,591,356)	Apr-16	31,909
Canadian 10-Year Bond Futures	378	41,061,205	Jun-16	(120,752)
Cocoa Futures(a)	117	3,451,500	May-16	(93,052)
Coffee ‘C’ Futures(a)	(24)	(1,147,050)	May-16	(85,186)
Copper Futures(a)	11	600,325	May-16	(20,011)
Corn Futures(a)	(93)	(1,634,475)	May-16	31,571
Cotton No. 2 Futures(a)	(171)	(4,996,620)	May-16	(7,537)
DJIA E-Mini CBOT Futures	249	21,905,775	Jun-16	456,495
E-mini Nasdaq 100 Futures	168	15,040,200	Jun-16	461,367
E-mini S&P 500 Futures	165	16,924,875	Jun-16	167,216
Euribor 3 Month Futures	292	83,274,542	Jun-16	(1,546)
Euro Fx Futures	178	25,391,700	Jun-16	676,744
Euro Stoxx 50® Index Futures	(17)	(566,983)	Jun-16	4,459
Euro-Bobl Futures	225	33,565,276	Jun-16	(84,812)
Euro-BTP Futures	76	12,160,899	Jun-16	164,620
Euro-Bund Futures	388	72,106,781	Jun-16	243,429
Eurodollar 90 Day Futures	1,343	333,198,300	Sep-16	62,768
Euro-OATS Futures	102	18,366,291	Jun-16	233,069
Euro-Schatz Futures	510	64,872,214	Jun-16	(115,271)
FTSE 100 Index Futures	(32)	(2,809,525)	Jun-16	(23,156)
FTSE MIB Index Futures	(20)	(2,013,632)	Jun-16	46,495
FTSE/JSE Top 40 Index Futures	76	2,408,784	Jun-16	(25,014)
Gold 100 Oz. Futures(a)	46	5,683,760	Jun-16	64,622
Hang Seng Index Futures	20	2,682,230	Apr-16	50,637
IBEX 35® Index Futures	(2)	(197,765)	Apr-16	4,776
Japanese 10-Year Bond Futures	17	22,853,970	Jun-16	8,151
Japanese Yen Futures	320	35,616,000	Jun-16	49,227
Live Cattle Futures(a)	(97)	(4,812,170)	Jun-16	49,964
LME Aluminium Futures(a)	(213)	(8,075,363)	Jun-16	(409,052)
LME Copper Futures(a)	41	4,972,275	Jun-16	(17,920)
LME Nickel Futures(a)	(7)	(356,265)	Jun-16	(145,219)
LME Zinc Futures(a)	30	1,361,063	Jun-16	(66,348)
Long Gilt Futures	182	31,686,496	Jun-16	47,320
Low Sulphur Gas Oil Futures(a)	9	322,650	May-16	(17,794)
MSCI Singapore Index Futures	154	3,643,625	Apr-16	12,461
MSCI Taiwan Index Futures	366	11,785,200	Apr-16	76,468
Natural Gas Futures(a)	(256)	(5,015,040)	Apr-16	(203,613)
New Zealand Dollar Futures	75	5,172,000	Jun-16	150,078
Nifty 50 Index Futures	138	2,149,350	Apr-16	24,194
Nikkei 225 Futures	(5)	(744,591)	Jun-16	8,854
NY Harbor ULSD Futures(a)	(2)	(99,582)	Apr-16	3,329
OMXS30 Futures	(15)	(248,422)	Apr-16	(365)
RBOB Gasoline Futures(a)	4	243,046	Apr-16	(3,942)
Russell 2000 Mini Index Futures	55	6,102,800	Jun-16	285,901
S&P/TSX 60 Index Futures	64	7,756,381	Jun-16	61,246
Silver Futures(a)	(11)	(850,520)	May-16	(13,650)
Soybean Futures(a)	220	10,018,250	May-16	40,002
Soybean Meal Futures(a)	29	783,870	May-16	(7,704)
Soybean Oil Futures(a)	416	8,541,312	May-16	234,349
SPI 200TM Index Futures	29	2,815,415	Jun-16	(16,375)
Sterling LIBOR 90 Day Futures	1,967	351,035,631	Jun-16	(27,042)
Sugar No. 11 Futures(a)	372	6,395,424	Apr-16	(303,487)

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued)

March 31, 2016

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Swiss Franc Futures	8	$1,044,400	Jun-16	$3,052
TOPIX Index Futures	(3)	(359,190)	Jun-16	6,068
U.S. Treasury 2-Year Note Futures	593	129,718,750	Jun-16	61,772
U.S. Treasury 5-Year Note Futures	686	83,118,547	Jun-16	149,864
U.S. Treasury 10-Year Note Futures	399	52,025,859	Jun-16	(89,866)
U.S. Treasury Long Bond Futures	135	22,199,063	Jun-16	(25,379)
U.S. Treasury Ultra Bond Futures	29	5,003,406	Jun-16	26,231
Wheat Futures(a)	(232)	(5,492,600)	May-16	(236,241)
WTI Crude Futures(a)	(21)	(805,140)	Apr-16	16,613

				$2,360,596

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2016

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $297,991,297, $120,948,863, and $106,788,358, respectively)[1]	$327,818,579	$125,194,105	$110,660,351
Cash	5,100	—	2,464
Foreign currencies (cost $0, $66,425, and $0, respectively)	—	68,240	—
Income receivable	280,911	74,696	110,302
Receivable for dividend reclaims	4,280	23,917	—
Receivable for investment securities sold	11,784,394	377,331	2,009,778
Receivable for fund shares sold	316,440	139,048	102,877
Other assets	46,937	27,758	34,218

Total Assets	340,256,641	125,905,095	112,919,990

LIABILITIES:
Payable for collateral on securities loaned	85,097,996	950,382	23,286,836
Payable for investment securities purchased	3,723,106	6,619	420,428
Payable for fund shares redeemed	992,419	421,523	261,224
Payable to Investment Advisor	140,647	85,229	51,844
Other accrued expenses	160,737	135,425	78,070

Total Liabilities	90,114,905	1,599,178	24,098,402

NET ASSETS	$250,141,736	$124,305,917	$88,821,588

NET ASSETS CONSIST OF:
Capital stock	219,878,344	215,572,637	86,822,060
Unrealized appreciation on:
Investments	29,827,282	4,245,242	3,871,993
Foreign currencies	—	2,874	—
Accumulated undistributed net investment income (loss)	482,811	(627,462)	—
Accumulated undistributed net realized loss	(46,701)	(94,887,374)	(1,872,465)

Total Net Assets	$250,141,736	$124,305,917	$88,821,588

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	2,111,052	535,107	2,649,941
Net assets	31,353,268	6,081,265	40,624,613
Net asset value, offering and redemption price per share	$14.85	$11.37	$15.33

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	14,906,220	10,293,506	3,221,584
Net assets	218,788,468	118,224,652	48,196,975
Net asset value, offering and redemption price per share	$14.68	$11.49	$14.96

[1]Includes loaned securities with a value of:	$83,158,438	$924,500	$22,708,137

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2016

	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
ASSETS:
Investments, at value (cost $181,377,991, $82,674,016, and $225,831,938, respectively)[1]	$191,248,389	$90,752,202	$231,111,916
Foreign currencies (cost $177,203, $0, and $0, respectively)	178,445	—	—
Cash	—	1,742	—
Variation margin on futures	—	—	12,062
Variation margin on swaps	—	—	321,508
Income receivable	688,403	53,421	1,108,652
Receivable for dividend reclaims	564,287	1,505	—
Receivable for investment securities sold	—	358,388	4,345,459
Receivable for fund shares sold	163,887	174,915	419,279
Swap premiums paid	—	—	32,764
Deposits with brokers for futures and swaps	—	—	181,367
Other assets	36,550	29,763	33,257

Total Assets	192,879,961	91,371,936	237,566,264

LIABILITIES:
Depreciation on swap agreements	—	—	5,226
Payable for collateral on securities loaned	3,371,777	20,750,989	3,797,653
Payable for investment securities purchased	—	—	21,110,121
Payable for fund shares redeemed	1,019,626	354,577	904,230
Payable to Investment Advisor	141,423	62,721	136,252
Payable to Custodian	—	—	9,176
Swap premiums received	—	—	181,289
Other accrued expenses	162,311	73,058	199,087

Total Liabilities	4,695,137	21,241,345	26,343,034

NET ASSETS	$188,184,824	$70,130,591	$211,223,230

NET ASSETS CONSIST OF:
Capital stock	394,983,381	63,665,766	206,852,154
Unrealized appreciation (depreciation) on:
Investments	9,870,398	8,078,186	5,279,987
Foreign currencies	(15,900)	—	—
Swaps	—	—	(5,226)
Futures contracts	—	—	12,257
Accumulated undistributed net investment income (loss)	3,133,154	(105,707)	277,519
Accumulated undistributed net realized loss	(219,786,209)	(1,507,654)	(1,193,461)

Total Net Assets	$188,184,824	$70,130,591	$211,223,230

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	6,829,675	23,301	208,328
Net assets	52,879,582	229,498	1,970,942
Net asset value, offering and redemption price per share	$7.74	$9.85	$9.46

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	17,659,348	6,996,013	21,943,890
Net assets	135,305,242	69,901,093	209,252,288
Net asset value, offering and redemption price per share	$7.66	$9.99	$9.54

[1]Includes loaned securities with a value of:	$3,258,382	$20,280,499	$3,728,051

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2016

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund
ASSETS:
Investments, at value (cost $45,020,833, $91,202,276, and $325,452,090, respectively)[1]	$49,156,208	$84,486,997	$347,889,245
Investments in affiliates, at value (cost $0, $0 and $102,904,549, respectively)	—	—	123,627,004
Foreign currencies (cost $0, $1,243,229, and $0, respectively)	—	1,246,240	—
Cash	—	—	—
Variation margin on swaps	—	349,414	—
Income receivable	690,938	637,943	1,695
Receivable for dividend reclaims	—	325	—
Receivable for investment securities and foreign currencies sold	—	1,879,284	163,535
Receivable for fund shares sold	4,900	90,242	1,458,936
Receivable from broker	—	360,000	—
Deposits with brokers for forwards and swaps	—	3,290,000	—
Appreciation of forward foreign currency contracts	—	465,819	—
Other assets	15,303	20,822	62,139

Total Assets	49,867,349	92,827,086	473,202,554

LIABILITIES:
Depreciation of forward foreign currency contracts	—	2,497,697	—
Depreciation on swap agreements	—	2,553,356	—
Payable for collateral on securities loaned	—	—	77,049,918
Payable for investment securities and foreign currencies purchased	—	373,500	512,019
Payable for fund shares redeemed	687,226	434,396	856,911
Payable to Investment Advisor	27,124	99,995	79,218
Other accrued expenses	68,099	126,942	312,068

Total Liabilities	782,449	6,085,886	78,810,134

NET ASSETS	$49,084,900	$86,741,200	$394,392,420

NET ASSETS CONSIST OF:
Capital stock	47,790,525	106,374,521	343,177,507
Unrealized appreciation (depreciation) on:
Investments	4,135,375	(6,715,279)	22,437,155
Investments in affiliates	—	—	20,722,455
Foreign currencies	—	6,082	—
Swaps	—	(2,553,356)	—
Forward currency exchange contracts	—	(2,031,878)	—
Accumulated undistributed net investment income	21,660	6,372,002	804,411
Accumulated undistributed net realized gain (loss)	(2,862,660)	(14,710,892)	7,250,892

Total Net Assets	$49,084,900	$86,741,200	$394,392,420

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	947,387	1,049,079
Net assets	—	8,572,900	10,968,769
Net asset value, offering and redemption price per share	$—	$9.05	$10.46

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	4,225,522	8,633,729	36,802,465
Net assets	49,084,900	78,168,300	383,423,651
Net asset value, offering and redemption price per share	$11.62	$9.05	$10.42

[1]Includes loaned securities with a value of:	$—	$—	$75,048,851

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2016

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
ASSETS:
Investments, at value (cost $59,437,197, $406,712,856 and $139,694,109, respectively)[1]	$61,789,641	$413,306,039	$142,650,663
Investments in affiliates, at value (cost $5,232,101, $0, and $6,092,703, respectively)	7,286,227	—	6,069,246
Cash	—	18,014	—
Income receivable	280	1,259	171,685
Receivable for investment securities sold	174,581	104,726,932	213,010
Receivable for fund shares sold	58,086	842,903	344,570
Other assets	30,215	58,353	55,390

Total Assets	69,339,030	518,953,500	149,504,564

LIABILITIES:
Payable for collateral on securities loaned	12,824,493	15,134,578	2,105,638
Payable for investment securities purchased	327,256	103,975,712	22,385
Payable for fund shares redeemed	119,641	727,391	228,108
Payable to Investment Advisor	21,753	201,492	81,169
Other accrued expenses	56,913	251,567	129,428

Total Liabilities	13,350,056	120,290,740	2,566,728

NET ASSETS	$55,988,974	$398,662,760	$146,937,836

NET ASSETS CONSIST OF:
Capital stock	46,780,166	418,975,921	158,787,778
Unrealized appreciation (depreciation) on:
Investments	2,352,444	6,593,183	2,956,554
Investments in affiliates	2,054,126	—	(23,457)
Accumulated undistributed net investment income (loss)	(23,855)	3,173,148	545,324
Accumulated undistributed net realized gain (loss)	4,826,093	(30,079,492)	(15,328,363)

Total Net Assets	$55,988,974	$398,662,760	$146,937,836

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	443,733	533,666	113,043
Net assets	4,220,428	5,005,303	1,107,629
Net asset value, offering and redemption price per share	$9.51	$9.38	$9.80

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	5,434,506	42,229,229	14,859,522
Net assets	51,768,546	393,657,457	145,830,207
Net asset value, offering and redemption price per share	$9.53	$9.32	$9.81

[1]Includes loaned securities with a value of:	$12,518,375	$14,817,395	$2,053,318

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2016

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $118,127,462, $128,332,146, and $187,067,886, respectively)[1]	$123,932,277	$130,792,050	$187,098,824
Investments in affiliates, at value (cost $3,289,134, $718,441, and $0, respectively)	3,310,990	734,766	—
Cash	65,655	1,022	—
Variation margin on futures	—	—	25,648
Income receivable	203,944	100,964	112,084
Receivable for investment securities sold	2,248,610	140,407	—
Receivable for fund shares sold	296,333	194,273	711,472
Deposits with brokers for futures	—	—	70,892
Other assets	25,436	31,954	32,114

Total Assets	130,083,245	131,995,436	188,051,034

LIABILITIES:
Payable for collateral on securities loaned	20,849,155	16,638,946	—
Payable for investment securities purchased	2,007,314	161,100	—
Payable for fund shares redeemed	179,695	258,321	370,171
Payable to Investment Advisor	53,582	50,058	127,254
Payable to Custodian	—	—	53,003
Other accrued expenses	92,075	96,982	141,807

Total Liabilities	23,181,821	17,205,407	692,235

NET ASSETS	$106,901,424	$114,790,029	$187,358,799

NET ASSETS CONSIST OF:
Capital stock	112,542,209	124,121,470	186,583,008
Unrealized appreciation (depreciation) on:
Investments	5,804,815	2,459,904	30,938
Investments in affiliates	21,856	16,325	—
Foreign currency translation	—	—	(5,380)
Futures contracts	—	—	2,360,596
Accumulated undistributed net investment income (loss)	49,560	173,432	—
Accumulated undistributed net realized loss	(11,517,016)	(11,981,102)	(1,610,363)

Total Net Assets	$106,901,424	$114,790,029	$187,358,799

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	5,186	445,243
Net assets	—	49,872	4,338,706
Net asset value, offering and redemption price per share	$—	$9.62	$9.75

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,750,847	12,010,583	18,804,379
Net assets	106,901,424	114,740,157	183,020,093
Net asset value, offering and redemption price per share	$9.94	$9.55	$9.73

[1]Includes loaned securities with a value of:	$20,372,328	$16,320,176	$—

[2]Consolidated Statement of Assets & Liabilities (see note 2b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2016

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $6,008, $54,601, and $1,079, respectively)	$3,860,184	$3,393,254	$953,677
Interest income	3,360	4,236	1,899

Total investment income	3,863,544	3,397,490	955,576

EXPENSES:
Investment advisory fees	1,265,106	1,119,884	511,689
Distribution (12b-1) fees – Service Shares	474,485	333,009	111,043
Administrative service fees – Service Shares	454,491	326,490	107,909
Shareholder servicing fees – Service Shares	160,183	110,703	36,803
Administration fees	96,124	70,776	43,786
Legal fees	90,650	72,796	35,489
Fund accounting fees	60,287	70,149	64,981
Custody fees	43,652	110,133	31,231
Reports to shareholders	41,015	24,381	17,293
Federal and state registration fees	37,089	37,057	33,796
Directors’ fees and expenses	19,903	21,003	7,187
Audit and tax fees	19,001	19,001	19,001
Transfer agent fees and expenses	15,558	13,761	9,258
Compliance fees	10,930	7,810	3,698
Insurance fees	7,716	8,483	3,169
Miscellaneous expenses	2,074	2,104	2,175

Total expenses	2,798,264	2,347,540	1,038,508

Net expense recapture (reimbursement) by Advisor (See Note 3)	—	—	17,849
Less securities lending credit (See Note 6)	(118,687)	(67,415)	(160,977)

Net expenses	2,679,577	2,280,125	895,380

Net investment income	1,183,967	1,117,365	60,196

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	28,870,387	39,309,222	(680,700)
Foreign currencies	—	256,553	—

Total	28,870,387	39,565,775	(680,700)

Net change in unrealized appreciation (depreciation) on:
Investments	(27,634,600)	(57,943,887)	(6,055,710)
Foreign currencies	—	2,874	—

Total	(27,634,600)	(57,941,013)	(6,055,710)

Net realized and unrealized gain (loss)	1,235,787	(18,375,238)	(6,736,410)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,419,754	$(17,257,873)	$(6,676,214)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2016

	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $849,764, $11,420, and $0), respectively)	$7,248,092	$1,559,192	$—
Interest income	7,901	4,967	6,810,302

Total investment income	7,255,993	1,564,159	6,810,302

EXPENSES:
Investment advisory fees	1,870,729	877,037	1,352,877
Distribution (12b-1) fees – Service Shares	528,561	151,504	566,379
Administrative service fees – Service Shares	517,882	146,984	539,146
Shareholder servicing fees – Service Shares	167,572	43,027	186,480
Administration fees	138,614	46,318	118,442
Legal fees	84,918	41,264	80,354
Fund accounting fees	168,675	26,449	218,119
Custody fees	331,084	31,594	54,837
Reports to shareholders	31,934	11,254	35,454
Federal and state registration fees	45,546	36,235	37,940
Directors’ fees and expenses	31,690	10,837	27,171
Audit and tax fees	38,820	21,015	24,004
Transfer agent fees and expenses	18,274	10,701	17,357
Compliance fees	11,032	4,992	12,720
Insurance fees	15,128	5,429	14,062
Miscellaneous expenses	2,076	2,041	2,073

Total expenses	4,002,535	1,466,681	3,287,415

Net expense recapture (reimbursement) by Advisor (See Note 3)	68,202	—	(57,716)
Less securities lending credit (See Note 6)	(101,347)	(30,071)	(7,849)

Net expenses	3,969,390	1,436,610	3,221,850

Net investment income	3,286,603	127,549	3,588,452

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(14,785,569)	9,526,758	1,719,487
Foreign currencies	558,409	(24)	—
Forward currency contracts	(6,720)	—	—
Swaps	—	—	(309,119)
Futures contracts	(1,638,187)	—	(12,599)
Written options	—	—	38,916

Total	(15,872,067)	9,526,734	1,436,685

Net change in unrealized appreciation (depreciation) on:
Investments	(27,048,961)	(21,499,157)	(3,791,322)
Foreign currencies	53,543	—	—
Swaps	—	—	(5,169)
Futures contracts	14,902	—	35,902

Total	(26,980,516)	(21,499,157)	(3,760,589)

Net realized and unrealized loss	(42,852,583)	(11,972,423)	(2,323,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,565,980)	$(11,844,874)	$1,264,548

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2016

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $327, $0)	$—	$64,535	$3,310,453
Dividend from affiliate investments	—	—	2,244,662
Interest income (net of withholding tax of $0, $85,910, $0)	2,335,033	7,753,210	8,797

Total investment income	2,335,033	7,817,745	5,563,912

EXPENSES:
Investment advisory fees	295,447	1,145,371	669,616
Distribution (12b-1) fees – Service Shares	147,723	307,540	649,215
Administrative service fees – Service Shares	133,169	302,304	648,745
Shareholder servicing fees – Service Shares	50,446	98,594	251,895
Administration fees	25,354	70,538	108,988
Legal fees	54,778	49,355	79,912
Fund accounting fees	40,131	218,569	51,556
Custody fees	6,752	201,459	68,090
Reports to shareholders	2,948	19,035	48,206
Federal and state registration fees	34,621	36,201	37,125
Directors’ fees and expenses	7,110	16,326	25,924
Audit and tax fees	24,002	30,464	14,215
Transfer agent fees and expenses	6,760	12,836	17,145
Compliance fees	2,855	5,479	9,367
Insurance fees	2,806	5,459	7,412
Miscellaneous expenses	2,041	2,072	2,134

Total expenses	836,943	2,521,602	2,689,545

Net expense reimbursement by Advisor (See Note 3)	(82,292)	(214,947)	—
Less securities lending credit (See Note 6)	—	—	(303,997)

Net expenses	754,651	2,306,655	2,385,548

Net investment income	1,580,382	5,511,090	3,178,364

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,058,932	(10,469,860)	6,468,188
Investments in affiliates	—	—	505,122
Net long-term capital gain distributions received	—	—	168,978
Net long-term capital gain distributions received from affiliates	—	—	2,763,047
Foreign currencies	—	(246,404)	—
Forward currency exchange contracts	—	3,864,575	—
Swaps	—	(571,765)	—
Futures contracts	—	86,572	—
Written options	—	115,508	—

Total	1,058,932	(7,221,374)	9,905,335

Net change in unrealized appreciation (depreciation) on:
Investments	(938,709)	2,591,341	(2,845,481)
Investments in affiliates	—	—	(14,844,038)
Foreign currencies	—	91,634	—
Forward currency contracts	—	(8,176,413)	—
Swaps	—	(591,377)	—
Futures contracts	—	(21,062)	—
Written options	—	(42,785)	—

Total	(938,709)	(6,148,662)	(17,689,519)

Net realized and unrealized gain (loss)	120,223	(13,370,036)	(7,784,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,700,605	$(7,858,946)	$(4,605,820)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2016

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,463,303	$7,249,570	$9,494,018
Dividends from affiliate investments	1,209,728	461,066	155,374
Interest income	4,596	16,728	7,845

Total investment income	2,677,627	7,727,364	9,657,237

EXPENSES:
Investment advisory fees	364,422	1,570,409	1,108,652
Distribution (12b-1) fees – Service Shares	349,900	1,107,294	786,092
Administrative service fees – Service Shares	349,597	1,106,851	785,663
Shareholder servicing fees – Service Shares	134,362	431,062	306,653
Administration fees	60,515	185,767	129,686
Legal fees	47,661	123,523	92,301
Fund accounting fees	27,657	86,359	60,917
Custody fees	56,284	103,998	137,275
Reports to shareholders	19,585	60,893	37,692
Federal and state registration fees	35,782	38,157	37,245
Directors’ fees and expenses	14,305	45,099	31,368
Audit and tax fees	14,215	14,215	14,217
Transfer agent fees and expenses	12,053	24,840	19,173
Compliance fees	4,678	15,336	10,659
Insurance fees	4,941	13,268	10,160
Miscellaneous expenses	2,072	2,198	2,105

Total expenses	1,498,029	4,929,269	3,569,858

Net expense recapture by Advisor (See Note 3)	40,575	—	—
Less securities lending credit (See Note 6)	(126,081)	(429,858)	(445,967)

Net expenses	1,412,523	4,499,411	3,123,891

Net investment income	1,265,104	3,227,953	6,533,346

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,321,827	(34,333,350)	(11,508,522)
Investments in affiliates	8,337,381	6,266,059	816,820
Net long-term capital gain distributions received	2,007	39,752	496,620
Net long-term capital gain distributions received from affiliates	3,609,566	3,317,707	43,217

Total	14,270,781	(24,709,832)	(10,151,865)

Net change in unrealized depreciation on:
Investments	(8,735,051)	(823,395)	(732,411)
Investments in affiliates	(24,264,391)	(19,656,060)	(1,639,103)

Total	(32,999,442)	(20,479,455)	(2,371,514)

Net realized and unrealized loss	(18,728,661)	(45,189,287)	(12,523,379)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,463,557)	$(41,961,334)	$(5,990,033)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year or Period Ended March 31, 2016

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$5,244,203	$2,603,087	$—
Dividends from affiliate investments	30,655	530,729	—
Interest income	3,381	4,549	178,001

Total investment income	5,278,239	3,138,365	178,001

EXPENSES:
Investment advisory fees	427,713	333,028	380,322
Distribution (12b-1) fees – Service Shares	305,509	328,778	88,479
Administrative service fees – Service Shares	305,413	328,572	88,479
Shareholder servicing fees – Service Shares	116,094	128,881	33,622
Administration fees	50,200	54,434	3,077
Legal fees	44,676	35,695	122,763
Fund accounting fees	20,077	27,542	5,247
Custody fees	63,345	37,993	7,247
Reports to shareholders	14,205	15,181	20,640
Federal and state registration fees	33,983	33,465	6,768
Directors’ fees and expenses	11,720	13,047	3,556
Audit and tax fees	14,215	14,215	28,409
Transfer agent fees and expenses	7,525	11,564	608
Compliance fees	4,163	4,650	1,930
Insurance fees	3,722	4,059	—
Miscellaneous expenses	2,072	2,072	1,074
Offering costs	—	—	84

Total expenses	1,424,632	1,373,176	792,305

Net expense reimbursement by Advisor (See Note 3)	—	—	(109,081)
Less securities lending credit (See Note 6)	(252,723)	(138,056)	—

Net expenses	1,171,909	1,235,120	683,224

Net investment income (loss)	4,106,330	1,903,245	(505,223)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(10,385,068)	(2,871,250)	—
Investments in affiliates	166,521	(1,678,986)	—
Net long-term capital gains distributions received	310,795	333,629	—
Net long-term capital gains distributions received from affiliates	6,133	81,608	—
Foreign currency translation	—	—	(40,993)
Futures contracts	—	—	(6,718,932)

Total	(9,901,619)	(4,134,999)	(6,759,925)

Net change in unrealized appreciation (depreciation) on:
Investments	1,792,889	816,132	30,938
Investments in affiliates	(154,251)	46,752	—
Foreign currency translation	—	—	(5,380)
Futures contracts	—	—	2,360,596

Total	1,638,638	862,884	2,386,154

Net realized and unrealized loss	(8,262,981)	(3,272,115)	(4,373,771)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,156,651)	$(1,368,870)	$(4,878,994)

[1]Consolidated Statement of Operations for the period January 19, 2016 (commencement of operations) through March 31, 2016 (see note 2b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS:
Net investment income	$1,183,967	$885,980	$1,117,365	$3,102,210
Net realized gain on investment transactions	28,870,387	19,070,457	39,565,775	15,657,616
Net change in unrealized appreciation (depreciation) on investments	(27,634,600)	3,081,794	(57,941,013)	(3,081,642)

Net increase (decrease) in net assets resulting from operations	2,419,754	23,038,231	(17,257,873)	15,678,184

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	24,340,109	12,995,189	8,943,117	20,224,717
Shares issued to holders in reinvestment of dividends	962,982	269,226	343,573	1,084,756
Shares redeemed	(37,651,694)	(18,111,679)	(57,624,315)	(26,104,631)

Net decrease	(12,348,603)	(4,847,264)	(48,337,625)	(4,795,158)

Service Shares
Shares sold	159,568,384	57,876,616	69,441,913	58,097,132
Shares issued to holders in reinvestment of dividends	7,244,241	173,764	1,631,712	977,308
Shares redeemed	(111,678,118)	(46,214,878)	(101,036,005)	(44,879,756)

Net increase (decrease)	55,134,507	11,835,502	(29,962,380)	14,194,684

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(207,479)	(269,226)	(343,573)	(1,084,756)
Net investment income – Service Shares	(773,830)	(343,474)	(1,632,424)	(1,996,865)
Net realized gains – Institutional Shares	(755,503)	—	—	—
Net realized gains – Service Shares	(6,471,426)	—	—	—

Total dividends and distributions	(8,208,238)	(612,700)	(1,975,997)	(3,081,621)

INCREASE (DECREASE) IN NET ASSETS	36,997,420	29,413,769	(97,533,875)	21,996,089
NET ASSETS:
Beginning of year	213,144,316	183,730,547	221,839,792	199,843,703

End of year (including accumulated undistributed net investment income (loss) of $482,811, $280,153, $(627,462) and $565,345, respectively)	$250,141,736	$213,144,316	$124,305,917	$221,839,792

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,743,722	899,178	741,488	1,665,154
Shares issued to holders in reinvestment of dividends	65,420	17,724	31,149	87,199
Shares redeemed	(2,620,228)	(1,274,596)	(5,101,953)	(2,175,147)

Net decrease	(811,086)	(357,694)	(4,329,316)	(422,794)

Service Shares
Shares sold	10,840,713	4,056,642	5,864,650	4,768,938
Shares issued to holders in reinvestment of dividends	497,202	11,538	146,080	77,749
Shares redeemed	(7,558,252)	(3,186,451)	(8,539,930)	(3,661,928)

Net increase (decrease)	3,779,663	881,729	(2,529,200)	1,184,759

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS:
Net investment income (loss)	$60,196	$(204,536)	$3,286,603	$7,828,500
Net realized gain (loss) on investment transactions	(680,700)	2,154,490	(15,872,067)	6,517,011
Net change in unrealized appreciation (depreciation) on investments	(6,055,710)	6,204,595	(26,980,516)	(15,771,208)

Net increase (decrease) in net assets resulting from operations	(6,676,214)	8,154,549	(39,565,980)	(1,425,697)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	25,069,973	8,982,059	35,455,730	30,662,054
Shares issued to holders in reinvestment of dividends	631,404	2,599,477	1,643,942	2,286,480
Shares redeemed	(22,339,071)	(17,923,650)	(85,413,165)	(47,962,031)

Net increase (decrease)	3,362,306	(6,342,114)	(48,313,493)	(15,013,497)

Service Shares
Shares sold	35,927,062	12,569,491	100,982,818	70,956,132
Shares issued to holders in reinvestment of dividends	1,463,257	2,310,740	4,193,334	1,887,436
Shares redeemed	(21,214,203)	(11,014,799)	(165,420,650)	(77,276,368)

Net increase (decrease)	16,176,116	3,865,432	(60,244,498)	(4,432,800)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(1,643,942)	(2,286,480)
Net investment income – Service Shares	—	—	(4,195,923)	(3,379,936)
Net realized gains – Institutional Shares	(631,404)	(2,599,476)	—	—
Net realized gains – Service Shares	(1,463,257)	(2,311,353)	—	—

Total dividends and distributions	(2,094,661)	(4,910,829)	(5,839,865)	(5,666,416)

INCREASE (DECREASE) IN NET ASSETS	10,767,547	767,038	(153,963,836)	(26,538,410)
NET ASSETS:
Beginning of year	78,054,041	77,287,003	342,148,660	368,687,070

End of year (including accumulated undistributed net investment income (loss) of $0, $(6,128), $3,133,154 and $4,973,786, respectively)	$88,821,588	$78,054,041	$188,184,824	$342,148,660

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,772,382	525,839	4,512,185	3,469,455
Shares issued to holders in reinvestment of dividends	40,815	152,731	209,686	269,315
Shares redeemed	(1,438,094)	(1,068,600)	(10,835,369)	(5,395,194)

Net increase (decrease)	375,103	(390,030)	(6,113,498)	(1,656,424)

Service Shares
Shares sold	2,321,172	749,912	11,531,894	8,073,448
Shares issued to holders in reinvestment of dividends	96,776	137,954	539,682	223,101
Shares redeemed	(1,390,162)	(656,431)	(20,706,517)	(8,786,736)

Net increase (decrease)	1,027,786	231,435	(8,634,941)	(490,187)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund		Core Fixed Income Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS:
Net investment income	$127,549	$644,953	$3,588,452	$3,848,917
Net realized gain on investment transactions	9,526,734	14,849,050	1,436,685	4,565,725
Net change in unrealized appreciation (depreciation) on investments	(21,499,157)	711,689	(3,760,589)	5,814,054

Net increase (decrease) in net assets resulting from operations	(11,844,874)	16,205,692	1,264,548	14,228,696

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	12,821,121	20,661,131	7,863,630	29,269,274
Shares issued to holders in reinvestment of dividends	8,716,858	10,335,439	1,058,527	1,443,335
Shares redeemed	(67,240,595)	(24,275,124)	(81,194,484)	(45,960,884)

Net increase (decrease)	(45,702,616)	6,721,446	(72,272,327)	(15,248,275)

Service Shares
Shares sold	42,145,976	18,008,040	83,102,415	76,679,121
Shares issued to holders in reinvestment of dividends	7,756,296	11,942,760	5,306,114	1,891,851
Shares redeemed	(43,177,278)	(25,292,833)	(112,072,105)	(80,224,850)

Net increase (decrease)	6,724,994	4,657,967	(23,663,576)	(1,653,878)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(298,762)	(612,215)	(811,674)	(1,340,513)
Net investment income – Service Shares	—	(326,935)	(3,132,368)	(2,879,875)
Net realized gains – Institutional Shares	(8,418,096)	(9,723,224)	(246,854)	(102,823)
Net realized gains – Service Shares	(7,756,296)	(11,725,936)	(2,566,989)	(338,606)

Total dividends and distributions	(16,473,154)	(22,388,310)	(6,757,885)	(4,661,817)

INCREASE (DECREASE) IN NET ASSETS	(67,295,650)	5,196,795	(101,429,240)	(7,335,274)
NET ASSETS:
Beginning of year	137,426,241	132,229,446	312,652,470	319,987,744

End of year (including accumulated undistributed net investment income (loss) of $(105,707), $124,917, $277,519, and $136,072, respectively)	$70,130,591	$137,426,241	$211,223,230	$312,652,470

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,063,359	1,499,655	830,734	3,056,805
Shares issued to holders in reinvestment of dividends	843,839	826,835	112,778	151,867
Shares redeemed	(6,843,142)	(1,806,654)	(8,581,015)	(4,831,019)

Net increase (decrease)	(4,935,944)	519,836	(7,637,503)	(1,622,347)

Service Shares
Shares sold	4,174,591	1,352,423	8,748,872	8,012,446
Shares issued to holders in reinvestment of dividends	755,238	959,258	566,730	198,540
Shares redeemed	(3,720,257)	(1,916,041)	(11,818,973)	(8,389,708)

Net increase (decrease)	1,209,572	395,640	(2,503,371)	(178,722)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tax-Exempt Fixed Income Fund		Opportunistic Fixed Income Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS:
Net investment income	$1,580,382	$1,870,855	$5,511,090	$7,234,785
Net realized gain (loss) on investment transactions	1,058,932	527,118	(7,221,374)	(2,247,306)
Net change in unrealized appreciation (depreciation) on investments	(938,709)	1,897,086	(6,148,662)	(3,866,544)

Net increase (decrease) in net assets resulting from operations	1,700,605	4,295,059	(7,858,946)	1,120,935

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	38,429,060	22,406,610
Shares issued to holders in reinvestment of dividends	—	—	417,968	2,616,279
Shares redeemed	—	—	(78,572,465)	(37,551,593)

Net decrease	—	—	(39,725,437)	(12,528,704)

Service Shares
Shares sold	12,979,454	21,259,677	43,428,974	61,731,494
Shares issued to holders in reinvestment of dividends	1,456,714	1,197,171	600,010	3,574,928
Shares redeemed	(31,117,120)	(22,627,865)	(110,508,644)	(54,949,826)

Net decrease	(16,680,952)	(171,017)	(66,479,660)	10,356,596

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(417,968)	(2,616,279)
Net investment income – Service Shares	(1,616,922)	(1,871,450)	(1,253,003)	(6,531,339)

Total dividends and distributions	(1,616,922)	(1,871,450)	(1,670,971)	(9,147,618)

INCREASE (DECREASE) IN NET ASSETS	(16,597,269)	2,252,592	(115,735,014)	(10,198,791)
NET ASSETS:
Beginning of year	65,682,169	63,429,577	202,476,214	212,675,005

End of year (including accumulated undistributed net investment income (loss) of $21,660, $58,200, $6,372,002 and $(3,057,437), respectively)	$49,084,900	$65,682,169	$86,741,200	$202,476,214

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	4,194,821	2,288,907
Shares issued to holders in reinvestment of dividends	—	—	44,276	268,451
Shares redeemed	—	—	(8,599,533)	(3,809,619)

Net decrease	—	—	(4,360,436)	(1,252,261)

Service Shares
Shares sold	1,129,170	1,853,681	4,666,895	6,280,659
Shares issued to holders in reinvestment of dividends	127,229	104,386	63,426	365,905
Shares redeemed	(2,702,338)	(1,962,618)	(11,992,065)	(5,611,798)

Net increase (decrease)	(1,445,939)	(4,551)	(7,261,744)	1,034,766

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth Allocation Fund		Conservative Allocation Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS:
Net investment income	$3,178,364	$2,807,882	$1,265,104	$2,241,133
Net realized gain on investment transactions	9,905,335	7,387,416	14,270,781	8,654,598
Net change in unrealized appreciation (depreciation) on investments	(17,689,519)	1,922,842	(32,999,442)	(1,209,146)

Net increase (decrease) in net assets resulting from operations	(4,605,820)	12,118,140	(17,463,557)	9,686,585

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	7,247,081	5,544,617	2,989,958	4,357,046
Shares issued to holders in reinvestment of dividends	241,183	180,659	564,569	311,379
Shares redeemed	(3,669,741)	(1,635,806)	(4,408,250)	(1,129,481)

Net increase (decrease)	3,818,523	4,089,470	(853,723)	3,538,944

Service Shares
Shares sold	296,989,947	96,769,485	65,990,766	64,025,958
Shares issued to holders in reinvestment of dividends	6,257,780	4,551,419	13,499,064	8,647,854
Shares redeemed	(169,145,419)	(134,652,525)	(171,431,528)	(92,851,692)

Net increase (decrease)	134,102,308	(33,331,621)	(91,941,698)	(20,177,880)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(104,283)	(92,168)	(76,097)	(97,053)
Net investment income – Service Shares	(2,091,759)	(2,997,989)	(1,188,165)	(2,331,588)
From net realized gains – Institutional Shares	(136,899)	(88,491)	(488,473)	(214,326)
From net realized gains – Service Shares	(4,166,021)	(4,056,584)	(12,310,898)	(8,272,419)

Total dividends and distributions	(6,498,962)	(7,235,232)	(14,063,633)	(10,915,386)

INCREASE (DECREASE) IN NET ASSETS	126,816,049	(24,359,243)	(124,322,611)	(17,867,737)
NET ASSETS:
Beginning of year	267,576,371	291,935,614	180,311,585	198,179,322

End of year (including undistributed net investment income (loss) of $804,411, $(177,911), $(23,855), and $(26,221), respectively)	$394,392,420	$267,576,371	$55,988,974	$180,311,585

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	709,710	480,347	295,998	382,632
Shares issued to holders in reinvestment of dividends	22,753	15,861	58,505	28,179
Shares redeemed	(347,870)	(140,505)	(459,229)	(97,745)

Net increase (decrease)	384,593	355,703	(104,726)	313,066

Service Shares
Shares sold	30,307,654	8,378,419	6,694,655	5,577,951
Shares issued to holders in reinvestment of dividends	592,032	400,301	1,394,531	779,086
Shares redeemed	(16,466,202)	(11,641,467)	(18,079,390)	(8,089,460)

Net increase (decrease)	14,433,484	(2,862,747)	(9,990,204)	(1,732,423)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical Allocation Fund		Absolute Return Allocation Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS:
Net investment income	$3,227,953	$6,734,313	$6,533,346	$8,227,112
Net realized gain (loss) on investment transactions	(24,709,832)	23,770,501	(10,151,865)	4,523,721
Net change in unrealized depreciation on investments	(20,479,455)	(16,148,997)	(2,371,514)	(2,836,287)

Net increase (decrease) in net assets resulting from operations	(41,961,334)	14,355,817	(5,990,033)	9,914,546

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	2,608,481	5,157,199	1,549,885	2,263,376
Shares issued to holders in reinvestment of dividends	65,620	335,851	65,508	58,698
Shares redeemed	(3,048,776)	(821,300)	(3,094,449)	(658,627)

Net increase (decrease)	(374,675)	4,671,750	(1,479,056)	1,663,447

Service Shares
Shares sold	158,653,333	268,621,196	168,309,046	124,982,977
Shares issued to holders in reinvestment of dividends	4,361,910	28,737,599	7,023,975	1,363,844
Shares redeemed	(204,058,598)	(174,474,930)	(383,480,825)	(210,436,216)

Net increase (decrease)	(41,043,355)	122,883,865	(208,147,804)	(84,089,395)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(10,007)	(80,235)	(65,508)	(58,698)
Net investment income – Service Shares	(62,408)	(6,572,570)	(7,023,975)	(7,986,974)
Net realized gains – Institutional Shares	(55,613)	(255,617)	—	—
Net realized gains – Service Shares	(4,299,503)	(27,498,611)	—	—

Total dividends and distributions	(4,427,531)	(34,407,033)	(7,089,483)	(8,045,672)

INCREASE (DECREASE) IN NET ASSETS	(87,806,895)	107,504,399	(222,706,376)	(80,557,074)
NET ASSETS:
Beginning of year	486,469,655	378,965,256	369,644,212	450,201,286

End of year (including undistributed net investment income of $3,173,148, $46,193, $545,324, and $1,349,692, respectively)	$398,662,760	$486,469,655	$146,937,836	$369,644,212

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	266,833	482,233	160,370	224,543
Shares issued to holders in reinvestment of dividends	6,900	33,089	6,845	5,929
Shares redeemed	(318,035)	(75,898)	(320,845)	(65,305)

Net increase (decrease)	(44,302)	439,424	(153,630)	165,167

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	16,487,396	25,032,796	17,242,674	12,383,339
Shares issued to holders in reinvestment of dividends	460,603	2,831,291	730,903	137,346
Shares redeemed	(21,259,984)	(16,291,449)	(39,665,602)	(20,851,688)

Net increase (decrease)	(4,311,985)	11,572,638	(21,692,025)	(8,331,003)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Multi-Asset Income Allocation Fund		Flexible Income Allocation Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS:
Net investment income	$4,106,330	$4,747,301	$1,903,245	$2,985,050
Net realized gain (loss) on investment transactions	(9,901,619)	450,775	(4,134,999)	(2,264,441)
Net change in unrealized appreciation (depreciation) on investments	1,638,638	(1,367,793)	862,884	4,681,029

Net increase (decrease) in net assets resulting from operations	(4,156,651)	3,830,283	(1,368,870)	5,401,638

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	611,956	1,891,627
Shares issued to holders in reinvestment of dividends	—	—	26,216	40,268
Shares redeemed	—	—	(2,767,273)	(647,991)

Net increase (decrease)	—	—	(2,129,101)	1,283,904

Service Shares
Shares sold	39,307,466	76,836,223	144,421,094	53,014,274
Shares issued to holders in reinvestment of dividends	3,983,275	1,869,462	1,549,347	448,807
Shares redeemed	(67,882,712)	(51,749,737)	(171,926,473)	(125,427,632)

Net increase (decrease)	(24,591,971)	26,955,948	(25,956,032)	(71,964,551)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(26,216)	(40,268)
Net investment income – Service Shares	(4,413,612)	(4,820,654)	(1,891,583)	(2,978,470)
Net realized gains – Service Shares	(434,279)	(945,416)	—	—

Total dividends and distributions	(4,847,891)	(5,766,070)	(1,917,799)	(3,018,738)

INCREASE (DECREASE) IN NET ASSETS	(33,596,513)	25,020,161	(31,371,802)	(68,297,747)
NET ASSETS:
Beginning of year	140,497,937	115,477,776	146,161,831	214,459,578

End of year (including undistributed accumulated net investment income of $49,560, $356,882, $173,432, and $187,986, respectively)	$106,901,424	$140,497,937	$114,790,029	$146,161,831

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	64,263	194,201
Shares issued to holders in reinvestment of dividends	—	—	2,758	4,150
Shares redeemed	—	—	(293,089)	(66,643)

Net increase (decrease)	—	—	(226,068)	131,708

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	3,932,161	7,089,209	15,314,531	5,444,190
Shares issued to holders in reinvestment of dividends	402,220	175,834	163,097	46,242
Shares redeemed	(6,815,040)	(4,770,244)	(18,202,837)	(12,893,404)

Net increase (decrease)	(2,480,659)	2,494,799	(2,725,209)	(7,402,972)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Managed Futures Strategy Fund[1]
January 19, 2016[2] Ended March 31, 2016
OPERATIONS:
Net investment loss	$(505,223)
Net realized loss on investment transactions	(6,759,925)
Net change in unrealized appreciation on investments	2,386,154

Net decrease in net assets resulting from operations	(4,878,994)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	4,636,463
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(191,272)

Net increase	4,445,191

Service Shares
Shares sold	201,420,675
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(13,628,073)

Net increase	187,792,602

INCREASE IN NET ASSETS	187,358,799
NET ASSETS:
Beginning of period	—

End of period (including accumulated undistributed net investment income of $0)	$187,358,799

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	464,739
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(19,496)

Net increase	445,243

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	20,197,403
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(1,393,024)

Net increase	18,804,379

[1]	Consolidated Statement of Changes in Net Assets (see note 2b).
[2]	Commencement of Operations.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$15.29	$13.67	$11.20	$10.68	$10.32
Income from investment operations:
Net investment income	0.13 [4]	0.14	0.09	0.08	0.01
Net realized and unrealized gains on investments	(0.06)[5]	1.57	2.46	0.51	0.35

Total from investment operations	0.07	1.71	2.55	0.59	0.36

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.08)	(0.07)	—
Dividends from net realized gains	(0.40)	—	—	—	—

Total distributions	(0.51)	(0.09)	(0.08)	(0.07)	—

Net asset value, end of year	$14.85	$15.29	$13.67	$11.20	$10.68

Total return	0.47%	12.51%	22.81%	5.54%	3.49%[2]
Supplemental data and ratios:
Net assets, end of year	$31,353,268	$44,686,597	$44,827,864	$44,994,114	$31,330,264
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.80%	0.87%	0.90%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.76%	0.85%	0.89%	0.89%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.79%	0.88%	0.63%	0.81%	0.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.83%	0.90%	0.64%	0.84%	0.34%[3]
Portfolio turnover rate	115.67%	53.23%	55.81%	60.92%	126.61%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[5]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$15.14	$13.56	$11.12	$10.61	$9.99
Income from investment operations:
Net investment income (loss)	0.07 [1]	0.05	—	0.02	(0.03)
Net realized and unrealized gains on investments	(0.08)[2]	1.56	2.45	0.51	0.65

Total from investment operations	(0.01)	1.61	2.45	0.53	0.62

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.01)	(0.02)	—
Dividends from net realized gains	(0.40)	—	—	—	—

Total distributions	(0.45)	(0.03)	(0.01)	(0.02)	—

Net asset value, end of year	$14.68	$15.14	$13.56	$11.12	$10.61

Total return	-0.08%	11.87%	22.04%	5.00%	6.21%
Supplemental data and ratios:
Net assets, end of year	$218,788,468	$168,457,719	$138,902,683	$136,196,479	$168,654,404
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.33%	1.44%	1.48%	1.52%	1.54%
After expense reimbursement (recapture) and securities lending credit	1.27%	1.45%	1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.41%	0.32%	0.05%	0.18%	-0.32%
After expense reimbursement (recapture) and securities lending credit	0.47%	0.31%	0.04%	0.21%	-0.27%
Portfolio turnover rate	115.67%	53.23%	55.81%	60.92%	126.61%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$12.46	$11.73	$9.43	$8.39	$8.54
Income from investment operations:
Net investment income	0.16 [4]	0.21	0.17	0.18	0.13
Net realized and unrealized gains (losses) on investments	(1.03)	0.74	2.31	1.03	(0.09)

Total from investment operations	(0.87)	0.95	2.48	1.21	0.04

Less distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.18)	(0.17)	(0.19)

Total distributions	(0.22)	(0.22)	(0.18)	(0.17)	(0.19)

Net asset value, end of year	$11.37	$12.46	$11.73	$9.43	$8.39

Total return	-6.98%	8.08%	26.38%	14.70%	0.70%[2]
Supplemental data and ratios:
Net assets, end of year	$6,081,265	$60,596,893	$62,007,800	$60,452,681	$39,721,680
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.88%	0.86%	0.89%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.84%	0.84%	0.88%	0.91%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.25%	1.87%	1.57%	1.89%	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	1.29%	1.89%	1.58%	1.90%	1.90%[3]
Portfolio turnover rate	152.82%	31.33%	29.10%	27.02%	95.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$12.57	$11.84	$9.52	$8.47	$8.32
Income from investment operations:
Net investment income	0.06 [1]	0.15	0.13	0.14	0.10
Net realized and unrealized gains on investments	(0.99)	0.73	2.31	1.03	0.13

Total from investment operations	(0.93)	0.88	2.44	1.17	0.23

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.12)	(0.12)	(0.08)

Total distributions	(0.15)	(0.15)	(0.12)	(0.12)	(0.08)

Net asset value, end of year	$11.49	$12.57	$11.84	$9.52	$8.47

Total return	-7.38%	7.46%	25.63%	13.96%	2.87%
Supplemental data and ratios:
Net assets, end of year	$118,224,652	$161,242,899	$137,835,903	$139,072,035	$163,077,098
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.52%	1.43%	1.46%	1.49%	1.51%
After expense reimbursement (recapture) and securities lending credit	1.48%	1.41%	1.45%	1.49%	1.49%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.44%	1.30%	1.01%	1.33%	1.13%
After expense reimbursement (recapture) and securities lending credit	0.48%	1.32%	1.02%	1.33%	1.15%
Portfolio turnover rate	152.82%	31.33%	29.10%	27.02%	95.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$17.62	$16.77	$13.51	$11.56	$11.99
Income from investment operations:
Net investment income	0.06 [4]	0.01	—	0.07	—
Net realized and unrealized gains (losses) on investments	(1.93)	1.96	3.27	1.99	(0.43)

Total from investment operations	(1.87)	1.97	3.27	2.06	(0.43)

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.11)	—
Dividends from net realized gains	(0.42)	(1.12)	—	—	—

Total distributions	(0.42)	(1.12)	(0.01)	(0.11)	—

Net asset value, end of year	$15.33	$17.62	$16.77	$13.51	$11.56

Total return	-10.61%	11.99%	24.19%	17.95%	-3.59%[2]
Supplemental data and ratios:
Net assets, end of year	$40,624,613	$40,075,963	$44,695,002	$44,361,656	$30,106,471
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.02%	1.02%	1.05%	1.09%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	0.82%	0.91%	1.02%	1.05%	1.09%[3]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.18%	-0.08%	-0.04%	0.61%	-0.10%[3]
After expense reimbursement (recapture) and securities lending credit	0.38%	0.03%	-0.01%	0.65%	0.03%[3]
Portfolio turnover rate	146.02%	96.24%	241.55%	143.14%	245.95%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$17.31	$16.61	$13.45	$11.50	$11.61
Income from investment operations:
Net investment income (loss)	(0.03)[1]	(0.09)	(0.12)	—	(0.09)
Net realized and unrealized loss on investments	(1.90)	1.91	3.28	1.99	(0.02)

Total from investment operations	(1.93)	1.82	3.16	1.99	(0.11)

Less distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Dividends from net realized gains	(0.42)	(1.12)	—	—	—

Total distributions	(0.42)	(1.12)	—	(0.04)	—

Net asset value, end of year	$14.96	$17.31	$16.61	$13.45	$11.50

Total return	-11.15%	11.19%	23.49%	17.32%	-0.95%
Supplemental data and ratios:
Net assets, end of year	$48,196,975	$37,978,078	$32,592,001	$40,621,412	$47,944,286
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.58%	1.58%	1.60%	1.66%	1.74%
After expense reimbursement (recapture) and securities lending credit	1.41%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.32%	-0.62%	-0.62%	0.01%	-0.82%
After expense reimbursement (recapture) and securities lending credit	-0.15%	-0.63%	-0.61%	0.08%	-0.67%
Portfolio turnover rate	146.02%	96.24%	241.55%	143.14%	245.95%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.75	$8.94	$8.06	$7.52	$8.75
Income from investment operations:
Net investment income	0.13 [4]	0.25	0.11	0.13	0.07
Net realized and unrealized gains (losses) on investments	(0.91)	(0.26)	0.86	0.48	(1.17)

Total from investment operations	(0.78)	(0.01)	0.97	0.61	(1.10)

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.09)	(0.07)	(0.13)

Total distributions	(0.23)	(0.18)	(0.09)	(0.07)	(0.13)

Net asset value, end of year	$7.74	$8.75	$8.94	$8.06	$7.52

Total return	-9.00%	-0.10%	12.09%	8.09%	-12.34%[2]
Supplemental data and ratios:
Net assets, end of year	$52,879,582	$113,316,485	$130,537,695	$85,157,441	$40,623,156
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.95%	0.98%	1.03%	1.09%	1.08%[3]
After expense reimbursement (recapture) and securities lending credit	0.90%	0.98%	1.03%	1.09%	1.08%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.54%	2.68%	1.44%	1.44%	1.13%[3]
After expense reimbursement (recapture) and securities lending credit	1.59%	2.68%	1.44%	1.44%	1.13%[3]
Portfolio turnover rate	114.74%	61.84%	75.22%	75.34%	164.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.70	$8.89	$8.05	$7.54	$8.39
Income from investment operations:
Net investment income	0.08 [1]	0.17	0.07	0.08	0.12
Net realized and unrealized gains (losses) on investments	(0.91)	(0.23)	0.85	0.49	(0.88)

Total from investment operations	(0.83)	(0.06)	0.92	0.57	(0.76)

Less distributions:
Dividends from net investment income	(0.21)	(0.13)	(0.08)	(0.06)	(0.09)

Total distributions	(0.21)	(0.13)	(0.08)	(0.06)	(0.09)

Net asset value, end of year	$7.66	$8.70	$8.89	$8.05	$7.54

Total return	-9.59%	-0.68%	11.47%	7.53%	-8.92%
Supplemental data and ratios:
Net assets, end of year	$135,305,242	$228,832,175	$238,149,375	$197,252,920	$185,300,082
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.52%	1.55%	1.60%	1.66%	1.66%
After expense reimbursement (recapture) and securities lending credit	1.52%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.92%	1.96%	0.94%	0.93%	1.11%
After expense reimbursement (recapture) and securities lending credit	0.92%	1.92%	0.95%	1.00%	1.18%
Portfolio turnover rate	114.74%	61.84%	75.22%	75.34%	164.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$12.83	$13.49	$11.34	$9.91	$10.21
Income from investment operations:
Net investment income	0.05 [4]	0.11	0.13	0.08	0.02
Net realized and unrealized gains (losses) on investments	(1.24)	1.62	2.79	1.42	(0.32)

Total from investment operations	(1.19)	1.73	2.92	1.50	(0.30)

Less distributions:
Dividends from net investment income	(0.06)	(0.14)	(0.12)	(0.07)	—
Dividends from net realized gains	(1.73)	(2.25)	(0.65)	—	—

Total distributions	(1.79)	(2.39)	(0.77)	(0.07)	—

Net asset value, end of year	$9.85	$12.83	$13.49	$11.34	$9.91

Total return	-9.89%	13.26%	25.92%	15.22%	-2.94%[2]
Supplemental data and ratios:
Net assets, end of year	$229,498	$63,622,473	$59,877,468	$67,574,510	$46,233,165
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.02%	1.01%	1.02%	1.06%	1.05%[3]
After expense reimbursement (recapture) and securities lending credit	1.00%	0.99%	1.01%	1.05%	1.03%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.45%	0.78%	0.82%	0.86%	0.45%[3]
After expense reimbursement (recapture) and securities lending credit	0.47%	0.80%	0.83%	0.87%	0.47%[3]
Portfolio turnover rate	92.64%	59.70%	59.12%	78.58%	91.59%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$12.75	$13.42	$11.27	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)[1]	0.04	0.04	0.03	(0.02)
Net realized and unrealized gains (losses) on investments	(1.01)	1.60	2.79	1.40	(0.12)

Total from investment operations	(1.03)	1.64	2.83	1.43	(0.14)

Less distributions:
Dividends from net investment income	—	(0.06)	(0.03)	(0.02)	—
Dividends from net realized gains	(1.73)	(2.25)	(0.65)	—	—

Total distributions	(1.73)	(2.31)	(0.68)	(0.02)	—

Net asset value, end of year	$9.99	$12.75	$13.42	$11.27	$9.86

Total return	-8.42%	12.61%	25.20%	14.56%	-1.40%
Supplemental data and ratios:
Net assets, end of year	$69,901,093	$73,803,768	$72,351,978	$87,142,873	$114,222,234
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.59%	1.57%	1.58%	1.63%	1.63%
After expense reimbursement (recapture) and securities lending credit	1.56%	1.56%	1.59%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.20%	0.25%	0.27%	0.26%	-0.19%
After expense reimbursement (recapture) and securities lending credit	-0.17%	0.26%	0.26%	0.29%	-0.16%
Portfolio turnover rate	92.64%	59.70%	59.12%	78.58%	91.59%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.67	$9.37	$9.86	$9.77	$9.48
Income from investment operations:
Net investment income	0.17 [4]	0.15	0.16	0.17	0.21
Net realized and unrealized gains (losses) on investments	(0.08)	0.33	(0.24)	0.23	0.31

Total from investment operations	0.09	0.48	(0.08)	0.40	0.52

Less distributions:
Dividends from net investment income	(0.19)	(0.17)	(0.20)	(0.21)	(0.23)
Dividends from net realized gains	(0.11)	(0.01)	(0.03)	(0.10)	—
Return of capital	—	—	(0.18)	—	—

Total distributions	(0.30)	(0.18)	(0.41)	(0.31)	(0.23)

Net asset value, end of year	$9.46	$9.67	$9.37	$9.86	$9.77

Total return	0.97%	5.25%	-0.72%	4.12%	5.56%[2]
Supplemental data and ratios:
Net assets, end of year	$1,970,942	$75,832,786	$88,702,582	$134,362,492	$31,999,581
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.73%	0.70%	0.70%	0.72%	0.70%[3]
After expense reimbursement (recapture) and securities lending credit	0.71%	0.69%	0.70%	0.72%	0.69%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.73%	1.71%	1.68%	1.53%	2.14%[3]
After expense reimbursement (recapture) and securities lending credit	1.75%	1.72%	1.68%	1.53%	2.15%[3]
Portfolio turnover rate	157.49%	185.11%	112.86%	213.80%	427.36%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.69	$9.39	$9.88	$9.78	$9.36
Income from investment operations:
Net investment income	0.12 [1]	0.10	0.11	0.11	0.17
Net realized and unrealized gains (losses) on investments	(0.03)	0.33	(0.25)	0.24	0.42

Total from investment operations	0.09	0.43	(0.14)	0.35	0.59

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.14)	(0.15)	(0.17)
Dividends from net realized gains	(0.11)	(0.01)	(0.03)	(0.10)	—
Return of capital	—	—	(0.18)	—	—

Total distributions	(0.24)	(0.13)	(0.35)	(0.25)	(0.17)

Net asset value, end of year	$9.54	$9.69	$9.39	$9.88	$9.78

Total return	1.01%	4.64%	-1.33%	3.55%	6.35%
Supplemental data and ratios:
Net assets, end of year	$209,252,288	$236,819,684	$231,285,162	$281,180,497	$435,281,520
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.31%	1.29%	1.29%	1.30%	1.28%
After expense reimbursement (recapture) and securities lending credit	1.29%	1.29%	1.29%	1.29%	1.26%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.22%	1.11%	1.10%	1.02%	1.68%
After expense reimbursement (recapture) and securities lending credit	1.24%	1.11%	1.10%	1.03%	1.70%
Portfolio turnover rate	157.49%	185.11%	112.86%	213.80%	427.36%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.58	$11.18	$11.70	$11.47	$10.67
Income from investment operations:
Net investment income	0.31 [1]	0.32	0.34	0.33	0.37
Net realized and unrealized gains (losses) on investments	0.06	0.40	(0.52)	0.23	0.80

Total from investment operations	0.37	0.72	(0.18)	0.56	1.17

Less distributions:
Dividends from net investment income	(0.33)	(0.32)	(0.34)	(0.33)	(0.37)

Total distributions	(0.33)	(0.32)	(0.34)	(0.33)	(0.37)

Net asset value, end of year	$11.62	$11.58	$11.18	$11.70	$11.47

Total return	3.22%	6.45%	-1.48%	4.93%	11.10%
Supplemental data and ratios:
Net assets, end of year	$49,084,900	$65,682,169	$63,429,577	$75,739,873	$81,408,890
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.42%	1.38%	1.38%	1.36%	1.31%
After expense reimbursement (recapture)	1.28%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.53%	2.64%	2.90%	2.72%	3.16%
After expense reimbursement (recapture)	2.67%	2.73%	2.99%	2.79%	3.18%
Portfolio turnover rate	12.47%	33.29%	35.08%	30.36%	38.80%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.53	$9.94	$10.27	$9.70	$10.07
Income from investment operations:
Net investment income	0.36 [4]	0.41	0.34	0.42	0.35
Net realized and unrealized gains (losses) on investments	(0.76)	(0.32)	(0.37)	0.57	(0.34)

Total from investment operations	(0.40)	0.09	(0.03)	0.99	0.01

Less distributions:
Dividends from net investment income	(0.08)	(0.50)	(0.28)	(0.42)	(0.38)
Dividends from net realized gains	—	—	(0.02)	—	—

Total distributions	(0.08)	(0.50)	(0.30)	(0.42)	(0.38)

Net asset value, end of year	$9.05	$9.53	$9.94	$10.27	$9.70

Total return	-4.22%	0.88%	-0.21%	10.33%	0.29%[2]
Supplemental data and ratios:
Net assets, end of year	$8,572,900	$50,593,107	$65,181,311	$104,141,739	$38,403,168
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.13%	1.08%	1.01%	1.03%	1.13%[3]
After expense reimbursement (recapture)	0.99%	1.05%	1.01%	1.05%	1.05%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.71%	3.84%	4.10%	4.17%	4.20%[3]
After expense reimbursement (recapture)	3.85%	3.87%	4.10%	4.15%	4.28%[3]
Portfolio turnover rate	41.12%	39.66%	66.49%	101.49%	86.54%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.55	$9.93	$10.28	$9.70	$10.00
Income from investment operations:
Net investment income	0.30 [1]	0.33	0.35	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.72)	(0.29)	(0.43)	0.58	(0.31)

Total from investment operations	(0.42)	0.04	(0.08)	0.94	0.03

Less distributions:
Dividends from net investment income	(0.08)	(0.42)	(0.25)	(0.36)	(0.33)
Dividends from net realized gains	—	—	(0.02)	—	—

Total distributions	(0.08)	(0.42)	(0.27)	(0.36)	(0.33)

Net asset value, end of year	$9.05	$9.55	$9.93	$10.28	$9.70

Total return	-4.44%	0.33%	-0.71%	9.64%	0.56%
Supplemental data and ratios:
Net assets, end of year	$78,168,300	$151,883,107	$147,493,694	$150,493,389	$204,104,609
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.68%	1.66%	1.59%	1.61%	1.63%
After expense reimbursement (recapture)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	3.08%	3.28%	3.51%	3.52%	3.49%
After expense reimbursement (recapture)	3.21%	3.39%	3.55%	3.58%	3.57%
Portfolio turnover rate	41.12%	39.66%	66.49%	101.49%	86.54%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.65	$11.45	$10.25	$9.63
Income from investment operations:
Net investment income (loss)	0.20 [6]	0.16	(0.03)	0.11
Net realized and unrealized gains on investments	(1.02)	0.41	1.56	0.62

Total from investment operations	(0.82)	0.57	1.53	0.73

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.11)	(0.11)
Dividends from net realized gains	(0.21)	(0.18)	(0.22)	—

Total distributions	(0.37)	(0.37)	(0.33)	(0.11)

Net asset value, end of year	$10.46	$11.65	$11.45	$10.25

Total return	-7.11%	5.04%	15.00%	7.68%[2]
Supplemental data and ratios:
Net assets, end of year	$10,968,769	$7,737,997	$3,534,178	$884,658
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.43%	0.41%	0.40%	0.42%[3]
After expense reimbursement (recapture) and securities lending credit	0.32%	0.34%	0.36%	0.40%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.67%	1.63%	1.42%	1.84%[3]
After expense reimbursement (recapture) and securities lending credit	1.79%	1.70%	1.46%	1.86%[3]
Portfolio turnover rate	84.98%	11.96%	30.35%	18.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.62	$11.43	$10.26	$9.46	$10.00
Income from investment operations:
Net investment income	0.13 [6]	0.12	0.07	0.07	0.08
Net realized and unrealized gains (losses) on investments	(1.02)	0.38	1.38	0.80	(0.52)

Total from investment operations	(0.89)	0.50	1.45	0.87	(0.44)

Less distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.06)	(0.07)	(0.10)
Dividends from net realized gains	(0.21)	(0.18)	(0.22)	—	—
Return of capital	—	—	—	—	— *

Total distributions	(0.31)	(0.31)	(0.28)	(0.07)	(0.10)

Net asset value, end of year	$10.42	$11.62	$11.43	$10.26	$9.46

Total return	-7.67%	4.47%	14.20%	9.30%	-4.30%[2]
Supplemental data and ratios:
Net assets, end of year	$383,423,651	$259,838,374	$288,401,436	$248,122,395	$144,649,234
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.02%	1.00%	1.00%	1.04%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	0.91%	0.95%	1.00%	1.00%	1.00%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.05%	0.94%	0.61%	0.76%	1.12%[3]
After expense reimbursement (recapture) and securities lending credit	1.16%	0.99%	0.61%	0.80%	1.34%[3]
Portfolio turnover rate	84.98%	11.96%	30.35%	18.44%	14.40%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.26	$11.39	$10.43	$9.98
Income from investment operations:
Net investment income	0.16 [6]	0.26	0.18	0.14
Net realized and unrealized gains on investments	(0.89)	0.41	0.98	0.48

Total from investment operations	(0.73)	0.67	1.16	0.62

Less distributions:
Dividends from net investment income	(0.14)	(0.25)	(0.14)	(0.14)
Dividends from net realized gains	(0.88)	(0.55)	(0.06)	(0.03)

Total distributions	(1.02)	(0.80)	(0.20)	(0.17)

Net asset value, end of year	$9.51	$11.26	$11.39	$10.43

Total return	-6.65%	6.01%	11.13%	6.29%[2]
Supplemental data and ratios:
Net assets, end of year	$4,220,428	$6,173,168	$2,680,327	$879,348
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.47%	0.42%	0.43%	0.43%[3]
After expense reimbursement (recapture) and securities lending credit	0.37%	0.37%	0.38%	0.38%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.39%	1.96%	1.42%	2.10%[3]
After expense reimbursement (recapture) and securities lending credit	1.49%	2.01%	1.47%	2.15%[3]
Portfolio turnover rate	130.77%	38.36%	69.17%	67.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.29	$11.39	$10.44	$9.76	$10.00
Income from investment operations:
Net investment income	0.09 [6]	0.15	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	(0.89)	0.46	1.01	0.71	(0.24)

Total from investment operations	(0.80)	0.61	1.09	0.80	(0.15)

Less distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.08)	(0.09)	(0.09)
Dividends from net realized gains	(0.88)	(0.55)	(0.06)	(0.03)	—

Total distributions	(0.96)	(0.71)	(0.14)	(0.12)	(0.09)

Net asset value, end of year	$9.53	$11.29	$11.39	$10.44	$9.76

Total return	-7.18%	5.42%	10.40%	8.25%	-1.43%[2]
Supplemental data and ratios:
Net assets, end of year	$51,768,546	$174,138,417	$195,498,995	$228,905,423	$143,145,114
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.05%	1.01%	1.02%	1.05%	1.25%[3]
After expense reimbursement (recapture) and securities lending credit	0.99%	1.00%	1.00%	1.00%	1.00%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	0.79%	1.17%	0.67%	0.94%	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.85%	1.18%	0.69%	0.99%	1.58%[3]
Portfolio turnover rate	130.77%	38.36%	69.17%	67.22%	50.86%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.34	$10.80	$10.25	$9.75
Income from investment operations:
Net investment income	0.13 [6]	0.17	0.07	0.13
Net realized and unrealized gains on investments	(0.97)	0.21	0.75	0.55

Total from investment operations	(0.84)	0.38	0.82	0.68

Less distributions:
Dividends from net investment income	(0.02)	(0.20)	(0.09)	(0.14)
Dividends from net realized gains	(0.10)	(0.64)	(0.18)	(0.04)

Total distributions	(0.12)	(0.84)	(0.27)	(0.18)

Net asset value, end of year	$9.38	$10.34	$10.80	$10.25

Total return	-8.18%	3.63%	8.01%	7.11%[2]
Supplemental data and ratios:
Net assets, end of year	$5,005,303	$5,977,217	$1,496,066	$810,333
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.51%	0.51%	0.51%	0.52%[3]
After expense reimbursement (recapture) and securities lending credit	0.41%	0.36%	0.46%	0.46%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.20%	2.01%	1.14%	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	1.30%	2.16%	1.19%	1.95%[3]
Portfolio turnover rate	348.05%	214.84%	244.90%	195.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.32	$10.79	$10.27	$9.54	$10.00
Income from investment operations:
Net investment income	0.07 [6]	0.15	0.05	0.09	0.06
Net realized and unrealized gains (losses) on investments	(0.97)	0.17	0.70	0.78	(0.47)

Total from investment operations	(0.90)	0.32	0.75	0.87	(0.41)

Less distributions:
Dividends from net investment income	— *	(0.15)	(0.05)	(0.10)	(0.05)
Dividends from net realized gains	(0.10)	(0.64)	(0.18)	(0.04)	—

Total distributions	(0.10)	(0.79)	(0.23)	(0.14)	(0.05)

Net asset value, end of year	$9.32	$10.32	$10.79	$10.27	$9.54

Total return	-8.74%	3.08%	7.27%	9.15%	-4.09%[2]
Supplemental data and ratios:
Net assets, end of year	$393,657,458	$480,492,438	$377,469,190	$310,316,243	$184,703,438
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.11%	1.10%	1.10%	1.15%	1.32%[3]
After expense reimbursement (recapture) and securities lending credit	1.01%	0.97%	1.10%	1.10%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	0.62%	1.30%	0.51%	0.90%	0.90%[3]
After expense reimbursement (recapture) and securities lending credit	0.72%	1.43%	0.51%	0.95%	1.12%[3]
Portfolio turnover rate	348.05%	214.84%	244.90%	195.89%	293.90%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.02	$10.00	$10.16	$10.19
Income from investment operations:
Net investment income	0.26 [7]	0.40	0.41	0.18
Net realized and unrealized losses on investments	(0.21)	(0.10)[6]	(0.31)	(0.02)

Total from investment operations	0.05	0.30	0.10	0.16

Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.26)	(0.18)
Dividends from net realized gains	—	—	—	(0.01)

Total distributions	(0.27)	(0.28)	(0.26)	(0.19)

Net asset value, end of year	$9.80	$10.02	$10.00	$10.16

Total return	0.56%	3.05%	1.08%	1.53%[2]
Supplemental data and ratios:
Net assets, end of year	$1,107,629	$2,673,347	$1,014,889	$569,773
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.53%	0.51%	0.51%	0.51%[3]
After expense reimbursement (recapture) and securities lending credit	0.39%	0.34%	0.36%	0.47%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.49%	2.64%	2.24%	2.59%[3]
After expense reimbursement (recapture) and securities lending credit	2.63%	2.81%	2.39%	2.63%[3]
Portfolio turnover rate	200.13%	91.93%	134.44%	64.86%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[7]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.04	$10.01	$10.17	$10.04	$10.00
Income from investment operations:
Net investment income	0.20 [6]	0.23	0.19	0.14	0.09
Net realized and unrealized gains (losses) on investments	(0.22)	0.02	(0.15)	0.13	0.01

Total from investment operations	(0.02)	0.25	0.04	0.27	0.10

Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.20)	(0.13)	(0.06)
Dividends from net realized gains	—	—	—	(0.01)	—

Total distributions	(0.21)	(0.22)	(0.20)	(0.14)	(0.06)

Net asset value, end of year	$9.81	$10.04	$10.01	$10.17	$10.04

Total return	-0.19%	2.47%	0.43%	2.71%	1.01%[2]
Supplemental data and ratios:
Net assets, end of year	$145,830,207	$366,970,865	$449,186,398	$509,704,884	$238,654,697
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.13%	1.11%	1.10%	1.13%	1.28%[3]
After expense reimbursement (recapture) and securities lending credit	0.99%	0.93%	1.00%	1.10%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.92%	1.92%	1.64%	1.80%	1.54%[3]
After expense reimbursement (recapture) and securities lending credit	2.06%	2.10%	1.74%	1.83%	1.72%[3]
Portfolio turnover rate	200.13%	91.93%	134.44%	64.86%	136.33%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.62	$10.76	$10.58	$10.00
Income from investment operations:
Net investment income	0.34 [6]	0.36	0.38	0.22
Net realized and unrealized gains (losses) on investments	(0.61)	(0.05)	0.21	0.53

Total from investment operations	(0.27)	0.31	0.59	0.75

Less distributions:
Dividends from net investment income	(0.37)	(0.38)	(0.40)	(0.17)
Dividends from net realized gains	(0.04)	(0.07)	(0.01)	—

Total distributions	(0.41)	(0.45)	(0.41)	(0.17)

Net asset value, end of year	$9.94	$10.62	$10.76	$10.58

Total return	-2.49%	3.01%	5.63%	7.55%[2]
Supplemental data and ratios:
Net assets, end of year	$106,901,424	$140,497,937	$115,477,776	$73,269,622
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.17%	1.14%	1.18%	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.96%	0.88%	0.88%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.15%	3.23%	3.66%	3.66%[3]
After expense reimbursement (recapture) and securities lending credit	3.36%	3.49%	3.96%	3.89%[3]
Portfolio turnover rate	145.43%	66.76%	100.40%	21.35%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.76	$9.65	$10.00	$10.01
Income from investment operations:
Net investment income	0.18 [6]	0.25	0.19	0.13
Net realized and unrealized gains (losses) on investments	(0.11)	0.11	(0.27)	(0.04)

Total from investment operations	0.07	0.36	(0.08)	0.09

Less distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.24)	(0.10)
Dividends from net realized gains	—	—	(0.03)	— *

Total distributions	(0.21)	(0.25)	(0.27)	(0.10)

Net asset value, end of year	$9.62	$9.76	$9.65	$10.00

Total return	0.70%	3.75%	-0.83%	0.88%[2]
Supplemental data and ratios:
Net assets, end of year	$49,872	$2,257,327	$960,185	$503,918
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.44%	0.42%	0.41%	0.50%[3]
After expense reimbursement (recapture) and securities lending credit	0.36%	0.31%	0.32%	0.43%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.76%	2.66%	1.98%	2.44%[3]
After expense reimbursement (recapture) and securities lending credit	1.84%	2.77%	2.07%	2.51%[3]
Portfolio turnover rate	147.81%	22.67%	67.82%	18.75%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.77	$9.64	$9.98	$10.00
Income from investment operations:
Net investment income	0.14 [6]	0.19	0.15	0.10
Net realized and unrealized gains (losses) on investments	(0.21)	0.13	(0.30)	(0.04)

Total from investment operations	(0.07)	0.32	(0.15)	0.06

Less distributions:
Dividends from net investment income	(0.15)	(0.19)	(0.16)	(0.08)
Dividends from net realized gains	—	—	(0.03)	— *

Total distributions	(0.15)	(0.19)	(0.19)	(0.08)

Net asset value, end of year	$9.55	$9.77	$9.64	$9.98

Total return	-0.75%	3.32%	-1.47%	0.59%[2]
Supplemental data and ratios:
Net assets, end of year	$114,740,157	$143,904,504	$213,499,393	$227,815,865
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.04%	1.02%	1.01%	1.09%[3]
After expense reimbursement (recapture) and securities lending credit	0.93%	0.92%	0.92%	1.03%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.32%	1.72%	1.40%	1.78%[3]
After expense reimbursement (recapture) and securities lending credit	1.43%	1.82%	1.49%	1.84%[3]
Portfolio turnover rate	147.81%	22.67%	67.82%	18.75%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional	Service
	January 19, 2016[1] Through March 31, 2016	January 19, 2016[1] Through March 31, 2016
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income	(0.02)[4]	(0.03)[4]
Net realized and unrealized gains (losses) on investments	(0.23)	(0.24)

Total from investment operations	(0.25)	(0.27)

Net asset value, end of period	9.75	9.73

Total return	-2.50%[2]	-2.70%[2]
Supplemental data and ratios:
Net assets, end of period	$4,338,706	$183,020,093
Ratio of expenses to average net assets
Before expense reimbursement (recapture), fees waived and securities lending credit	1.61%[3]	2.20%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	1.30%[3]	1.90%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture), fees waived and securities lending credit	-1.12%[3]	-1.71%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	-0.81%[3]	-1.41%[3]
Portfolio turnover rate	0.00%[2]	0.00%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trust dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Opportunistic Equity Fund, GuideMark® Core Fixed Income Fund, and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 8 funds: GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund and GuidePath® Managed Futures Strategy Fund (collectively, the “Funds”). All of the Funds, except for the GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund are classified and operate as diversified funds under the 1940 Act. The GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund are classified as non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. Each Fund offers two classes of shares: Service Shares and Institutional Shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain common stocks, preferred stocks, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts, futures, swaps and options.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts, futures, swaps and options derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2016:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$235,311,076	$—	$—	$235,311,076
Real Estate Investment Trusts	6,700,456	—	—	6,700,456
Short Term Investments	709,051	—	—	709,051
Investments Purchased as Securities Lending Collateral	85,097,996	—	—	85,097,996

Total Investments in Securities	$327,818,579	$—	$—	$327,818,579

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,399,632	$9,859,393	$—	$12,259,025
Consumer Staples	5,650,091	8,867,572	—	14,517,663
Energy	1,302,497	7,899,764	—	9,202,261
Financials	3,799,372	21,541,481	—	25,340,853
Health Care	—	4,207,007	—	4,207,007
Industrials	1,289,695	5,903,557	—	7,193,252
Information Technology	2,804,682	18,219,156	—	21,023,838
Materials	553,744	5,270,755	—	5,824,499
Telecommunication Services	1,645,135	7,649,161	—	9,294,296
Utilities	626,348	171,300	—	797,648

Total Common Stocks	20,071,196	89,589,146	—	109,660,342
Preferred Stocks
Consumer Staples	268,931	863,355	—	1,132,286
Financials	983,864	—	—	983,864
Information Technology	—	416,317	—	416,317
Materials	765,949	—	—	765,949
Utilities	530,996	—	—	530,996

Total Preferred Stocks	2,549,740	1,279,672	—	3,829,412
Investment Companies	9,771,850	—	—	9,771,850
Real Estate Investment Trusts	—	548,210	—	548,210
Rights	—	—	0	0
Short Term Investments	433,909	—	—	433,909
Investments Purchased as Securities Lending Collateral	950,382	—	—	950,382

Total Investments in Securities	$33,777,077	$91,417,028	$—	$125,194,105

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Rights
Balance as of April 1, 2015	$—
Purchases	0
Sales proceeds and paydowns	—
Accreted discounts, net	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—

Balance as of March 31, 2016	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2016.	$—

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$79,239,106	$—	$—	$79,239,106
Investment Companies	1,096,520	—	—	1,096,520
Real Estate Investment Trusts	6,615,349	—	0	6,615,349
Rights	—	5,597	0	5,597
Short Term Investments	416,943	—	—	416,943
Investments Purchased as Securities Lending Collateral	23,286,836	—	—	23,286,836

Total Investments in Securities	$110,654,754	$5,597	$—	$110,660,351

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Rights	Real Estate Investment Trusts
Balance as of April 1, 2015	$—	$—
Purchases	—	90,487
Sales proceeds and paydowns	—	(8,654)
Accreted discounts, net	—	—
Realized gain (loss)	—	(5,994)
Change in unrealized appreciation (depreciation)	—	(75,839)
Transfers into/(out of) Level 3	—	—

Balance as of March 31, 2016	$—	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2016.	$—	$(75,839)

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,909,178	$29,734,379	$—	$31,643,557
Consumer Staples	2,583,566	25,153,733	—	27,737,299
Energy	89,119	3,721,155	—	3,810,274
Financials	4,867,760	34,965,072	—	39,832,832
Health Care	—	20,886,306	—	20,886,306
Industrials	353,869	23,059,419	—	23,413,288
Information Technology	1,287,544	11,786,219	—	13,073,763
Materials	559,738	9,848,829	—	10,408,567
Telecommunication Services	219,233	6,598,223	—	6,817,456
Utilities	—	3,879,953	—	3,879,953

Total Common Stocks	11,870,007	169,633,288	—	181,503,295
Investment Companies	3,859,321	—	—	3,859,321
Participatory Notes	—	312,939	—	312,939
Real Estate Investment Trusts	—	2,071,841	—	2,071,841
Short Term Investments	129,216	—	—	129,216
Investments Purchased as Securities Lending Collateral	3,371,777	—	—	3,371,777

Total Investments in Securities	$19,230,321	$172,018,068	$—	$191,248,389

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$68,233,329	$—	$—	$68,233,329
Real Estate Investment Trusts	435,279	—	—	435,279
Short Term Investments	1,332,605	—	—	1,332,605
Investments Purchased as Securities Lending Collateral	20,750,989	—	—	20,750,989

Total Investments in Securities	$90,752,202	$—	$—	$90,752,202

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$22,262,648	$—	$22,262,648
Collateralized Mortgage Obligations	—	19,067,332	—	19,067,332
Corporate Obligations	—	78,442,906	—	78,442,906
Foreign Government Debt Obligations	—	96,000	—	96,000
Mortgage Backed Securities – U.S. Government Agency	—	76,095,870	—	76,095,870
Municipal Debt Obligations	—	1,324,098	—	1,324,098
U.S. Treasury Obligations	—	24,114,014	—	24,114,014

Total Fixed Income	—	221,402,868	—	221,402,868
Short Term Investments	5,911,395	—	—	5,911,395
Investments Purchased as Securities Lending Collateral	3,797,653	—	—	3,797,653

Total Investments in Securities	$9,709,048	$221,402,868	$—	$231,111,916

Other Financial Instruments*
Futures	$12,257	$—	$—	$12,257
Swaps	—	(5,226)	—	(5,226)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$47,809,606	$—	$47,809,606
Short Term Investments	1,346,602	—	—	1,346,602

Total Investments in Securities	$1,346,602	$47,809,606	$—	$49,156,208

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$—	$22,093	$—	$22,093
Preferred Stock	—	19,420	—	19,420

Total Equity	—	41,513	—	41,513
Fixed Income
Collateralized Mortgage Obligations	—	16,420,982	—	16,420,982
Convertible Obligations	—	664,950	—	664,950
Corporate Obligations	—	3,556,556	—	3,556,556
Foreign Government Obligations	—	39,809,915	—	39,809,915
Mortgage Backed Securities – U.S. Government Agency	—	10,048,114	—	10,048,114

Total Fixed Income	—	70,500,517	—	70,500,517
Short Term Investments	6,105,405	7,839,562	—	13,944,967

Total Investments in Securities	$6,105,405	$78,381,592	$—	$84,486,997

Other Financial Instruments*
Forward Currency Contracts	$—	$(2,031,878)	$—	$(2,031,878)
Swaps	—	(2,553,356)	—	(2,553,356)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and swaps. Forward currency contracts and swaps are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$390,277,010	$—	$—	$390,277,010
Short Term Investments	4,189,321	—	—	4,189,321
Investments Purchased as Securities Lending Collateral	77,049,918	—	—	77,049,918

Total Investments in Securities	$471,516,249	$—	$—	$471,516,249

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$55,566,889	$—	$—	$55,566,889
Short Term Investments	684,486	—	—	684,486
Investments Purchased as Securities Lending Collateral	12,824,493	—	—	12,824,493

Total Investments in Securities	$69,075,868	$—	$—	$69,075,868

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$394,918,623	$—	$—	$394,918,623
Short Term Investments	3,252,838	—	—	3,252,838
Investments Purchased as Securities Lending Collateral	15,134,578	—	—	15,134,578

Total Investments in Securities	$413,306,039	$—	$—	$413,306,039

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$145,437,559	$—	$—	$145,437,559
Short Term Investments	1,176,713	—	—	1,176,713
Investments Purchased as Securities Lending Collateral	2,105,637	—	—	2,105,637

Total Investments in Securities	$148,719,909	$—	$—	$148,719,909

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$105,613,338	$—	$—	$105,613,338
Short Term Investments	780,774	—	—	780,774
Investments Purchased as Securities Lending Collateral	20,849,155	—	—	20,849,155

Total Investments in Securities	$127,243,267	$—	$—	$127,243,267

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$113,845,574	$—	$—	$113,845,574
Short Term Investments	1,042,296	—	—	1,042,296
Investments Purchased as Securities Lending Collateral	16,638,946	—	—	16,638,946

Total Investments in Securities	$131,526,816	$—	$—	$131,526,816

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$4,259,019	$182,839,805	$—	$187,098,824

Total Investments in Securities	$4,259,019	$182,839,805	$—	$187,098,824

Other Financial Instruments*
Futures	$2,360,596	$—	$—	$2,360,596

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements other than the below.

On April 11, 2016 AssetMark, Inc. (“AssetMark”) announced that Aquiline Capital Partners LLC and Genstar Capital Management, LLC, the parent companies of AssetMark, the investment advisor of each Fund, has agreed to enter into a transaction (the “Transaction”) whereby Huatai Securities Co. Ltd. would acquire AssetMark. The closing of the Transaction is expected to occur in the second half of 2016 (the “Closing”), provided all of the conditions of the Closing are met.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2016, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The World ex-US Fund, Core Fixed Income Fund and each of the GPS Funds II portfolios may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Core Fixed Income Fund and each of the GPS Funds II portfolios may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® World ex-US Fund

During the period the Fund utilized exchange traded equity index futures in order to equitize cash. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund was not invested in these instruments at March 31, 2016.

The Effect of Derivative Instruments on the Statement of Operations for the Year ended March 31, 2016

Amount of Realized Loss on Derivatives Recognized in Income
	Futures Contracts	Forward Currency Contracts	Total
Equity Contracts	$(1,638,187)	$—	$(1,638,187)
Foreign Exchange Contracts	—	(6,720)	(6,720)
Total	$(1,638,187)	$(6,720)	$(1,644,907)

Change in Unrealized Appreciation on Derivatives Recognized in Income
Futures Contracts
Equity Contracts	$14,902
Total	$14,902

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX to efficiently manage investment grade credit exposure.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on Swap Agreements	$—	Depreciation on Swap Agreements	$—

Interest Rate Contracts – Swaps	Appreciation on Swap Agreements	—	Depreciation on Swap Agreements	5,226

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	45,362	Unrealized depreciation on futures contracts	33,105
Total		$45,362		$38,331

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year ended March 31, 2016

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Written Options	Total
Credit Contracts	$—	$(84,096)	$—	$(84,096)
Interest Rate Contracts	(12,599)	(225,023)	38,916	(198,706)
Total	$(12,599)	$(309,119)	$38,916	$(282,802)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Total
Credit Contracts	$—	$57	$57
Interest Rate Contracts	35,902	(5,226)	30,676
Total	$35,902	$(5,169)	$30,733

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into financial futures contracts primarily to manage interest rate risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund entered into option contracts to gain investment exposures in accordance with its objective.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts – Swaps	Appreciation on Swap Agreements	$—	Depreciation on Swap Agreements	$2,553,356

Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	465,819	Depreciation of forward currency contracts	2,497,697
Total		$465,819		$5,051,053

The Effect of Derivative Instruments on the Statement of Operations for the Year ended March 31, 2016

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Forward Currency Contracts	Written Options	Purchased Options*	Swaps	Total
Credit Contracts	$—	$—	$—	$—	$(92,897)	$(92,897)
Equity Contracts	139,524	—	70,358	(224,661)	—	(14,779)
Foreign Exchange Contracts	—	3,864,575	—	14,866	—	3,879,441
Interest Rate Contracts	(52,952)	—	45,150	(73,781)	(478,868)	(560,451)
Total	$86,572	$3,864,575	$115,508	$(283,576)	$(571,765)	$3,211,314

*	Included in net realized gain (loss) on investments as reported on the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Forward Currency Contracts	Written Options	Purchased Options*	Swaps	Total
Credit Contracts	$—	$—	$—	$—	$51,401	$51,401
Equity Contracts	(17,159)	—	(42,785)	87,858	—	27,914
Foreign Exchange Contracts	—	(8,176,413)	—	15,448	—	(8,160,965)
Interest Rate Contracts	(3,903)	—	—	49,923	(642,778)	(596,758)
Total	$(21,062)	$(8,176,413)	$(42,785)	$153,229	$(591,377)	$(8,678,408)

*	Included in net change in unrealized depreciation on investments as reported on the Statement of Operations.

GuidePath® Managed Futures Strategy Fund

The GuidePath Managed Futures Strategy Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended March 31, 2016, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts	$440,738	Unrealized depreciation on futures contracts	$1,630,756

Equity Contracts – Futures*	Unrealized appreciation on futures contracts	1,698,546	Unrealized depreciation on futures contracts	70,160

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts	1,186,570	Unrealized depreciation on futures contracts	59,777

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	1,260,103	Unrealized depreciation on futures contracts	464,668
Total		$4,585,957		$2,225,361

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Period ended March 31, 2016

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Futures Contracts
Commodity Contracts	$(5,124,874)
Equity Contracts	(2,320,920)
Foreign Exchange Contracts	(2,251,580)
Interest Rate Contracts	2,978,442
Total	$(6,718,932)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Commodity Contracts	$(1,190,018)
Equity Contracts	1,628,386
Foreign Exchange Contracts	1,126,793
Interest Rate Contracts	795,435
Total	$2,360,596

The average monthly value outstanding of purchased and written options during the Year ended March 31, 2016 were as follows:

	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund*
Purchased Options	$—	$—	$75,532	$—
Written Options	$—	$(2,287)	$(101,983)	$—

The average monthly notional amount outstanding of futures, forwards, and swaps during the Year ended March 31, 2016 were as follows:

Long Positions	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund*
Futures	$5,634,797	$19,319,441	$951,486	$1,162,372,426
Forwards	$—	$—	$65,771,837	$—
Swaps	$—	$7,791,308	$20,543,062	$—

Short Positions	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund*
Futures	$—	$(12,806,087)	$(19,493,325)	$(91,366,463)
Forwards	$—	$—	$(24,936,543)	$—

Cross	GuideMark® World ex-US Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund*
Forwards	$—	$—	$17,670,804	$—

*	The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016.

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. See note 9 for options written.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2016, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Credit Suisse	$45,362	$(33,105)	$12,257	$—	$—	$12,257
Swaps
Morgan Stanley	—	—	—	—	—	—

	$45,362	$(33,105)	$12,257	$—	$—	$12,257

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Credit Suisse	$33,105	$(33,105)	$—	$—	$—	$—
Swaps
Morgan Stanley	5,226	—	5,226	—	(5,226)	—

	$38,331	$(33,105)	$5,226	$—	$(5,226)	$—

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

The table below, as of March 31, 2016, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Barclays	$48,362	$—	$48,362	$(48,362)	$—	$—
Citibank	2,981	—	2,981	(2,981)	—	—
Deutsche Bank	92,672	—	92,672	(92,672)	—	—
Goldman Sachs	—	—	—	—	—	—
HSBC	125,558	—	125,558	(125,558)	—	—
JP Morgan Chase	196,246	—	196,246	(196,246)	—	—
Morgan Stanley	—	—	—	—	—	—
Swaps
Citibank	—	—	—	—	—	—
JP Morgan Chase	—	—	—	—	—	—

	$465,819	$—	$465,819	$(465,819)	$—	$—

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Barclays	$265,982	$—	$265,982	$(48,362)	$—	$217,620
Citibank	440,917	—	440,917	(2,981)	(300,000)	137,936
Deutsche Bank	867,341	—	867,341	(92,672)	—	774,669
Goldman Sachs	95,229	—	95,229	—	—	95,229
HSBC	365,258	—	365,258	(125,558)	(239,700)	—
JP Morgan Chase	412,821	—	412,821	(196,246)	(216,575)	—
Morgan Stanley	50,149	—	50,149	—	—	50,149
Swaps
Citibank	142,187	—	142,187	—	—	142,187
JP Morgan Chase	2,411,169	—	2,411,169	—	(2,411,169)	—

	$5,051,053	$—	$5,051,053	$(465,819)	$(3,167,444)	$1,417,790

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

The table below, as of March 31, 2016, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$4,585,957	$(2,225,361)	$2,360,596	$—	$—	$2,360,596

	$4,585,957	$(2,225,361)	$2,360,596	$—	$—	$2,360,596

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$2,225,361	$(2,225,361)	$—	$—	$—	$—

	$2,225,361	$(2,225,361)	$—	$—	$—	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 6 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(o)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(p)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(q)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(r)	Trustee Compensation

For the year ended March 31, 2016, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I, GPS Funds II, and Savos Investments Trust, the Independent Trustees receive a retainer fee of $65,000 per year, $4,500 per in-person meeting attended, and $2,000 per telephonic meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Independent Trustees also receive $4,500 per annual agreement renewal review meeting, whether it is held in-person or telephonically. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

Effective April 1, 2016, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I, GPS Funds II, Savos Investments Trust, which currently consists of one fund, and the GuideMark® Alternative Lending Income Fund, which is organized as a stand-alone trust but has not yet begun operation, the Independent Trustees receive a retainer fee of $80,000 per year, $4,500 per in-person meeting attended, $2,000 per telephonic meeting attended, and $4,500 per annual agreement renewal review meeting, whether it is held in-person or telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(s)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(t)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

3.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Opportunistic Equity Fund	0.80%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%

From April 1, 2015 through October 8, 2015 the Investment Advisory Fee for the GuideMark® Large Cap Core Fund was 0.70%, the GuideMark® Emerging Markets Fund was 0.70%, the GuideMark® Small/Mid Cap Core Fund was 0.75%, and the GuideMark® World ex-US Fund was 0.70%.

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

Effective August 1, 2015, with the exception of the GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund which were effective October 9, 2015, each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2017, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on daily net assets of each class of each Fund:

	Service Class	Institutional Class
Large Cap Core Fund	1.24%	0.64%
Emerging Markets Fund	1.65%	1.05%
Small/Mid Cap Core Fund	1.45%	0.85%
World ex-US Fund	1.39%	0.79%
Opportunistic Equity Fund	1.60%	1.00%
Core Fixed Income Fund	1.29%	0.69%
Tax-Exempt Fixed Income Fund	1.29%	0.69%
Opportunistic Fixed Income Fund	1.55%	0.95%
Growth Allocation Fund	1.00%	0.40%
Conservative Allocation Fund	1.00%	0.40%
Tactical Allocation Fund	1.10%	0.50%
Absolute Return Allocation Fund	1.10%	0.50%
Multi-Asset Income Allocation Fund	1.10%	0.50%
Flexible Income Allocation Fund	1.05%	0.45%
Managed Futures Strategy Fund*	1.90%	1.30%

*	The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016.

From April 1, 2015 through July 31, 2015 each Fund and the Advisor had entered into an Expense Waiver and Reimbursement Agreement under which the Advisor had agreed to waive its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.99%
Emerging Markets Fund	0.99%
Small/Mid Cap Core Fund	1.09%
World ex-US Fund	1.09%
Opportunistic Equity Fund	1.10%
Core Fixed Income Fund	0.79%
Tax-Exempt Fixed Income Fund	0.79%
Opportunistic Fixed Income Fund	1.05%
Growth Allocation Fund	0.50%
Conservative Allocation Fund	0.50%
Tactical Allocation Fund	0.60%
Absolute Return Allocation Fund	0.60%
Multi-Asset Income Allocation Fund	0.60%
Flexible Income Allocation Fund	0.55%

From August 1, 2015 through October 8, 2015 the Expense Waiver and Reimbursement for the GuideMark® Large Core Fund was 1.49% (Service Shares) and 0.89% (Institutional Shares), the GuideMark® Emerging Markets Fund was 1.49% (Service Shares) and 0.89% (Institutional Shares), the GuideMark® Small/Mid Cap Core Fund was 1.59% (Service Shares) and 0.99% (Institutional Shares), and the GuideMark® World ex-US Fund was 1.59% (Service Shares) and 0.99% (Institutional Shares).

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of March 31, 2016, Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, Opportunistic Equity Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, and Flexible Income Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2017	Year of Expiration 03/31/2018	Year of Expiration 03/31/2019
World ex-US Fund	$64,077	$—	$57,314
Core Fixed Income Fund	—	—	58,312
Tax-Exempt Fixed Income Fund	66,988	58,715	82,292
Opportunistic Fixed Income Fund	77,167	186,297	242,737
Managed Futures Strategy Fund	—	—	109,081

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

4.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent year ended March 31, 2016.

5.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of March 31, 2016, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Managed Futures Strategy Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Money Market Funds*
Large Cap Core Fund	$85,097,996
Emerging Markets Fund	950,382
Small/Mid Cap Core Fund	23,286,836
World ex-US Fund	3,371,777
Opportunistic Equity Fund	20,750,989
Core Fixed Income Fund	3,797,653
Tax-Exempt Fixed Income Fund	—
Opportunistic Fixed Income Fund	—
Growth Allocation Fund	77,049,918
Conservative Allocation Fund	12,824,493
Tactical Allocation Fund	15,134,578
Absolute Return Allocation Fund	2,105,637
Multi-Asset Income Allocation Fund	20,849,155
Flexible Income Allocation Fund	16,638,946
Managed Futures Strategy Fund	—

Amounts related to agreements not included in offsetting disclosure in footnote 2 (Offsetting Assets and Liabilities).	$281,858,360

*	Proceeds from securities lending (Money Market collateral).

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2016 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$286,408,274	$256,902,387
Emerging Markets Fund	256,307,651	327,459,952
Small/Mid Cap Core Fund	130,943,780	113,172,130
World ex-US Fund	328,089,972	426,576,307
Opportunistic Equity Fund	97,646,853	149,825,384
Core Fixed Income Fund*	431,262,026	517,484,500
Tax-Exempt Fixed Income Fund	7,140,160	23,018,933
Opportunistic Fixed Income Fund**	51,237,055	140,543,693
Growth Allocation Fund	369,814,480	230,590,351
Conservative Allocation Fund	181,075,176	277,897,407

	Purchases	Sales
Tactical Allocation Fund	$1,519,468,250	$1,552,322,802
Absolute Return Allocation Fund	606,967,706	810,772,366
Multi-Asset Income Allocation Fund	174,564,763	197,834,661
Flexible Income Allocation Fund	191,433,718	215,832,399
Managed Futures Strategy Fund***	—	—

*	Included in these amounts were $64,746,344 of purchases and $69,934,326 of sales of U.S. Government Securities.
**	Included in these amounts were $2,986,881 of purchases and $2,982,932 of sales of U.S. Government Securities.
***	The GuidePath® Managed Futures Strategy Fund commeneced operations on January 19, 2016.

8.	Transactions with Affiliates

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The GuidePath® Funds had the following transactions during the year ended March 31, 2016, with affiliates:

	Share Activity				Year Ended March 31, 2016
Security Name	Balance March 31, 2015	Purchases	Sales	Balance March 31, 2016	Fair Value	Dividends Credited to Income	Amount of Gain* (Loss) realized on Sale of Shares
Growth Allocation Fund
Altegris® Macro Strategy Fund - Institutional Shares	305,699	23,680	329,379	—	$—	$344,824	$(298,440)
Altegris® Multi-Strategy Alternatives Fund - Institutional Shares	510,598	52,349	562,947	—	—	163,421	(149,366)
GuideMark® Large Cap Core Fund - Institutional Shares	1,223,084	1,351,656	561,901	2,012,839	29,890,657	119,711	1,115,161
GuideMark® Emerging Markets Fund - Institutional Shares	1,600,622	186,263	1,264,737	522,148	5,931,602	250,488	3,170,794
GuideMark® Global Real Return Fund - Institutional Shares	1,301,374	29,325	1,330,699	—	—	56,414	(2,361,514)
GuideMark® Opportunistic Equity Fund - Institutional Shares	1,106,932	223,675	1,330,607	—	—	109,765	1,938,740
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	1,408,994	1,701,357	665,481	2,444,870	37,479,858	59,316	386,376
GuideMark® World ex-US Fund - Institutional Shares	5,603,058	3,012,266	2,113,401	6,501,923	50,324,887	1,140,723	(533,582)

					$123,627,004	$2,244,662	$3,268,169

Conservative Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	2,124,697	346,245	2,470,942	—	$—	$237,981	$161,163
GuideMark® Large Cap Core Fund - Institutional Shares	784,709	371,185	1,057,681	98,213	1,458,470	87,768	3,287,042
GuideMark® Emerging Markets Fund - Institutional Shares	968,299	324,223	1,279,563	12,959	147,214	93,085	3,137,072
GuideMark® Opportunistic Equity Fund - Institutional Shares	1,494,135	1,064,204	2,558,339	—	—	202,176	2,377,612
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	966,806	1,739,078	2,705,884	—	—	77,222	(482,838)
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	606,851	84,155	485,935	205,071	3,143,743	8,277	2,479,308
GuideMark® World ex-US Fund - Institutional Shares	3,813,221	727,234	4,212,703	327,752	2,536,800	503,219	987,588

					$7,286,227	$1,209,728	$11,946,947

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

	Share Activity				Year Ended March 31, 2016
Security Name	Balance March 31, 2015	Purchases	Sales	Balance March 31, 2016	Fair Value	Dividends Credited to Income	Amount of Gain* (Loss) realized on Sale of Shares
Tactical Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	906,090	145,544	1,051,634	—	$—	$80,386	$91,895
GuideMark® Large Cap Core Fund - Institutional Shares	914,346	86,301	1,000,647	—	—	—	3,666,427
GuideMark® Emerging Markets Fund - Institutional Shares	1,957,974	216,748	2,174,722	—	—	—	4,928,048
GuideMark® Opportunistic Equity Fund - Institutional Shares	2,358,179	594,657	2,952,836	—	—	212,297	565,952
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	2,150,569	264,191	2,414,760	—	—	168,383	(656,486)
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	258,994	27,685	286,679	—	—	—	1,477,208
GuideMark® World ex-US Fund - Institutional Shares	2,749,603	894,530	3,644,133	—	—	—	(489,278)

					$—	$461,066	$9,583,766

Absolute Return Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	1,283,660	145,364	1,429,024	—	$—	$155,374	$133,126
GuideMark® Emerging Markets Fund - Institutional Shares	337,528	45,404	382,932	—	—	—	789,613
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	—	1,221,268	550,633	670,635	6,069,246	—	(17,058)
GuideMark® World ex-US Fund - Institutional Shares	340,049	58,506	398,555	—	—	—	(45,644)

					$6,069,246	$155,374	$860,037

Multi-Asset Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	241,699	98,730	209,772	130,657	$1,236,015	$28,502	$(8,768)
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	27,612	626,268	424,601	229,279	2,074,975	2,153	(26,641)
GuideMark® World ex-US Fund - Institutional Shares	437,242	29,336	466,578	—	—	—	208,063

					$3,310,990	$30,655	$172,654

Flexible Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	3,289,684	207,629	3,419,642	77,671	$734,766	$363,933	$(32,812)
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	2,129,846	362,729	2,492,575	—	—	166,796	(1,564,566)

					$734,766	$530,729	$(1,597,378)

*	Includes long-term capital gains distributions received from affiliates.

9.	Option Contracts Written

The premium amount and number of option contracts written during the Year ended March 31, 2016, were as follows:

Core Fixed Income Fund

	Amount of Premiums	Number of Contracts	Notional Amount
Outstanding at 3/31/15	$—	—	—
Options written	38,916	—	13,408,000
Options expired	(38,916)	—	(13,408,000)
Options exercised	—	—	—
Options closed	—	—	—

Outstanding at 3/31/16	$—	—	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

Opportunistic Fixed Income Fund

	Amount of Premiums	Number of Contracts	Notional Amount
Outstanding at 3/31/15	$59,769	411	—
Options written	75,314	598	4,200,000
Options expired	(68,247)	(726)	—
Options exercised	—	—	—
Options closed	(66,836)	(283)	(4,200,000)

Outstanding at 3/31/16	$—	—	—

No other Fund held written option contracts at any time during the period ended March 31, 2016.

10.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, Partnerships and paydown reclassifications. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Large Cap Core Fund	$—	$—	$—
Emerging Markets Fund	(334,175)	362,415	(28,240)
Small/Mid Cap Core Fund	(54,068)	297,794	(243,726)
World ex-US Fund	712,630	(712,630)	—
Opportunistic Equity Fund	75,085	(75,066)	(19)
Core Fixed Income Fund	497,037	(497,037)	—
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	5,589,320	(5,589,320)	—
Growth Allocation Fund	—	—	—
Conservative Allocation Fund	1,524	(1,523)	(1)
Tactical Allocation Fund	(28,583)	28,583	—
Absolute Return Allocation Fund	(248,231)	16,249	231,982
Multi-Asset Income Allocation Fund	(40)	40	—
Flexible Income Allocation Fund	—	—	—
Managed Futures Strategy Fund	505,223	5,149,562	(5,654,785)

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:				Utilized
			Indefinite*
	3/31/2017	3/31/2018	Short Term	Long Term
Large Cap Core Fund	$—	$—	$—	$—	$20,896,224
Emerging Markets Fund	—	94,740,824	—	—	38,603,637
Small/Mid Cap Core Fund	—	—	—	—	—
World ex-US Fund	62,607,085	139,582,037	16,628,139	—	—
Opportunistic Equity Fund	—	—	—	—	—
Core Fixed Income Fund	—	—	—	—	—
Tax-Exempt Fixed Income Fund	507,875	2,354,785	—	—	1,058,932
Opportunistic Fixed Income Fund	—	—	1,760,263	—	1,877,343
Growth Allocation Fund	—	—	—	—	—
Conservative Allocation Fund	—	—	—	—	—
Tactical Allocation Fund	—	—	8,248,902	—	—
Absolute Return Allocation Fund	—	—	2,198,377	—	—
Multi-Asset Income Allocation Fund	—	—	1,338,728	1,160,745	—
Flexible Income Allocation Fund	—	—	1,840,568	5,592,570	—
Managed Futures Strategy Fund	—	—	—	—	—

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

Additionally, at March 31, 2016, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	535,847	—
Small/Mid Cap Core Fund	—	1,054,737
World ex-US Fund	—	—
Opportunistic Equity Fund	105,707	—
Core Fixed Income Fund	—	986,960
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	12,949,335
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	4,726,820
Tactical Allocation Fund	—	18,748,207
Absolute Return Allocation Fund	—	11,670,368
Multi-Asset Income Allocation Fund	—	6,962,945
Flexible Income Allocation Fund	—	4,216,905
Managed Futures Strategy Fund	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2016 and March 31, 2015 are as follows:

	Year Ended March 31, 2016
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$981,309		$7,226,929	$—
Emerging Markets Fund	1,975,997		—	—
Small/Mid Cap Core Fund	293,891		1,800,770	—
World ex-US Fund	5,839,865		—	—
Opportunistic Equity Fund	632,301		15,840,853	—
Core Fixed Income Fund	4,565,466		2,192,419	—
Tax-Exempt Fixed Income Fund	1,616,922	*	—	—
Opportunistic Fixed Income Fund	1,670,971		—	—
Growth Allocation Fund	2,196,042		4,302,920	—
Conservative Allocation Fund	1,381,571		12,682,062	—
Tactical Allocation Fund	658,835		3,768,696	—
Absolute Return Allocation Fund	7,089,483		—	—
Multi-Asset Income Allocation Fund	4,413,652		434,239	—
Flexible Income Allocation Fund	1,917,799		—	—
Managed Futures Strategy Fund**	—		—	—

*	Contains $1,585,965 of tax-exempt income for year ended 3/31/2016.
**	For the period January 19, 2016 (commencement of operations) through March 31, 2016.

	Year Ended March 31, 2015
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$612,700		$—	$—
Emerging Markets Fund	3,081,621		—	—
Small/Mid Cap Core Fund	806,119		4,104,710	—
World ex-US Fund	5,666,416		—	—
Opportunistic Equity Fund	4,581,200		17,807,110	—
Core Fixed Income Fund	4,220,388		441,429	—
Tax-Exempt Fixed Income Fund	1,871,450	*	—	—
Opportunistic Fixed Income Fund	9,147,618		—	—
Growth Allocation Fund	4,680,370		2,554,862	—
Conservative Allocation Fund	2,728,561		8,186,825	—
Tactical Allocation Fund	8,230,196		26,176,837	—
Absolute Return Allocation Fund	8,045,672		—	—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2016

	Year Ended March 31, 2015
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Multi-Asset Income Allocation Fund	$5,287,667	$478,403	$—
Flexible Income Allocation Fund	3,018,738	—	—

*	Contains $1,812,715 of tax-exempt income for year ended 3/31/2015.

At March 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
Cost of Investments	298,454,352	121,187,028	107,606,086	182,546,132	85,273,635	226,026,182
Gross Unrealized Appreciation	39,117,394	9,564,746	8,821,624	19,411,762	11,488,932	6,079,616
Gross Unrealized Depreciation	(9,753,167)	(5,557,669)	(5,767,359)	(10,709,505)	(6,010,365)	(993,882)

Net Unrealized Appreciation/(Depreciation)	29,364,227	4,007,077	3,054,265	8,702,257	5,478,567	5,085,734

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	482,811	—	—	3,332,347	—	299,612
Undistributed Long-Term Cap Gains	416,354	—		—	1,091,965

Total Distributable Earnings	899,165	—	—	3,332,347	1,091,965	299,612

Other Accumulated Gains/(Losses)	—	(95,273,797)	(1,054,737)	(218,833,161)	(105,707)	(1,014,270)

Total Accumulated Earnings/(Losses)	30,263,392	(91,266,720)	1,999,528	(206,798,557)	6,464,825	4,371,076

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
Cost of Investments	45,020,833	91,203,570	431,117,708	65,024,861	409,795,239	147,246,430
Gross Unrealized Appreciation	4,139,516	2,849,651	43,173,535	4,411,626	7,264,914	3,213,112
Gross Unrealized Depreciation	(4,141)	(9,566,224)	(2,774,994)	(360,619)	(3,754,114)	(1,739,633)

Net Unrealized Appreciation/(Depreciation)	4,135,375	(6,716,573)	40,398,541	4,051,007	3,510,800	1,473,479

Undistributed Tax-Exempt Ordinary Income	19,860	—	—	—	—	—
Undistributed Ordinary Income	1,800	1,566,323	890,944	—	3,197,003	569,179
Undistributed Long-Term Cap Gains	—	—	9,949,283	9,908,476	—	—

Total Distributable Earnings	21,660	1,566,323	10,840,227	9,908,476	3,197,003	569,179

Other Accumulated Gains/(Losses)	(2,862,660)	(14,483,071)	(23,855)	(4,750,674)	(27,020,964)	(13,892,600)

Total Accumulated Earnings/(Losses)	1,294,375	(19,633,321)	51,214,913	9,208,809	(20,313,161)	(11,849,942)

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed Futures Strategy Fund
Cost of Investments	123,471,194	129,381,646	187,067,886
Gross Unrealized Appreciation	6,217,100	2,531,875	32,328
Gross Unrealized Depreciation	(2,445,027)	(386,705)	(1,390)

Net Unrealized Appreciation/(Depreciation)	3,772,073	2,145,170	30,938

Undistributed Tax-Exempt Ordinary Income	—	—	—
Undistributed Ordinary Income	49,560	173,432	—
Undistributed Long-Term Cap Gains	—	—	1,489,705

Total Distributable Earnings	49,560	173,432	1,489,705

Other Accumulated Gains/(Losses)	(9,462,418)	(11,650,044)	(744,852)

Total Accumulated Earnings/(Losses)	(5,640,785)	(9,331,442)	775,791

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

GuideMark® Funds & GuidePath® Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GPS Funds I and GPS Funds II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GPS Funds I and GPS Funds II comprising GuideMark Large Cap Core Fund (formerly GuideMark Large Cap Growth Fund), GuideMark Emerging Markets Fund (formerly GuideMark Large Cap Value Fund), GuideMark Small/Mid Cap Core Fund, GuideMark World Ex-US Fund, GuideMark Opportunistic Equity Fund, GuideMark Core Fixed Income Fund, GuideMark Tax-Exempt Fixed Income Fund, GuideMark Opportunistic Fixed Income Fund, GuidePath Growth Allocation Fund (formerly GuidePath Strategic Asset Allocation Fund), GuidePath Conservative Allocation Fund (formerly GuidePath Tactical Constrained Asset Allocation Fund), GuidePath Tactical Allocation Fund (formerly GuidePath Tactical Unconstrained Asset Allocation Fund), GuidePath Absolute Return Allocation Fund (formerly GuidePath Absolute Return Asset Allocation Fund), GuidePath Multi-Asset Income Allocation Fund (formerly GuidePath Multi-Asset Income Asset Allocation Fund), GuidePath Flexible Income Allocation Fund (formerly GuidePath Fixed Income Allocation Fund), and the consolidated schedule of investments and the accompanying consolidated statement of assets and liabilities of GuidePath Managed Futures Strategy Fund (the “Funds”) as of March 31, 2016, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period presented for GuidePath Managed Futures Strategy Fund, and the related statements of operations for the year ended March 31, 2016 and changes in net assets for each of the two years ended March 31, 2016 and the financial highlights for each of the three years ended March 31, 2016 for the remainder of the Funds (collectively, for all Funds presented, the “financial statements”). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to March 31, 2014, were audited by other auditors whose report dated May 30, 2013, expressed an unqualified opinion of those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting GPS Funds I and GPS Funds II as of March 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 27, 2016

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION

March 31, 2016

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	100.00%	100.00%
Small/Mid Cap Core Fund	46.36%	48.31%
World ex-US Fund	0.72%	100.00%
Opportunistic Equity Fund	100.00%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	1.08%	2.43%
Growth Allocation Fund	32.75%	100.00%
Conservative Allocation Fund	48.57%	97.88%
Tactical Allocation Fund	30.00%	59.18%
Absolute Return Allocation Fund	2.94%	6.98%
Multi-Asset Income Allocation Fund	12.57%	36.23%
Flexible Income Allocation Fund	0.16%	2.47%
Managed Futures Strategy Fund	0.00%	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$44,227	$0.0041	24.81%
World ex-US Fund	483,406	0.0197	98.87%
Growth Allocation Fund	99,730	0.0026	4.34%
Conservative Allocation Fund	43,995	0.0075	3.36%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	17	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	17	Trustee, Savos Investments Trust (2015-present); Trustee, GVIT (2008-2012).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	17	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present) Director, Sitoa Global Inc. (2011-2013); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008-present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005-2014); Director, Merriman Holdings, Inc. (financial services) (2003-present); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2007	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); and President, GVIT (2008-2012); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	17	Trustee, Savos Investments Trust (2014-present); Chairperson, AssetMark Trust Co. (2008-present); Director, Lamorinda Soccer Club (2011-2013).

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present) and GVIT (2008-2010); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trust serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I and GPS FUNDS II:

Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) held on December 9, 2015 (the “Meeting”), the Board considered the renewal of the investment advisory agreements between AssetMark, Inc. (the “Advisor” or “AssetMark”) and each Trust on behalf of the series of each Trust (collectively, the “Funds”) (the “Advisory Agreements”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Wellington Management Company (“Wellington”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (ii) Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (iii) Diamond Hill Capital Management, Inc. (“Diamond Hill”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (iv) River Road Asset Management, LLC (“River Road”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (v) Westfield Capital Management Company, L.P. (“Westfield”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (vi) Delaware Management Company (“Delaware”) and AssetMark, on behalf of the GuideMark® Tax-Exempt Fixed Income Fund; (vii) Franklin Advisers, Inc. (“Franklin Advisers”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; (viii) Loomis, Sayles and Company, L.P. (“Loomis Sayles”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; and (ix) DoubleLine Capital LP (“DoubleLine”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund (collectively, the “Sub-Advisory Agreements”). Hereinafter, Wellington, Barrow Hanley, Diamond Hill, River Road, Westfield, Delaware, Franklin, Loomis Sayles, and DoubleLine are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreements and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.”

The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

The Board – including a majority of the independent Trustees – determined to approve the continuance of the Advisory Agreements and the Sub-Advisory Agreements. The material factors considered and the conclusions that formed the basis of the Board’s approval of the renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the renewal of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the independent Trustees (“Independent Counsel”). The determination to approve the renewal of the Agreements was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review of each Advisory Agreement. The materials provided to the Board with regard to the Funds related to, among other things: (1) a copy of each Advisory Agreement; (2) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective(s) of the Fund; (3) information describing the nature, quality and extent of the services that AssetMark provides to the Funds, and the fees AssetMark charges to the Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds; (4) information regarding AssetMark’s business and operations, investment team, compliance program and internal procedures; (5) information describing each Fund’s expense ratio compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective(s) of the Fund; (6) information regarding the financial condition of AssetMark; (7) information regarding AssetMark’s profitability with respect to each Fund within the Trusts; (8) reports on AssetMark’s evaluation of sub-advisors, including reports relating to the monitoring of each sub-advisors’ trading and brokerage practices; (9) reports relating to the distribution, sales and redemptions of Fund shares and related shareholder services; (10) reports relating to the monitoring of the other service providers; and (11) other information relevant to an evaluation of the nature, extent and quality of the services provided by AssetMark in response to a series of detailed questions posed by Independent Counsel. The Trustees met with representatives of AssetMark. The Trustees also considered their discussions with representatives of AssetMark throughout the course of the Meeting, at other meetings of the Board and its committees and other communications throughout the year.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the Advisory Agreements. The independent Trustees discussed the Advisory Agreements in communications prior to their meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of AssetMark were present.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, extent and quality of the services that AssetMark provides to the Funds. With respect to the Sub-Advised Funds, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, AssetMark maintains a primary focus on the selection, evaluation and oversight of the Funds’ Sub-Advisors and considered each Advisory Agreement in this context. In this regard, the Trustees considered the information provided to them throughout the course of the year during regular meetings of the Board, which included meetings with the Trusts’ CCO at which the Trustees are provided with details regarding AssetMark’s compliance functions.

The Trustees considered AssetMark’s investment team and its capabilities, including with respect to the responsibilities that AssetMark has for the Funds that pursue their investment objectives through investments in other funds (each a “Fund-of-Funds”). The Trustees also considered AssetMark’s capabilities with respect to the administrative and compliance services provided to the Funds. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the Funds, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. With respect to the Sub-Advised Funds, the Trustees noted the responsibilities that AssetMark has under certain Funds’ manager-of-managers structure, including: selecting and oversight of the Funds’ Sub-Advisors; maintaining a comprehensive compliance and administration program; and implementing Fund policies.

The Trustees also considered (a) the financial position of AssetMark; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to the Funds; and (d) AssetMark’s supervision of the Funds’ third-party service providers.

The Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, with respect to the Sub-Advised Funds, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s (a) oversight of the Sub-Advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Trustees concluded that it was satisfied with the nature, extent and quality of the services provided by AssetMark, which will continue to be provided to each Fund.

Investment Performance

The Trustees considered the overall investment performance of the Funds, and, with respect to the Sub-Advised Funds, evaluated the Funds’ performance in the context of the manager-of-managers structure. The Trustees considered whether the Funds operated in a manner consistent with their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions.

The Trustees also considered each Fund’s investment performance relative to its respective benchmark index and relative to the performance of funds with comparable investment strategies selected by a third-party information provider. The Trustees also considered performance-related data received throughout the past year at and in connection with meetings of the Board. With respect to each Fund-of-Funds, the Trustees reviewed the performance of AssetMark in selecting the underlying funds for the Fund.

The Trustees considered that, as applicable, AssetMark continued to be proactive in seeking to replace and/or add Sub-Advisors or underlying funds, to reallocate assets among Sub-Advisors or underlying funds and to implement new investment strategies, with a view to improving Fund performance over the long term.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds was satisfactory and supported a decision to approve the renewal of the Advisory Agreements.

Advisory Fees and Total Expenses

The Trustees considered a detailed analysis of each Fund’s fees and expenses. The materials provided to the Board included (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; (ii) comparisons of each Fund’s expenses to industry averages; and (iii) fee schedules for the Funds’ Sub-Advisors, as applicable.

The Trustees considered expense limitation arrangements under which AssetMark has agreed to limit the Funds’ expenses. With respect to each Fund-of-Funds, the Trustees considered the indirect expenses borne by the Funds as shareholders of certain underlying funds. The Trustees also considered other efforts by AssetMark to reduce overall Fund expenses, including attempts to improve asset flows, implementing programs such as securities lending and negotiating strategic contracts with service providers.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

In analyzing the Funds’ fee levels as compared to other similar funds, the Trustees considered the Funds’ fee levels in light of the Funds’ special distribution structure, under which the Funds were distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds.

After comparing each Fund’s fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to each Fund was reasonable. In addition, the Trustees, including all of the independent Trustees, determined that the fees to be charged by AssetMark pursuant to the Advisory Agreements are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees reviewed and discussed the financial information presented by AssetMark, including information relating to the financial stability of AssetMark and its historical and anticipated profitability with respect to its management of the Funds. The Trustees discussed the methods used by AssetMark to allocate expenses to the Funds under its profitability analysis, and the Trustees considered the individual profitability of AssetMark with respect to each Fund under this methodology.

In evaluating AssetMark’s profitability, the Trustees acknowledged that the Funds are distributed in connection with AssetMark providing a package of administrative and other services as the sponsor of AssetMark’s investment platform and considered the benefits that flow to Fund shareholders as a result of these services. Additionally, the Trustees considered AssetMark’s existing agreements to waive advisory fees received from certain Funds and/or pay certain Fund expenses to the extent necessary to ensure that the Funds’ overall expenses do not exceed certain levels.

The Trustees considered ancillary benefits received by AssetMark as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs and the related marketing rebates received by the Advisor. The Trustees concluded that these benefits were reasonable.

The Trustees considered AssetMark’s profitability in managing each Fund within the Trusts, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees considered the fee waiver agreements under which AssetMark had agreed to waive expenses based upon the achievement of certain breakpoints listed in the agreement.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s level of profitability is reasonable. Additionally, the Trustees concluded that the economies of scale being realized by AssetMark, if any, do not mandate the implementation of new or amended breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the independent Trustees, concluded to approve the renewal of each Advisory Agreement with, and the fee to be paid to, AssetMark for each of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Assisted by Independent Counsel, the Trustees specifically requested and were furnished with materials for purposes of their review of each Sub-Advisory Agreement. The materials provided to the Board related to, among other things: (1) a copy of each Sub-Advisory Agreement; (2) information regarding the nature, quality and scope of the services to be provided by the Sub-Advisors; (3) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group, appropriate benchmark, and comparable Sub-Advisor client accounts, to the extent applicable; (4) AssetMark’s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (5) information regarding any benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Fund; (6) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Fund’s portfolio; (7) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage practices; (8) information regarding the financial condition of each Sub-Advisor or its parent company; and (9) other information relevant to an evaluation of the nature, extent and quality of the services provided by each Sub-Advisor in response to a series of detailed questions posed by Independent on behalf of the independent Trustees. The Trustees also considered the recommendations of AssetMark with respect to each Sub-Advisor and the methods and resources AssetMark utilized in its efforts to identify and engage Sub-Advisors for the Funds.

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering the renewal of the Sub-Advisory Agreements. The Trustees discussed the approval of the Sub-Advisory Agreements in communications prior to their meeting and, during the course of their meeting, in executive session with Independent Counsel at which no representatives of AssetMark or the Sub-Advisors were present.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Sub-Advisory Agreements. In so doing, the Trustees considered AssetMark’s role as a “manager-of-managers,” which includes, among other functions, monitoring and evaluating the performance of the Sub-Advisors, recommending that any Sub-Advisor not performing as expected be replaced, and negotiating advantageous fee arrangements that could permit the Funds to realize economies of scale without compromising the quality of services. These factors and the Board’s conclusions are set forth below.

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) and AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor.

The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered that they had reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with the Advisor and concluded that each Sub-Advisor’s performance record is satisfactory.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark for providing services to its relevant Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on negotiating the best possible fee structures for each Fund, and that the sub-advisory fees are paid by AssetMark out of the investment advisory fees received.

The Trustees also considered individual reports prepared with regard to each Sub-Advisor, containing comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to or less than the fees charged by each Sub-Advisor to other comparable funds and accounts.

The Trustees considered each sub-advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could potentially be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors on an arm’s-length basis.

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor, and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the independent Trustees, concluded to approve the renewal of the Sub-Advisory Agreement with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

Consideration and Approval of a New Investment Advisory and Sub-Advisory Agreement with AlphaSimplex Group, LLC

At the supplemental organizational meeting for the GuidePath® Managed Futures Strategy Fund (the “New Fund”) held on December 9, 2015 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds II (the “Trust”) considered the approval of the investment advisory agreement (the “Advisory Agreement”) between AssetMark, Inc. (“AssetMark”) and the Trust on behalf of the New Fund. Additionally, the Board considered the approval of the investment sub-advisory agreement between AlphaSimplex Group, LLC (“AlphaSimplex”) and AssetMark on behalf of the New Fund (the “Sub-Advisory Agreement”). The Advisory Agreement and Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The Board – including a majority of the independent Trustees – determined to approve the Advisory Agreement and the Sub-Advisory Agreement. The material factors considered and the conclusions that formed the basis of the Board’s approval of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the independent Trustees (“Independent Counsel”). The determination to approve the renewal of the Agreements was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreement

Materials Reviewed and the Review Process

Prior to voting to approve the Advisory Agreement, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review of the Advisory Agreement. The materials provided to the Board with regard to the Fund related to, among other things: (1) a copy of proposed form of the Advisory Agreement between AssetMark and the Trust; (2) information describing the nature, quality and extent of the services that AssetMark will provide to the New Fund, the fees AssetMark would charge to the New Fund for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the New Fund; (3) information concerning AssetMark’s business and operations, investment team, compliance program and internal procedures; (4) information describing the New Fund’s anticipated expense ratio compared to the New Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective of the New Fund; (5) information regarding the financial condition of AssetMark; and (6) other information relevant to an evaluation of the nature, extent and quality of the services to be provided by AssetMark in response to a questionnaire prepared with input from Independent Counsel.

The Trustees met with representatives of AssetMark and considered that the New Fund had been designed for AssetMark’s wealth management platform. The Trustees also considered their discussions with representatives of AssetMark throughout the course of the Meeting and during the executive session, and their discussions and considerations regarding the advisory arrangements for the Trust that had taken place at the regular quarterly Board meeting that had taken place immediately prior to the Meeting.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services that AssetMark would provide to the New Fund. The Trustees considered AssetMark’s capabilities with respect to the administrative and compliance services to be provided to the New Fund. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the New Fund, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. The Trustees noted the responsibilities that AssetMark would have under the New Fund’s manager-of-managers structure, including: selecting and monitoring one or more sub-advisors; maintaining a comprehensive compliance and administration program; and implementing fund policies. The Trustees considered AssetMark’s experience, resources and strengths in managing other funds and, in particular, other funds that operate using a fund-of-funds or manager-of-managers structure.

The Trustees also considered (a) the financial position of the Advisor; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to the other funds overseen by the Board; and (d) AssetMark’s supervision of third-party service providers to other funds overseen by the Board.

The Board considered the breadth and quality of services that AssetMark provides to the other funds overseen by the Board. The Trustees also considered that the New Fund and the other funds advised by AssetMark are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s (a) oversight of sub-advisors to other funds, including their compliance with the funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year in the context of other funds overseen by the Board and advised by AssetMark, the Trustees concluded that it was satisfied with the nature, extent and quality of the services to be provided by AssetMark to the New Fund.

Advisory Fees and Expenses

The Trustees considered the advisory fees proposed to be charged by AssetMark in connection with its relationship with the New Fund and its wholly-owned Cayman Islands subsidiary, the GuidePath® Managed Futures Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) and their anticipated expenses. The Trustees considered AssetMark’s commitment to limit the New Fund’s expenses through an amended fee waiver/expense limitation agreement with the Trust. The Trustees further examined how the proposed advisory fees compared to those of similar funds by reviewing comparative information supplied by a third-party data provider. The Trustees concluded that the proposed fees and anticipated expenses were reasonable.

In analyzing the New Fund’s proposed fee level as compared to other similar funds, the Trustees considered the New Fund’s fee level in light of the special distribution structure of AssetMark funds, under which the New Fund would be distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds.

After comparing the New Fund’s anticipated fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the New Fund and the Cayman Subsidiary by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to the New Fund and Cayman Subsidiary was reasonable. In addition, the Trustees, including all of the independent Trustees, determined that the fees to be charged by AssetMark pursuant to the New Fund’s Advisory Agreement are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Investment Performance

Because the New Fund is newly formed and had not yet commenced investment operations at the time of the Meeting, the Trustees could not consider AssetMark’s investment performance with respect to its management of the New Fund as a factor in evaluating the Advisory Agreement. The Trustees considered their recent discussions regarding AssetMark’s investment performance during their consideration of the renewal of the investment advisory agreement between the Trust and AssetMark on behalf of the Trust’s other series, and concluded that the historical performance record for AssetMark, viewed together with the other relevant factors considered by the Trustees, supported a decision to approve the Advisory Agreement for the New Fund.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees considered AssetMark’s expected profitability in managing the New Fund and the potential economies of scale that may be realized in the operation of the New Fund. Because the New Fund is newly formed, specific information was not available concerning the potential effect that asset growth and economies of scale may have on the New Fund’s expenses. The Trustees reviewed AssetMark’s profitability methodology, which was included in the Meeting materials, and considered their recent discussions regarding profitability and economies of scale during their consideration of the renewal of the investment advisory agreement between the Trust and AssetMark on behalf of the Trust’s other series. The Trustees concluded that it was appropriate to revisit the potential for economics of scale in connection with future annual reviews of the Advisory Agreement.

The Trustees considered ancillary benefits anticipated to be received by AssetMark as a result of its relationship with the New Fund as well as the other funds overseen by the Board, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs and the related marketing rebates received by AssetMark. The Trustees concluded that these benefits were reasonable.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s level of profitability is reasonable, and concluded that economies of scale were not currently being realized by AssetMark and were not expected to be realized in the immediate future.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, but with no single factor being determinative to their decision, the Trustees, including all of the independent Trustees, concluded to approve the Advisory Agreement for the New Fund, including the fees payable thereunder.

The Sub-Advisory Agreement

Materials Reviewed and the Review Process

Assisted by Independent Counsel, the Trustees specifically requested and were furnished with materials for purposes of their review of the Sub-Advisory Agreement. The materials provided to the Board related to, among other things: (1) copies of the proposed form of Sub-Advisory Agreement; (2) a description of AssetMark’s sub-advisor selection and recommendation process, and the reasons for AssetMark’s recommendation of AlphaSimplex; (3) information describing the nature, quality and extent of services that AlphaSimplex will provide to the New Fund and the

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2016

proposed sub-advisory fees payable by AssetMark to AlphaSimplex; (4) AlphaSimplex’s historical investment performance compared to an appropriate benchmark; (5) information concerning AlphaSimplex’s business and operations, investment team, compliance program and internal procedures, including biographical information for the investment professionals that would be responsible for the day-to-day management of the New Fund’s portfolio; (6) information regarding any anticipated benefits to AlphaSimplex, such as receipt of research from brokers, that might result from AlphaSimplex’s relationship with the New Fund; (7) information regarding the financial condition of AlphaSimplex; and (8) other information relevant to an evaluation of the nature, extent and quality of the services proposed to be provided by AlphaSimplex in response to a series of detailed questions posed Independent Counsel on behalf of the independent Trustees.

The Trustees also considered the recommendation of AlphaSimplex by AssetMark and the methods and resources AssetMark utilized in its efforts to identify and engage a sub-advisor for the New Fund.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Sub-Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services that AlphaSimplex would provide to the New Fund. The Trustees considered the specific investment process to be employed by AlphaSimplex in managing the New Fund, the experience, capability and integrity of AlphaSimplex’s portfolio management team and other personnel, and AlphaSimplex’s performance record as compared to a relevant benchmark. The Trustees considered AlphaSimplex’s organization, operations and financial position, noting the benefits of AlphaSimplex’s backing from the larger Natixis Global Asset Management organization, which provides additional stability and depth of resources. The Trustees reviewed the compliance materials that had been provided in the Meeting materials and considered the quality and commitment of AlphaSimplex’s regulatory and legal compliance policies, procedures and systems, including their brokerage and trading practices. The Trustees also considered the Advisor’s review and selection process with respect to a sub-advisor for the New Fund, along with the Advisor’s favorable assessment as to the nature, quality and extent of the sub-advisory services expected to be provided by AlphaSimplex.

Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality and extent of the sub-advisory services to be provided by AlphaSimplex, as well as AlphaSimplex’s ability to render such services based on its organization, operations and resources, were appropriate for the New Fund, in light of the Fund’s investment objective, policies and strategies.

Sub-Advisor Investment Performance

Because the New Fund is newly formed and had not yet commenced investment operations, the Trustees could not consider AlphaSimplex’s investment performance with respect to its management of the New Fund as a factor in evaluating the Sub-Advisory Agreements. The Trustees did consider AlphaSimplex’s historical performance record in managing its managed futures strategy, and the Trustees compared the historical performance records of the strategy to a relevant benchmark.

The Trustees concluded that AlphaSimplex’s historical performance record, viewed together with the other relevant factors considered by the Trustees, supported a decision to approve the Sub-Advisory Agreements.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the compensation to be paid by AssetMark to AlphaSimplex in conjunction with the services that would be rendered by AlphaSimplex. The Trustees also considered comparisons of the fees to be paid by AssetMark to AlphaSimplex with fees charged by AlphaSimplex to its other clients. In addition, the Trustees considered the recommendation of AssetMark with respect to AlphaSimplex and the Advisor’s representation that the fees to be paid to AlphaSimplex were the result of an arms-length negotiation. The Trustees considered that the sub-advisory fees would be paid by AssetMark to AlphaSimplex and would not be additional fees to be borne by the New Fund. The Trustees also considered whether the fee schedule of AlphaSimplex included breakpoints that would reduce that sub-advisor’s fees as assets in the New Fund increased. The Trustees concluded that, in light of the nature, quality and extent of the services to be provided, the proposed fees to be paid to AlphaSimplex with respect to the assets to be allocated to AlphaSimplex were reasonable.

The Trustees also considered “fall-out” or ancillary benefits that may potentially accrue to AlphaSimplex or its affiliates in the future because of its relationship with the New Fund. The Trustees concluded that the benefits that might accrue to AlphaSimplex or its affiliates were reasonable.

The Trustees did not consider the profitability of AlphaSimplex to be a material factor based on representations from AssetMark that it negotiated the Sub-Advisory Agreement, including the sub-advisory fees, with AlphaSimplex on an arm’s-length basis. Because the New Fund is newly formed, specific information was not available concerning the potential effect that asset growth and economies of scale may have on the New Fund’s expenses. The Trustees concluded that it was appropriate to revisit the potential for economics of scale in connection with future annual reviews of the Sub-Advisory Agreement.

Conclusion

Based on the foregoing, and such other matters as were deemed relevant, but with no single factor being determinative to their decision, the Trustees concluded to approve the Sub-Advisory Agreement, including the fees payable thereunder, on behalf of the New Fund.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund (formerly, GuideMark® Large Cap Growth Fund)

GuideMark® Emerging Markets Fund (formerly, GuideMark® Large Cap Value Fund)

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Opportunistic Equity Fund

GuideMark® Core Fixed Income Fund

GuideMark® Tax-Exempt Fixed Income Fund

GuideMark® Opportunistic Fixed Income Fund

GuidePath® Growth Allocation Fund (formerly, GuidePath® Strategic Asset Allocation Fund)

GuidePath® Conservative Allocation Fund (formerly, GuidePath® Tactical Constrained® Asset Allocation Fund)

GuidePath® Tactical Allocation Fund (formerly, GuidePath® Tactical Unconstrained® Asset Allocation Fund)

GuidePath® Absolute Return Allocation Fund (formerly, GuidePath® Absolute Return Asset Allocation Fund)

GuidePath® Multi-Asset Income Allocation Fund (formerly, GuidePath® Multi-Asset Income Asset Allocation Fund)

GuidePath® Flexible Income Allocation Fund (formerly, GuidePath® Fixed Income Allocation Fund)

GuidePath® Managed Futures Strategy Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202
Custodians

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

BNY Mellon Asset Servicing

One Wall Street

New York, NY 10286

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

Annual Report

March 31, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended March 31, 2016, the registrant’s principal accountant billed the registrant $124,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2015, the registrant’s principal accountant billed the registrant $117,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2016, the registrant’s principal accountant billed the registrant $31,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2015, the registrant’s principal accountant billed the registrant $31,000 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2016 and March 31, 2015, were $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GPS Funds I

By (Signature and Title) /s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 05/31/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 05/31/2016

By (Signature and Title) /s/ Patrick R. Young
Patrick R Young, Principal Financial Officer/Treasurer

Date 05/31/2016